UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Fidelity’s Broadly Diversified International Equity Funds

Fidelity® Global Balanced Fund Fidelity Diversified International Fund Fidelity Aggressive International Fund Fidelity Overseas Fund Fidelity Worldwide Fund

Annual Report October 31, 2005

Contents

Shareholder Expense Example	A-4	An example of shareholder expenses.
Global Balanced Fund	A-5	Performance
	A-6	Management’s Discussion
	A-7	Investment Changes
	A-8	Investments
	A-14	Financial Statements
Diversified International Fund	A-16	Performance
	A-17	Management’s Discussion
	A-18	Investment Changes
	A-19	Investments
	A-26	Financial Statements
Aggressive International Fund	A-28	Performance
	A-29	Management’s Discussion
	A-30	Investment Changes
	A-31	Investments
	A-33	Financial Statements
Overseas Fund	A-35	Performance
	A-36	Management’s Discussion
	A-37	Investment Changes
	A-38	Investments
	A-41	Financial Statements
Worldwide Fund	A-43	Performance
	A-44	Management’s Discussion
	A-45	Investment Changes
	A-46	Investments
	A-51	Financial Statements
Notes to Financial Statements	A-53	Notes to the Financial Statements
Reports of Independent Registered	A-58
Public Accounting Firms
Trustees and Officers	A-60
Distributions	A-66
Board Approval of Investment Advisory	A-67
Contracts and Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the
Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc. and have been licensed for use by Fidelity Distributors
Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

A-2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Infor
mation regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold-
ings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

A-3

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including manage ment fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Global Balanced
Actual	$1,000.00	$1,063.50	$5.93
HypotheticalA	$1,000.00	$1,019.46	$5.80
Diversified International
Actual	$1,000.00	$1,096.10	$5.81
HypotheticalA	$1,000.00	$1,019.66	$5.60
Aggressive International
Actual	$1,000.00	$1,077.70	$5.03
HypotheticalA	$1,000.00	$1,020.37	$4.89
Overseas
Actual	$1,000.00	$1,119.50	$4.97
HypotheticalA	$1,000.00	$1,020.52	$4.74
Worldwide
Actual	$1,000.00	$1,098.60	$5.55
HypotheticalA	$1,000.00	$1,019.91	$5.35

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Global Balanced	1.14%
Diversified International	1.10%
Aggressive International	96%
Overseas	93%
Worldwide	1.05%

Annual Report

A-4

Global Balanced

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity® Global Balanced Fund	13.92%	5.77%	8.63%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International World Index performed over the same period.

A-5

Annual Report

Global Balanced

Management’s Discussion of Fund Performance

Comments from Richard Mace, Portfolio Manager of Fidelity® Global Balanced Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

Fidelity Global Balanced Fund gained 13.92% for the 12 months ending October 31, 2005, while the Fidelity Global Balanced Composite Index a 60%/40% blend of the MSCI World index and the Citigroup® World Government Bond Index returned 7.12% and the LipperSM Global Flexible Portfolio Funds Average rose 11.20% . The robust performance of the portfolio’s equity component led by its U.S. holdings was the biggest contrib uting factor in the fund’s outperformance of its benchmark. With an average of nearly 65% of the fund’s assets in equities, this overweighting relative to the composite index helped strengthen returns for the period. Astute stock selection in the telecommunication services, energy, financials and consumer discretionary sectors boosted performance, with such names as U.K. broadband and media company Telewest Global, Canadian energy producer EnCana and U.S. refiner Valero Energy all contributing nicely. Google, the U.S. Internet search firm, also did well. Conversely, an out of index position in Symantec, the U.S. maker of security software, and an overweighting in eBay, the U.S. online auctions firm, detracted. Performance also was held back by the generally poor showing of the fund’s bond subportfolio, which lost ground as short term interest rates in many areas of the world increased. Some of the stocks mentioned here were no longer held at period end.

Note to shareholders:

Effective January 1, 2006, Derek Young has been named interim Lead Portfolio Manager of Fidelity Global Balanced Fund while the fund’s Portfolio Manager, Richard Mace, is on a leave of absence from the firm.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-6

Global Balanced Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	64.5	61.9
Bonds	23.3	20.9
Short Term Investments and Net
Other Assets	12.2	17.2

Top Five Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co. (United States
of America)	1.1	1.2
Talisman Energy, Inc. (Canada)	1.1	0.8
Intel Corp. (United States of
America)	0.9	1.0
Exxon Mobil Corp. (United States
of America)	0.9	0.9
Google, Inc. Class A (sub. vtg.)
(United States of America)	0.8	0.5
	4.8
Top Five Bond Issuers as of October 31, 2005
(with maturities greater than one	% of fund’s	% of fund’s net assets
year)	net assets	6 months ago
Japan Government	9.5	3.4
U.S. Treasury Obligations	6.1	4.5
French Government	1.5	0.0
Spanish Kingdom	1.0	0.0
Kingdom of Norway	0.7	0.8
	18.8
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	12.8	10.1
Consumer Discretionary	8.7	9.9
Information Technology	7.4	7.1
Energy	7.4	6.7
Health Care	6.3	6.2
Consumer Staples	6.2	6.6
Industrials	5.7	5.8
Materials	2.4	2.5
Telecommunication Services	1.6	5.7
Utilities	1.3	1.3

A-7 Annual Report

Global Balanced Investments October 31, 2005 Showing Percentage of Net Assets

Common Stocks 59.8%
	Shares	Value (Note 1)
Australia 0.4%
BHP Billiton Ltd.	17,134	$266,005
Downer EDI Ltd.	44,202	200,956
Macquarie Airports unit	89,479	200,724
Vision Group Holdings Ltd.	51,200	172,282
TOTAL AUSTRALIA		839,967

Austria 0.1%
Oesterreichische Elektrizitaetswirtschafts
AG (Verbund)	300	95,660
OMV AG	2,000	107,888
TOTAL AUSTRIA		203,548

Belgium – 0.1%
InBev SA	3,700	147,920
Umicore SA	1,100	110,105
TOTAL BELGIUM		258,025

Bermuda 0.4%
ACE Ltd.	6,000	312,600
Aspen Insurance Holdings Ltd.	13,300	321,727
Endurance Specialty Holdings Ltd.	6,600	218,856
TOTAL BERMUDA		853,183

Brazil 0.0%
Uniao de Bancos Brasileiros SA
(Unibanco) GDR	1,650	86,295
Canada 1.9%
Alcan, Inc.	700	22,055
EnCana Corp.	32,600	1,490,601
Newmont Mining Corp. of Canada Ltd.
(exchangeable shares)	400	17,101
Novelis, Inc.	140	2,742
Talisman Energy, Inc.	47,010	2,082,213
TOTAL CANADA		3,614,712

Denmark – 0.3%
East Asiatic Co. Ltd.	600	45,392
GN Store Nordic AS	9,300	112,035
Novo Nordisk AS Series B	1,350	69,172
Novozymes AS Series B	2,100	109,794
Sondagsavisen AS (Reg.) (a)	10,900	100,671
Vestas Wind Systems AS (a)	7,500	162,330
TOTAL DENMARK		599,394

Egypt 0.0%
Orascom Telecom SAE GDR	1,800	88,290
Finland – 0.3%
Neste Oil Oyj	3,875	120,077
Nokia Corp. sponsored ADR	24,200	407,044
TOTAL FINLAND		527,121

France – 2.2%
Accor SA	3,500	174,790

	Shares	Value (Note 1)
Alstom SA (a)	2,900	$139,020
BNP Paribas SA	2,700	204,717
Boursorama (a)	12,300	101,001
Carrefour SA	4,600	204,579
CNP Assurances	1,900	132,216
Compagnie Generale de Geophysique
SA (a)	700	61,046
Credit Agricole SA	4,700	137,754
Financiere Marc de Lacharriere SA
(Fimalac)	2,100	114,037
France Telecom SA	2,100	54,579
Gaz de France	1,500	46,122
Groupe Danone	300	30,604
Ipsos SA	500	59,338
L’Air Liquide SA	1,200	218,220
L’Oreal SA	2,100	154,441
Lagardere S.C.A. (Reg.)	1,500	103,122
Laurent Perrier Group	1,000	52,685
Louis Vuitton Moet Hennessy (LVMH)	1,100	89,073
Nexity	1,800	82,189
Orpea (a)	3,334	179,848
Pernod Ricard SA	865	151,286
Safran SA	4,700	93,526
Sanofi Aventis	6,000	481,440
Silicon On Insulator Technologies SA
(SOITEC) (a)	6,300	94,326
Total SA Series B	3,051	768,974
Vallourec SA	200	89,906
Vivendi Universal SA sponsored ADR	8,200	257,644
TOTAL FRANCE		4,276,483

Germany 2.1%
Adidas Salomon AG	770	129,216
Allianz AG:
(Reg.)	600	84,840
sponsored ADR	13,600	192,304
BASF AG	3,200	230,400
Bayer AG	5,400	187,920
Bijou Brigitte Modische Accessoires AG .	300	62,395
DAB Bank AG	11,500	86,712
DaimlerChrysler AG (Reg.)	5,400	270,270
Deutsche Bank AG (NY Shares)	800	74,880
Deutsche Post AG	7,400	164,996
Deutsche Telekom AG (Reg.)	7,800	138,060
E.ON AG	4,500	407,835
ESCADA AG (a)	15,200	386,285
GFK AG	2,100	69,605
Heidelberger Druckmaschinen AG	3,900	123,891
Hugo Boss AG	3,700	125,965
Hypo Real Estate Holding AG	2,600	125,730
Infineon Technologies AG (a)	7,600	70,984
IWKA AG	2,900	64,313
Metro AG	2,400	109,153
MPC Muenchmeyer Petersen Capital AG	2,200	155,598

See accompanying notes which are an integral part of the financial statements.

Annual Report A-8

Common Stocks continued
	Shares	Value (Note 1)
Germany – continued
SAP AG sponsored ADR	7,600	$326,344
SGL Carbon AG (a)	6,700	98,066
Siemens AG (Reg.)	1,900	141,398
Software AG (Bearer)	1,000	45,409
United Internet AG	2,200	71,074
TOTAL GERMANY		3,943,643

Greece 0.1%
Greek Organization of Football
Prognostics SA	5,450	157,319
Jumbo SA (a)	6,100	66,543
TOTAL GREECE		223,862

Hong Kong – 0.3%
Cheung Kong Holdings Ltd.	20,000	208,073
China Mobile (Hong Kong) Ltd.	25,500	114,495
Esprit Holdings Ltd.	17,000	119,845
Hong Kong & China Gas Co. Ltd.	91,000	187,820
TOTAL HONG KONG		630,233

India 0.2%
Crompton Greaves Ltd.	14,309	195,380
State Bank of India	9,096	188,624
TOTAL INDIA		384,004

Ireland 0.5%
Allied Irish Banks PLC	11,800	248,154
C&C Group PLC	35,100	216,692
DEPFA BANK PLC	7,100	110,645
IAWS Group PLC (Ireland)	9,300	128,206
Irish Life & Permanent PLC	8,100	142,735
Paddy Power PLC (Ireland)	10,836	183,154
TOTAL IRELAND		1,029,586

Israel 0.3%
Bank Hapoalim BM (Reg.)	31,400	120,266
Nice Systems Ltd. sponsored ADR (a)	1,200	52,404
Teva Pharmaceutical Industries Ltd.
sponsored ADR	10,700	407,884
TOTAL ISRAEL		580,554

Italy 0.8%
Amplifon Spa	1,900	123,584
Azimut Holdings Spa	17,500	126,246
Banca Intesa Spa	33,100	154,469
Banca Popolare di Milano	9,900	94,348
Banche Popolari Unite S.c.a.r.l.	7,200	152,423
ENI Spa	3,500	93,625
ENI Spa sponsored ADR	2,500	334,375
Geox Spa	7,800	74,091
Telecom Italia Spa	27,700	80,125
Unicredito Italiano Spa	54,900	306,549
TOTAL ITALY		1,539,835

	Shares	Value (Note 1)
Japan 10.6%
Aeon Co. Ltd.	17,100	$355,413
Aioi Insurance Co. Ltd.	16,000	114,037
Astellas Pharma, Inc.	12,500	449,246
Create SD Co. Ltd.	2,200	79,639
Daifuku Co. Ltd.	11,000	145,084
Daimei Telecom Engineering Corp. (a)	16,000	162,118
Daiwa House Industry Co. Ltd.	8,000	107,663
Diamond Lease Co. Ltd.	19,500	910,227
East Japan Railway Co	58	346,580
Fanuc Ltd.	2,300	181,257
First Juken Co. Ltd.	7,800	76,128
Fujitsu Ltd.	60,000	396,982
Fuyo General Lease Co. Ltd.	5,200	196,794
Hirose Electric Co. Ltd.	1,100	126,031
Honda Motor Co. Ltd.	8,700	483,894
Itochushokuhin Co. Ltd.	9,300	317,326
Japan Retail Fund Investment Corp	14	102,086
Japan Tobacco, Inc	20	318,694
JSR Corp.	7,000	165,799
Juroku Bank Ltd.	40,000	333,936
Kamigumi Co. Ltd.	17,000	140,598
Kaneka Corp.	10,000	124,187
KOEI Co. Ltd. (e)	3,900	118,211
Kose Corp.	1,600	58,058
Kuraray Co. Ltd.	14,500	138,506
Kuraya Sanseido, Inc.	7,600	118,339
Kurita Water Industries Ltd.	5,100	85,772
Kyushu Shinwa Holdings, Inc. (a)	190,000	519,956
Mars Engineering Corp.	2,300	70,909
Matsushita Electric Industrial Co. Ltd.	24,000	441,600
Matsuzakaya Co. Ltd.	17,000	124,992
Mercian Corp.	49,000	159,979
Millea Holdings, Inc.	5	90,970
Mitsui & Co. Ltd.	37,000	455,966
Mitsui Fudosan Co. Ltd.	26,000	426,686
Mizuho Financial Group, Inc.	161	1,076,389
Murata Manufacturing Co. Ltd.	5,000	249,846
Nikko Cordial Corp.	28,000	339,478
Nippon Oil Corp.	115,000	978,988
Nippon Steel Corp.	143,000	511,461
NOK Corp.	8,100	244,814
NTT DoCoMo, Inc.	158	273,340
Omron Corp.	10,300	243,961
Parco Co. Ltd.	13,000	126,880
Ricoh Co. Ltd.	17,000	270,743
Sanken Electric Co. Ltd.	9,000	104,052
Sega Sammy Holdings, Inc.	7,200	259,389
Sega Sammy Holdings, Inc. New	5,900	214,088
Shinagawa Refractories Co. Ltd.	24,000	91,451
Sho Bond Corp.	16,100	167,593
Softbank Corp.	2,100	119,121
Sony Corp.	3,300	108,240

See accompanying notes which are an integral part of the financial statements.

A-9 Annual Report

Global Balanced Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Japan continued
Stanley Electric Co. Ltd.	32,300	$498,747
Sumitomo Corp.	37,000	413,350
Sumitomo Electric Industries Ltd.	21,000	276,796
Sumitomo Mitsui Financial Group, Inc. .	72	667,179
T&D Holdings, Inc.	11,550	729,182
Takara Holdings, Inc.	32,000	189,831
Takeda Pharamaceutical Co. Ltd.	6,600	363,519
Takefuji Corp.	5,900	414,380
The Sumitomo Warehouse Co. Ltd. (e)	15,000	116,652
Toc Co. Ltd.	26,000	150,860
Tokyo Electric Power Co.	32,600	814,497
Tokyo Tatemono Co. Ltd.	14,000	116,393
Tokyo Tomin Bank Ltd.	1,900	69,931
TonenGeneral Sekiyu KK	3,000	33,619
Toray Industries, Inc.	22,000	122,697
Toyota Motor Corp.	27,900	1,294,699
Trend Micro, Inc.	2,500	78,158
Yokogawa Electric Corp.	9,000	132,890
TOTAL JAPAN		20,306,877

Korea (South) – 0.5%
Hyundai Engineering & Construction Co.
Ltd. (a)	2,920	90,761
Industrial Bank of Korea	17,510	207,973
Kookmin Bank	3,650	200,330
S Oil Corp.	2,490	186,273
Samsung Engineering Co. Ltd.	9,070	199,818
TOTAL KOREA (SOUTH)		885,155

Luxembourg 0.1%
SES Global unit	6,600	103,248
Malaysia 0.1%
Commerce Asset Holding BHD	91,100	132,728
Netherlands – 0.7%
ABN AMRO Holding NV	3,700	87,838
ASML Holding NV (NY Shares) (a)	6,300	106,974
DSM NV	2,800	100,527
EADS NV	5,400	187,077
ING Groep NV (Certificaten Van
Aandelen)	5,400	155,844
Koninklijke KPN NV	4,000	38,072
Koninklijke Numico NV (a)	3,370	136,464
Koninklijke Philips Electronics NV	3,200	83,712
OPG Groep NV (A Shares)(Certificaten
Van Aandelen) unit	1,000	69,887
STMicroelectronics NV	1,900	31,293
Trader Classified Media NV (A Shares) .	3,100	47,678
Unilever NV (Certificaten Van Aandelen)	1,800	126,660
VNU NV	5,500	174,916
TOTAL NETHERLANDS		1,346,942

Netherlands Antilles – 0.6%
Schlumberger Ltd. (NY Shares)	11,700	1,062,009

	Shares	Value (Note 1)
Norway 0.5%
DnB NOR ASA	20,400	$208,515
Fred Olsen Energy ASA (a)	2,400	66,216
Norsk Hydro ASA sponsored ADR	1,300	128,856
Schibsted ASA (B Shares)	2,500	72,049
Statoil ASA	1,500	33,546
TANDBERG Television ASA (a)	14,200	176,791
Telenor ASA	12,300	120,051
Yara International ASA	7,300	120,339
TOTAL NORWAY		926,363

Panama – 0.2%
Carnival Corp. unit	7,100	352,657
Papua New Guinea 0.1%
Oil Search Ltd.	83,600	206,289
Poland – 0.1%
Polski Koncern Naftowy Orlen SA	5,100	90,549
Powszechna Kasa Oszczednosci Bank
SA	7,300	61,383
TVN SA	3,383	57,711
TOTAL POLAND		209,643

Portugal 0.1%
Media Capital SGPS SA (a)	17,400	139,750
South Africa – 0.1%
Edgars Consolidated Stores Ltd.	13,800	61,288
Nedbank Group Ltd	9,100	115,954
TOTAL SOUTH AFRICA		177,242

Spain 0.8%
Antena 3 Television SA	9,200	178,882
Banco Bilbao Vizcaya Argentaria SA	15,800	278,554
Banco Espanol de Credito SA (Reg.)	8,000	117,669
Banco Pastor SA (Reg.)	3,700	158,299
Banco Santander Central Hispano SA	27,800	352,782
Gestevision Telecinco SA	2,800	62,129
Telefonica SA sponsored ADR	8,740	419,083
TOTAL SPAIN		1,567,398

Sweden 0.3%
Eniro AB	10,200	111,461
Gambro AB (A Shares)	8,900	125,761
Kungsleden AB	3,300	86,422
Modern Times Group AB (MTG)
(B Shares) (a)	2,100	80,317
Telefonaktiebolaget LM Ericsson
(B Shares) sponsored ADR	6,100	200,141
TOTAL SWEDEN		604,102

Switzerland 2.1%
Alcon, Inc.	3,100	411,990
Clariant AG (Reg.)	5,400	72,047
Compagnie Financiere Richemont unit	7,640	290,689
Credit Suisse Group sponsored ADR	7,800	345,618

See accompanying notes which are an integral part of the financial statements.

Annual Report A-10

Common Stocks continued
	Shares	Value (Note 1)
Switzerland – continued
Nestle SA (Reg.)	1,827	$544,210
Nobel Biocare Holding AG (Switzerland)	660	152,182
Novartis AG (Reg.)	13,120	706,118
Phonak Holding AG	3,523	146,888
Roche Holding AG (participation
certificate)	4,170	623,001
Societe Generale de Surveillance Holding
SA (SGS) (Reg.)	243	179,071
Syngenta AG (Switzerland)	1,100	117,923
UBS AG (NY Shares)	4,700	402,649
TOTAL SWITZERLAND		3,992,386

Taiwan 0.2%
Far EasTone Telecommunications Co. Ltd.	188,000	218,530
Holtek Semiconductor, Inc.	102,000	120,388
TOTAL TAIWAN		338,918

United Kingdom – 6.5%
Anglo American PLC (United Kingdom) .	5,400	159,659
ARM Holdings PLC	16,000	30,806
AstraZeneca PLC:
(United Kingdom)	8,100	363,690
sponsored ADR	1,600	71,840
BAE Systems PLC	41,310	241,719
Barclays PLC	23,500	232,767
Benfield Group PLC	9,900	56,088
BG Group PLC	23,700	208,120
Big Yellow Group PLC	16,400	69,685
Body Shop International PLC	37,000	137,564
BP PLC sponsored ADR	18,300	1,215,120
Brambles Industries PLC	16,800	97,113
British Land Co. PLC	11,700	184,357
BT Group PLC sponsored ADR	5,000	189,050
Cadbury Schweppes PLC	17,300	170,296
Caffe Nero Group PLC (a)	55,700	246,042
Coffeeheaven International PLC (a)	2,051,700	45,769
Corin Group PLC	19,802	116,482
Diageo PLC	19,200	285,264
Dicom Group PLC	2,900	43,231
Easynet Group PLC (a)	42,500	129,420
Eircom Group PLC	33,000	79,118
EMI Group PLC	18,400	69,713
Flomerics Group PLC	35,700	50,564
Gallaher Group PLC	6,200	96,131
GCAP Media PLC	16,081	96,800
GlaxoSmithKline PLC	29,500	766,853
Gyrus Group PLC (a)	12,700	71,839
HBOS PLC	8,900	131,492
Hilton Group PLC	26,000	156,163
HSBC Holdings PLC (United Kingdom)
(Reg.)	58,679	924,311
Informa PLC	9,900	65,597
Intec Telecom Systems PLC (a)	42,600	41,105

	Shares	Value (Note 1)
Intertek Group PLC	3,600	$45,412
Inventive Leisure PLC	47,700	135,121
ITE Group PLC	29,321	58,660
ITV PLC	47,700	87,828
Jardine Lloyd Thompson Group PLC	21,400	180,724
Lloyds TSB Group PLC	15,400	125,964
M&C Saatchi	37,600	71,894
Man Group PLC	3,800	103,607
Mothercare PLC	23,300	130,767
Pipex Communications PLC (a)	199,500	32,671
Prudential PLC	20,900	175,391
Reckitt Benckiser PLC	4,639	140,198
Reed Elsevier PLC	10,700	97,750
Reuters Group PLC	37,200	236,605
Rio Tinto PLC (Reg.)	6,200	236,561
Royal Bank of Scotland Group PLC	12,972	359,193
Royal Dutch Shell PLC:
Class A sponsored ADR	7,800	483,912
Class A (Netherlands)	3,000	93,060
Class B	14,231	465,425
SABMiller PLC	8,500	160,420
Sportingbet PLC	15,100	78,731
Standard Chartered PLC (United
Kingdom)	10,593	222,427
SurfControl PLC (a)	6,100	46,142
SVG Capital PLC (a)	5,400	62,812
Taylor Nelson Sofres PLC	13,100	48,241
Tesco PLC	14,000	74,545
Unilever PLC	6,750	68,513
Virgin Mobile Holdings (UK) PLC	16,500	87,637
Vodafone Group PLC sponsored ADR	38,000	997,880
Whatman PLC	25,000	123,932
Wolseley PLC	7,900	160,706
Yell Group PLC	13,900	108,896
TOTAL UNITED KINGDOM		12,345,393

United States of America – 26.2%
AES Corp. (a)	32,200	511,658
Allergan, Inc.	6,300	562,590
Altria Group, Inc.	20,000	1,501,000
American Express Co.	9,300	462,861
American International Group, Inc.	15,987	1,035,958
Amkor Technology, Inc. (a)	63,300	334,224
Analog Devices, Inc.	9,500	330,410
Apple Computer, Inc. (a)	8,400	483,756
aQuantive, Inc. (a)	22,000	476,300
Aspect Medical Systems, Inc. (a)	8,400	274,008
Badger Meter, Inc.	6,400	211,200
Bank of the Ozarks, Inc.	6,400	224,448
Baxter International, Inc.	6,700	256,141
BEA Systems, Inc. (a)	22,800	201,096
BioMarin Pharmaceutical, Inc. (a)	16,800	141,120
Blue Nile, Inc. (a)	8,500	304,895
Buffalo Wild Wings, Inc. (a)	6,900	189,336

See accompanying notes which are an integral part of the financial statements.

A-11 Annual Report

Global Balanced
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
United States of America – continued
C.R. Bard, Inc.	8,400	$523,992
Caterpillar, Inc.	8,200	431,238
Coca Cola Enterprises, Inc.	9,100	171,990
Colgate Palmolive Co.	12,200	646,112
ConocoPhillips	8,400	549,192
Crown Castle International Corp. (a)	16,500	404,580
CVS Corp.	13,600	331,976
D.R. Horton, Inc.	27,700	850,113
DATATRAK International, Inc. (a)	25,950	258,722
Dell, Inc. (a)	11,000	350,680
E*TRADE Financial Corp. (a)	47,800	886,690
Emdeon Corp. (a)	11,800	108,560
Equity Lifestyle Properties, Inc.	8,600	364,038
Exelon Corp.	12,600	655,578
Exxon Mobil Corp.	28,900	1,622,446
FARO Technologies, Inc. (a)	8,400	174,384
Federated Department Stores, Inc.	13,700	840,769
FedEx Corp.	4,700	432,071
Fluor Corp.	5,000	318,000
Gamestop Corp. Class A (a)	14,300	507,364
Genentech, Inc. (a)	6,900	625,140
General Electric Co.	62,600	2,122,766
General Growth Properties, Inc.	12,740	541,195
Golden West Financial Corp., Delaware	6,600	387,618
Google, Inc. Class A (sub. vtg.) (a)	4,200	1,562,988
Harris Corp.	14,600	600,060
Health Net, Inc. (a)	6,900	323,196
Honeywell International, Inc.	13,800	471,960
Intel Corp.	69,100	1,623,850
JCPenney Co., Inc.	12,400	634,880
Johnson & Johnson	19,000	1,189,780
KB Home	15,100	986,785
Kellogg Co.	12,600	556,542
Lamar Advertising Co. Class A (a)	6,000	267,720
Lehman Brothers Holdings, Inc.	3,600	430,812
Marchex, Inc. Class B (a)(e)	24,400	411,140
MedImmune, Inc. (a)	17,000	594,660
Microsoft Corp.	54,500	1,400,650
Monsanto Co.	10,200	642,702
National Semiconductor Corp.	22,500	509,175
Newmont Mining Corp.	6,500	276,900
Nextel Partners, Inc. Class A (a)	8,700	218,805
Omnicom Group, Inc.	4,100	340,136
optionsXpress Holdings, Inc.	14,400	271,584
PepsiCo, Inc.	17,590	1,039,217
Praxair, Inc.	8,900	439,749
Prudential Financial, Inc.	6,400	465,856
Quicksilver Resources, Inc. (a)	7,950	307,904
Regeneration Technologies, Inc. (a)	37,400	270,402
Robert Half International, Inc.	8,500	313,480
Service Corp. International (SCI)	29,700	248,589
Staples, Inc.	19,800	450,054

		Shares	Value (Note 1)
Starbucks Corp. (a)		24,200	$684,376
State Street Corp.		9,200	508,116
Synthes, Inc.		1,720	182,120
The Boeing Co.		3,600	232,704
The Coca Cola Co.		13,600	581,808
The St. Paul Travelers Companies, Inc.		6,200	279,186
THQ, Inc. (a)		8,100	187,758
Titanium Metals Corp. (a)		4,600	217,120
TradeStation Group, Inc. (a)		68,000	678,640
Trimble Navigation Ltd. (a)		8,000	230,960
UAP Holding Corp.		11,500	219,650
UnionBanCal Corp.		3,500	239,680
UnitedHealth Group, Inc.		13,200	764,148
Urban Outfitters, Inc. (a)		18,200	515,606
Valero Energy Corp.		8,800	926,112
Wachovia Corp.		13,200	666,864
Walgreen Co.		18,800	854,084
Walt Disney Co.		11,600	282,692
Watts Water Technologies, Inc. Class A .		7,500	208,200
Wells Fargo & Co.		12,700	764,540
Whole Foods Market, Inc.		3,200	461,216
Wm. Wrigley Jr. Co.		8,500	590,750
XM Satellite Radio Holdings, Inc.
Class A (a)		8,300	239,289
Yahoo!, Inc. (a)		30,200	1,116,494
TOTAL UNITED STATES OF AMERICA			50,087,904

TOTAL COMMON STOCKS
(Cost $93,213,155)			114,463,739

Government Obligations 23.8%
		Principal
		Amount (d)
France – 1.5%
French Government 3.5%
1/12/08	EUR	2,300,000	2,805,375
Germany 3.3%
German Federal Republic 4.5%
8/18/06	EUR	5,125,000	6,241,891
Italy 0.6%
Italian Republic 4.25% 8/1/14	EUR	900,000	1,142,960
Japan 9.5%
Japan Government:
0.1% 6/20/07	JPY	1,500,000,000	12,863,053
1.9% 3/20/08	JPY	600,000,000	5,344,095
TOTAL JAPAN			18,207,148

Norway 0.7%
Kingdom of Norway 6.75%
1/15/07	NOK	8,500,000	1,365,801
Spain 1.0%
Spanish Kingdom 3% 7/30/07	EUR	1,600,000	1,930,467

See accompanying notes which are an integral part of the financial statements.

Annual Report A-12

Government Obligations continued
			Principal	Value
			Amount (d)	(Note 1)
United Kingdom – 0.6%
United Kingdom, Great Britain
& Northern Ireland 7.5%
12/7/06		GBP	650,000	$ 1,189,919
United States of America – 6.6%
U.S. Treasury Bills, yield at date
of purchase 3.33% to 3.67%
12/15/05 to 1/12/06 (f)			825,000	819,570
U.S. Treasury Notes:
3.375% 12/15/08			4,000,000	3,877,344
3.5% 5/31/07			7,950,000	7,843,486
TOTAL UNITED STATES OF AMERICA				12,540,400

TOTAL GOVERNMENT OBLIGATIONS
(Cost $46,416,521)				45,423,961

Money Market Funds 16.2%
			Shares
Fidelity Cash Central Fund,
3.92% (b)			30,578,519	30,578,519
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)			478,220	478,220
TOTAL MONEY MARKET FUNDS
(Cost $31,056,739)				31,056,739

TOTAL INVESTMENT PORTFOLIO 99.8%
(Cost $170,686,415)				190,944,439

NET OTHER ASSETS 0.2%				302,279
NET ASSETS 100%				$ 191,246,718

Futures Contracts
	Expiration		Underlying	Unrealized
	Date		Face Amount	Appreciation/
			at Value	(Depreciation)
Purchased

Equity Index Contracts
27 DAX 100 Index
Contracts
(Germany)	Dec. 2005		$ 4,070,415	$ (59,190)
31 Nasdaq 100
Index Contracts	Dec. 2005		4,918,150	(79,980)
TOTAL EQUITY INDEX
CONTRACTS			$ 8,988,565	$ (139,170)

The face value of futures purchased as a percentage of net assets - 4.7%

Currency Abbreviations
EUR	—	European Monetary Unit
GBP	—	British pound
JPY	—	Japanese yen
NOK		Norwegian krone

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Security or a portion of the security is on loan at period end.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $819,570.

Other Information

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):

U.S.Government and U.S.Government Agency Obligations	6.1%
AAA, AA, A	17.2%
BBB	0.0%
BB	0.0%
B	0.0%
CCC, CC, C	0.0%
Equities	64.5%
Short-Term Investments and Net Other Assets	12.2%
100.0%

We have used ratings from Moody’s Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

A-13 Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities
			October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$470,041) (cost $170,686,415)
— See accompanying schedule			$190,944,439
Foreign currency held at value (cost
$97,749)			97,655
Receivable for investments sold			1,715,903
Receivable for fund shares sold			556,204
Dividends receivable			126,022
Interest receivable			545,648
Receivable for daily variation on fu-
tures contracts			126,971
Other affiliated receivables			1
Other receivables			10,611
Total assets			194,123,454

Liabilities
Payable to custodian bank		$13
Payable for investments purchased	.	1,915,692
Payable for fund shares redeemed	.	231,949
Accrued management fee		113,610
Other affiliated payables		49,059
Other payables and accrued
expenses		88,193
Collateral on securities loaned, at
value		478,220
Total liabilities			2,876,736

Net Assets			$191,246,718
Net Assets consist of:
Paid in capital			$152,589,429
Undistributed net investment income			1,211,763
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			17,337,431
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies			20,108,095
Net Assets, for 8,712,275 shares
outstanding			$191,246,718
Net Asset Value, offering price and
redemption price per share
($191,246,718 ÷ 8,712,275
shares)			$21.95

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$1,801,097
Special Dividends		246,900
Interest		1,502,976
Security lending		12,483
		3,563,456
Less foreign taxes withheld		(125,913)
Total income		3,437,543

Expenses
Management fee	$1,273,258
Transfer agent fees	459,115
Accounting and security lending
fees	88,293
Independent trustees’ compensation	893
Custodian fees and expenses	133,475
Registration fees	27,352
Audit	74,368
Legal	907
Miscellaneous	2,243
Total expenses before reductions	2,059,904
Expense reductions	(34,176)	2,025,728

Net investment income (loss)		1,411,815
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	17,510,681
Foreign currency transactions	(2,614)
Futures contracts	242,009
Total net realized gain (loss)		17,750,076
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	2,486,646
Assets and liabilities in foreign
currencies	(34,831)
Futures contracts	(139,170)
Total change in net unrealized ap-
preciation (depreciation)		2,312,645
Net gain (loss)		20,062,721
Net increase (decrease) in net as-
sets resulting from operations		$21,474,536

See accompanying notes which are an integral part of the financial statements.

Annual Report A-14

Statement of Changes in Net Assets
				Year ended		Year ended
				October 31,		October 31,
				2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,411,815	$	707,428
Net realized gain (loss)				17,750,076		10,231,992
Change in net unrealized appreciation (depreciation)				2,312,645		1,921,438
Net increase (decrease) in net assets resulting from operations				21,474,536		12,860,858
Distributions to shareholders from net investment income				(947,033)		(2,085,080)
Distributions to shareholders from net realized gain				(2,331,147)		—
Total distributions				(3,278,180)		(2,085,080)
Share transactions
Proceeds from sales of shares				85,851,097		43,116,007
Reinvestment of distributions				3,105,549		1,937,941
Cost of shares redeemed				(53,533,775)		(34,092,066)
Net increase (decrease) in net assets resulting from share transactions				35,422,871		10,961,882
Redemption fees				8,689		17,177
Total increase (decrease) in net assets				53,627,916		21,754,837

Net Assets
Beginning of period				137,618,802		115,863,965
End of period (including undistributed net investment income of $1,211,763 and undistributed net investment income
of $1,969,601, respectively)				$ 191,246,718		$137,618,802

Other Information
Shares
Sold				4,082,256		2,259,780
Issued in reinvestment of distributions				151,048		105,592
Redeemed				(2,510,378)		(1,790,393)
Net increase (decrease)				1,722,926		574,979

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.69	$ 18.06	$14.84	$15.36		$19.10
Income from Investment Operations
Net investment income (loss)B	17C	.10G	.15	.17E		.28
Net realized and unrealized gain (loss)	2.54	1.85	3.29	(.66)E		(2.46)
Total from investment operations	2.71	1.95	3.44	(.49)		(2.18)
Distributions from net investment income	(.13)	(.32)	(.22)	(.03)		(.32)
Distributions from net realized gain	(.32)	—	—			(1.24)
Total distributions	(.45)	(.32)	(.22)	(.03)		(1.56)
Redemption fees added to paid in capitalB	—F	—F	—F	—F		—F
Net asset value, end of period	$ 21.95	$ 19.69	$18.06	$14.84		$15.36
Total ReturnA	13.92%	10.93%	23.49%	(3.20)%		(12.36)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.17%	1.20%	1.29%	1.29%		1.29%
Expenses net of voluntary waivers, if any	1.17%	1.20%	1.29%	1.29%		1.29%
Expenses net of all reductions	1.15%	1.19%	1.28%	1.27%		1.27%
Net investment income (loss)	80%C	.54%G	.98%	1.07%E		1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,247	$ 137,619	$ 115,864	$88,263		$88,809
Portfolio turnover rate	95%	94%	113%	126%		102%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CInvestment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .66%. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur.
Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EEffective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change. FAmount represents less than $.01 per share. GNet investment income per share includes approximately $.05 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been ..26%.

See accompanying notes which are an integral part of the financial statements.

A-15 Annual Report

Diversified International Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Diversified International Fund	19.01%	7.96%	12.47%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International EAFE Index performed over the same period.

Annual Report A-16

Diversified International

Management’s Discussion of Fund Performance

Comments from Bill Bower, Portfolio Manager of Fidelity® Diversified International Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although strong, returns for U.S. investors in foreign markets were reduced by the strength of the dollar versus most major currencies.

For the 12 months that ended October 31, 2005, Fidelity Diversified International Fund returned 19.01%, outperforming the MSCI EAFE index and the 17.75% return of the LipperSM International Funds Average. The fund benefited relative to the index from an underweighting and good stock picking in telecommunication services. Security selection in energy also boosted relative performance, led by the fund’s Canadian energy holdings. Stock selection in financials was strong as well, especially among emerging markets banks. Lastly, favorable currency movements in Canada and some emerging markets actually helped the fund’s relative performance. An underweighting in the Japanese market held back fund performance. Media stocks also were an area of weakness, as was an underweighting and stock selection in materials. In terms of individual holdings, Canadian oil and gas producer EnCana and Swiss pharmaceutical firm Roche were among the fund’s top absolute and relative performers. Out of benchmark positions in emerging markets stocks State Bank of India and South Korea based Kookmin Bank also bolstered returns. Detractors from the fund’s performance included Chinese corn product manufacturer Global Bio Chem Technology Group and Canadian technology hardware firm Research In Motion. Underweighting Japanese bank and index component Mitsubishi UFJ Financial Group also curbed the fund’s relative performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-17 A-17

Annual Report

Diversified International Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	98.8	94.7
Short Term Investments and Net
Other Assets	1.2	5.3

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Roche Holding AG (participation
certificate) (Switzerland,
Pharmaceuticals)	2.4	2.2
Novartis AG sponsored ADR
(Switzerland, Pharmaceuticals)	2.1	1.6
Total SA sponsored ADR (France,
Oil, Gas & Consumable Fuels)	1.7	1.5
Vodafone Group PLC sponsored
ADR (United Kingdom, Wireless
Telecommunication Services)	1.6	1.9
BP PLC sponsored ADR (United
Kingdom, Oil, Gas &
Consumable Fuels)	1.5	1.6
Nestle SA (Reg.) (Switzerland,
Food Products)	1.4	1.2
Sanofi Aventis sponsored ADR
(France, Pharmaceuticals)	1.3	1.4
Toyota Motor Corp. (Japan,
Automobiles)	1.3	0.8
UBS AG (NY Shares)
(Switzerland, Capital Markets)	1.2	1.1
EnCana Corp. (Canada, Oil, Gas
& Consumable Fuels)	1.1	0.9
	15.6
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	22.2	21.1
Industrials	12.6	9.7
Consumer Discretionary	12.1	15.3
Health Care	10.8	11.7
Energy	10.6	7.9
Information Technology	9.1	8.0
Consumer Staples	8.3	9.0
Materials	6.7	5.2
Telecommunication Services	4.1	4.8
Utilities	1.5	2.0

Annual Report A-18

Diversified International Investments October 31, 2005 Showing Percentage of Net Assets

Common Stocks 97.3%
	Shares	Value (Note 1)
Australia 2.6%
AMP Ltd.	1,000,000	$5,451,098
Australia & New Zealand Banking
Group Ltd.	4,500,000	79,242,806
Australian Gas Light Co.	2,118,164	23,979,597
BHP Billiton Ltd. sponsored ADR	2,300,000	71,415,000
Brambles Industries Ltd. (d)	15,000,000	94,777,313
Computershare Ltd.	14,500,000	71,017,556
CSL Ltd.	6,500,000	182,264,063
Macquarie Bank Ltd.	2,000,000	96,713,985
Macquarie Capital Alliance Group
unit (a)	12,499,900	17,665,452
QBE Insurance Group Ltd.	9,000,000	119,789,550
TOTAL AUSTRALIA		762,316,420

Austria 0.6%
OMV AG	3,100,000	167,225,626
Belgium – 0.3%
KBC Groupe SA	400,000	32,606,000
RHJ International	1,300,000	30,388,313
Umicore SA	350,000	35,033,469
TOTAL BELGIUM		98,027,782

Bermuda 0.2%
ChipMOS TECHNOLOGIES
Bermuda Ltd. (a)	1,000,000	6,100,000
Clear Media Ltd. (a)(e)	27,321,500	22,908,599
Noble Group Ltd.	10,000,000	9,091,714
Peace Mark Holdings Ltd.	31,040,000	7,527,663
TOTAL BERMUDA		45,627,976

Brazil 0.6%
Banco Nossa Caixa SA	4,175,800	69,170,148
Companhia Vale do Rio Doce
sponsored ADR (non vtg.)	1,000,000	41,330,000
Uniao de Bancos Brasileiros SA
(Unibanco) GDR	408,300	21,354,090
Votorantim Celulose e Papel SA
sponsored ADR (non vtg.)	3,000,000	35,910,000
TOTAL BRAZIL		167,764,238

Canada 6.6%
ACE Aviation Holdings, Inc. Class A (a)	2,700,000	70,872,142
Astral Media, Inc. Class A (non vtg.)	1,500,000	39,944,962
Brascan Corp. Class A (ltd. vtg.) (d)	2,100,000	95,789,162
Canadian National Railway Co.	800,000	57,917,019
Canadian Natural Resources Ltd.	2,800,000	114,489,416
Canadian Western Bank, Edmonton	400,000	11,922,100
Corus Entertainment, Inc. Class B
(non vtg.)	1,000,000	26,375,953
EnCana Corp.	7,150,000	326,926,334
Finning International, Inc.	1,500,000	49,000,847
Fording Canadian Coal Trust	400,000	13,574,937
Goldcorp, Inc.	3,000,000	60,355,631
ITF Optical Technologies, Inc.
Series A (h)	39,827	0

	Shares	Value (Note 1)
Loblaw Companies Ltd.	400,000	$ 22,746,825
Meridian Gold, Inc. (a)	525,000	9,846,528
Metro, Inc. Class A (sub. vtg.)	700,000	19,500,423
National Bank of Canada	2,020,400	101,173,968
Nexen, Inc.	650,000	26,748,518
OZ Optics Ltd. unit (a)(h)	102,000	1,504,500
Petro Canada	2,900,000	101,070,279
Power Corp. of Canada (sub. vtg.) .	3,500,000	86,625,741
Precision Drilling Corp. (a)	3,350,000	154,026,249
Research In Motion Ltd. (a)	800,000	49,192,210
Rogers Communications, Inc. Class B
(non vtg.)	2,760,000	108,904,318
Sun Life Financial, Inc.	2,664,205	99,371,914
Talisman Energy, Inc.	3,500,000	155,025,402
TELUS Corp. (non vtg.)	1,000,000	37,519,052
TimberWest Forest Corp.	5,367,100	61,078,598
TransCanada Corp.	1,500,000	44,542,760
Yellow Pages Income Fund	500,000	5,715,495
TOTAL CANADA		1,951,761,283

Cayman Islands 0.4%
Apex Silver Mines Ltd. (a)(d)(e)	2,675,000	40,981,000
GlobalSantaFe Corp.	250,000	11,137,500
Hutchison Telecommunications
International Ltd. sponsored ADR .	3,500,000	65,940,000
TOTAL CAYMAN ISLANDS		118,058,500

China – 0.6%
Beijing Media Corp. Ltd.
(H Shares) (e)	3,450,000	4,450,407
BYD Co. Ltd. (H Shares) (e)	10,000,000	14,060,706
China Construction Bank Corp.
(H Shares)	172,382,000	52,256,511
Focus Media Holding Ltd. ADR	180,500	4,739,930
Global Bio Chem Technology Group
Co. Ltd.	96,171,600	38,148,072
Shanghai Zhenhua Port Machinery
Co. Ltd. (B Shares)	7,500,000	6,030,000
Sinopec Zhenhai Refining &
Chemical Co. Ltd. (H Shares)	34,932,000	40,780,511
Weichai Power Co. Ltd. (H Shares) .	5,356,000	10,225,461
Xinao Gas Holdings Ltd.	2,000,000	1,522,168
TOTAL CHINA		172,213,766

Czech Republic 0.1%
Zentiva NV	929,500	41,195,010
Denmark – 1.8%
Coloplast AS Series B	880,000	50,461,390
Danske Bank AS	4,000,000	125,446,733
GN Store Nordic AS	3,500,000	42,163,595
Novozymes AS Series B	1,793,280	93,757,803
TDC AS	2,690,600	150,612,231

See accompanying notes which are an integral part of the financial statements.

A-19 Annual Report

Diversified International
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Denmark – continued
Trygvesta AS	439,222	$ 18,131,158
Vestas Wind Systems AS (a)(d)	2,700,000	58,438,742
TOTAL DENMARK		539,011,652

Finland – 0.9%
Metso Corp.	3,000,000	78,038,625
Neste Oil Oyj	1,200,000	37,185,225
Nokia Corp. sponsored ADR	9,500,000	159,790,000
TOTAL FINLAND		275,013,850

France – 8.9%
Alstom SA (a)	100,000	4,793,801
AXA SA sponsored ADR	3,900,000	112,944,000
bioMerieux SA	40,000	1,970,745
BNP Paribas SA	2,200,000	166,806,063
CNP Assurances	936,072	65,138,852
Dassault Aviation SA	36,265	24,518,585
Essilor International SA	1,000,000	82,354,125
Financiere Marc de Lacharriere SA
(Fimalac)	1,000,000	54,303,375
Ipsos SA (d)(e)	556,666	66,063,034
JC Decaux SA (a)	1,000,000	20,450,675
L’Air Liquide SA	300,000	54,555,113
L’Oreal SA	1,800,000	132,377,963
Lagardere S.C.A. (Reg.)	2,300,000	158,121,120
Neopost SA (e)	1,626,500	156,956,234
Pernod Ricard SA	1,000,000	174,897,626
Renault SA	850,000	73,618,235
Sanofi Aventis sponsored ADR	9,650,000	387,158,000
Schneider Electric SA	200,000	16,434,863
Total SA sponsored ADR	4,000,000	504,080,000
Veolia Environnement (d)	2,400,000	99,918,211
Vinci SA	2,100,000	164,132,851
Vivendi Universal SA sponsored ADR	3,400,000	106,828,000
TOTAL FRANCE		2,628,421,471

Germany 5.5%
Adidas Salomon AG	168,963	28,354,190
Allianz AG sponsored ADR (d)	16,000,000	226,240,000
Bayer AG	4,850,000	168,780,002
Bijou Brigitte Modische
Accessoires AG	108,788	22,626,068
Celesio AG	900,000	77,797,677
Continental AG	600,000	45,888,150
DaimlerChrysler AG	250,000	12,512,500
Deutsche Boerse AG	800,804	75,357,158
Deutsche Post AG	3,000,000	66,890,250
Deutsche Telekom AG
sponsored ADR	4,000,000	70,800,000
E.ON AG	320,700	29,065,040
E.ON AG sponsored ADR	5,400,000	163,134,000
GFK AG	1,500,000	49,718,157
Heidelberger Druckmaschinen AG .	1,000,000	31,766,875

	Shares	Value (Note 1)
Hypo Real Estate Holding AG	2,000,000	$ 96,715,150
K&S AG	1,000,000	65,607,588
Linde AG	700,000	49,877,590
Merck KGaA	500,000	41,356,875
MTU Aero Engines Holding AG	1,250,000	36,337,110
Muenchener
Rueckversicherungs Gesellschaft
AG (Reg.)	100,000	11,747,750
RWE AG	1,500,000	95,804,100
SAP AG sponsored ADR	2,900,000	124,526,000
SolarWorld AG	400,000	54,049,240
TOTAL GERMANY		1,644,951,470

Greece 0.2%
Cosmote Mobile Telecommunications
SA	50,900	1,045,821
EFG Eurobank Ergasias SA	500,000	15,044,313
Greek Organization of Football
Prognostics SA	1,500,000	43,298,850
TOTAL GREECE		59,388,984

Hong Kong – 1.1%
Aeon Credit Service (Asia) Co. Ltd.	6,902,000	5,119,451
China Mobile (Hong Kong) Ltd.
sponsored ADR	500,000	11,225,000
Cosco Pacific Ltd.	20,000,000	32,765,315
Li & Fung Ltd.	3,826,000	8,168,148
Melco International Development Ltd.	40,000,000	38,441,197
Shanghai Industrial Holdings Ltd.
Class H	2,000,000	3,560,326
Shun Tak Holdings Ltd.	34,550,000	24,958,398
Techtronic Industries Co. Ltd.	40,000,000	98,295,946
Television Broadcasts Ltd.	6,648,000	36,918,564
Wharf Holdings Ltd.	10,000,000	34,119,787
Yue Yuen Industrial Holdings Ltd.	13,000,000	32,784,665
TOTAL HONG KONG		326,356,797

India 2.6%
ABB Ltd. India	500,000	18,627,136
Bajaj Auto Ltd.	1,500,000	56,818,283
Bharat Forge Ltd.	1,250,000	8,927,779
Bharti Televentures Ltd. (a)	6,000,000	43,116,929
GAIL India Ltd.	997,803	5,191,586
HDFC Bank Ltd. sponsored ADR	375,000	16,571,250
Housing Development Finance Corp.
Ltd.	5,000,000	107,377,413
Infosys Technologies Ltd.	2,800,000	156,677,613
Larsen & Toubro Ltd.	600,000	18,621,034
Reliance Industries Ltd.	4,000,000	67,672,509
Satyam Computer Services Ltd.	8,500,000	113,723,097
State Bank of India	7,200,000	149,306,945
Suzlon Energy Ltd. (a)	332,763	5,276,069
TOTAL INDIA		767,907,643
Ireland 1.9%
Allied Irish Banks PLC	6,000,000	126,179,970
C&C Group PLC	4,119,600	25,432,608

See accompanying notes which are an integral part of the financial statements.

Annual Report A-20

Common Stocks continued
	Shares	Value (Note 1)
Ireland – continued
CRH PLC	5,289,383	$ 132,202,509
DEPFA BANK PLC	4,344,493	67,703,493
IAWS Group PLC (Ireland)	3,916,027	53,984,880
Independent News & Media PLC
(Ireland)	10,307,800	27,925,634
Ryanair Holdings PLC sponsored
ADR (a)	2,500,000	123,925,000
TOTAL IRELAND		557,354,094

Israel 0.2%
Teva Pharmaceutical Industries Ltd.
sponsored ADR	1,500,000	57,180,000
Italy 1.7%
Banca Intesa Spa	30,000,000	140,002,013
ENI Spa sponsored ADR (d)	1,450,000	193,937,500
Mediaset Spa	1,000,000	10,980,550
Telecom Italia Spa sponsored ADR .	1,400,000	40,642,000
Tod’s Spa	100,000	5,704,851
Unicredito Italiano Spa	21,500,000	120,051,217
TOTAL ITALY		511,318,131

Japan 14.3%
Acom Co. Ltd.	200,000	13,042,209
Aeon Co. Ltd.	1,700,000	35,333,475
Aiful Corp.	200,000	15,016,727
Astellas Pharma, Inc.	1,000,000	35,939,687
Canon, Inc. sponsored ADR	3,750,000	199,012,500
Credit Saison Co. Ltd.	2,500,000	113,664,672
Daito Trust Construction Co.	500,000	24,854,675
Daiwa Securities Group, Inc.	9,455,000	77,705,889
East Japan Railway Co	20,000	119,510,284
Fanuc Ltd.	1,200,000	94,569,007
Hirose Electric Co. Ltd.	300,000	34,372,197
Hitachi Metals Ltd.	1,000,000	10,296,937
Honda Motor Co. Ltd.	1,000,000	55,619,998
Hoya Corp.	1,500,000	52,740,408
Hoya Corp. New	4,500,000	157,052,101
Ibiden Co. Ltd.	1,500,000	60,794,362
JGC Corp.	1,000,000	16,376,373
JSR Corp.	2,250,000	53,292,493
Keyence Corp.	450,000	103,818,064
Kose Corp.	330,000	11,974,411
Kuraray Co. Ltd.	3,000,000	28,656,488
Kuraya Sanseido, Inc. (d)	2,000,000	31,141,955
Matsushita Electric Industrial Co. Ltd.	3,467,000	63,792,797
Millea Holdings, Inc.	2,000	36,387,999
Mitsubishi Corp.	1,000,000	19,485,372
Mitsubishi Electric Corp.	4,852,000	29,119,252
Mitsubishi UFJ Financial Group, Inc.	8,000	101,519,996
Mitsui & Co. Ltd.	9,000,000	110,910,739
Mitsui O.S.K. Lines Ltd.	6,085,000	43,000,839
Mitsui Trust Holdings, Inc.	6,680,000	80,642,768
Mizuho Financial Group, Inc.	25,000	167,141,194

	Shares	Value (Note 1)
Murata Manufacturing Co. Ltd.	1,300,000	$64,959,901
NEOMAX Co. Ltd.	1,000,000	30,310,579
Nikko Cordial Corp.	8,650,000	104,874,604
Nippon Electric Glass Co. Ltd.	3,000,000	57,546,800
Nippon Oil Corp.	3,000,000	25,538,828
Nitto Denko Corp.	3,500,000	212,477,160
Nomura Research Institute Ltd.	205,000	21,268,500
ORIX Corp.	1,300,000	243,965,522
Sega Sammy Holdings, Inc.	500,000	18,013,144
Sega Sammy Holdings, Inc. New	500,000	18,143,047
Seiyu Ltd. (a)(d)	8,922,000	18,312,041
Seven & I Holdings Co. Ltd. (a)	3,500,000	115,180,201
SFCG Co. Ltd.	48,800	11,786,762
Sharp Corp.	3,100,000	42,685,956
Shin Etsu Chemical Co. Ltd.	1,500,300	71,980,368
Sompo Japan Insurance, Inc	1,310,000	19,739,981
Sony Corp.	250,000	8,200,000
Sumitomo Electric Industries Ltd.	1,000,000	13,180,772
Sumitomo Forestry Co. Ltd.	2,500,000	23,187,593
Sumitomo Mitsui Financial Group,
Inc.	24,000	222,393,049
Sumitomo Rubber Industries Ltd.	2,000,000	24,629,511
Sumitomo Trust & Banking Co. Ltd.	1,000	8,539
T&D Holdings, Inc.	1,500,000	94,698,909
Takefuji Corp.	1,000,000	70,233,942
Teijin Ltd	2,000,000	11,951,028
The Keiyo Bank Ltd.	1,000,000	7,525,684
The Sumitomo Warehouse Co.
Ltd. (d)	1,000,000	7,776,829
Toho Titanium Co. Ltd.	200,000	13,423,256
Tokuyama Corp.	3,000,000	29,877,571
Tokyo Electron Ltd.	1,500,000	75,473,342
Toray Industries, Inc.	2,000,000	11,154,293
Toyota Motor Corp.	682,200	31,657,490
Toyota Motor Corp. sponsored ADR	3,700,000	343,397,000
USS Co. Ltd.	90,330	6,226,891
Yahoo! Japan Corp	86,000	91,607,230
Yahoo! Japan Corp. New	63,000	68,198,803
Yamato Transport Co. Ltd.	900,000	14,879,030
TOTAL JAPAN		4,243,250,024

Korea (South) – 2.7%
AmorePacific Corp.	255,950	76,245,609
Cheil Communications, Inc.	3,179	581,598
CJ Home Shopping	100,000	8,860,150
Hana Bank	1,000,000	35,919,525
Hyundai Department Store Co. Ltd.	200,000	13,275,856
Hyundai Motor Co.	1,148,596	84,274,345
Kookmin Bank sponsored ADR	2,600,000	151,892,000
Korea Electric Power Corp.
sponsored ADR	1,000,000	16,330,000
Korea Exchange Bank (a)	3,961,310	43,635,101
LG Card Co. Ltd. (a)	500,000	18,055,548
LG Household & Health Care Ltd. .	400,000	21,839,071

See accompanying notes which are an integral part of the financial statements.

A-21 Annual Report

Diversified International
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Korea (South) – continued
LG.Philips LCD Co. Ltd.
sponsored ADR (a)	1,000,000	$ 19,010,000
Orion Corp.	100,000	19,396,543
Samsung Electronics Co. Ltd.	300,000	158,620,622
Shinhan Financial Group Co. Ltd. .	3,949,840	131,661,278
Woongjin Coway Co. Ltd.	500,000	8,620,686
TOTAL KOREA (SOUTH)		808,217,932

Luxembourg 0.1%
Tenaris SA sponsored ADR	400,000	43,940,000
Mexico – 0.8%
America Movil SA de CV Series L
sponsored ADR	3,000,000	78,750,000
Cemex SA de CV sponsored ADR	1,000,000	52,070,000
Fomento Economico Mexicano SA de
CV sponsored ADR	1,700,000	115,583,000
TOTAL MEXICO		246,403,000

Netherlands – 3.4%
Aegon NV	2,000,000	30,088,625
ASML Holding NV (NY Shares) (a) .	8,000,000	135,840,000
EADS NV (d)	2,500,000	86,609,688
Fugro NV (Certificaten Van
Aandelen) unit	2,123,600	57,379,301
ING Groep NV sponsored ADR	6,500,000	187,590,000
Koninklijke Numico NV (a)	3,413,357	138,219,711
OPG Groep NV (A Shares)
(Certificaten Van Aandelen) unit .	523,600	36,592,899
QIAGEN NV (a)	4,000,000	47,600,000
Reed Elsevier NV sponsored ADR (d)	4,000,000	108,040,000
VNU NV	6,000,000	190,817,026
TOTAL NETHERLANDS		1,018,777,250

Netherlands Antilles – 0.4%
Schlumberger Ltd. (NY Shares)	1,152,300	104,594,271
Norway 1.0%
DnB NOR ASA	18,500,000	189,094,682
Odfjell ASA:
(A Shares)	1,098,000	21,053,720
(B Shares)	1,200,000	20,842,299
Storebrand ASA (A Shares)	7,051,661	64,761,258
TOTAL NORWAY		295,751,959

Philippines – 0.0%
Philippine Long Distance Telephone
Co. sponsored ADR	500,000	15,075,000
Poland – 0.1%
Polski Koncern Naftowy Orlen SA	1,000,000	17,754,790
Portugal 0.2%
Brisa Auto Estradas de Portugal SA	5,000,000	39,558,750
Portugal Telecom SGPS SA (Reg.)	1,884,000	17,028,675
TOTAL PORTUGAL		56,587,425

	Shares	Value (Note 1)
Russia 0.2%
Mobile TeleSystems OJSC
sponsored ADR	500,000	$18,495,000
Novatek JSC GDR (a)(f)	1,250,000	28,100,000
TOTAL RUSSIA		46,595,000

Singapore – 0.1%
Want Want Holdings Ltd.	18,000,000	17,370,000
South Africa – 0.8%
African Bank Investments Ltd.	4,500,000	13,419,523
Edgars Consolidated Stores Ltd.	3,000,000	13,323,398
FirstRand Ltd.	10,000,000	23,532,042
JD Group Ltd.	3,000,000	32,078,987
Massmart Holdings Ltd.	3,000,000	23,159,464
MTN Group Ltd.	1,595,000	11,885,246
Nedbank Group Ltd	2,100,000	26,758,569
Sasol Ltd.	1,750,000	55,290,611
Steinhoff International Holdings Ltd.	10,000,000	26,169,896
TOTAL SOUTH AFRICA		225,617,736

Spain 3.2%
Actividades de Construccion y
Servicios SA (ACS)	4,200,000	120,078,788
Altadis SA (Spain)	2,976,473	126,308,865
Antena 3 Television SA	2,852,786	55,468,787
Banco Bilbao Vizcaya Argentaria SA
sponsored ADR	7,350,000	129,580,500
Compania de Distribucion Integral
Logista SA	647,820	34,332,347
Fomento Construcciones y Contratas
SA (FOCSA)	943,000	51,739,381
Gestevision Telecinco SA	3,600,011	79,880,149
Grupo Ferrovial SA	1,133,483	83,699,786
Inditex SA	2,000,000	59,194,275
Prosegur Comp Securidad SA (Reg.)	1,000,000	24,442,513
Telefonica SA sponsored ADR	4,000,000	191,800,000
Union Fenosa SA	200,000	6,617,100
TOTAL SPAIN		963,142,491

Sweden 2.5%
Atlas Copco AB (A Shares)	7,200,000	131,582,418
Gambro AB (A Shares)	3,158,000	44,623,848
Hennes & Mauritz AB (H&M)
(B Shares)	2,200,000	71,430,815
Modern Times Group AB (MTG)
(B Shares) (a)	760,800	29,097,801
Skandia Foersaekrings AB	11,000,000	54,851,128
Skandinaviska Enskilda Banken AB
(A Shares)	2,022,000	37,714,641
SKF AB (B Shares)	8,500,000	107,296,946
Telefonaktiebolaget LM Ericsson
(B Shares) sponsored ADR	8,000,000	262,480,000
TOTAL SWEDEN		739,077,597

Switzerland 11.5%
ABB Ltd. (Reg.) (a)	32,000,000	244,750,417

See accompanying notes which are an integral part of the financial statements.

Annual Report A-22

Common Stocks continued
	Shares	Value (Note 1)
Switzerland – continued
Actelion Ltd. (Reg.) (a)	539,663	$ 60,699,791
Alcon, Inc.	545,000	72,430,500
Baloise Holdings AG (Reg.)	300,000	15,289,144
Compagnie Financiere Richemont
unit	3,500,000	133,169,142
Credit Suisse Group sponsored ADR	4,120,000	182,557,200
Julius Baer Holding AG (Bearer)	200,000	15,514,098
Logitech International SA (Reg.) (a) .	900,000	34,103,867
Nestle SA (Reg.)	1,350,000	402,125,432
Nobel Biocare Holding AG
(Switzerland)	660,000	152,181,670
Novartis AG sponsored ADR	11,700,000	629,694,000
Phonak Holding AG	1,000,000	41,694,140
Roche Holding AG (participation
certificate)	4,700,000	702,183,613
Schindler Holding AG (Reg.)	128,116	50,683,908
Societe Generale de Surveillance
Holding SA (SGS) (Reg.)	175,000	128,960,943
Syngenta AG:
sponsored ADR	2,500,000	53,725,000
(Switzerland)	200,000	21,440,484
Tecan Group AG (e)	800,000	29,756,041
The Swatch Group AG (Reg.)	3,600,000	102,346,507
UBS AG (NY Shares)	4,020,000	344,393,400
TOTAL SWITZERLAND		3,417,699,297

Taiwan 0.6%
Cheng Shin Rubber Industry Co. Ltd.	3,958,000	2,854,823
High Tech Computer Corp.	2,000,000	21,221,108
Taiwan Semiconductor
Manufacturing Co. Ltd.
sponsored ADR	3,000,000	24,240,000
United Microelectronics Corp.
sponsored ADR	40,000,000	116,800,000
TOTAL TAIWAN		165,115,931

Turkey 0.1%
Acibadem Saglik Hizmetleri AS	2,000,000	13,318,535
Yapi ve Kredi Bankasi AS (a)	4,890,692	18,238,319
TOTAL TURKEY		31,556,854

United Kingdom – 15.2%
AMEC PLC	3,500,000	21,130,321
AstraZeneca PLC sponsored ADR	2,350,000	105,515,000
BAE Systems PLC	33,000,000	193,094,130
BG Group PLC	20,000,000	175,628,640
Big Yellow Group PLC	5,000,000	21,245,400
BP PLC sponsored ADR	6,900,000	458,160,000
British American Tobacco PLC
sponsored ADR (d)	4,500,000	198,315,000
Cadbury Schweppes PLC
sponsored ADR	2,500,000	99,225,000
Capita Group PLC	22,000,000	151,904,610
Enterprise Inns PLC	6,000,000	82,803,947
Filtrona PLC (e)	12,000,000	57,309,467

	Shares	Value (Note 1)
GlaxoSmithKline PLC sponsored ADR	750,000	$38,992,500
Group 4 Securicor PLC (Denmark) .	12,816,124	34,172,214
Hammerson PLC	863,500	13,636,750
Hilton Group PLC	19,115,500	114,812,503
HSBC Holdings PLC sponsored ADR	3,200,000	252,032,000
Imperial Tobacco Group PLC	1,000,000	28,681,290
Inchcape PLC	977,240	35,641,184
Informa PLC	7,000,000	46,381,364
Intertek Group PLC	4,933,747	62,236,536
ITV PLC	35,000,000	64,444,380
Jardine Lloyd Thompson Group PLC	1,993,488	16,835,099
Kesa Electricals PLC	7,300,000	31,018,284
Maiden Group PLC	1,585,000	3,830,413
Meggitt PLC	10,000,000	53,556,113
Prudential PLC	5,000,000	41,959,665
Punch Taverns Ltd.	5,000,000	64,709,948
Rank Group PLC	5,000,000	26,202,660
Reckitt Benckiser PLC	6,500,000	196,440,280
Rio Tinto PLC (Reg.)	1,792,061	68,376,094
Rolls Royce Group PLC	10,000,000	64,621,425
Royal Bank of Scotland Group PLC .	7,500,000	207,673,785
Serco Group PLC	8,997,000	42,250,979
Signet Group PLC	25,000,000	45,035,822
Smiths Group PLC	7,000,000	113,087,494
Standard Chartered PLC (United
Kingdom)	7,000,000	146,982,759
Taylor Nelson Sofres PLC	6,062,020	22,323,607
Tesco PLC	50,000,000	266,231,419
Virgin Mobile Holdings (UK) PLC	1,000,000	5,311,350
Vodafone Group PLC sponsored ADR	18,500,000	485,810,000
William Hill PLC	3,500,000	33,120,693
Wolseley PLC	2,000,000	40,684,941
WPP Group PLC	8,000,000	78,816,043
Xstrata PLC	5,000,000	114,459,593
Yell Group PLC	11,000,000	86,176,654
TOTAL UNITED KINGDOM		4,510,877,356

United States of America – 3.3%
AES Corp. (a)	2,200,000	34,958,000
Amerada Hess Corp.	400,000	50,040,000
Corning, Inc. (a)	3,825,000	76,844,250
Covance, Inc. (a)	761,000	37,022,650
Dominion Resources, Inc.	150,000	11,412,000
Evergreen Solar, Inc. (a)	600,000	4,950,000
Freeport McMoRan Copper & Gold,
Inc. Class B	300,000	14,826,000
Global Payments, Inc.	400,000	17,140,000
Halliburton Co.	2,258,800	133,495,080
Harte Hanks, Inc.	200,000	5,120,000
Newmont Mining Corp.	3,000,000	127,800,000
Pentair, Inc.	1,200,000	38,988,000
Phelps Dodge Corp.	600,000	72,282,000
Rockwell Automation, Inc.	1,285,000	68,297,750

See accompanying notes which are an integral part of the financial statements.

A-23

Annual Report

Diversified International
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
United States of America – continued
Shaw Group, Inc. (a)	1,000,000	$ 26,800,000
Synthes, Inc.	2,000,000	211,767,444
Telewest Global, Inc. (a)	2,200,000	50,182,000
TOTAL UNITED STATES OF AMERICA		981,925,174

TOTAL COMMON STOCKS
(Cost $22,079,820,405)	28,840,423,780

Preferred Stocks 0.7%

Convertible Preferred Stocks 0.0%

Canada 0.0%
MetroPhotonics, Inc. Series 2 (h)	198,000	2
Nonconvertible Preferred Stocks 0.7%

Germany 0.3%
Porsche AG (non vtg.)	140,000	100,946,738
Italy 0.2%
Banca Intesa Spa (Risp)	11,000,000	47,641,921
United Kingdom – 0.2%
European Capital Ltd. preference
shares (h)	4,900,000	58,738,750
Rolls Royce Group PLC Series B	334,000,000	600,200
TOTAL UNITED KINGDOM		59,338,950

TOTAL NONCONVERTIBLE PREFERRED STOCKS		207,927,609

TOTAL PREFERRED STOCKS
(Cost $189,161,283)		207,927,611

Government Obligations 0.0%
	Principal
	Amount
United States of America – 0.0%
U.S. Treasury Bills, yield at date
of purchase 3.38% to 3.73%
12/8/05 to 1/12/06 (g)
(Cost $10,159,682)	$10,200,000	10,158,617

Money Market Funds 3.1%

	Shares		Value (Note 1)

Fidelity Cash Central Fund,
3.92% (b)	642,079,533		$642,079,533
Fidelity Securities Lending
Cash Central Fund,
3.94% (b)(c)	260,759,373		260,759,373

TOTAL MONEY MARKET FUNDS
(Cost $902,838,906)			902,838,906

TOTAL INVESTMENT
PORTFOLIO 101.1%
(Cost $23,181,980,276)			29,961,348,914

NET OTHER ASSETS (1.1)%			(324,155,935)

NET ASSETS 100%			$29,637,192,979

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)

Purchased

Equity Index Contracts
2,685 Nikkei 225
Index Contracts
(Japan) (Chicago
Mercantile Exchange)	Dec. 2005	$183,721,125	$ 8,393,944
425 Nikkei 225 Index
Contracts (Japan)
(Osaka Stock
Exchange)	Dec. 2005	50,760,079	668,242

TOTAL EQUITY INDEX
CONTRACTS		$234,481,204	$ 9,062,186

The face value of futures purchased as a percentage of net assets 0.8%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,100,000 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-24

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,158,617.

(h) Restricted securities – Investment in securities not registered under the
Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to
$60,243,252 or 0.2% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
European Capital Ltd. preference	8/22/05 -
shares	8/29/05	$59,927,350
ITF Optical Technologies, Inc.
Series A	10/11/00	$1,999,935
MetroPhotonics, Inc. Series 2	9/29/00	$1,980,000
OZ Optics Ltd. unit	8/18/00	$1,505,520

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,						Value,
	beginning of			Sales		Dividend	end of
Affiliates	period	Purchases		Proceeds		Income	period
Apex Silver Mines Ltd	$ 35,081,200	$ 14,068,356	$		$		$40,981,000
Beijing Media Corp. Ltd. (H Shares)		7,035,187					4,450,407
Big Yellow Group PLC	—	25,082,879		6,939,789		182,717	—
BYD Co. Ltd. (H Shares)	27,497,039	4,678,849		4,874,061		681,319	14,060,706
Clear Media Ltd	26,325,687	—		—		—	22,908,599
Filtrona PLC	—	50,586,847		—		451,607	57,309,467
INFICON Holding AG	9,662,513	—		19,181,150		—	—
Ipsos SA	22,409,769	32,607,606		—		509,086	66,063,034
Neopost SA	82,366,279	37,494,562		—		5,655,922	156,956,234
Tecan Group AG	15,117,843	3,551,943		—		250,958	29,756,041
Total	$ 218,460,330	$ 175,106,229		$30,995,000		$7,731,609	$392,485,488

See accompanying notes which are an integral part of the financial statements.

A-25 Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$253,102,204) (cost
$23,181,980,276) — See
accompanying schedule		$29,961,348,914
Cash		7,377
Foreign currency held at value (cost
$53,277,535)		53,073,223
Receivable for investments sold		209,112,151
Receivable for fund shares sold		55,518,753
Dividends receivable		32,388,207
Interest receivable		1,741,118
Receivable for daily variation on
futures contracts		4,491,161
Other affiliated receivables		35,596
Other receivables		1,990,632
Total assets		30,319,707,132

Liabilities
Payable for investments purchased $	357,028,139
Payable for fund shares redeemed	31,847,674
Accrued management fee	19,869,669
Other affiliated payables	6,170,164
Other payables and accrued
expenses	6,839,134
Collateral on securities loaned, at
value	260,759,373
Total liabilities		682,514,153

Net Assets		$29,637,192,979
Net Assets consist of:
Paid in capital		$22,061,535,108
Undistributed net investment income		239,713,275
Accumulated undistributed net real-
ized gain (loss) on investments
and foreign currency transactions		552,652,185
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		6,783,292,411
Net Assets, for 962,100,530
shares outstanding		$29,637,192,979
Net Asset Value, offering price and
redemption price per share
($29,637,192,979 ÷
962,100,530 shares)		$30.80

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends (including $7,731,609
received from affiliated issuers) .		$552,991,760
Interest		23,112,304
Security lending		17,132,673
		593,236,737
Less foreign taxes withheld		(56,640,029)
Total income		536,596,708

Expenses
Management fee
Basic fee	$185,577,878
Performance adjustment	25,036,859
Transfer agent fees	62,341,047
Accounting and security lending
fees	2,417,215
Independent trustees’ compensation	115,732
Appreciation in deferred trustee
compensation account	24,051
Custodian fees and expenses	6,440,744
Registration fees	1,132,160
Audit	253,205
Legal	47,483
Miscellaneous	301,481
Total expenses before reductions .	283,687,855
Expense reductions	(9,372,820)	274,315,035

Net investment income (loss)		262,281,673
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (net of for-
eign taxes of $765) (Including
realized gain (loss) of
$5,958,096 from affiliated
issuers)	836,974,254
Foreign currency transactions	(3,687,998)
Total net realized gain (loss)		833,286,256
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities (net of de-
crease in deferred foreign
taxes of $997,206)	3,060,630,075
Assets and liabilities in foreign
currencies	(1,261,775)
Futures contracts	9,062,186
Total change in net unrealized ap-
preciation (depreciation)		3,068,430,486
Net gain (loss)		3,901,716,742
Net increase (decrease) in net as-
sets resulting from operations		$4,163,998,415

See accompanying notes which are an integral part of the financial statements.

Annual Report A-26

Statement of Changes in Net Assets
			Year ended		Year ended
			October 31,		October 31,
			2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$ 262,281,673		$106,665,095
Net realized gain (loss)			833,286,256		680,780,914
Change in net unrealized appreciation (depreciation)			3,068,430,486		1,619,684,046
Net increase (decrease) in net assets resulting from operations			4,163,998,415		2,407,130,055
Distributions to shareholders from net investment income			(119,489,325)		(162,070,361)
Distributions to shareholders from net realized gain			(47,795,646)		—
Total distributions			(167,284,971)		(162,070,361)
Share transactions
Proceeds from sales of shares			10,151,395,231		9,058,506,235
Reinvestment of distributions			158,992,781		153,854,160
Cost of shares redeemed			(4,573,060,649)		(3,099,431189)
Net increase (decrease) in net assets resulting from share transactions			5,737,327,363		6,112,929,206
Redemption fees			1,089,152		1,687,773
Total increase (decrease) in net assets			9,735,129,959		8,359,676,673

Net Assets
Beginning of period			19,902,063,020	11,542,386,347
End of period (including undistributed net investment income of $239,713,275 and undistributed net investment
income of $85,476,474, respectively)			$ 29,637,192,979	$ 19,902,063,020

Other Information
Shares
Sold			350,205,116		366,041,656
Issued in reinvestment of distributions			5,838,883		6,640,238
Redeemed			(157,193,752)		(125,764,850)
Net increase (decrease)			198,850,247		246,917,044

Financial Highlights
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$26.08	$22.35	$ 16.90	$18.06	$22.98
Income from Investment Operations
Net investment income (loss)B	30	.16	.18	.14	.22
Net realized and unrealized gain (loss)	4.63	3.87	5.40	(1.29)	(3.78)
Total from investment operations	4.93	4.03	5.58	(1.15)	(3.56)
Distributions from net investment income	(.15)	(.30)	(.13)	(.01)	(.55)
Distributions from net realized gain	(.06)	—	—	—	(.81)
Total distributions	(.21)	(.30)	(.13)	(.01)	(1.36)
Redemption fees added to paid in capitalB	—D	—D	—D	—D	—D
Net asset value, end of period	$30.80	$26.08	$ 22.35	$16.90	$18.06
Total ReturnA	19.01%	18.20%	33.26%	(6.37)%	(16.45)%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.10%	1.15%	1.24%	1.22%	1.21%
Expenses net of voluntary waivers, if any	1.10%	1.15%	1.24%	1.22%	1.21%
Expenses net of all reductions	1.07%	1.12%	1.22%	1.19%	1.16%
Net investment income (loss)	1.02%	.66%	.96%	.77%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$29,637,193	$19,902,063	$11,542,386	$6,735,472	$5,843,745
Portfolio turnover rate	41%	55%	51%	55%	86%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reim bursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

A-27 Annual Report

Aggressive International Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Aggressive International Fund	13.37%	4.06%	7.14%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International All Country World ex USA Index performed over the same period.

Annual Report

A-28

Aggressive International

Management’s Discussion of Fund Performance

Comments from Richard Mace, Portfolio Manager of Fidelity® Aggressive International Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

For the 12 months ending October 31, 2005, Fidelity Aggressive International Fund returned 13.37%, while the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index rose 20.24% and the LipperSM International Funds Average gained 17.75% . Disappointing stock selection and an overweighting in the information technology sector especially in the lagging semiconductors group detracted the most from performance relative to the index. Taiwan based United Microelectronics and Tokyo Electron, a Japanese maker of semiconductor production equipment, both had disappointing results during most of the period, as did chip maker Taiwan Semiconductor Manufacturing. Consumer related holdings also hurt, mainly as a result of inopportune stock picking. Japanese satellite TV company SKY Perfect Communications and the U.K. based Reuters news organization were weak performers, as was Global Bio Chem Technology Group, a Chinese maker of corn based biochemical products for the food and beverage industry. On the plus side, astute stock picking in the financials and energy groups helped the fund’s solid overall performance, with names such as State Bank of India, Canadian Natural Resources and EnCana, a Canadian natural gas and oil producer, making strong contributions. Several stocks mentioned here were no longer held by the fund at period end.

Note to shareholders:

Effective January 1, 2006, an interim portfolio management team led by Michael Jenkins and composed of William Bower, Penelope Dobkin and William Kennedy has been named to manage Fidelity Aggressive International Fund while the fund’s Portfolio Manager, Richard Mace, is on a leave of absence from the firm.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-29 A-29

Annual Report

Aggressive International Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	94.6	94.8
Short Term Investments and Net
Other Assets	5.4	5.2

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Pernod Ricard SA (France,
Beverages)	4.8	1.2
Total SA Series B (France, Oil,
Gas & Consumable Fuels)	4.5	2.6
Sumitomo Mitsui Financial Group,
Inc. (Japan, Commercial Banks)	4.4	2.9
Credit Suisse Group (Reg.)
(Switzerland, Capital Markets)	4.3	2.8
Tokyo Electron Ltd. (Japan,
Semiconductors &
Semiconductor Equipment)	4.2	0.0
Nikko Cordial Corp. (Japan,
Capital Markets)	4.0	0.0
ASML Holding NV (NY Shares)
(Netherlands, Semiconductors &
Semiconductor Equipment)	3.9	3.5
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	3.8	0.6
EnCana Corp. (Canada, Oil, Gas
& Consumable Fuels)	3.8	1.3
Allianz AG (Reg.) (Germany,
Insurance)	3.7	1.4
	41.4
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.0	23.6
Information Technology	22.3	10.6
Energy	16.2	10.4
Health Care	9.2	10.2
Industrials	5.3	8.1
Consumer Staples	4.8	4.1
Materials	4.7	4.5
Telecommunication Services	3.7	7.7
Utilities	3.5	1.3
Consumer Discretionary	0.9	14.3
Annual Report A-30

Aggressive International
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 94.6%
	Shares	Value (Note 1)
Australia 1.6%
BHP Billiton Ltd. sponsored ADR	356,500	$ 11,069,325
Austria 0.9%
OMV AG	114,000	6,149,588
Canada 6.2%
EnCana Corp.	574,480	26,267,502
Research In Motion Ltd. (a)	142,400	8,756,213
Talisman Energy, Inc.	189,200	8,380,230
TOTAL CANADA		43,403,945

China – 0.5%
Weichai Power Co. Ltd. (H Shares)	1,934,000	3,692,316
Finland – 0.8%
Nokia Corp. sponsored ADR	308,500	5,188,970
France – 10.8%
BNP Paribas SA	137,200	10,402,633
Pernod Ricard SA	192,100	33,597,832
Total SA Series B	124,593	31,402,420
TOTAL FRANCE		75,402,885

Germany 8.1%
Allianz AG (Reg.)	181,300	25,635,819
Deutsche Telekom AG (Reg.)	351,900	6,228,630
E.ON AG	272,800	24,723,863
TOTAL GERMANY		56,588,312

India 3.2%
Cipla Ltd.	455,177	3,639,295
Satyam Computer Services Ltd.	770,552	10,309,360
State Bank of India	398,704	8,267,955
TOTAL INDIA		22,216,610

Ireland 1.6%
Ryanair Holdings PLC sponsored ADR (a)	228,600	11,331,702
Italy 0.7%
Banca Intesa Spa	1,096,300	5,116,140
Japan 17.8%
Credit Saison Co. Ltd.	228,600	10,393,498
Nikko Cordial Corp.	2,285,000	27,703,869
Nitto Denko Corp.	146,600	8,899,758
Sumitomo Mitsui Financial Group, Inc. .	3,352	31,060,896
Tokyo Electron Ltd.	577,000	29,032,079
Yahoo! Japan Corp	7,922	8,438,517
Yahoo! Japan Corp. New	7,922	8,575,729
TOTAL JAPAN		124,104,346

Korea (South) – 1.2%
Shinhan Financial Group Co. Ltd.	239,820	7,993,997

	Shares	Value (Note 1)
Netherlands – 5.4%
ASML Holding NV (NY Shares) (a)	1,583,200	$ 26,882,736
ING Groep NV (Certificaten Van
Aandelen)	362,200	10,453,093
TOTAL NETHERLANDS		37,335,829

Norway 0.8%
Statoil ASA	248,200	5,550,738
Singapore – 1.1%
STATS ChipPAC Ltd. sponsored
ADR (a)(d)	1,335,200	7,490,472
Switzerland 12.5%
ABB Ltd. sponsored ADR (a)	854,700	6,658,113
Credit Suisse Group (Reg.)	673,437	29,839,995
Novartis AG (Reg.)	491,863	26,472,066
Roche Holding AG (participation
certificate)	160,685	24,006,462
TOTAL SWITZERLAND		86,976,636

Taiwan 7.2%
Advanced Semiconductor Engineering,
Inc.	25,428,000	15,498,640
AU Optronics Corp. sponsored ADR	1,303,250	16,616,438
United Microelectronics Corp. sponsored
ADR (d)	6,202,535	18,111,402
TOTAL TAIWAN		50,226,480

United Kingdom – 7.2%
BP PLC	1,346,600	14,902,362
Prudential PLC	9,904	83,114
Smiths Group PLC	960,700	15,520,451
Vodafone Group PLC	7,350,300	19,301,904
TOTAL UNITED KINGDOM		49,807,831

United States of America – 7.0%
Halliburton Co.	324,600	19,183,860
Lyondell Chemical Co.	481,900	12,914,920
NTL, Inc. (a)	101,600	6,230,112
Synthes, Inc.	98,441	10,423,299
TOTAL UNITED STATES OF AMERICA		48,752,191

TOTAL COMMON STOCKS
(Cost $624,865,285)		658,398,313

See accompanying notes which are an integral part of the financial statements.

A-31 Annual Report

Aggressive International
Investments - continued

Money Market Funds 8.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund,
3.92% (b)	37,455,928	$37,455,928
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	18,519,250	18,519,250
TOTAL MONEY MARKET FUNDS
(Cost $55,975,178)		55,975,178
TOTAL INVESTMENT PORTFOLIO	102.7%
(Cost $680,840,463)		714,373,491

NET OTHER ASSETS (2.7)%		(18,659,173)
NET ASSETS 100%		$695,714,318

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-32

Aggressive International

Financial Statements

Statement of Assets and Liabilities
			October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$18,026,670) (cost
$680,840,463) — See accompa-
nying schedule			$714,373,491
Cash			1,266,542
Receivable for investments sold			1,548,335
Receivable for fund shares sold			987,766
Dividends receivable			994,886
Interest receivable			107,024
Other affiliated receivables			20
Other receivables			526,794
Total assets			719,804,858

Liabilities
Payable for investments purchased	. $	3,244,389
Payable for fund shares redeemed	.	1,718,704
Accrued management fee		322,319
Other affiliated payables		192,094
Other payables and accrued
expenses		93,784
Collateral on securities loaned, at
value		18,519,250
Total liabilities			24,090,540

Net Assets			$695,714,318
Net Assets consist of:
Paid in capital			$587,771,857
Undistributed net investment income			7,917,620
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			66,513,183
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies			33,511,658
Net Assets, for 40,460,580 shares
outstanding			$695,714,318
Net Asset Value, offering price and
redemption price per share
($695,714,318 ÷ 40,460,580
shares)			$17.19

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$14,451,241
Interest		1,056,604
Security lending		557,792
		16,065,637
Less foreign taxes withheld		(1,771,298)
Total income		14,294,339

Expenses
Management fee
Basic fee	$5,057,891
Performance adjustment	(939,636)
Transfer agent fees	1,889,161
Accounting and security lending
fees	336,275
Independent trustees’ compensation	3,312
Custodian fees and expenses	311,014
Registration fees	40,070
Audit	81,892
Legal	2,066
Interest	2,109
Miscellaneous	29,512
Total expenses before reductions	6,813,666
Expense reductions	(948,018)	5,865,648

Net investment income (loss)		8,428,691
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	113,030,095
Foreign currency transactions	(314,887)
Futures contracts	182,807
Total net realized gain (loss)		112,898,015
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	(31,419,268)
Assets and liabilities in foreign
currencies	(61,372)
Total change in net unrealized ap-
preciation (depreciation)		(31,480,640)
Net gain (loss)		81,417,375
Net increase (decrease) in net as-
sets resulting from operations		$89,846,066

See accompanying notes which are an integral part of the financial statements.

A-33 Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended		Year ended
				October 31,		October 31,
				2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$8,428,691	$	1,806,113
Net realized gain (loss)				112,898,015		38,196,116
Change in net unrealized appreciation (depreciation)				(31,480,640)		(10,890,917)
Net increase (decrease) in net assets resulting from operations				89,846,066		29,111,312
Distributions to shareholders from net investment income				(2,242,652)		(3,891,060)
Share transactions
Proceeds from sales of shares				249,436,853		403,776,314
Reinvestment of distributions				2,093,978		3,653,262
Cost of shares redeemed				(364,612,526)		(266,445,863)
Net increase (decrease) in net assets resulting from share transactions				(113,081,695)		140,983,713
Redemption fees				48,960		86,557
Total increase (decrease) in net assets				(25,429,321)		166,290,522

Net Assets
Beginning of period				721,143,639		554,853,117
End of period (including undistributed net investment income of $7,917,620 and undistributed net investment income
of $1,698,988, respectively)				$ 695,714,318		$721,143,639

Other Information
Shares
Sold				15,019,784		26,581,892
Issued in reinvestment of distributions				132,029		252,472
Redeemed				(22,112,916)		(18,045,512)
Net increase (decrease)				(6,961,103)		8,788,852

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.21	$ 14.36	$10.78	$10.78		$15.08
Income from Investment Operations
Net investment income (loss)B	20.04		.06	.02		.04
Net realized and unrealized gain (loss)	1.83	.91	3.53	.04		(3.63)
Total from investment operations	2.03	.95	3.59	.06		(3.59)
Distributions from net investment income	(.05)	(.10)	(.01)	(.06)		(.02)
Distributions from net realized gain	—	—	—	—		(.70)
Total distributions	(.05)	(.10)	(.01)	(.06)		(.72)
Redemption fees added to paid in capitalB	—D	—D	—D	—D		.01
Net asset value, end of period	$ 17.19	$ 15.21	$14.36	$10.78		$10.78
Total ReturnA	13.37%	6.65%	33.33%	.50%		(24.71)%
Ratios to Average Net AssetsC
Expenses before expense reductions	97%	1.24%	1.23%	1.54%		1.16%
Expenses net of voluntary waivers, if any	97%	1.24%	1.23%	1.54%		1.16%
Expenses net of all reductions	84%	1.16%	1.16%	1.40%		1.02%
Net investment income (loss)	1.20%	.27%	.50%	.13%		.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 695,714	$ 721,144	$ 554,853	$ 298,478		$203,107
Portfolio turnover rate	185%	161%	212%	188%		242%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reim bursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-34

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Overseas Fund	17.90%	1.53%	6.79%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International EAFE Index performed over the same period.

A-35

Annual Report

Overseas

Management’s Discussion of Fund Performance

Comments from Richard Mace, Portfolio Manager of Fidelity® Overseas Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in overseas markets were tempered somewhat by the strength of the dollar versus many major currencies.

Fidelity Overseas Fund’s return of 17.90%, while solid, was slightly behind that of its benchmark, the MSCI EAFE index, for the 12 months ending October 31, 2005. During the same period, the LipperSM International Funds Average returned 17.75% . The fund’s aggressive positioning in the still weak information technology sector particularly within the semiconductor industry was the main reason the fund lagged its index. Semiconductors and semiconductor equipment was the worst performing component of the technology sector, driven lower by excess inventories and investors’ somewhat pessimistic earnings expectations. Four of the biggest detractors were semiconductor related stocks, including Taiwan based United Microelectronics, Tokyo Electron, Germany’s Infineon Technologies and Singapore based STATS ChipPAC. Alcatel, the French telecommunications equipment maker, also had disappointing performance. On the upside, we recovered considerable ground through favorable stock selection in the financials sector, particularly among banks, insurance companies and diversified financials. The biggest contributors were Japanese securities firm Nikko Cordial, two Japanese banks Sumitomo Mitsui Financial and Mizuho Financial and German financial services giant, Allianz. Although robust, returns for U.S. investors in overseas markets were tempered somewhat by the strength of the dollar versus many major currencies. Some of the stocks men tioned here were no longer in the fund at period end.

Note to shareholders:

Effective January 1, 2006, Ian Hart has been named Portfolio Manager of Fidelity Overseas Fund, succeeding Richard Mace.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-36

Overseas Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	97.3	98.7
Short Term Investments and Net
Other Assets	2.7	1.3

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA Series B (France, Oil,
Gas & Consumable Fuels)	3.4	4.5
United Microelectronics Corp.
(Taiwan, Semiconductors &
Semiconductor Equipment)	2.9	2.5
ASML Holding NV (Netherlands,
Semiconductors &
Semiconductor Equipment)	2.9	3.3
Nikko Cordial Corp. (Japan,
Capital Markets)	2.6	1.7
Tokyo Electron Ltd. (Japan,
Semiconductors &
Semiconductor Equipment)	2.4	1.5
Allianz AG (Reg.) (Germany,
Insurance)	2.4	4.0
Toyota Motor Corp. (Japan,
Automobiles)	2.3	1.2
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	2.3	1.7
Sumitomo Mitsui Financial Group,
Inc. (Japan, Commercial Banks)	2.0	1.9
Roche Holding AG (participation
certificate) (Switzerland,
Pharmaceuticals)	2.0	1.8
	25.2
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	25.2	28.3
Information Technology	23.4	25.1
Energy	10.6	9.7
Consumer Discretionary	9.6	10.0
Health Care	8.0	7.3
Materials	6.1	5.1
Consumer Staples	5.7	3.7
Telecommunication Services	4.7	6.1
Industrials	2.9	2.9
Utilities	1.1	0.5

A-37 Annual Report

Overseas
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.2%
	Shares	Value (Note 1)
Austria 0.4%
OMV AG	370,600	$19,991,554
Canada 2.6%
Alcan, Inc.	527,900	16,632,649
EnCana Corp.	1,134,800	51,887,553
Inmet Mining Corp. (a)	494,700	8,272,926
Research In Motion Ltd. (a)	295,900	18,194,969
Talisman Energy, Inc.	680,900	30,159,085
TOTAL CANADA		125,147,182

Cayman Islands 0.5%
GlobalSantaFe Corp.	577,700	25,736,535
Denmark – 0.3%
TDC AS	261,200	14,621,242
Finland – 1.4%
Neste Oil Oyj	310,300	9,615,479
Nokia Corp.	3,491,410	58,725,506
TOTAL FINLAND		68,340,985

France – 10.3%
Accor SA	486,309	24,286,235
AXA SA	1,226,960	35,532,764
BNP Paribas SA	451,498	34,233,002
France Telecom SA	597,483	15,528,585
L’Air Liquide SA	37,000	6,728,464
L’Oreal SA	306,516	22,542,202
Lagardere S.C.A. (Reg.)	289,400	19,895,762
Louis Vuitton Moet Hennessy (LVMH) .	187,700	15,199,113
Pernod Ricard SA	287,700	50,318,047
Renault SA	191,000	16,542,450
Sanofi Aventis sponsored ADR	886,800	35,578,416
Total SA Series B	633,569	159,684,734
Vinci SA	147,600	11,536,195
Vivendi Universal SA sponsored ADR .	1,262,100	39,655,182
TOTAL FRANCE		487,261,151

Germany 6.2%
Allianz AG (Reg.)	800,700	113,218,976
BASF AG	201,878	14,535,215
Bayer AG	97,000	3,375,600
DaimlerChrysler AG	199,000	9,959,950
Deutsche Bank AG (NY Shares)	189,800	17,765,280
Deutsche Telekom AG sponsored ADR	1,698,400	30,061,680
E.ON AG	544,191	49,320,028
GFK AG	127,360	4,221,403
Hypo Real Estate Holding AG	292,100	14,125,248
Muenchener
Rueckversicherungs Gesellschaft AG
(Reg.)	164,000	19,266,310
SAP AG sponsored ADR	363,700	15,617,278
TOTAL GERMANY		291,466,968

Hong Kong – 1.6%
ASM Pacific Technology Ltd.	6,580,000	30,429,561

	Shares	Value (Note 1)
Esprit Holdings Ltd.	1,671,500	$11,783,578
Hong Kong Exchanges & Clearing Ltd.	3,853,500	12,874,660
Hutchison Whampoa Ltd.	917,300	8,685,365
Wharf Holdings Ltd.	3,014,000	10,283,704
TOTAL HONG KONG		74,056,868

India 2.1%
Cipla Ltd.	829,396	6,631,303
Housing Development Finance Corp.
Ltd.	1,442,205	30,972,048
Infosys Technologies Ltd.	587,405	32,869,005
Satyam Computer Services Ltd.	1,749,836	23,411,385
State Bank of India	162,962	3,379,355
TOTAL INDIA		97,263,096

Ireland 0.4%
Allied Irish Banks PLC	450,500	9,474,013
Ryanair Holdings PLC sponsored
ADR (a)	235,300	11,663,821
TOTAL IRELAND		21,137,834

Italy 2.1%
Banca Intesa Spa	4,463,100	20,828,100
ENI Spa	1,729,942	46,275,946
Mediaset Spa	369,300	4,055,117
Telecom Italia Spa	2,223,700	6,432,239
Unicredito Italiano Spa	3,503,700	19,563,881
TOTAL ITALY		97,155,283

Japan 22.6%
Advantest Corp.	592,300	42,881,918
Aeon Co. Ltd.	2,874,000	59,734,357
Astellas Pharma, Inc.	368,100	13,229,399
Canon, Inc.	427,300	22,676,810
Credit Saison Co. Ltd.	298,300	13,562,469
Dainippon Screen Manufacturing Co.
Ltd.	840,000	5,172,197
Daiwa Securities Group, Inc.	6,342,000	52,121,708
JAFCO Co. Ltd.	635,900	38,328,715
Millea Holdings, Inc.	925	16,829,449
Mitsubishi Estate Co. Ltd.	1,348,000	19,997,396
Mitsui & Co. Ltd.	1,368,000	16,858,432
Mitsui Fudosan Co. Ltd.	1,464,000	24,025,724
Mizuho Financial Group, Inc.	8,378	56,012,357
Murata Manufacturing Co. Ltd.	74,000	3,697,717
Nikko Cordial Corp.	10,162,500	123,212,504
Nikon Corp. (d)	2,069,000	26,590,137
Nippon Electric Glass Co. Ltd.	735,000	14,098,966
Nitto Denko Corp.	838,300	50,891,315
ORIX Corp.	44,600	8,369,894
Sega Sammy Holdings, Inc.	86,000	3,098,261
Sega Sammy Holdings, Inc. New	233,000	8,454,660
Sompo Japan Insurance, Inc	2,294,000	34,567,570
Sumitomo Mitsui Financial Group, Inc.	10,317	95,601,212
T&D Holdings, Inc.	194,700	12,291,918

See accompanying notes which are an integral part of the financial statements.

Annual Report A-38

Common Stocks continued
	Shares	Value (Note 1)
Japan continued
Takefuji Corp.	241,210	$ 16,941,129
Tokuyama Corp.	823,000	8,196,414
Tokyo Electron Ltd.	2,310,100	116,233,978
Toyota Motor Corp.	2,350,500	109,074,948
USS Co. Ltd.	67,830	4,675,855
Yahoo! Japan Corp	25,194	26,836,658
Yahoo! Japan Corp. New	25,194	27,273,026
TOTAL JAPAN		1,071,537,093

Korea (South) – 2.8%
Hyundai Motor Co.	156,886	11,510,979
Kookmin Bank	682,470	37,457,389
LG Electronics, Inc.	365,880	23,726,116
LG.Philips LCD Co. Ltd. sponsored
ADR (a)	535,100	10,172,251
Samsung Electronics Co. Ltd.	44,520	23,539,300
Shinhan Financial Group Co. Ltd.	568,892	18,963,059
Shinsegae Co. Ltd.	26,145	9,366,117
TOTAL KOREA (SOUTH)		134,735,211

Netherlands – 6.0%
Aegon NV	1,758,800	26,459,937
ASML Holding NV (a)	7,976,805	135,446,102
EADS NV (d)	349,400	12,104,570
ING Groep NV (Certificaten Van
Aandelen)	1,626,564	46,942,641
Koninklijke Philips Electronics NV (NY
Shares)	537,100	14,050,536
Unilever NV (NY Shares)	189,000	13,288,590
VNU NV	1,112,639	35,385,077
TOTAL NETHERLANDS		283,677,453

Netherlands Antilles – 0.2%
Schlumberger Ltd. (NY Shares)	79,200	7,188,984
Norway 0.3%
Statoil ASA	662,300	14,811,658
Philippines – 0.2%
Philippine Long Distance Telephone Co.
sponsored ADR	245,900	7,413,885
Singapore – 1.2%
STATS ChipPAC Ltd. (a)	64,425,000	35,372,229
United Test & Assembly Center Ltd. (a)	64,920,000	23,379,402
TOTAL SINGAPORE		58,751,631

Spain 1.8%
Altadis SA (Spain)	156,200	6,628,464
Banco Bilbao Vizcaya Argentaria SA .	919,300	16,207,263
Banco Santander Central Hispano SA	1,573,500	19,967,721
Gestevision Telecinco SA	91,800	2,036,938
Telefonica SA	2,540,374	40,603,634
TOTAL SPAIN		85,444,020

	Shares	Value (Note 1)
Sweden 1.4%
Gambro AB (A Shares)	966,800	$13,661,285
Hennes & Mauritz AB (H&M)
(B Shares)	98,950	3,212,763
Telefonaktiebolaget LM Ericsson
(B Shares) sponsored ADR	1,482,500	48,640,825
TOTAL SWEDEN		65,514,873

Switzerland 9.4%
ABB Ltd. (Reg.) (a)	4,203,981	32,153,941
Actelion Ltd. (Reg.) (a)	166,745	18,755,013
Compagnie Financiere Richemont unit	602,090	22,908,517
Credit Suisse Group (Reg.)	1,129,634	50,054,086
Nestle SA (Reg.)	196,295	58,470,527
Novartis AG (Reg.)	2,026,238	109,052,124
Roche Holding AG (participation
certificate)	628,645	93,920,046
The Swatch Group AG (Reg.)	250,929	7,133,807
UBS AG (Reg.)	614,620	52,654,495
TOTAL SWITZERLAND		445,102,556

Taiwan 8.1%
Advanced Semiconductor Engineering,
Inc.	53,336,705	32,509,295
Advanced Semiconductor Engineering,
Inc. sponsored ADR	660,200	2,020,212
ASE Test Ltd. (a)	2,748,500	15,171,720
AU Optronics Corp.	14,460,040	18,273,571
AU Optronics Corp. sponsored ADR .	744,900	9,497,475
Chi Mei Optoelectronics Corp.	14,057,674	14,119,894
Chi Mei Optoelectronics Corp. GDR (e)	863,016	8,630,160
Hon Hai Precision Industry Co. Ltd.
(Foxconn)	2,529,648	10,932,416
King Yuan Electronics Co. Ltd.	27,614,595	16,543,325
Siliconware Precision Industries Co.
Ltd.	50,998,752	45,752,424
Sunplus Technology Co. Ltd.	16,652,038	14,517,149
Taiwan Semiconductor Manufacturing
Co. Ltd.	27,180,226	42,125,442
United Microelectronics Corp.	216,280,262	114,742,670
United Microelectronics Corp.
sponsored ADR (d)	7,673,387	22,406,290
Yageo Corp. (a)	52,150,000	15,854,135
TOTAL TAIWAN		383,096,178

United Kingdom – 10.4%
Admiral Group PLC	1,016,300	7,862,977
AstraZeneca PLC (United Kingdom)	337,900	15,171,708
BAE Systems PLC	2,089,200	12,224,614
BHP Billiton PLC	3,401,775	50,018,296
BP PLC	7,337,960	81,206,694
British American Tobacco PLC	315,100	6,943,229
GlaxoSmithKline PLC	1,233,000	32,051,840
HSBC Holdings PLC (United Kingdom)
(Reg.)	2,940,305	46,315,669
ITV PLC	8,564,797	15,770,087

See accompanying notes which are an integral part of the financial statements.

A-39 Annual Report

Overseas
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
United Kingdom – continued
O2 PLC	4,991,600	$ 18,182,906
Reckitt Benckiser PLC	324,100	9,794,815
Rio Tinto PLC (Reg.)	666,938	25,447,022
Royal Bank of Scotland Group PLC	575,000	15,921,657
Smiths Group PLC	1,004,100	16,221,593
Tesco PLC	5,997,935	31,936,775
Vodafone Group PLC	33,396,659	87,699,702
WPP Group PLC	407,200	4,011,737
Xstrata PLC	751,600	17,205,566
TOTAL UNITED KINGDOM		493,986,887

United States of America – 4.9%
Advanced Energy Industries, Inc. (a)	839,800	9,027,850
Amkor Technology, Inc. (a)	1,084,900	5,728,272
Baker Hughes, Inc.	113,400	6,232,464
BJ Services Co.	208,800	7,255,800
Diamond Offshore Drilling, Inc.	113,000	6,379,980
Freeport McMoRan Copper & Gold,
Inc. Class B	329,900	16,303,658
Halliburton Co.	254,000	15,011,400
Honeywell International, Inc.	595,400	20,362,680
Lyondell Chemical Co.	2,465,800	66,083,440
Nabors Industries Ltd. (a)	97,600	6,698,288
NTL, Inc. (a)	330,600	20,272,392
Synthes, Inc.	359,136	38,026,656
Transocean, Inc. (a)	113,000	6,496,370
Weatherford International Ltd. (a)	97,600	6,109,760
TOTAL UNITED STATES OF AMERICA		229,989,010

TOTAL COMMON STOCKS
(Cost $4,039,037,249)	4,603,428,137

Nonconvertible Preferred Stocks 0.1%

Italy 0.1%
Telecom Italia Spa (Risp)
(Cost $6,315,858)	2,655,700	6,421,161

Money Market Funds 3.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund,
3.92% (b)	126,892,116	126,892,116
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	17,379,408	17,379,408
TOTAL MONEY MARKET FUNDS
(Cost $144,271,524)		144,271,524

TOTAL INVESTMENT PORTFOLIO 100.4%
(Cost $4,189,624,631)	4,754,120,822

NET OTHER ASSETS (0.4)%		(20,324,009)
NET ASSETS 100%	$ 4,733,796,813

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,630,160 or 0.2% of net assets.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $28,516,772 all of which will expire on October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-40

Overseas

Financial Statements

Statement of Assets and Liabilities
			October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$16,921,086) (cost
$4,189,624,631) — See accom-
panying schedule			$4,754,120,822
Foreign currency held at value
(cost $2)			5
Receivable for investments sold			92,343,548
Receivable for fund shares sold			6,380,676
Dividends receivable			6,617,223
Interest receivable			517,507
Other affiliated receivables			39,330
Other receivables			629,524
Total assets			4,860,648,635

Liabilities
Payable for investments purchased	. $	100,727,054
Payable for fund shares redeemed	.	4,329,762
Accrued management fee		2,439,806
Other affiliated payables		1,292,534
Other payables and accrued
expenses		683,258
Collateral on securities loaned, at
value		17,379,408
Total liabilities			126,851,822

Net Assets			$4,733,796,813
Net Assets consist of:
Paid in capital			$4,157,154,864
Undistributed net investment income			46,450,091
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			(34,025,729)
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies			564,217,587
Net Assets, for 125,732,173 shares
outstanding			$4,733,796,813
Net Asset Value, offering price and
redemption price per share
($4,733,796,813 ÷
125,732,173 shares)			$37.65

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$98,404,271
Interest		3,068,307
Security lending		3,277,370
		104,749,948
Less foreign taxes withheld		(13,279,762)
Total income		91,470,186

Expenses
Management fee
Basic fee	$33,497,148
Performance adjustment	(6,509,998)
Transfer agent fees	12,367,514
Accounting and security lending
fees	1,519,571
Independent trustees’ compensation	21,501
Appreciation in deferred trustee
compensation account	15,081
Custodian fees and expenses	1,861,715
Registration fees	44,459
Audit	130,341
Legal	9,956
Interest	9,129
Miscellaneous	8,566
Total expenses before reductions	42,974,983
Expense reductions	(2,899,427)	40,075,556

Net investment income (loss)		51,394,630
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (net of for-
eign taxes of $14,362)	401,941,476
Foreign currency transactions	(558,862)
Total net realized gain (loss)		401,382,614
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities (net of de-
crease in deferred foreign taxes
of $1,369,919)	289,477,381
Assets and liabilities in foreign
currencies	(183,757)
Total change in net unrealized ap-
preciation (depreciation)		289,293,624
Net gain (loss)		690,676,238
Net increase (decrease) in net as-
sets resulting from operations		$742,070,868

See accompanying notes which are an integral part of the financial statements.

A-41 Annual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				October 31,	October 31,
				2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$51,394,630	$22,336,646
Net realized gain (loss)				401,382,614	339,924,402
Change in net unrealized appreciation (depreciation)				289,293,624	48,284,538
Net increase (decrease) in net assets resulting from operations				742,070,868	410,545,586
Distributions to shareholders from net investment income				(24,791,518)	(36,930,253)
Distributions to shareholders from net realized gain				(14,353,048)	—
Total distributions				(39,144,566)	(36,930,253)
Share transactions
Proceeds from sales of shares				977,608,152	1,084,706,957
Reinvestment of distributions				38,479,891	36,240,273
Cost of shares redeemed				(1,167,494,600)	(813,113,012)
Net increase (decrease) in net assets resulting from share transactions				(151,406,557)	307,834,218
Redemption fees				173,736	259,688
Total increase (decrease) in net assets				551,693,481	681,709,239

Net Assets
Beginning of period				4,182,103,332	3,500,394,093
End of period (including undistributed net investment income of $46,450,091 and undistributed net investment in-
come of $19,416,090, respectively)			$ 4,733,796,813		$ 4,182,103,332

Other Information
Shares
Sold				27,631,957	34,493,299
Issued in reinvestment of distributions				1,105,744	1,212,455
Redeemed				(32,826,166)	(25,819,606)
Net increase (decrease)				(4,088,465)	9,886,148

Financial Highlights
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 32.21	$29.19	$ 22.34	$25.98	$40.72
Income from Investment Operations
Net investment income (loss)B	39	.17E	.18	.11	.20
Net realized and unrealized gain (loss)	5.35	3.15	6.76	(3.75)	(9.96)
Total from investment operations	5.74	3.32	6.94	(3.64)	(9.76)
Distributions from net investment income	(.19)	(.30)	(.09)	—	(.86)
Distributions from net realized gain	(.11)	—	—		(4.12)
Total distributions	(.30)	(.30)	(.09)		(4.98)
Redemption fees added to paid in capitalB	—D	—D	—D	—D	—D
Net asset value, end of period	$ 37.65	$32.21	$ 29.19	$22.34	$25.98
Total ReturnA	17.90%	11.45%	31.18%	(14.01)%	(27.21)%
Ratios to Average Net AssetsC
Expenses before expense reductions	93%	1.05%	1.04%	1.21%	1.18%
Expenses net of voluntary waivers, if any	93%	1.05%	1.04%	1.21%	1.18%
Expenses net of all reductions	86%	1.01%	1.00%	1.16%	1.12%
Net investment income (loss)	1.11%	.55%E	.75%	.42%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$4,733,797	$4,182,103	$3,500,394	$2,862,101	$3,392,740
Portfolio turnover rate	87%	79%	104%	72%	95%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reim bursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. DAmount represents less than $.01 per share. ENet investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .52%.
See accompanying notes which are an integral part of the financial statements.

Annual Report

A-42

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Worldwide Fund	14.71%	3.46%	8.01%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International World Index performed over the same period.

A-43

Annual Report

Worldwide

Management’s Discussion of Fund Performance

Comments from Richard Mace, Lead Portfolio Manager of Fidelity® Worldwide Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

For the 12 months ending October 31, 2005, Fidelity Worldwide Fund returned 14.71%, outpacing both the MSCI World index, which rose 13.66%, and the LipperSM Global Funds Average, which gained 14.09% . Both the U.S. and non U.S. equity subportfolios outperformed their respective components in the benchmark. The fund’s solid overall return was driven largely by good stock picking in the financials and energy sectors, although we gave back some of that performance as a result of an aggressive positioning in the still lagging technology arena. Among foreign holdings that helped performance were such Japanese financial services stocks as Nikko Cordial and Sumitomo Mitsui, as well as Canadian oil and natural gas producer EnCana. U.S. energy services holdings Halliburton and National Oilwell Varco also boosted performance, as did independent refiner Valero Energy. Conversely, the fund gave back some of its relative gains as a result of an overweighting in Asian semiconductor stocks, with names such as Taiwan’s United Microelec tronics and Japan’s Tokyo Electron delivering disappointing results. Among U.S. equities, the lackluster performers were industrial conglomerate Tyco International and containerboard producer Smurfit Stone Container.

Note to shareholders:

Effective January 1, 2006, Jeffrey Feingold has been named Lead Portfolio Manager of Fidelity Worldwide Fund, succeeding Richard Mace. Feingold also will manage the U.S. equity portion of the fund. William Kennedy will select the fund’s non U.S. investments.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-44

Worldwide Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	97.3	97.6
Short Term Investments and Net
Other Assets	2.7	2.4

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co. (United States
of America, Industrial
Conglomerates)	2.2	2.4
Total SA Series B (France, Oil,
Gas & Consumable Fuels)	2.1	2.2
American International Group,
Inc. (United States of America,
Insurance)	2.1	1.4
ASML Holding NV (NY Shares)
(Netherlands, Semiconductors &
Semiconductor Equipment)	1.6	1.9
Honeywell International, Inc.
(United States of America,
Aerospace & Defense)	1.6	1.3
Allianz AG (Reg.) (Germany,
Insurance)	1.5	2.5
United Mircoelectronics Corp.
(Taiwan, Semiconductors &
Semiconductor Equipment)	1.5	1.4
Nikko Cordial Corp. (Japan,
Capital Markets)	1.4	1.0
Microsoft Corp. (United States of
America, Software)	1.4	1.6
Roche Holding AG (participation
certificate) (Switzerland,
Pharmaceuticals)	1.3	1.0
	16.7
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	20.9	21.3
Financials	20.5	20.2
Health Care	11.6	11.9
Energy	10.1	9.0
Consumer Discretionary	9.4	8.8
Industrials	8.4	9.9
Consumer Staples	7.0	6.5
Materials	5.6	5.7
Telecommunication Services	2.8	3.7
Utilities	1.0	0.6

A-45 Annual Report

Worldwide
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.2%
	Shares	Value (Note 1)
Austria 0.3%
OMV AG	75,200	$4,056,570
Bermuda 1.1%
ACE Ltd.	135,000	7,033,500
Aspen Insurance Holdings Ltd.	25,000	604,750
Endurance Specialty Holdings Ltd.	15,000	497,400
Foster Wheeler Ltd. (a)	17,000	480,760
Lazard Ltd. Class A	28,600	739,310
Montpelier Re Holdings Ltd.	25,000	502,500
PartnerRe Ltd.	40,000	2,548,800
Platinum Underwriters Holdings Ltd.	13,000	370,370
TOTAL BERMUDA		12,777,390

Canada 2.0%
Alcan, Inc.	104,400	3,289,351
Cognos, Inc. (a)	15,000	559,356
EnCana Corp.	168,200	7,690,771
Inmet Mining Corp. (a)	193,400	3,234,251
NOVA Chemicals Corp. (d)	50,000	1,781,118
Research In Motion Ltd. (a)	88,800	5,460,335
Talisman Energy, Inc.	42,400	1,878,022
TOTAL CANADA		23,893,204

Cayman Islands 0.3%
GlobalSantaFe Corp.	45,000	2,004,750
Noble Corp.	20,000	1,287,600
TOTAL CAYMAN ISLANDS		3,292,350

China – 0.0%
China Mengniu Dairy Co. Ltd.	100,000	78,688
Denmark – 0.2%
TDC AS	45,800	2,563,755
Finland – 0.8%
Neste Oil Oyj	68,000	2,107,163
Nokia Corp. sponsored ADR	423,000	7,114,860
TOTAL FINLAND		9,222,023

France – 5.7%
Accor SA	74,734	3,732,210
AXA SA	129,240	3,742,791
BNP Paribas SA	40,220	3,049,518
L’Air Liquide SA	2,800	509,181
L’Oreal SA	63,168	4,645,584
Lagardere S.C.A. (Reg.)	45,300	3,114,299
Louis Vuitton Moet Hennessy (LVMH)	24,800	2,008,194
Pernod Ricard SA	41,700	7,293,231
Renault SA	22,200	1,922,735
Sanofi Aventis sponsored ADR	91,600	3,674,992
Total SA Series B	100,524	25,336,070
Vinci SA	25,900	2,024,305
Vivendi Universal SA sponsored ADR	219,500	6,896,690
TOTAL FRANCE		67,949,800

	Shares	Value (Note 1)
Germany 3.5%
Allianz AG (Reg.)	127,000	$17,957,799
BASF AG	21,976	1,582,272
Bayer AG	14,700	511,560
DaimlerChrysler AG	26,500	1,326,325
Deutsche Bank AG (NY Shares)	16,800	1,572,480
Deutsche Telekom AG sponsored ADR .	134,100	2,373,570
E.ON AG	81,900	7,422,597
GFK AG	32,577	1,079,779
Hypo Real Estate Holding AG	51,200	2,475,908
Muenchener Rueckversicherungs
Gesellschaft AG (Reg.)	25,300	2,972,181
SAP AG sponsored ADR	39,700	1,704,718
TOTAL GERMANY		40,979,189

Hong Kong – 0.7%
ASM Pacific Technology Ltd.	867,500	4,011,800
Esprit Holdings Ltd.	173,500	1,223,123
Hong Kong Exchanges & Clearing Ltd.	412,500	1,378,175
Wharf Holdings Ltd.	457,000	1,559,274
TOTAL HONG KONG		8,172,372

India 0.9%
Housing Development Finance Corp.
Ltd.	136,990	2,941,926
Infosys Technologies Ltd.	76,795	4,297,163
Satyam Computer Services Ltd.	198,255	2,652,491
State Bank of India	24,900	516,353
TOTAL INDIA		10,407,933

Ireland 0.2%
Allied Irish Banks PLC	31,600	664,548
Ryanair Holdings PLC sponsored ADR (a)	45,700	2,265,349
TOTAL IRELAND		2,929,897

Israel 0.3%
Teva Pharmaceutical Industries Ltd.
sponsored ADR	80,000	3,049,600
Italy 0.9%
Banca Intesa Spa	822,800	3,839,789
ENI Spa (d)	156,351	4,182,389
Mediaset Spa	47,000	516,086
Telecom Italia Spa	168,500	487,400
Unicredito Italiano Spa	265,500	1,482,493
TOTAL ITALY		10,508,157

Japan 11.8%
Advantest Corp.	59,500	4,307,740
Aeon Co. Ltd.	437,100	9,084,860
Canon, Inc.	43,600	2,313,852
Credit Saison Co. Ltd.	46,400	2,109,616
Daiwa Securities Group, Inc.	913,000	7,503,488
JAFCO Co. Ltd.	36,200	2,181,946
Millea Holdings, Inc.	196	3,566,024
Mitsubishi Estate Co. Ltd.	215,000	3,189,496

See accompanying notes which are an integral part of the financial statements.

Annual Report A-46

Common Stocks continued
	Shares	Value (Note 1)
Japan continued
Mitsui & Co. Ltd.	163,000	$2,008,717
Mitsui Fudosan Co. Ltd.	263,000	4,316,097
Mizuho Financial Group, Inc.	1,121	7,494,611
Murata Manufacturing Co. Ltd.	23,400	1,169,278
Nikko Cordial Corp.	1,387,000	16,816,309
Nikon Corp.	109,000	1,400,834
Nippon Electric Glass Co. Ltd.	77,000	1,477,035
Nitto Denko Corp.	110,800	6,726,420
Sega Sammy Holdings, Inc.	17,100	616,050
Sega Sammy Holdings, Inc. New	46,300	1,680,046
Sompo Japan Insurance, Inc	470,000	7,082,283
Sumitomo Mitsui Financial Group, Inc.	1,206	11,175,251
T&D Holdings, Inc.	38,800	2,449,545
Takefuji Corp.	39,210	2,753,873
Tokuyama Corp.	207,000	2,061,552
Tokyo Electron Ltd.	292,300	14,707,239
Toyota Motor Corp.	233,100	10,817,005
USS Co. Ltd.	13,300	916,834
Yahoo! Japan Corp	4,170	4,441,885
Yahoo! Japan Corp. New	4,170	4,514,111
TOTAL JAPAN		138,881,997

Korea (South) – 1.8%
Hyundai Motor Co.	35,531	2,606,967
Kookmin Bank	102,080	5,602,664
LG Electronics, Inc.	36,296	2,353,676
LG.Philips LCD Co. Ltd. sponsored
ADR (a)	79,100	1,503,691
Samsung Electronics Co. Ltd.	7,158	3,784,688
Shinhan Financial Group Co. Ltd.	117,586	3,919,532
Shinsegae Co. Ltd.	5,152	1,845,639
TOTAL KOREA (SOUTH)		21,616,857

Marshall Islands 0.1%
OMI Corp.	50,000	904,000
Netherlands – 3.1%
Aegon NV	269,700	4,057,451
ASML Holding NV (NY Shares) (a)	1,126,214	19,123,114
EADS NV	40,800	1,413,470
ING Groep NV (Certificaten Van
Aandelen)	220,500	6,363,631
Koninklijke Philips Electronics NV (NY
Shares)	54,200	1,417,872
VNU NV	118,055	3,754,484
TOTAL NETHERLANDS		36,130,022

Netherlands Antilles – 0.4%
Schlumberger Ltd. (NY Shares)	50,000	4,538,500
Norway 0.1%
Statoil ASA	69,400	1,552,060
Panama – 0.0%
Carnival Corp. unit	11,000	546,370

		Shares	Value (Note 1)
Philippines – 0.1%
Philippine Long Distance Telephone Co.
sponsored ADR		29,200	$880,380
Singapore – 0.6%
STATS ChipPAC Ltd. (a)		9,521,000	5,227,458
United Test & Assembly Center Ltd. (a)	.	3,828,000	1,378,564
TOTAL SINGAPORE			6,606,022

Spain 0.5%
Altadis SA (Spain)		11,800	500,742
Banco Bilbao Vizcaya Argentaria SA		63,800	1,124,794
Banco Santander Central Hispano SA	.	119,200	1,512,648
Gestevision Telecinco SA		22,800	505,906
Telefonica SA		172,000	2,749,133
TOTAL SPAIN			6,393,223

Sweden 1.2%
Gambro AB (A Shares)		223,800	3,162,387
Hennes & Mauritz AB (H&M) (B Shares)		14,950	485,405
Telefonaktiebolaget LM Ericsson (B
Shares) sponsored ADR		310,200	10,177,662
TOTAL SWEDEN			13,825,454

Switzerland 5.6%
ABB Ltd. (Reg.) (a)		600,000	4,589,070
Actelion Ltd. (Reg.) (a)		65,809	7,402,013
Alcon, Inc.		10,000	1,329,000
Compagnie Financiere Richemont unit	.	100,381	3,819,329
Credit Suisse Group (Reg.)		220,486	9,769,735
Nestle SA (Reg.)		36,256	10,799,600
Novartis AG sponsored ADR		143,000	7,696,260
Roche Holding AG (participation
certificate)		101,440	15,155,214
The Swatch Group AG (Reg.)		54,993	1,563,428
UBS AG (NY Shares)		53,920	4,619,326
TOTAL SWITZERLAND			66,742,975

Taiwan 4.1%
Advanced Semiconductor Engineering,
Inc.		6,696,783	4,081,761
ASE Test Ltd. (a)		298,700	1,648,824
AU Optronics Corp.		2,408,330	3,043,476
AU Optronics Corp. sponsored ADR		67,100	855,525
Chi Mei Optoelectronics Corp.		1,865,298	1,873,554
Chi Mei Optoelectronics Corp. GDR (e)		107,877	1,078,770
Hon Hai Precision Industry Co. Ltd.
(Foxconn)		352,512	1,523,456
King Yuan Electronics Co. Ltd.		1,269,245	760,378
Siliconware Precision Industries Co. Ltd.		4,953,209	4,443,664
Sunplus Technology Co. Ltd.		1,122,072	978,216
Taiwan Semiconductor Manufacturing
Co. Ltd.		4,911,886	7,612,717
United Microelectronics Corp.		23,521,266	12,478,683

See accompanying notes which are an integral part of the financial statements.

A-47 Annual Report

Worldwide
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Taiwan continued
United Microelectronics Corp.
sponsored ADR	1,801,187	$5,259,466
Yageo Corp. (a)	9,346,000	2,841,280
TOTAL TAIWAN		48,479,770

United Kingdom – 3.8%
AstraZeneca PLC sponsored ADR	30,600	1,373,940
BAE Systems PLC	406,900	2,380,909
BHP Billiton PLC	524,970	7,718,942
BP PLC	719,875	7,966,610
British American Tobacco PLC	23,900	526,637
GlaxoSmithKline PLC sponsored ADR	50,000	2,599,500
HSBC Holdings PLC (United Kingdom)
(Reg.)	96,000	1,512,191
ITV PLC	1,115,149	2,053,288
O2 PLC	875,200	3,188,092
Reckitt Benckiser PLC	24,200	731,362
Rio Tinto PLC (Reg.)	51,162	1,952,086
Royal Bank of Scotland Group PLC	112,600	3,117,876
Smiths Group PLC	186,700	3,016,205
Tesco PLC	260,600	1,387,598
Vodafone Group PLC sponsored ADR	123,200	3,235,232
WPP Group PLC	41,100	404,917
Xstrata PLC	86,200	1,973,283
TOTAL UNITED KINGDOM		45,138,668

United States of America – 47.1%
3M Co.	20,000	1,519,600
AES Corp. (a)	60,000	953,400
Agilent Technologies, Inc. (a)	158,000	5,057,580
AirTran Holdings, Inc. (a)	80,000	1,196,800
Akamai Technologies, Inc. (a)	30,000	520,200
Alcoa, Inc.	30,000	728,700
Alkermes, Inc. (a)	45,000	733,050
Allergan, Inc.	13,000	1,160,900
ALLTEL Corp.	15,000	927,900
Alnylam Pharmaceuticals, Inc. (a)	85,000	816,850
Altera Corp. (a)	30,000	499,500
Altria Group, Inc.	80,000	6,004,000
Amerada Hess Corp.	20,000	2,502,000
American International Group, Inc.	390,000	25,272,000
American Tower Corp. Class A (a)	135,000	3,219,750
Amgen, Inc. (a)	70,000	5,303,200
Amkor Technology, Inc. (a)	5,000	26,400
Amphenol Corp. Class A	20,000	799,400
Analog Devices, Inc.	57,200	1,989,416
Anteon International Corp. (a)	25,000	1,130,000
Apartment Investment & Management
Co. Class A	10,000	384,000
Apollo Group, Inc. Class A (a)	35,000	2,205,700
Applied Materials, Inc.	30,000	491,400
Avnet, Inc. (a)	15,000	345,750
Bank of America Corp.	125,000	5,467,500

	Shares	Value (Note 1)
Baxter International, Inc.	265,000	$10,130,950
BEA Systems, Inc. (a)	110,000	970,200
Bear Stearns Companies, Inc.	5,000	529,000
Biogen Idec, Inc. (a)	35,000	1,422,050
BioMarin Pharmaceutical, Inc. (a)	140,000	1,176,000
BJ Services Co.	85,800	2,981,550
C.R. Bard, Inc.	15,000	935,700
Cabot Microelectronics Corp. (a)(d)	25,000	735,000
CBOT Holdings, Inc. Class A	400	42,600
Cephalon, Inc. (a)	120,000	5,470,800
Ceridian Corp. (a)	60,000	1,314,600
Charles Schwab Corp.	100,000	1,520,000
Chemtura Corp.	25,000	267,500
Chevron Corp.	70,000	3,994,900
Cisco Systems, Inc. (a)	50,000	872,500
Citigroup, Inc.	15,000	686,700
Clear Channel Communications, Inc.	40,000	1,216,800
CMS Energy Corp. (a)	80,000	1,192,800
Coca Cola Enterprises, Inc.	40,000	756,000
Coldwater Creek, Inc. (a)	40,000	1,079,600
Colgate Palmolive Co.	140,000	7,414,400
Comverse Technology, Inc. (a)	65,000	1,631,500
ConocoPhillips	20,000	1,307,600
Covad Communications Group, Inc. (a)	995,300	885,817
Crown Holdings, Inc. (a)	40,000	648,800
CVS Corp.	25,000	610,250
D.R. Horton, Inc.	20,000	613,800
Dade Behring Holdings, Inc.	16,000	576,160
Deere & Co.	20,000	1,213,600
Dell, Inc. (a)	133,400	4,252,792
Digital River, Inc. (a)	12,000	336,120
Dionex Corp. (a)	10,000	484,300
Doral Financial Corp.	60,000	513,600
Dycom Industries, Inc. (a)	50,000	996,500
E.I. du Pont de Nemours & Co.	130,000	5,419,700
Eastman Kodak Co.	200,200	4,384,380
eBay, Inc. (a)	160,000	6,336,000
Ecolab, Inc.	55,000	1,819,400
EGL, Inc. (a)	35,000	981,050
El Paso Corp.	85,000	1,008,100
Eli Lilly & Co.	20,000	995,800
EMC Corp. (a)	125,000	1,745,000
Encore Acquisition Co. (a)	20,000	686,200
Entergy Corp.	3,000	212,160
Equity Residential (SBI)	25,000	981,250
Expedia, Inc., Delaware (a)	22,050	414,320
Extreme Networks, Inc. (a)	75,000	362,250
Exxon Mobil Corp.	133,400	7,489,076
Fannie Mae	60,000	2,851,200
First Data Corp.	30,000	1,213,500
Fluor Corp.	40,000	2,544,000
Freddie Mac	20,000	1,227,000
Freeport McMoRan Copper & Gold,
Inc. Class B	37,000	1,828,540

See accompanying notes which are an integral part of the financial statements.

Annual Report A-48

Common Stocks continued
	Shares	Value (Note 1)
United States of America – continued
Freescale Semiconductor, Inc. Class A (a)	120,000	$2,842,800
Genentech, Inc. (a)	24,000	2,174,400
General Electric Co.	760,000	25,771,601
General Growth Properties, Inc.	6,000	254,880
Georgia Gulf Corp.	25,000	727,500
Google, Inc. Class A (sub. vtg.) (a)	15,300	5,693,742
Grant Prideco, Inc. (a)	60,000	2,333,400
Halliburton Co.	169,900	10,041,090
Hartford Financial Services Group, Inc.	65,000	5,183,750
Hercules Offshore, Inc.	12,000	261,240
Hewlett Packard Co.	210,000	5,888,400
Hexcel Corp. (a)	40,000	632,800
Hilb Rogal & Hobbs Co.	40,000	1,498,000
Home Depot, Inc.	183,000	7,510,320
Honeywell International, Inc.	550,000	18,810,000
IAC/InterActiveCorp (a)	22,050	564,480
ImClone Systems, Inc. (a)	40,000	1,388,000
Intel Corp.	435,000	10,222,500
International Business Machines Corp.	20,000	1,637,600
Interstate Bakeries Corp. (a)	50,000	480,000
Investors Financial Services Corp.	28,100	1,072,858
ITT Industries, Inc.	12,000	1,219,200
Jabil Circuit, Inc. (a)	25,000	746,250
Jacobs Engineering Group, Inc. (a)	25,000	1,593,750
JetBlue Airways Corp. (a)	12,000	223,320
Johnson & Johnson	79,100	4,953,242
JPMorgan Chase & Co.	181,100	6,631,882
K&F Industries Holdings, Inc.	10,900	170,476
KB Home	5,000	326,750
Kroger Co. (a)	175,000	3,482,500
Lam Research Corp. (a)	35,000	1,180,900
Lamar Advertising Co. Class A (a)	99,100	4,421,842
Leap Wireless International, Inc. (a)	15,000	495,150
Leapfrog Enterprises, Inc. Class A (a)(d)	65,000	975,000
Lear Corp.	3,000	91,380
Lehman Brothers Holdings, Inc.	15,000	1,795,050
Lennox International, Inc.	40,000	1,115,600
Lexmark International, Inc. Class A (a) .	10,000	415,200
Lyondell Chemical Co.	145,000	3,886,000
Maidenform Brands, Inc.	4,500	56,655
Martin Marietta Materials, Inc.	17,000	1,341,470
Masco Corp.	20,000	570,000
MasTec, Inc. (a)	60,000	611,400
Maxim Integrated Products, Inc.	65,000	2,254,200
Maxtor Corp. (a)	140,000	490,000
McDonald’s Corp.	50,000	1,580,000
McKesson Corp.	18,000	817,740
MedImmune, Inc. (a)	80,000	2,798,400
Medtronic, Inc.	125,000	7,082,500
Merck & Co., Inc.	30,000	846,600
Merrill Lynch & Co., Inc.	47,000	3,042,780
Micron Technology, Inc. (a)	70,000	909,300

	Shares	Value (Note 1)
Microsoft Corp.	650,000	$16,705,000
Monsanto Co.	10,000	630,100
Morgan Stanley	65,000	3,536,650
Motorola, Inc.	87,500	1,939,000
National Financial Partners Corp.	12,000	542,760
National Oilwell Varco, Inc. (a)	130,904	8,177,573
National Semiconductor Corp.	50,000	1,131,500
NAVTEQ Corp. (a)	35,000	1,369,200
Newmont Mining Corp.	90,000	3,834,000
News Corp.:
Class A	40,800	581,400
Class B	254,900	3,838,794
Norfolk Southern Corp.	85,800	3,449,160
NTL, Inc. (a)	100,000	6,132,000
Nuveen Investments, Inc. Class A	15,000	607,050
Occidental Petroleum Corp.	28,600	2,255,968
OfficeMax, Inc.	45,000	1,260,900
Oracle Corp. (a)	162,000	2,054,160
Owens Illinois, Inc. (a)	105,000	1,999,200
Packaging Corp. of America	30,000	608,700
Palm, Inc. (a)	30,000	770,700
PepsiCo, Inc.	57,200	3,379,376
PerkinElmer, Inc.	95,000	2,096,650
Pfizer, Inc.	340,000	7,391,600
PG&E Corp.	30,000	1,091,400
PMC Sierra, Inc. (a)	106,668	757,343
Praxair, Inc.	47,000	2,322,270
Pride International, Inc. (a)	100,000	2,807,000
Procter & Gamble Co.	55,000	3,079,450
Psychiatric Solutions, Inc. (a)	22,000	1,203,400
QUALCOMM, Inc.	5,000	198,800
Quicksilver Resources, Inc. (a)	15,000	580,950
Raytheon Co.	25,000	923,750
Red Robin Gourmet Burgers, Inc. (a)	15,000	723,450
Robert Half International, Inc.	75,000	2,766,000
Rockwell Automation, Inc.	30,000	1,594,500
Rockwood Holdings, Inc.	65,000	1,304,550
Rohm & Haas Co.	15,000	652,950
Ruth’s Chris Steak House, Inc.	2,300	41,078
Safeway, Inc.	130,000	3,023,800
SBC Communications, Inc.	170,000	4,054,500
Schering Plough Corp.	210,000	4,271,400
Serologicals Corp. (a)	15,000	292,200
Service Corp. International (SCI)	190,000	1,590,300
Sierra Health Services, Inc. (a)	12,000	900,000
Smith International, Inc.	50,000	1,620,000
Smurfit Stone Container Corp. (a)	214,500	2,265,120
Southwest Airlines Co.	100,000	1,601,000
Sovereign Bancorp, Inc.	40,000	862,800
Sprint Nextel Corp.	249,995	5,827,383
SPX Corp.	2,000	86,040
Staples, Inc.	25,000	568,250
State Street Corp.	60,000	3,313,800
Symantec Corp. (a)	125,000	2,981,250

See accompanying notes which are an integral part of the financial statements.

A-49 Annual Report

Worldwide
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
United States of America – continued
Symbol Technologies, Inc.	110,000	$913,000
Synthes, Inc.	70,972	7,514,780
The Boeing Co.	20,000	1,292,800
The Chubb Corp.	10,000	929,700
The Coca Cola Co.	135,000	5,775,300
The Reader’s Digest Association, Inc.
(non vtg.)	35,000	536,200
Thermo Electron Corp. (a)	95,000	2,868,050
Time Warner, Inc.	100,000	1,783,000
Toll Brothers, Inc. (a)	10,000	369,100
TradeStation Group, Inc. (a)	75,000	748,500
Trimble Navigation Ltd. (a)	35,000	1,010,450
TXU Corp.	15,000	1,511,250
Tyco International Ltd.	335,000	8,840,650
Tyson Foods, Inc. Class A	80,000	1,424,000
United Technologies Corp.	30,000	1,538,400
UnitedHealth Group, Inc.	93,000	5,383,770
Univision Communications, Inc.
Class A (a)	180,300	4,713,042
US Airways Group, Inc. (a)	23,000	567,640
Valero Energy Corp.	30,000	3,157,200
Varian, Inc. (a)	10,000	367,700
Verizon Communications, Inc.	20,000	630,200
Viacom, Inc. Class B (non vtg.)	20,000	619,400
Vishay Intertechnology, Inc. (a)	120,000	1,360,800
W.R. Berkley Corp.	25,000	1,092,500
Wachovia Corp.	60,000	3,031,200
Wal Mart Stores, Inc.	180,000	8,515,800
Walgreen Co.	25,000	1,135,750
Walt Disney Co.	104,900	2,556,413
Waters Corp. (a)	80,000	2,896,000
Watsco, Inc.	25,000	1,420,750
Watts Water Technologies, Inc. Class A	15,000	416,400
Weatherford International Ltd. (a)	40,000	2,504,000
WebMD Health Corp. Class A	17,200	449,264
WESCO International, Inc. (a)	55,000	2,186,250
Wyeth	155,000	6,906,800
Xerox Corp. (a)	90,000	1,221,300
XL Capital Ltd. Class A	15,000	960,900
XTO Energy, Inc.	30,000	1,303,800
Yahoo!, Inc. (a)	135,000	4,990,950
Zebra Technologies Corp. Class A (a)	30,000	1,293,300
TOTAL UNITED STATES OF AMERICA		555,980,793

TOTAL COMMON STOCKS
(Cost $995,582,485)		1,148,098,019

Nonconvertible Preferred Stocks 0.1%
	Shares	Value (Note 1)
Italy 0.1%
Telecom Italia Spa (Risp)
(Cost $478,499)	201,200	$486,477
Money Market Funds 2.9%
Fidelity Cash Central Fund,
3.92% (b)	27,129,155	27,129,155
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	7,379,430	7,379,430
TOTAL MONEY MARKET FUNDS
(Cost $34,508,585)		34,508,585
TOTAL INVESTMENT PORTFOLIO 100.2%
(Cost $1,030,569,569)		1,183,093,081

NET OTHER ASSETS (0.2)%		(2,049,166)
NET ASSETS 100%		$ 1,181,043,915

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,078,770 or 0.1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-50

Worldwide

Financial Statements

Statement of Assets and Liabilities
			October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$7,168,067) (cost
$1,030,569,569) — See accom-
panying schedule			$1,183,093,081
Foreign currency held at value
(cost $6)			6
Receivable for investments sold			19,270,794
Receivable for fund shares sold			831,410
Dividends receivable			1,080,073
Interest receivable			25,476
Other affiliated receivables			86
Other receivables			141,394
Total assets			1,204,442,320

Liabilities
Payable for investments purchased	. $	13,839,515
Payable for fund shares redeemed	.	1,037,361
Accrued management fee		716,520
Other affiliated payables		299,781
Other payables and accrued
expenses		125,798
Collateral on securities loaned, at
value		7,379,430
Total liabilities			23,398,405

Net Assets			$1,181,043,915
Net Assets consist of:
Paid in capital			$956,972,494
Undistributed net investment income			5,779,821
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			65,792,983
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies			152,498,617
Net Assets, for 61,994,316 shares
outstanding			$1,181,043,915
Net Asset Value, offering price and
redemption price per share
($1,181,043,915 ÷ 61,994,316
shares)			$19.05

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$19,734,288
Special Dividends		2,550,000
Interest		293,084
Security lending		442,967
		23,020,339
Less foreign taxes withheld		(1,708,741)
Total income		21,311,598

Expenses
Management fee
Basic fee	$8,363,083
Performance adjustment	42,119
Transfer agent fees	3,009,325
Accounting and security lending
fees	516,763
Independent trustees’ compensation	5,653
Custodian fees and expenses	282,255
Registration fees	31,221
Audit	80,578
Legal	3,737
Interest	3,425
Miscellaneous	14,095
Total expenses before reductions	12,352,254
Expense reductions	(596,886)	11,755,368

Net investment income (loss)		9,556,230
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (net of for-
eign taxes of $30,342)	88,552,040
Foreign currency transactions	188,909
Total net realized gain (loss)		88,740,949
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities (net of de-
crease in deferred foreign taxes
of $107,734)	57,811,050
Assets and liabilities in foreign
currencies	15,986
Total change in net unrealized ap-
preciation (depreciation)		57,827,036
Net gain (loss)		146,567,985
Net increase (decrease) in net as-
sets resulting from operations		$156,124,215

See accompanying notes which are an integral part of the financial statements.

A-51 Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended	Year ended
				October 31,	October 31,
				2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$9,556,230 $	2,870,466
Net realized gain (loss)				88,740,949	59,169,947
Change in net unrealized appreciation (depreciation)				57,827,036	23,149,862
Net increase (decrease) in net assets resulting from operations				156,124,215	85,190,275
Distributions to shareholders from net investment income				(6,368,718)	(4,009,737)
Distributions to shareholders from net realized gain				(1,273,744)	—
Total distributions				(7,642,462)	(4,009,737)
Share transactions
Proceeds from sales of shares				207,137,584	336,194,112
Reinvestment of distributions				7,416,065	3,842,365
Cost of shares redeemed				(246,181,366)	(206,186,102)
Net increase (decrease) in net assets resulting from share transactions				(31,627,717)	133,850,375
Redemption fees				27,535	44,363
Total increase (decrease) in net assets				116,881,571	215,075,276

Net Assets
Beginning of period				1,064,162,344	849,087,068
End of period (including undistributed net investment income of $5,779,821 and undistributed net investment income
of $2,469,918, respectively)				$ 1,181,043,915	$ 1,064,162,344

Other Information
Shares
Sold				11,450,556	20,486,089
Issued in reinvestment of distributions				421,368	243,496
Redeemed				(13,517,553)	(12,574,086)
Net increase (decrease)				(1,645,629)	8,155,499

Financial Highlights
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 16.72	$ 15.30	$11.91	$13.48	$19.07
Income from Investment Operations
Net investment income (loss)B	15C	.05F	.04	.03	.04
Net realized and unrealized gain (loss)	2.30	1.44	3.37	(1.60)	(2.98)
Total from investment operations	2.45	1.49	3.41	(1.57)	(2.94)
Distributions from net investment income	(.10)	(.07)	(.02)	—	(.40)
Distributions from net realized gain	(.02)	—	—		(2.25)
Total distributions	(.12)	(.07)	(.02)		(2.65)
Redemption fees added to paid in capitalB	—E	—E	—E	—E	—E
Net asset value, end of period	$ 19.05	$ 16.72	$15.30	$11.91	$13.48
Total ReturnA	14.71%	9.77%	28.68%	(11.65)%	(17.21)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.07%	1.23%	1.31%	1.24%	1.12%
Expenses net of voluntary waivers, if any	1.07%	1.23%	1.31%	1.24%	1.12%
Expenses net of all reductions	1.01%	1.19%	1.28%	1.20%	1.05%
Net investment income (loss)	82%C	.29%F	.28%	.19%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$1,181,044	$1,064,162	$ 849,087	$ 647,789	$ 742,294
Portfolio turnover rate	93%	95%	106%	120%	152%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CInvestment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .60%. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur.
Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EAmount represents less than $.01 per share. FNet investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .25%.
See accompanying notes which are an integral part of the financial statements.

Annual Report

A-52

Notes to Financial Statements For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Effective the close of business on October 25, 2004, the Diversified International Fund was closed to most new accounts. Certain fund’s investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be ex tremely volatile. The funds may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR), and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Pur chases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the funds are informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortiza tion of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

A-53

Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Overseas and Diversified International, independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal			Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation/
	Purposes	Appreciation	Depreciation	(Depreciation)
Global Balanced	$ 171,078,396	$ 23,355,911	$ (3,489,868)	$19,866,043
Diversified International	23,403,784,562	6,991,854,836	(434,290,484)	6,557,564,352
Aggressive International	681,501,646	60,892,376	(28,020,531)	32,871,845
Overseas	4,226,363,733	694,786,890	(167,029,801)	527,757,089
Worldwide	1,035,764,734	182,657,614	(35,329,267)	147,328,347

			Undistributed
		Undistributed	Long-term Capital	Capital Loss
		Ordinary Income	Gain	Carryforward
Global Balanced		$ 5,338,365	$ 10,714,351	$—
Diversified International		280,636,329	647,258,145	—
Aggressive International		7,141,351	60,566,975	—
Overseas		65,881,417	—	(28,516,772)
Worldwide		9,540,133	59,686,062	—

The tax character of distributions paid was as follows:

October 31, 2005
	Ordinary	Long-term	Return of
	Income	Capital Gains	Capital	Total
Global Balanced	$ 2,039,758	$1,238,422	$—	$ 3,278,180
Diversified International	167,284,971	—	—	167,284,971
Aggressive International	2,242,652	—	—	2,242,652
Overseas	39,144,566	—	—	39,144,566
Worldwide	7,642,462	—	—	7,642,462

October 31, 2004
	Ordinary	Long-term	Return of
	Income	Capital Gains	Capital	Total
Global Balanced	$ 2,085,080	$—	$—	$ 2,085,080
Diversified International	162,070,361	—	—	162,070,361
Aggressive International	3,891,060	—	—	3,891,060
Overseas	36,930,253	—	—	36,930,253
Worldwide	4,009,737	—	—	4,009,737

Annual Report A-54

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the funds and accounted for as an addi tion to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund’s Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund’s Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Global Balanced	143,713,491	136,959,986
Diversified International	16,660,906,853	10,268,110,162
Aggressive International	1,221,707,737	1,307,807,281
Overseas	3,897,064,716	3,900,317,592
Worldwide	1,058,267,059	1,087,763,695

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly manage ment fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified Inter national, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund’s relative investment performance as compared to an appropriate benchmark index. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets, including the performance adjustment, if applicable, was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	45%	.27%	.72%
Diversified International	45%	.27%	.82%
Aggressive International	45%	.27%	.59%
Overseas	45%	.27%	.58%
Worldwide	45%	.27%	.73%

A-55 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	26%
Diversified International	24%
Aggressive International	27%
Overseas	27%
Worldwide	26%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Money Market Central Funds are noted in the table below:

Income Distributions
Global Balanced	$ 814,029
Diversified International	37,873,996
Aggressive International	1,806,074
Overseas	6,178,486
Worldwide	669,071

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Global Balanced	$ 6,805
Diversified International	102,884
Aggressive International	1,536
Overseas	3,570
Worldwide	45,926

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applica ble fund’s activity in this program during the period for which loans were outstanding was as follows:

			Weighted	Interest Earned
	Borrower or	Average Daily	Average	(included in	Interest
	Lender	Loan Balance	Interest Rate	interest income)	Expense
Aggressive International	Borrower	$ 5,215,000	3.64%	—	$ 2,109
Overseas	Borrower	$ 15,525,833	3.03%	—	$ 7,839
Worldwide	Borrower	$ 6,524,167	3.15%	—	$ 3,425

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emer gency purposes to fund shareholder redemptions or for other short term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report A-56

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Overseas	$ 16,529,000	2.81%

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
	Brokerage	Custody	Agent
	Service	expense	expense
	Arrangements	reduction	reduction
Global Balanced	$ 31,331	$214	$2,631
Diversified International	8,556,417	11,309	805,094
Aggressive International	945,771	607	1,640
Overseas	2,716,377	—	183,050
Worldwide	568,897	—	27,989

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

A-57

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust (the Trust) including the schedules of investments, as of Octo ber 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circum stances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state ments, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2005

Annual Report

A-58

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 20, 2005

A-59

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapac itated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Man agement & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Pre viously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Global Balanced (2005 present), Diversified International (2005 present), Aggressive Interna tional (2005 present), Overseas (2005 present), and Worldwide (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Offi cer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

A-60

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Invest ments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The De pository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management ser vices). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich field Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corpora tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

A-61

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (com puter peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Univer sity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica tions) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Cor poration (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chan cellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member

(2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Com pany. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capi tal (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corpora tion (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in nu merous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Richard R. Mace, Jr. (43)

Year of Election or Appointment: 1996, 2001, or 2005

Vice President of Aggressive International (2005), Global Balanced (1996), Overseas (1996), and Worldwide (2001). Mr. Mace is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace has worked as a research analyst and portfolio manager.

William Bower (38)

Year of Election or Appointment: 2001

Vice President of Diversified International. Prior to assuming his current responsibilities, Mr. Bower has worked as a research ana lyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assis tant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distrib utors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Global Balanced, Diversified International, Aggressive Interna tional, Overseas, and Worldwide. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Price waterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Invest ments Institutional Services Company, Inc. (1998 2002).

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Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treas urer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Mon asterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1984, 1990, 1991, 1993, or 1994

Assistant Treasurer of Global Balanced (1993), Diversified International (1991), Aggressive International (1994), Overseas (1984), and Worldwide (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)
Year of Election or Appointment: 2004

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Oster held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

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Name, Age; Principal Occupation Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Schia vone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Balanced Fund	12/12/05	12/09/05	$0.14	$1.67
Fidelity Diversified International Fund	12/12/05	12/09/05	$0.28	$0.73
Fidelity Aggressive International Fund	12/12/05	12/09/05	$0.23	$1.77
Fidelity Overseas Fund	12/05/05	12/02/05	$0.41	$0.16
Fidelity Worldwide Fund	12/12/05	12/09/05	$0.10	$1.04

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subse quently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	October 31, 2005	October 31, 2004
Fidelity Global Balanced Fund	$ 10,768,692	$1,184,081
Fidelity Diversified International Fund	$ 647,258,145	$—
Fidelity Aggressive International Fund	$ 63,094,707	$—
Fidelity Worldwide Fund	$ 59,686,062	$—

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends received deduction for corporate shareholders:

Fidelity Global Balanced Fund	36%
Fidelity Worldwide Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Global Balanced Fund	67%
Fidelity Diversified International Fund	100%
Fidelity Aggressive International Fund	100%
Fidelity Overseas Fund	100%
Fidelity Worldwide Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Balanced Fund	12/06/04	$0.148	$0.011
Fidelity Diversified International Fund	12/13/04	$0.170	$0.036
Fidelity Aggressive International Fund	12/13/04	$0.068	$0.018
Fidelity Overseas Fund	12/06/04	$0.283	$0.039

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Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund’s Advisory Contracts, including the services and support provided to each fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to each fund and its shareholders by Fidelity (including the investment performance of each fund); (2) the competitiveness of the man agement fee and total expenses of each fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (4) the extent to which economies of scale would be realized as each fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the funds’ portfolio managers and the funds’ investment objectives and disciplines. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Invest ment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitor ing of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, each fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market informa tion through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the

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Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund’s absolute investment performance, as well as each fund’s relative investment performance measured against (i) a broad based securities market index (or a proprietary custom index, in the case of Global Balanced Fund), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (or a proprietary custom index, in the case of Global Balanced Fund)(“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. For Global Balanced Fund, the proprietary custom index is an index developed by FMR that represents the fund’s general investment categories in both equity and bond securities.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one , three , and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one year period and the second quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time.

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Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one year period and the third quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period and the second quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that each fund’s (except Global Balanced Fund’s) management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund’s shareholders and helps to more closely align the interests of FMR and each fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and

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strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit each fund’s shareholders, particularly in light of the Board’s view that each fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund’s. For example, a TMG % of 45% would mean that 55% of the funds in the Total Mapped Group had higher management fees than a fund. The “Asset Size Peer Group” (ASPG) compari son focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which a fund’s management fee ranked and the impact of a fund’s performance adjustment (if applicable), is also included in the charts and considered by the Board.

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Annual Report A-72

The Board noted that each fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of a fund’s performance adjustment, if applicable, on the fund’s management fee ranking.

Based on its review, the Board concluded that each fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Aggressive International Fund’s, Diversified International Fund’s, and Worldwide Fund’s positive performance adjustment, and Overseas Fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund’s (except Global Balanced Fund’s) total expenses ranked below its competitive median for 2004.

The Board noted that Global Balanced Fund’s total expenses ranked above its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund’s total expenses were reasonable, although in the case of Global Balanced Fund above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the busi ness of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggre gate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After consider ing PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

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The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the funds’ business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particu lar fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Diversified International Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Diversified International Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; (v) compensation of portfolio managers and research analysts; and (vi) the impact of partially closing Diversified International Fund to new investors.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the exist ing advisory fee structures are fair and reasonable, and that each fund’s existing Advisory Contracts should be renewed.

Annual Report

A-74

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodians
Brown Brothers Harriman & Co.
Boston, MA
Global Balanced Fund
JPMorgan Chase Bank
New York, NY
Aggressive International Fund, Diversified International Fund,
Overseas Fund, Worldwide Fund
Corporate Headquarters
82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1- 800- 544-5555
(automated phone logo) Automated line for quickest service

IBD UANNPRO 1205 1.784774.102

Fidelity’s Targeted International Equity Funds®

Fidelity® Canada Fund Fidelity China Region Fund Fidelity Emerging Markets Fund Fidelity Europe Fund Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund Fidelity Japan Smaller Companies Fund Fidelity Latin America Fund Fidelity Nordic Fund Fidelity Pacific Basin Fund Fidelity Southeast Asia Fund

Annual Report

October 31, 2005

Contents

Shareholder Expense Example	A-4	An example of Shareholder Expenses
Canada Fund	A-6	Performance
	A-7	Management’s Discussion
	A-8	Investment Changes
	A-9	Investments
	A-12	Financial Statements
China Region Fund	A-14	Performance
	A-15	Management’s Discussion
	A-16	Investment Changes
	A-17	Investments
	A-20	Financial Statements
Emerging Markets Fund	A-22	Performance
	A-23	Management’s Discussion
	A-24	Investment Changes
	A-25	Investments
	A-29	Financial Statements
Europe Fund	A-31	Performance
	A-32	Management’s Discussion
	A-33	Investment Changes
	A-34	Investments
	A-36	Financial Statements
Europe Capital Appreciation Fund	A-38	Performance
	A-39	Management’s Discussion
	A-40	Investment Changes
	A-41	Investments
	A-43	Financial Statements
Japan Fund	A-45	Performance
	A-46	Management’s Discussion
	A-47	Investment Changes
	A-48	Investments
	A-51	Financial Statements
Japan Smaller Companies Fund	A-53	Performance
	A-54	Management’s Discussion
	A-55	Investment Changes
	A-56	Investments
	A-60	Financial Statements
Latin America Fund	A-62	Performance
	A-63	Management’s Discussion
	A-64	Investment Changes
	A-65	Investments
	A-67	Financial Statements

Annual Report

A-2

Nordic Fund	A-69	Performance
	A-70	Management’s Discussion
	A-71	Investment Changes
	A-72	Investments
	A-74	Financial Statements
Pacific Basin Fund	A-76	Performance
	A-77	Management’s Discussion
	A-78	Investment Changes
	A-79	Investments
	A-83	Financial Statements
Southeast Asia Fund	A-85	Performance
	A-86	Management’s Discussion
	A-87	Investment Changes
	A-88	Investments
	A-91	Financial Statements
Notes to Financial Statements	A-93	Notes to Financial Statements
Reports of Independent Registered	A-100
Public Accounting Firms
Trustees and Officers	A-102
Distributions	A-108
Board Approval of Investment	A-110
Advisory Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the
Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc. and have been licensed for use by Fidelity Distributors
Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Informa
tion regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view each fund’s most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

A-3

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Canada
Actual	$1,000.00	$1,169.40	$5.69
HypotheticalA	$1,000.00	$1,019.96	$5.30
China Region
Actual	$1,000.00	$1,033.20	$6.00
HypotheticalA	$1,000.00	$1,019.31	$5.96
Emerging Markets
Actual	$1,000.00	$1,217.80	$6.37
HypotheticalA	$1,000.00	$1,019.46	$5.80
Europe
Actual	$1,000.00	$1,093.60	$6.28
HypotheticalA	$1,000.00	$1,019.21	$6.06
Europe Capital Appreciation
Actual	$1,000.00	$1,095.60	$4.81
HypotheticalA	$1,000.00	$1,020.62	$4.63
Japan
Actual	$1,000.00	$1,205.80	$5.89
HypotheticalA	$1,000.00	$1,019.86	$5.40
Japan Smaller Companies
Actual	$1,000.00	$1,100.40	$5.40
HypotheticalA	$1,000.00	$1,020.06	$5.19
Latin America
Actual	$1,000.00	$1,395.30	$6.52
HypotheticalA	$1,000.00	$1,019.76	$5.50
Nordic
Actual	$1,000.00	$1,121.50	$6.15
HypotheticalA	$1,000.00	$1,019.41	$5.85
Pacific Basin
Actual	$1,000.00	$1,149.20	$6.01
HypotheticalA	$1,000.00	$1,019.61	$5.65

Annual Report

A-4

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Southeast Asia
Actual	$1,000.00	$1,105.90	$6.48
HypotheticalA	$1,000.00	$1,019.06	$6.21

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Canada	1.04%
China Region	1.17%
Emerging Markets	1.14%
Europe	1.19%
Europe Capital Appreciation	91%
Japan	1.06%
Japan Smaller Companies	1.02%
Latin America	1.08%
Nordic	1.15%
Pacific Basin	1.11%
Southeast Asia	1.22%

A-5 A-5

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity® Canada Fund	23.11%	13.26%	12.97%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Annual Report

A-6

Canada

Management’s Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity® Canada Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Canada was a beneficiary of record high oil prices. Unbeknownst to many, Canada is the largest supplier of oil to the United States, a factor that contributed heavily to the 23.19% gain for the S&P/TSX Composite Index. While the U.S. dollar strengthened versus most major currencies, it weakened against the Canadian dollar, which boosted returns for U.S. investors in Canada.

For the 12 months ending October 31, 2005, Fidelity Canada Fund returned 23.11%, virtually matching the return of its benchmark, the S&P/TSX Composite Index. The fund’s slight underperformance relative to the index came mostly as a result of its underweighting in the energy sector. The positioning there was decreased toward the end of the period as energy demand started to recede a bit and prices fell from their previous record highs. But even as prices came down modestly, there still was a lot of valuation support for energy stocks, and the underweighting in that sector took a small toll on the fund’s overall performance. Not owning oil sands producer and major index component Suncor Energy, for example, was the biggest drag on the fund’s relative return. Meanwhile, some stocks outside of the energy sector that I overweighted, including Research In Motion, maker of the popular BlackBerry handheld communications device which saw sales growth slow also hurt. What worked better was astute stock picking in the materials and telecommunication services sectors, as well as in the insurance and capital goods industries. Names such as ING Canada, the multi line insurer, and telecom giant Roger Communications, provided the biggest boosts relative to the index.

Note to shareholders:

Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2005, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-7 A-7

Annual Report

Canada Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	94.9	93.1
Short Term Investments and
Net Other Assets	5.1	6.9

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
EnCana Corp. (Oil, Gas &
Consumable Fuels)	5.2	4.4
Royal Bank of Canada
(Commercial Banks)	4.9	2.3
Manulife Financial Corp.
(Insurance)	3.5	3.6
Canadian National Railway Co.
(Road & Rail)	3.4	3.2
Toronto Dominion Bank
(Commercial Banks)	3.4	4.9
ING Canada, Inc. (Insurance)	3.2	2.0
Rogers Communications, Inc.
Class B (non vtg.) (Media)	3.1	2.9
TELUS Corp. (non vtg.) (Diversified
Telecommunication Services)	3.0	2.1
Canadian Natural Resources Ltd.
(Oil, Gas & Consumable Fuels)	2.8	2.3
TransCanada Corp. (Oil, Gas &
Consumable Fuels)	2.4	0.8
	34.9
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	27.4	28.7
Energy	22.0	17.2
Consumer Discretionary	10.8	10.4
Industrials	8.8	9.2
Materials	8.3	9.6
Information Technology	6.2	5.2
Telecommunication Services	4.6	4.9
Consumer Staples	4.5	6.6
Utilities	0.9	0.9
Health Care	0.0	0.4

Annual Report A-8

Canada Investments October 31, 2005 Showing Percentage of Net Assets

Common Stocks 93.5%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 10.8%
Hotels, Restaurants & Leisure 0.8%
Great Canadian Gaming Corp. (a)	1,105,000	$ 13,005,504
Leisure Equipment & Products 0.3%
Mega Bloks, Inc. (a)	169,100	3,344,772
Mega Bloks, Inc. (a)(g)	48,100	856,270
		4,201,042
Media 7.4%
Aeroplan Income Fund	212,000	2,181,033
Aeroplan Income Fund (a)(e)	31,800	327,155
Alliance Atlantis Communications, Inc.
Class B (non vtg.) (a)	478,000	11,939,882
Astral Media, Inc. Class A (non vtg.)	270,000	7,190,093
Chum Ltd. Class B (non vtg.)	96,100	2,441,152
Corus Entertainment, Inc. Class B
(non vtg.)	345,000	9,099,704
Quebecor, Inc. Class B (sub. vtg.)	370,000	7,904,403
Rogers Communications, Inc. Class B
(non vtg.)	1,355,000	53,465,707
Thomson Corp.	360,000	12,223,539
Yellow Pages Income Fund	1,860,300	21,265,072
		128,037,740
Multiline Retail – 0.8%
Canadian Tire Corp. Ltd. Class A
(non vtg.)	265,000	13,757,113
Specialty Retail 0.5%
RONA, Inc. (a)	465,000	8,638,527
Textiles, Apparel & Luxury Goods 1.0%
Gildan Activewear, Inc. Class A (a)	500,000	17,485,182

TOTAL CONSUMER DISCRETIONARY		185,125,108

CONSUMER STAPLES 4.5%
Food & Staples Retailing – 4.5%
Alimentation Couche Tard, Inc. Class B
(sub. vtg.) (a)	1,150,800	20,852,769
Jean Coutu Group, Inc. Class A (sub.
vtg.)	724,500	8,827,735
Loblaw Companies Ltd.	160,000	9,098,730
Metro, Inc. Class A (sub. vtg.)	420,000	11,700,254
Shoppers Drug Mart Corp.	815,000	27,113,760
		77,593,248

ENERGY 22.0%
Energy Equipment & Services – 1.6%
CCS Income Trust (d)	392,000	9,788,383
CHC Helicopter Corp. Class A (sub. vtg.)	500,000	10,410,669
Pason Systems, Inc.	175,000	3,511,854
Savanna Energy Services Corp. (a)	170,000	3,490,686
		27,201,592
Oil, Gas & Consumable Fuels 20.4%
AltaGas Income Trust	175,000	3,777,096

	Shares	Value (Note 1)
Cameco Corp.	570,000	$ 27,409,229
Canadian Natural Resources Ltd.	1,200,000	49,066,892
EnCana Corp.	1,946,632	89,007,729
Highpine Oil & Gas Ltd.	300,000	5,461,473
Husky Energy, Inc.	115,000	5,306,943
Imperial Oil Ltd.	405,200	35,407,824
OPTI Canada, Inc. (a)	480,300	14,913,295
Penn West Energy Trust (d)	525,000	13,891,829
Petro Canada	850,000	29,624,047
Quicksilver Resources, Inc. (a)	90,000	3,485,700
Talisman Energy, Inc.	755,000	33,441,194
TransCanada Corp.	1,400,000	41,573,243
		352,366,494

TOTAL ENERGY		379,568,086

FINANCIALS 27.4%
Capital Markets 0.6%
Addenda Capital, Inc.	165,000	4,261,219
C.I. Fund Management, Inc.	350,000	6,371,719
		10,632,938
Commercial Banks – 14.0%
Bank of Montreal, Quebec	565,300	27,671,459
Bank of Nova Scotia	450,500	16,398,810
Canadian Imperial Bank of Commerce	600,000	36,680,779
National Bank of Canada	350,000	17,526,672
Royal Bank of Canada	1,200,400	84,698,842
Toronto Dominion Bank	1,250,100	58,958,992
		241,935,554
Diversified Financial Services – 3.7%
Brascan Corp. Class A (ltd. vtg.)	810,000	36,947,248
Power Corp. of Canada (sub. vtg.)	770,000	19,057,663
TSX Group, Inc.	258,100	7,928,762
		63,933,673
Insurance – 9.1%
Industrial Alliance Life Insurance Co.	545,000	13,382,727
ING Canada, Inc	1,480,000	55,515,665
ING Canada, Inc. (e)	31,000	1,162,828
Manulife Financial Corp.	1,147,300	59,715,945
Sun Life Financial, Inc.	705,101	26,299,491
		156,076,656

TOTAL FINANCIALS		472,578,821

INDUSTRIALS – 8.8%
Aerospace & Defense – 0.8%
CAE, Inc.	2,015,700	13,756,598
Airlines – 1.0%
ACE Aviation Holdings, Inc. Class A (a) .	545,400	14,316,173
WestJet Airlines Ltd. (a)	257,500	2,352,604
		16,668,777

See accompanying notes which are an integral part of the financial statements.

A-9 A-9 Annual Report

Canada
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies 0.0%
Garda World Security Corp. (a)	60,000	$ 716,342
Construction & Engineering – 1.3%
SNC Lavalin Group, Inc.	350,000	22,078,747
Electrical Equipment 0.1%
Hydrogenics Corp. (a)	350,000	1,069,856
Road & Rail 4.7%
ATS Andlauer Income Fund	220,500	1,652,350
Canadian National Railway Co.	815,050	59,006,583
Canadian Pacific Railway Ltd.	360,000	14,799,323
Mullen Group Income Fund	75,000	1,486,029
TransForce Income Fund	345,858	4,407,420
		81,351,705
Trading Companies & Distributors – 0.9%
Finning International, Inc.	445,700	14,559,785
Russel Metals, Inc. (e)	25,000	405,045
		14,964,830

TOTAL INDUSTRIALS		150,606,855

INFORMATION TECHNOLOGY 6.2%
Communications Equipment – 3.0%
Nortel Networks Corp. (a)	3,050,000	9,912,500
Research In Motion Ltd. (a)	675,900	41,561,269
		51,473,769
Internet Software & Services 0.1%
Emergis, Inc. (a)	875,000	2,778,366
IT Services 1.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,380,000	17,129,551
Semiconductors & Semiconductor Equipment – 0.7%
ATI Technologies, Inc. (a)	631,600	9,091,617
Tundra Semiconductor Corp. Ltd. (a)	200,000	2,328,535
Tundra Semiconductor Corp. Ltd. (a)(e) .	4,300	50,064
		11,470,216
Software 1.4%
Cognos, Inc. (a)	340,000	12,678,747
MacDonald Dettwiler & Associates
Ltd. (a)	175,000	5,088,484
NAVTEQ Corp. (a)	120,300	4,706,136
Workbrain Corp. (a)	156,100	1,875,579
		24,348,946

TOTAL INFORMATION TECHNOLOGY		107,200,848

MATERIALS 8.3%
Chemicals 1.1%
Potash Corp. of Saskatchewan	235,000	19,265,622

		Shares	Value (Note 1)
Metals & Mining – 7.1%
Aber Diamond Corp.		145,000	$ 4,542,760
Alcan, Inc.		550,000	17,328,959
Eldorado Gold Corp. (a)		1,952,000	5,966,740
Falconbridge Ltd.		400,708	11,244,253
Gabriel Resources Ltd. (a)		1,360,000	2,706,181
Gabriel Resources Ltd. (a)(e)		60,000	119,390
Goldcorp, Inc.		1,007,975	20,278,989
Inco Ltd.		130,000	5,213,209
IPSCO, Inc.		60,000	4,275,191
Placer Dome, Inc.		1,320,000	26,075,868
Teck Cominco Ltd. Class B (sub. vtg.)		562,500	23,700,254
			121,451,794
Paper & Forest Products 0.1%
Canfor Corp. (a)		185,000	1,901,693

TOTAL MATERIALS			142,619,109

TELECOMMUNICATION SERVICES 4.6%
Diversified Telecommunication Services – 4.6%
BCE, Inc.		1,110,000	27,406,943
TELUS Corp. (non vtg.)		1,400,000	52,526,672
			79,933,615

UTILITIES 0.9%
Electric Utilities – 0.9%
Fortis, Inc.		860,000	16,020,322
TOTAL COMMON STOCKS
(Cost $1,346,761,754)		1,611,246,012

Government Obligations 3.4%
		Principal
		Amount
Canadian Government Treasury
Bills 2.6293% to 3.0193%
11/17/05 to 1/26/06 (f)
(Cost $57,494,463)	CAD	$68,400,000	57,735,970

See accompanying notes which are an integral part of the financial statements.

Annual Report A-10

Money Market Funds 4.2%
		Shares	Value (Note 1)
	Fidelity Cash Central Fund,
	3.92% (b)	53,565,998	$53,565,998
	Fidelity Securities Lending Cash
	Central Fund, 3.94% (b)(c)	18,844,300	18,844,300
	TOTAL MONEY MARKET FUNDS
	(Cost $72,410,298)		72,410,298
TOTAL INVESTMENT PORTFOLIO 101.1%
	(Cost $1,476,666,515)		1,741,392,280

	NET OTHER ASSETS (1.1)%		(18,875,905)
	NET ASSETS 100%	$ 1,722,516,375

	Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation
		at Value	(Depreciation)
	Purchased
	Equity Index Contracts
240 STP/TSX 60 Index
Contracts (Canada)	Dec. 2005	$ 24,044,729	$(1,423,861)

The face value of futures purchased as a percentage of net assets - 1.4%

Currency Abbreviations
CAD — Canadian dollar

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,064,482 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,688,186.

(g) Restricted securities – Investment in securities not registered under the
Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to
$856,270 or 0.0% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Mega Bloks, Inc.	6/29/05	$871,129

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $11,571,042 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

A-11 A-11 Annual Report

Canada Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$17,758,043) (cost
$1,476,666,515) — See ac-
companying schedule		$1,741,392,280
Cash		10,640
Receivable for investments sold		3,807,558
Receivable for fund shares sold		10,364,945
Dividends receivable		2,081,302
Interest receivable		249,989
Receivable for daily variation on
futures contracts		179,578
Other affiliated receivables		7,497
Other receivables		122,991
Total assets		1,758,216,780

Liabilities
Payable for investments purchased	$13,052,464
Payable for fund shares redeemed	2,225,648
Accrued management fee	966,178
Other affiliated payables	386,936
Other payables and accrued
expenses	224,879
Collateral on securities loaned, at
value	18,844,300
Total liabilities		35,700,405

Net Assets		$ 1,722,516,375
Net Assets consist of:
Paid in capital		$1,467,314,587
Undistributed net investment
income		4,865,446
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		(12,956,968)
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		263,293,310
Net Assets, for 44,010,299
shares outstanding		$ 1,722,516,375
Net Asset Value, offering price
and redemption price per share
($1,722,516,375 ÷
44,010,299 shares)		$39.14

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$16,011,712
Interest		1,908,752
Security lending		821,884
		18,742,348
Less foreign taxes withheld		(2,402,050)
Total income		16,340,298

Expenses
Management fee
Basic fee	$7,376,663
Performance adjustment	61,139
Transfer agent fees	2,601,562
Accounting and security lending
fees	461,983
Independent trustees’
compensation	4,352
Custodian fees and expenses	220,089
Registration fees	236,338
Audit	62,304
Legal	2,199
Miscellaneous	8,357
Total expenses before reductions	11,034,986
Expense reductions	(330,331)	10,704,655

Net investment income (loss)		5,635,643
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	6,331,253
Foreign currency transactions	(1,029,443)
Futures contracts	(401,967)
Total net realized gain (loss)		4,899,843
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	167,585,265
Assets and liabilities in foreign
currencies	(4,034)
Futures contracts	(1,423,861)
Total change in net unrealized ap-
preciation (depreciation)		166,157,370
Net gain (loss)		171,057,213
Net increase (decrease) in net as-
sets resulting from operations .		$176,692,856

See accompanying notes which are an integral part of the financial statements.

Annual Report A-12

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$5,635,643	$	978,546
Net realized gain (loss)				4,899,843		3,284,925
Change in net unrealized appreciation (depreciation)			166,157,370			58,584,424
Net increase (decrease) in net assets resulting from operations			176,692,856			62,847,895
Distributions to shareholders from net investment income				(1,384,456)		(959,083)
Share transactions
Proceeds from sales of shares			1,409,653,307			305,089,295
Reinvestment of distributions				1,331,051		926,386
Cost of shares redeemed			(277,969,085)			(122,097,358)
Net increase (decrease) in net assets resulting from share transactions			1,133,015,273			183,918,323
Redemption fees				874,168		306,230
Total increase (decrease) in net assets			1,309,197,841			246,113,365

Net Assets
Beginning of period			413,318,534			167,205,169
End of period (including undistributed net investment income of $4,865,446 and undistributed net investment
income of $613,311, respectively)			$ 1,722,516,375			$413,318,534

Other Information
Shares
Sold			38,729,389			10,724,172
Issued in reinvestment of distributions				40,068		35,372
Redeemed				(7,727,493)		(4,444,814)
Net increase (decrease)			31,041,964			6,314,730

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$ 31.87	$25.13	$ 17.52	$17.23		$22.27
Income from Investment Operations
Net investment income (loss)D	20	.10	.05	.02		.02
Net realized and unrealized gain (loss)	7.12	6.74	7.58	.28		(4.04)
Total from investment operations	7.32	6.84	7.63	.30		(4.02)
Distributions from net investment income	(.08)	(.13)	(.04)	(.03)		(1.04)
Redemption fees added to paid in capitalD	03	.03	.02	.02		.02
Net asset value, end of period	$ 39.14	$31.87	$ 25.13	$17.52		$17.23
Total ReturnA,B,C	23.11%	27.45%	43.75%	1.85%		(18.87)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.08%	1.20%	1.42%	1.52%		1.33%
Expenses net of voluntary waivers, if any	1.08%	1.20%	1.42%	1.52%		1.33%
Expenses net of all reductions	1.04%	1.15%	1.37%	1.46%		1.20%
Net investment income (loss)	55%	.34%	.26%	.12%		.11%
Supplemental Data
Net assets, end of period (000 omitted)	$1,722,516	$ 413,319	$ 167,205	$77,251		$81,213
Portfolio turnover rate	24%	47%	52%	98%		93%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CTotal returns do not include the effect of the former contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimburse ment by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

A-13

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Life of
October 31, 2005	year	years	FundA
Fidelity China Region Fund	13.44%	5.52%	7.62%

A From November 1, 1995.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Hang Seng Index performed over the same period.

Annual Report

A-14

China Region

Management’s Discussion of Fund Performance

Comments from K.C. Lee, interim Portfolio Manager of Fidelity® China Region Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund returned 13.44%, outperforming the 7.08% return of the Fidelity China Region Fund Linked Index, a measure of performance in the Hong Kong, Taiwanese and Chinese markets. The fund also handily surpassed the 7.55% return of the LipperSM China Region Funds Average, representing its peer group. However, the fund trailed the 14.27% gain of the Hang Seng Index, representing stocks listed in Hong Kong. Our holdings in the information technology and consumer discretionary sectors made significant contributions relative to the Linked index, as these sectors benefited, respectively, from the global turnaround in the technology cycle and the region’s ongoing economic recovery. Geographically, stock selection in Taiwan and China had the most positive impact versus the Linked index. Also beneficial was an overweighting in Hong Kong, the strongest performing market in the benchmark. Among individual holdings, an overweighted exposure to pocket PC manufacturer High Tech Computer and leading PC motherboard manufacturer ASUSTeK Computer benefited absolute and relative performance. Both Taiwanese companies achieved market share gains in their respective technology spaces. A substantial underweighting in the Hong Kong listed stock of multinational bank HSBC Holdings also had a positive impact on relative performance, as the stock, which by itself represented almost one third of the Linked index, significantly underperformed. The bank suffered from a loss in loan market share in Hong Kong, as well as from a flat yield curve and concerns over a rising interest rate environment. On the other hand, the shares of Taiwanese bank Chinatrust Financial Holdings performed poorly, as did an out of index position in the Hong Kong listed stock of Bermuda incorporated consumer electronics company Skyworth Digital Holdings, whose share price lost more than half of its value while we owned it during the period. I sold Skyworth before period end.

Notes to shareholders:

 Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2005, the fund did not have more than 25% of its total assets invested in any one industry.

 The leave of absence for the fund’s portfolio manager, Ignatius Lee, has been extended.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-15 A-15

Annual Report

China Region Investment Changes

Geographic Diversification (% of fund’s net assets)
As of October 31, 2005
Hong Kong	44.8%
Taiwan	24.8%
United Kingdom	13.1%
China	8.1%
United States of
America	3.3%
Cayman Islands	3.0%
Korea (South)	2.1%
Australia	0.4%
Singapore	0.2%
Other	0.2%
Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2005
Hong Kong	45.9%
Taiwan	20.3%
United Kingdom	14.1%
China	9.9%
United States of
America	3.9%
Cayman Islands	2.5%
Korea (South)	2.2%
Bermuda	0.5%
Australia	0.4%
Other	0.3%
Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	96.7	96.1
Short Term Investments and
Net Other Assets	3.3	3.9

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
HSBC Holdings PLC (Hong Kong)
(Reg.) (Commercial Banks)	9.8	11.1
Cheung Kong Holdings Ltd. (Real
Estate)	5.0	4.3
Hutchison Whampoa Ltd.
(Industrial Conglomerates)	5.0	3.1
Taiwan Semiconductor
Manufacturing Co. Ltd.
(Semiconductors &
Semiconductor Equipment)	4.2	2.3
Hong Kong & China Gas Co. Ltd.
(Gas Utilities)	3.9	3.7
Standard Chartered PLC
(Commercial Banks)	3.3	3.0
Li & Fung Ltd. (Distributors)	3.3	1.8
Hon Hai Precision Industry Co.
Ltd. (Foxconn) (Electronic
Equipment & Instruments)	3.1	2.3
PetroChina Co. Ltd. (H Shares)
(Oil, Gas & Consumable Fuels)	3.0	2.6
Dairy Farm International Holdings
Ltd. (Food & Staples Retailing)	2.9	2.3
	43.5
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	32.3	40.8
Information Technology	21.0	13.9
Consumer Discretionary	13.5	13.6
Industrials	8.4	7.4
Energy	5.8	5.9
Telecommunication Services	5.6	3.1
Utilities	5.4	5.2
Consumer Staples	3.6	3.0
Materials	1.1	3.2

Annual Report A-16

China Region
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.7%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 13.5%
Auto Components – 0.9%
Tong Yang Industry Co. Ltd.	2,760,736	$ 3,414,767
Automobiles – 1.8%
Hyundai Motor Co.	78,270	5,742,796
Kia Motors Corp.	79,470	1,427,262
		7,170,058
Distributors 3.4%
Integrated Distribution Services Group
Ltd. (IDS)	494,000	484,307
Li & Fung Ltd.	6,106,000	13,035,732
		13,520,039
Hotels, Restaurants & Leisure 3.0%
Cafe de Coral Holdings Ltd.	3,660,000	4,131,139
Hong Kong & Shanghai Hotels Ltd.	2,575,996	2,575,298
Mandarin Oriental International Ltd.	1,235,000	926,250
Regal Hotel International Holdings Ltd. .	1,930,000	129,462
Shangri La Asia Ltd.	3,038,000	4,252,048
		12,014,197
Household Durables 0.7%
Basso Industry Corp. Ltd.	429,420	998,309
Inventec Appliances Corp.	61,000	238,171
Merry Electronics Co. Ltd.	371,988	820,444
Skyworth Digital Holdings Ltd.	4,622,275	691,663
		2,748,587
Leisure Equipment & Products 1.2%
Asia Optical Co., Inc.	679,790	3,920,521
Li Ning Co. Ltd.	1,192,000	722,695
		4,643,216
Media 0.9%
Hong Kong Economic Time Holdings Ltd.	4,572,000	955,437
Television Broadcasts Ltd.	462,000	2,565,640
		3,521,077
Specialty Retail 1.6%
Esprit Holdings Ltd.	890,500	6,277,760
Textiles, Apparel & Luxury Goods 0.0%
Xinyu Hengdeli Holdings Ltd.	638,000	153,902

TOTAL CONSUMER DISCRETIONARY		53,463,603

CONSUMER STAPLES 3.6%
Beverages 0.2%
Dynasty Fine Wines Group Ltd.	2,366,000	824,061
Food & Staples Retailing – 3.0%
Convenience Retail Asia Ltd.	962,200	319,612
Dairy Farm International Holdings Ltd. .	3,317,400	11,345,508
		11,665,120

		Shares	Value (Note 1)
Food Products – 0.4%
China Mengniu Dairy Co. Ltd.		2,163,000	$1,702,029

TOTAL CONSUMER STAPLES			14,191,210

ENERGY 5.8%
Energy Equipment & Services – 0.1%
Enric Energy Equipment Holdings Ltd.		2,644,000	610,513
Oil, Gas & Consumable Fuels 5.7%
China Petroleum & Chemical Corp.
(H Shares)		6,108,000	2,458,470
China Shenhua Energy Co. Ltd.
(H Shares)		1,709,500	1,874,428
CNOOC Ltd.		6,070,500	3,988,319
Formosa Petrochemical Corp.		708,158	1,295,945
PetroChina Co. Ltd. (H Shares)		15,410,000	11,824,100
S Oil Corp.		14,940	1,117,637
			22,558,899

TOTAL ENERGY			23,169,412

FINANCIALS 32.3%
Commercial Banks – 18.6%
BOC Hong Kong Holdings Ltd.		2,948,000	5,495,105
Chinatrust Financial Holding Co. Ltd.		6,019,967	4,674,013
Hang Seng Bank Ltd.		481,300	6,239,683
HSBC Holdings PLC (Hong Kong) (Reg.)	.	2,464,052	38,813,746
Mega Financial Holding Co. Ltd.		1,479,000	967,589
Standard Chartered PLC:
(Hong Kong)		395,370	8,221,468
(United Kingdom)		238,841	5,015,073
Wing Hang Bank Ltd.		271,500	1,854,456
Wing Lung Bank Ltd.		378,000	2,706,234
			73,987,367
Diversified Financial Services – 1.7%
First Pacific Co. Ltd.		9,982,000	3,251,319
Guoco Group Ltd.		103,366	1,028,046
Jardine Matheson Holdings Ltd.		150,000	2,370,000
			6,649,365
Insurance – 1.9%
AXA Asia Pacific Holdings Ltd.		451,550	1,597,068
Cathay Financial Holding Co. Ltd.		898,000	1,579,125
China Life Insurance Co. Ltd. (H
Shares) (a)		6,148,000	4,480,876
			7,657,069
Real Estate 10.1%
Cheung Kong Holdings Ltd.		1,913,000	19,902,149
Fortune (REIT)		1,179,000	851,692
Henderson Land Development Co. Ltd.	.	355,000	1,582,184
Hong Kong Land Holdings Ltd.		593,000	1,695,980
Hysan Development Co. Ltd.		1,490,000	3,229,061
Shun Tak Holdings Ltd.		1,735,000	1,253,338
Sun Hung Kai Properties Ltd.		898,021	8,491,240

See accompanying notes which are an integral part of the financial statements.

A-17 A-17 Annual Report

China Region
Investments - continued

Common Stocks continued
		Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
Swire Pacific Ltd. (A Shares)		52,000	$466,196
Wharf Holdings Ltd.		762,685	2,602,265
			40,074,105

TOTAL FINANCIALS			128,367,906

INDUSTRIALS – 8.4%
Electrical Equipment 0.3%
Cheng Uei Precision Industries Co. Ltd.	.	409,100	1,158,354
Industrial Conglomerates 5.0%
Hutchison Whampoa Ltd.		2,090,500	19,793,695
Machinery – 0.7%
Kinik Co.		756,350	1,496,852
Weichai Power Co. Ltd. (H Shares)		664,000	1,267,682
			2,764,534
Transportation Infrastructure – 2.4%
Cosco Pacific Ltd.		2,738,000	4,485,572
Hopewell Holdings Ltd.		1,123,000	2,737,929
Jiangsu Expressway Co. Ltd. (H Shares)	.	4,850,000	2,565,111
			9,788,612

TOTAL INDUSTRIALS			33,505,195

INFORMATION TECHNOLOGY 21.0%
Communications Equipment – 1.5%
AAC Acoustic Technology Holdings, Inc.		2,016,000	1,014,228
Foxconn International Holdings Ltd.		3,543,000	3,793,411
ZTE Corp. (H Shares)		470,400	1,389,580
			6,197,219
Computers & Peripherals 3.9%
Acer, Inc.		2,208,200	4,468,855
ASUSTeK Computer, Inc.		2,463,410	6,446,430
High Tech Computer Corp.		423,840	4,497,177
			15,412,462
Electronic Equipment & Instruments – 5.8%
AU Optronics Corp.		3,154,733	3,986,727
Hon Hai Precision Industry Co. Ltd.
(Foxconn)		2,862,961	12,372,900
Kingboard Chemical Holdings Ltd.		2,673,800	5,656,573
Phoenix Precision Technology Corp.		764,000	964,350
			22,980,550
Semiconductors & Semiconductor Equipment – 9.8%
Advanced Semiconductor Engineering,
Inc.		5,453,690	3,324,083
Holtek Semiconductor, Inc.		560,000	660,954
Siliconware Precision Industries Co. Ltd.		3,840,218	3,445,168
Solomon Systech Ltd.		15,600,000	5,735,220

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing
Co. Ltd.	10,707,714	$ 16,595,417
Topco Scientific Co. Ltd.	225,788	549,808
United Microelectronics Corp.	15,943,538	8,458,489
		38,769,139

TOTAL INFORMATION TECHNOLOGY		83,359,370

MATERIALS 1.1%
Chemicals 0.9%
Formosa Chemicals & Fibre Corp.	2,249,500	3,600,380
Metals & Mining – 0.2%
China Steel Corp.	1,202,442	947,934

TOTAL MATERIALS		4,548,314

TELECOMMUNICATION SERVICES 5.6%
Diversified Telecommunication Services – 2.0%
China Telecom Corp. Ltd. (H Shares)	12,230,000	3,989,434
Chunghwa Telecom Co. Ltd. sponsored
ADR	108,000	1,870,560
PCCW Ltd.	3,537,400	2,167,497
		8,027,491
Wireless Telecommunication Services – 3.6%
China Mobile (Hong Kong) Ltd.	1,886,000	8,468,140
Far EasTone Telecommunications Co. Ltd.	4,863,685	5,653,509
		14,121,649

TOTAL TELECOMMUNICATION SERVICES		22,149,140

UTILITIES 5.4%
Electric Utilities – 1.5%
Cheung Kong Infrastructure Holdings Ltd.
	1,878,000	5,838,392
Gas Utilities 3.9%
Hong Kong & China Gas Co. Ltd.	7,453,400	15,383,496

TOTAL UTILITIES		21,221,888

TOTAL COMMON STOCKS
(Cost $334,071,696)		383,976,038

See accompanying notes which are an integral part of the financial statements.

Annual Report A-18

Money Market Funds 3.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92%
(b)
(Cost $13,493,687)	13,493,687	$13,493,687
TOTAL INVESTMENT PORTFOLIO 100.1%
(Cost $347,565,383)		397,469,725

NET OTHER ASSETS (0.1)%		(564,740)
NET ASSETS 100%		$396,904,985

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $9,093,376 of which $1,077,556 and $8,015,820 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

A-19 A-19 Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(cost $347,565,383) — See ac-
companying schedule		$397,469,725
Cash		10,478
Receivable for fund shares sold		845,051
Dividends receivable		35,395
Interest receivable		62,731
Other affiliated receivables		753
Other receivables		12,128
Total assets		398,436,261

Liabilities
Payable for investments purchased $	21,301
Payable for fund shares redeemed	1,015,130
Accrued management fee	245,197
Transfer agent fee payable	93,715
Other affiliated payables	17,139
Other payables and accrued
expenses	138,794
Total liabilities		1,531,276

Net Assets		$396,904,985
Net Assets consist of:
Paid in capital		$350,272,192
Undistributed net investment
income		6,428,926
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		(9,700,518)
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		49,904,385
Net Assets, for 22,376,433
shares outstanding		$396,904,985
Net Asset Value, offering price
and redemption price per share
($396,904,985 ÷ 22,376,433
shares)		$17.74

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$12,099,906
Interest		354,306
		12,454,212
Less foreign taxes withheld		(1,071,273)
Total income		11,382,939

Expenses
Management fee	$2,591,666
Transfer agent fees	977,255
Accounting fees and expenses	179,569
Independent trustees’
compensation	1,635
Custodian fees and expenses	325,213
Registration fees	42,761
Audit	59,632
Legal	951
Miscellaneous	9,335
Total expenses before reductions	4,188,017
Expense reductions	(149,477)	4,038,540

Net investment income (loss)		7,344,399
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	12,951,409
Foreign currency transactions	(104,027)
Total net realized gain (loss)		12,847,382
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	18,637,650
Assets and liabilities in foreign
currencies	(20,843)
Total change in net unrealized ap-
preciation (depreciation)		18,616,807
Net gain (loss)		31,464,189
Net increase (decrease) in net as-
sets resulting from operations .		$38,808,588

See accompanying notes which are an integral part of the financial statements.

Annual Report A-20

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$7,344,399	$	4,955,750
Net realized gain (loss)			12,847,382			27,929,705
Change in net unrealized appreciation (depreciation)			18,616,807			(21,880,393)
Net increase (decrease) in net assets resulting from operations			38,808,588			11,005,062
Distributions to shareholders from net investment income				(4,953,877)		(4,174,789)
Share transactions
Proceeds from sales of shares			167,800,419			206,037,339
Reinvestment of distributions				4,707,630		3,973,983
Cost of shares redeemed			(105,619,907)			(152,913,710)
Net increase (decrease) in net assets resulting from share transactions			66,888,142			57,097,612
Redemption fees				158,224		421,910
Total increase (decrease) in net assets			100,901,077			64,349,795

Net Assets
Beginning of period			296,003,908			231,654,113
End of period (including undistributed net investment income of $6,428,926 and undistributed net investment
income of $4,701,276, respectively)			$ 396,904,985			$296,003,908

Other Information
Shares
Sold				9,516,821		12,991,397
Issued in reinvestment of distributions				279,550		266,174
Redeemed				(6,064,944)		(9,912,893)
Net increase (decrease)				3,731,427		3,344,678

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.88	$15.14	$ 11.16	$11.27		$14.96
Income from Investment Operations
Net investment income (loss)C	36	.25	.25	.19		.14
Net realized and unrealized gain (loss)	1.75	.73	3.91	(.15)		(3.29)
Total from investment operations	2.11	.98	4.16	.04		(3.15)
Distributions from net investment income	(.26)	(.26)	(.19)	(.16)		(.56)
Redemption fees added to paid in capitalC	01	.02	.01	.01		.02
Net asset value, end of period	$ 17.74	$15.88	$ 15.14	$11.16		$11.27
Total ReturnA,B	13.44%	6.71%	37.91%	.23%		(21.82)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.16%	1.22%	1.30%	1.32%		1.32%
Expenses net of voluntary waivers, if any	1.16%	1.22%	1.30%	1.32%		1.32%
Expenses net of all reductions	1.12%	1.22%	1.30%	1.31%		1.30%
Net investment income (loss)	2.04%	1.64%	2.07%	1.52%		1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 396,905	$296,004	$ 231,654	$110,359		$116,754
Portfolio turnover rate	44%	101%	39%	53%		75%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

A-21

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Emerging Markets Fund	40.25%	13.30%	1.30%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

A-22

Emerging Markets

Management’s Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

Emerging markets stocks posted strong gains for the year ending October 31, 2005, as the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters particularly in Latin America which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, the fund posted a return of 40.25%, outpacing the MSCI Emerging Markets index and the LipperSM Emerging Markets Funds Average, which returned 32.14% . Despite increasing oil prices, concerns about rising U.S. interest rates and uncertainty regarding global growth, emerging markets equities performed quite well. I believe the improved economic backdrop in many emerging countries contributed to this performance. Good stock picking and the resulting country weightings fueled the fund’s outperformance versus the index. In terms of individual holdings, Samsung Electronics by far the largest position in the fund was a strong contributor in absolute terms. Samsung is the low cost leader in most of its businesses and has made great strides in building its brand name. America Movil, a mobile phone company headquartered in Mexico, was another contributor both on an absolute basis and relative to the index. The company benefited from subscriber additions in South and Central America, where mobile phone penetration was low. Egyptian mobile phone company Orascom Telecom, as well as Brazilian bank Banco Bradesco, also boosted returns. On a less favorable note, profitability concerns hurt Harmony Gold, a South African mining company. China International Marine Containers the world’s largest manufacturer of shipping containers was another notable detractor. Investor concerns about weakening global shipping demand put pressure on its shares.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-23 A-23

Annual Report

Emerging Markets Investment Changes

Geographic Diversification (% of fund’s net assets)
As of October 31, 2005
Korea (South)	21.9%
Brazil	13.4%
South Africa	10.1%
Taiwan	9.0%
Mexico	7.4%
Russia	7.0%
Israel	4.6%
Turkey	4.4%
India	3.5%
Other	18.7%
Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2005
Korea (South)	21.9%
South Africa	12.0%
Brazil	10.3%
Taiwan	8.9%
Mexico	7.1%
Israel	4.8%
Russia	4.7%
Turkey	3.8%
India	3.5%
Other	23.0%
Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	98.2	98.4
Short Term Investments and
Net Other Assets	1.8	1.6

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.
(Korea (South), Semiconductors
& Semiconductor Equipment)	5.6	6.4
America Movil SA de CV Series L
sponsored ADR (Mexico,
Wireless Telecommunication
Services)	3.2	2.7
Petroleo Brasileiro SA Petrobras
(PN) (Brazil, Oil, Gas &
Consumable Fuels)	3.0	2.1
Lukoil Oil Co. sponsored ADR
(Russia, Oil, Gas & Consumable
Fuels)	2.9	1.2
Companhia Vale do Rio Doce
(PN A) sponsored ADR
(non vtg.) (Brazil, Metals &
Mining)	2.5	2.0
Banco Bradesco SA (PN) (Brazil,
Commercial Banks)	1.8	1.2
Sasol Ltd. (South Africa, Oil, Gas
& Consumable Fuels)	1.7	1.3
Cemex SA de CV sponsored ADR
(Mexico, Construction Materials)	1.6	1.3
Hyundai Motor Co. (Korea
(South), Automobiles)	1.5	1.4
Taiwan Semiconductor
Manufacturing Co. Ltd. (Taiwan,
Semiconductors &
Semiconductor Equipment)	1.5	2.0
	25.3
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.5	21.2
Information Technology	17.1	15.2
Energy	14.8	11.0
Materials	10.7	10.6
Telecommunication Services	10.5	12.0
Consumer Discretionary	10.5	12.5
Industrials	6.2	9.1
Consumer Staples	3.0	3.3
Utilities	2.9	1.2
Health Care	2.0	2.3

Annual Report A-24

Emerging Markets
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.8%
	Shares	Value (Note 1)
Argentina – 0.4%
Inversiones y Representaciones SA
sponsored GDR (a)	317,900	$ 3,678,103
Nortel Inversora SA (PN B) sponsored
ADR (a)	180,900	1,810,809
TOTAL ARGENTINA		5,488,912

Austria 0.5%
Raiffeisen International Bank Holding
AG	120,400	7,577,299
Bermuda 1.1%
Aquarius Platinum Ltd. (Australia)	641,800	4,799,059
Central European Media Enterprises Ltd.
Class A (a)	189,600	8,814,504
Sinochem Hong Kong Holding Ltd. (a) .	10,328,900	1,665,500
TOTAL BERMUDA		15,279,063

Brazil 13.4%
AES Tiete SA (PN)	208,062,300	4,573,712
Banco Bradesco SA:
(PN)	449,500	23,135,736
(PN) sponsored ADR (non vtg.) (d)	30,200	1,567,078
Banco Itau Holding Financeira SA (PN)	718,200	17,130,528
Banco Nossa Caixa SA	36,100	597,979
Companhia Energetica de Minas Gerais
(CEMIG) (PN) sponsored ADR
(non vtg.) (d)	279,900	10,188,360
Companhia Vale do Rio Doce:
(PN A) sponsored ADR (non vtg.) (a)	934,700	34,490,430
sponsored ADR (non vtg.)	27,600	1,140,708
Diagnosticos da America SA	311,600	5,078,479
Itausa Investimentos Itau SA (PN)	729,400	2,183,212
Lojas Renner SA	225,900	6,019,185
Natura Cosmeticos SA	112,300	4,537,782
NET Servicos de Communicacao SA
sponsored ADR	840,100	3,368,801
Petroleo Brasileiro SA Petrobras:
(PN)	894,700	12,714,451
(PN) sponsored ADR (non vtg.)	497,700	28,553,049
sponsored ADR (non vtg.)	173,200	11,067,480
Telesp Celular Participacoes SA (PN) (a)	292,300	1,026,775
Uniao de Bancos Brasileiros SA
(Unibanco):
unit	502,600	5,271,966
GDR	142,000	7,426,600
Usinas Siderurgicas de Minas Gerais SA
(Usiminas) (PN A)	344,200	6,939,639
TOTAL BRAZIL		187,011,950

British Virgin Islands – 0.1%
Titanium Resources Group Ltd.	1,364,400	1,316,503
Cayman Islands 0.5%
Foxconn International Holdings Ltd.	6,563,500	7,027,393
China – 2.1%
Anhui Expressway Co. Ltd. (H Shares) .	3,578,000	1,811,593

	Shares	Value (Note 1)
Beijing Capital International Airport Co.
Ltd. (H Shares)	4,877,800	$ 1,966,322
China Construction Bank Corp.
(H Shares)	11,763,000	3,565,879
China International Marine Containers
Co. Ltd. (B Shares)	2,088,206	1,737,455
China Petroleum & Chemical Corp.
(H Shares)	26,787,100	10,781,807
China Shenhua Energy Co. Ltd. (H
Shares)	3,662,400	4,015,738
Xinao Gas Holdings Ltd. (d)	6,504,000	4,950,091
TOTAL CHINA		28,828,885

Czech Republic 0.7%
Ceske Energeticke Zavody AS	345,300	9,064,832
Egypt 1.7%
Commercial International Bank Ltd.
sponsored GDR	301,200	2,831,280
Eastern Tobacco Co.	119,400	4,749,865
Misr International Bank Sae GDR	230,200	863,250
Orascom Construction Industries SAE
GDR	99,234	6,817,376
Orascom Telecom SAE GDR	185,803	9,113,637
TOTAL EGYPT		24,375,408

Hong Kong – 2.4%
Chaoda Modern Agriculture (Holdings)
Ltd.	15,333,500	5,785,592
China Mobile (Hong Kong) Ltd.	3,843,900	17,259,112
China Overseas Land & Investment Ltd.	13,860,200	4,246,330
Kerry Properties Ltd.	2,427,000	6,073,683
TOTAL HONG KONG		33,364,717

Hungary – 0.9%
OTP Bank Rt.	363,600	12,997,521
India 3.5%
Apollo Hospitals Enterprise Ltd.
GDR (a)(e)	54,800	523,196
Bharat Forge Ltd.	278,269	1,987,459
Bharti Televentures Ltd. (a)	339,812	2,441,942
Crompton Greaves Ltd.	277,058	3,783,037
Gujarat Ambuja Cement Ltd.	2,010,452	3,097,979
ITC Ltd.	1,500	4,000
Jaiprakash Associates Ltd.	314,929	1,954,768
Larsen & Toubro Ltd.	176,502	5,477,750
Oil & Natural Gas Corp. Ltd.	365,583	7,535,942
Reliance Industries Ltd.	744,722	12,599,302
State Bank of India	432,374	8,966,172
Suzlon Energy Ltd. (a)	15,861	251,481
TOTAL INDIA		48,623,028

Indonesia – 0.7%
PT Aneka Tambang Tbk	11,991,700	3,050,500
PT Bank Central Asia Tbk	19,243,600	6,130,968
TOTAL INDONESIA		9,181,468

See accompanying notes which are an integral part of the financial statements.

A-25 Annual Report

Emerging Markets
Investments - continued

Common Stocks continued
		Shares	Value (Note 1)
Israel 4.6%
Bank Hapoalim BM (Reg.)		2,311,445	$8,853,116
ECI Telecom Ltd. (a)		330,700	2,513,320
ECtel Ltd. (a)		122,700	618,408
Israel Chemicals Ltd.		2,243,700	8,516,311
Ituran Location & Control Ltd.		170,400	2,215,200
M Systems Flash Disk Pioneers Ltd. (a)	.	194,500	6,163,705
Nice Systems Ltd. sponsored ADR (a)		98,200	4,288,394
Orckit Communications Ltd. (a)		219,200	4,688,688
Partner Communications Co. Ltd. ADR	.	423,800	3,449,732
RADWARE Ltd. (a)		279,300	5,141,913
Teva Pharmaceutical Industries Ltd.
sponsored ADR		473,200	18,038,384
TOTAL ISRAEL			64,487,171

Korea (South) – 21.5%
Asiana Airlines, Inc. (a)		563,858	2,368,311
CJ Home Shopping		70,219	6,221,508
Core Logic, Inc.		51,543	1,804,498
Daegu Bank Co. Ltd.		694,920	8,287,117
Daelim Industrial Co.		188,330	10,967,873
Daewoo Shipbuilding & Marine
Engineering Co. Ltd.		513,450	10,229,651
Dongbu Insurance Co. Ltd.		272,230	3,402,874
Hanil Cement Co. Ltd.		70,380	4,570,653
Hanwha Corp.		147,440	2,753,907
Hynix Semiconductor, Inc. (a)		125,930	2,297,860
Hyundai Department Store Co. Ltd.		90,440	6,003,342
Hyundai Heavy Industries Co. Ltd.		40,500	2,634,051
Hyundai Mipo Dockyard Co. Ltd.		90,500	5,591,233
Hyundai Motor Co.		288,480	21,166,244
Hyundai Securities Co. Ltd. (a)		560,970	5,163,716
Industrial Bank of Korea		620,510	7,370,039
Kia Motors Corp.		425,130	7,635,234
Korea Exchange Bank (a)		105,670	1,163,989
Korea Gas Corp.		112,530	3,880,343
Korea Investment Holdings Co. Ltd.		223,170	5,728,883
Korean Air Co. Ltd.		179,360	3,350,114
Kumho Tire Co., Inc.		106,660	1,578,445
Kyeryong Construction Industrial Co. Ltd.		138,840	3,411,154
LG Electronics, Inc.		182,830	11,855,925
LG Engineering & Construction Co. Ltd.		203,450	8,720,674
MegaStudy Co. Ltd.		66,832	2,647,033
NHN Corp. (a)		45,819	7,614,553
POSCO		60,890	12,335,469
Pusan Bank		402,500	4,183,068
Pyung Hwa Industrial Co. Ltd.		314,269	1,959,665
Samchully Co. Ltd.		45,040	4,875,017
Samsung Electronics Co. Ltd.		148,365	78,445,825
Samsung Heavy Industries Ltd.		539,640	6,848,876
Shinhan Financial Group Co. Ltd.		331,790	11,059,662
SK Corp.		188,850	9,677,654
Woongjin Coway Co. Ltd.		126,110	2,174,309

	Shares	Value (Note 1)
Wooree Lighting Co. Ltd.	419,649	$ 2,214,813
Woori Finance Holdings Co. Ltd.	428,040	6,580,497
TOTAL KOREA (SOUTH)		298,774,079

Lebanon 0.3%
Solidere GDR (a)	263,400	3,687,600
Luxembourg 1.2%
Evraz Group SA GDR	236,300	4,017,100
Orco Property Group	52,100	3,316,354
Tenaris SA sponsored ADR	88,100	9,677,785
TOTAL LUXEMBOURG		17,011,239

Mexico – 7.4%
America Movil SA de CV Series L
sponsored ADR	1,697,900	44,569,875
Cemex SA de CV sponsored ADR	411,200	21,411,184
Grupo Financiero Banorte SA de CV
Series O	641,090	5,465,848
Grupo Mexico SA de CV Series B	4,325,401	8,345,225
Sare Holding SA de CV Series B (a)	2,104,700	2,165,972
Urbi, Desarrollos Urbanos, SA de CV (a)	1,160,200	7,422,010
Wal Mart de Mexico SA de CV Series V	2,668,137	13,028,998
TOTAL MEXICO		102,409,112

Oman 0.2%
BankMuscat SAOG sponsored
GDR (a)(e)	134,300	3,357,500
Philippines – 0.7%
Philippine Long Distance Telephone Co.	302,450	9,224,395
Poland – 0.3%
Globe Trade Centre SA (a)	46,700	1,977,527
Grupa Lotos SA	165,600	2,028,583
TOTAL POLAND		4,006,110

Russia 7.0%
Lukoil Oil Co. sponsored ADR	718,440	40,124,874
Mobile TeleSystems OJSC sponsored
ADR	299,700	11,085,903
Novatek JSC GDR (a)(e)	298,100	6,701,288
OAO Gazprom sponsored ADR	225,858	13,495,016
RBC Information Systems Jsc (a)	289,900	1,574,157
Sberbank RF GDR (a)	62,800	5,584,774
Seventh Continent (a)	152,300	3,236,375
Sibneft sponsored ADR (a)	120,893	2,176,074
Sistema JSFC sponsored GDR (e)	261,200	5,850,880
Vimpel Communications sponsored
ADR (a)	154,900	6,196,000
VSMPO Avisma Corp. (a)	12,100	1,893,650
TOTAL RUSSIA		97,918,991

Singapore – 0.1%
Boustead Singapore Ltd.	2,372,000	1,344,346
South Africa – 10.1%
Absa Group Ltd.	424,518	5,630,716

See accompanying notes which are an integral part of the financial statements.

Annual Report A-26

Common Stocks continued
	Shares	Value (Note 1)
South Africa – continued
Aflease Gold & Uranium Resources
Ltd. (a)	2,240,589	$1,619,502
African Bank Investments Ltd.	3,693,126	11,013,331
Aspen Pharmacare Holdings PLC	290,900	1,343,949
Aveng Ltd.	1,650,829	4,145,524
Edgars Consolidated Stores Ltd.	1,828,090	8,118,790
Foschini Ltd.	399,200	2,543,338
Impala Platinum Holdings Ltd.	102,866	11,268,503
JD Group Ltd.	653,400	6,986,803
Lewis Group Ltd.	466,378	2,790,622
Massmart Holdings Ltd.	500,100	3,860,683
MTN Group Ltd.	2,767,100	20,619,225
Naspers Ltd. Class N sponsored ADR	561,900	8,170,026
Sasol Ltd.	745,675	23,559,329
Standard Bank Group Ltd.	1,582,000	16,315,112
Steinhoff International Holdings Ltd.	2,581,800	6,756,544
Sun International Ltd.	172,700	1,956,066
Telkom SA Ltd.	216,414	4,087,999
TOTAL SOUTH AFRICA		140,786,062

Taiwan 9.0%
Acer, Inc.	3,203,860	6,483,826
ASUSTeK Computer, Inc.	1,058,000	2,768,651
China Motor Co. Ltd.	2,472,500	2,310,266
Chinatrust Financial Holding Co. Ltd. .	8,763,312	6,803,996
Chipbond Technology Corp.	4,300,035	5,575,057
Compal Electronics, Inc.	6,258,000	5,520,969
Delta Electronics, Inc.	3,787,614	6,378,260
Far EasTone Telecommunications Co. Ltd.	5,278,500	6,135,687
First Financial Holding Co. Ltd.	8,035,850	5,388,928
High Tech Computer Corp.	924,200	9,806,274
Hon Hai Precision Industry Co. Ltd.
(Foxconn)	4,139,187	17,888,384
MediaTek, Inc.	1,011,600	8,728,617
Motech Industries, Inc.	173,599	1,893,723
Novatek Microelectronics Corp.	1,708,855	7,461,582
Siliconware Precision Industries Co. Ltd.	5,996,000	5,379,181
Taiwan Semiconductor Manufacturing
Co. Ltd.	13,533,343	20,974,736
United Microelectronics Corp.	9,667,402	5,128,825
XAC Automation Corp.	463,050	360,901
TOTAL TAIWAN		124,987,863

Thailand – 1.1%
Minor International PCL (For. Reg.)	6,267,900	860,722

	Shares	Value (Note 1)
Siam Cement PCL (For. Reg.)	1,592,100	$8,979,475
Siam Commercial Bank PCL (For. Reg.) .	5,303,000	6,144,354
TOTAL THAILAND		15,984,551

Turkey 4.4%
Acibadem Saglik Hizmetleri AS	416,000	2,770,255
Akbank T. A. S.	1,764,300	10,965,683
Alarko Gayrimenkul Yatirim Ortakligi
AS (a)	83,300	3,821,384
Arcelik AS	224,900	1,339,582
Aygaz AS	567,000	1,644,573
Boyner Buyuk Magazacilik AS (a)	691,000	1,973,555
Denizbank AS	250,600	1,399,948
Dogan Yayin Holding AS	2,259,139	5,716,800
Dogus Otomotiv Servis ve Ticaret AS	246,400	900,641
Enka Insaat ve Sanayi AS	358,407	3,951,361
Eregli Demir ve Celik Fabrikalari TAS	110,000	594,155
Finansbank AS	2,801,743	8,499,553
Koytas Tekstil Sanayi ve Ticaret AS (a) .	26,770	0
Tupras-Turkiye Petrol Rafinerileri AS	321,900	5,501,953
Turk Traktor ve Ziraat Makinalari AS	285,100	1,508,298
Turkiye Is Bankasi AS Series C unit	1,044,582	7,226,668
Yapi ve Kredi Bankasi AS (a)	876,529	3,268,743
TOTAL TURKEY		61,083,152

Ukraine – 0.2%
Stirol sponsored ADR (a)	14,760	1,910,903
Ukrnafta Open JSC sponsored ADR (a)	5,800	1,226,117
TOTAL UKRAINE		3,137,020

United Arab Emirates 0.2%
Investcom LLC GDR	188,600	2,547,986
United Kingdom – 0.4%
Kazakhmys PLC	349,200	3,338,502
Oxus Gold PLC (a)	2,591,352	2,844,473
TOTAL UNITED KINGDOM		6,182,975

United States of America – 1.1%
Central European Distribution
Corp. (a)(d)	200,796	7,993,689
CTC Media, Inc. (f)	93,240	1,400,073
DSP Group, Inc. (a)	123,200	3,028,256
Zoran Corp. (a)	202,000	2,965,360
TOTAL UNITED STATES OF AMERICA		15,387,378

TOTAL COMMON STOCKS
(Cost $1,092,193,368)	1,362,454,509

Nonconvertible Preferred Stocks 0.4%

Korea (South) – 0.4%
Samsung Electronics Co. Ltd.
(Cost $4,162,435)	12,920	5,259,576

See accompanying notes which are an integral part of the financial statements.

A-27 Annual Report

Emerging Markets
Investments - continued

Money Market Funds 2.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund,
3.92% (b)	26,530,998	$ 26,530,998
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	5,232,450	5,232,450
TOTAL MONEY MARKET FUNDS
(Cost $31,763,448)		31,763,448
TOTAL INVESTMENT PORTFOLIO 100.5%
(Cost $1,128,119,251)		1,399,477,533

NET OTHER ASSETS (0.5)%		(7,254,256)
NET ASSETS 100%		$ 1,392,223,277

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,432,864 or 1.2% of net assets.

(f) Restricted securities – Investment in securities not registered under the
Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to
$1,400,073 or 0.1% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$1,400,073

Income Tax Information

At September 30, 2005, the fund had a capital loss carryforward of approximately $360,364,607 of which $261,779,690, $46,041,026, $40,040,568 and $12,503,323 will expire on September 30, 2007, 2008, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-28

Emerging Markets

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$5,254,482) (cost
$1,128,119,251) — See ac-
companying schedule		$1,399,477,533
Receivable for investments sold .		12,551,406
Receivable for fund shares sold .		7,325,820
Dividends receivable		1,903,867
Interest receivable		96,472
Other affiliated receivables		3,373
Other receivables		177,774
Total assets		1,421,536,245

Liabilities
Payable to custodian bank	$308,230
Payable for investments
purchased	19,904,568
Payable for fund shares
redeemed	1,715,808
Accrued management fee	827,618
Other affiliated payables	317,257
Other payables and accrued
expenses	1,007,037
Collateral on securities loaned, at
value	5,232,450
Total liabilities		29,312,968

Net Assets		$1,392,223,277
Net Assets consist of:
Paid in capital		$1,477,133,479
Undistributed net investment
income		11,812,415
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		(367,360,677)
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		270,638,060
Net Assets, for 88,616,579
shares outstanding		$1,392,223,277
Net Asset Value, offering price
and redemption price per
share ($1,392,223,277 ÷
88,616,579 shares)		$15.71

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$ 27,997,556
Interest		685,678
Security lending		180,118
		28,863,352
Less foreign taxes withheld		(3,201,921)
Total income		25,661,431

Expenses
Management fee	$7,101,790
Transfer agent fees	2,493,871
Accounting and security lending
fees	445,846
Independent trustees’
compensation	4,747
Custodian fees and expenses	1,160,617
Registration fees	80,031
Audit	147,280
Legal	4,079
Miscellaneous	32,937
Total expenses before
reductions	11,471,198
Expense reductions	(929,530)	10,541,668

Net investment income (loss)		15,119,763
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (net of for-
eign taxes of $121,407)	69,141,674
Foreign currency transactions .	(819,139)
Total net realized gain (loss)		68,322,535
Change in net unrealized ap-
preciation (depreciation) on:
Investment securities (net of in-
crease in deferred foreign
taxes of $700,913)	203,769,635
Assets and liabilities in foreign
currencies	(45,546)
Total change in net unrealized
appreciation (depreciation)		203,724,089
Net gain (loss)		272,046,624
Net increase (decrease) in net
assets resulting from
operations		$ 287,166,387

See accompanying notes which are an integral part of the financial statements.

A-29 Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended		Year ended
			October 31,		October 31,
			2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$15,119,763	$	7,186,891
Net realized gain (loss)			68,322,535		72,957,810
Change in net unrealized appreciation (depreciation)			203,724,089		(19,559,671)
Net increase (decrease) in net assets resulting from operations			287,166,387		60,585,030
Distributions to shareholders from net investment income			(5,999,282)		(5,261,351)
Share transactions
Proceeds from sales of shares			816,361,551		349,686,058
Reinvestment of distributions			5,785,646		4,973,151
Cost of shares redeemed			(316,571,716)		(237,151,194)
Net increase (decrease) in net assets resulting from share transactions			505,575,481		117,508,015
Redemption fees			930,289		790,209
Total increase (decrease) in net assets			787,672,875		173,621,903

Net Assets
Beginning of period			604,550,402		430,928,499
End of period (including undistributed net investment income of $11,812,415 and undistributed net investment
income of $3,365,820, respectively)			$ 1,392,223,277		$604,550,402

Other Information
Shares
Sold			57,501,628		31,618,832
Issued in reinvestment of distributions			485,074		482,623
Redeemed			(22,850,332)		(22,532,170)
Net increase (decrease)			35,136,370		9,569,285

Financial Highlights
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$11.30	$9.81	$7.03	$6.52	$8.71
Income from Investment Operations
Net investment income (loss)C	21	.14	.10	.06D	.06
Net realized and unrealized gain (loss)	4.30	1.46	2.73	.47	(2.22)
Total from investment operations	4.51	1.60	2.83	.53	(2.16)
Distributions from net investment income	(.11)	(.12)	(.05)	(.03)	(.03)
Redemption fees added to paid in capitalC	01	.01	F	.01	F
Net asset value, end of period	$15.71	$11.30	$9.81	$7.03	$6.52
Total ReturnA,B	40.25%	16.48%	40.50%	8.25%	(24.87)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.16%	1.23%	1.36%	1.44%	1.54%
Expenses net of voluntary waivers, if any	1.16%	1.23%	1.36%	1.44%	1.54%
Expenses net of all reductions	1.07%	1.18%	1.36%	1.39%	1.45%
Net investment income (loss)	1.53%	1.27%	1.31%	.73%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$1,392,223	$604,550	$430,928 $	263,729	$204,164
Portfolio turnover rate	68%	112%	105%	120%	113%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.01 per share. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-30

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Europe Fund	23.12%	4.78%	10.15%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

A-31

Annual Report

Europe Management’s Discussion of Fund Performance

Comments from Frederic Gautier, who became Portfolio Manager of Fidelity® Europe Fund on August 11, 2005

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

Fidelity Europe Fund performed very well for the 12 months ending October 31, 2005, registering a gain of 23.12% . That result outpaced both the MSCI Europe index and the LipperSM European Region Funds Average, which was up 18.34% . Good security selection particularly in financials and telecommunication services led the way versus the index, followed by some favorable regional allocation decisions. Specifically, country selection in Europe helped, as did out of benchmark stakes in some strong performing emerging markets. Among the chief contributors to the fund’s outperfor mance were Turkiye Garanti Bankasi, a large Turkish bank; Transneft, Russia’s oil infrastructure provider; Polski Koncern Naftowy, a Polish oil refiner; and MTN Group, a South African telecommunications company. Two securities exchanges Netherlands based Euronext and Germany’s Deutsche Boerse also contributed. Conversely, weak stock picking overall in Germany and France and in technology and utilities on a sector basis curbed our relative gains. Stocks that detracted from performance included Premiere AG, a German pay per view television operator; Air France KLM; Synthes, a U.S. incorporated Swiss medical device company that delayed the introduction of an anticipated new product; and Belgacom, a Belgian telecommunication services company. The fund sold its holdings of Premiere AG, Air France KLM and Belgacom, and reduced its position in Synthes.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report A-32

Europe Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	98.9	96.4
Short Term Investments and
Net Other Assets	1.1	3.6

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Sanofi Aventis (France,
Pharmaceuticals)	3.8	4.1
Compagnie Financiere Richemont
unit (Switzerland, Textiles,
Apparel & Luxury Goods)	3.7	3.1
Vodafone Group PLC (United
Kingdom, Wireless
Telecommunication Services)	3.6	0.0
Total SA Series B (France, Oil,
Gas & Consumable Fuels)	3.4	3.0
ENI Spa (Italy, Oil, Gas &
Consumable Fuels)	3.4	0.0
SAP AG (Germany, Software)	3.3	3.2
Roche Holding AG (participation
certificate) (Switzerland,
Pharmaceuticals)	3.2	2.8
Polski Koncern Naftowy Orlen SA
(Poland, Oil, Gas &
Consumable Fuels)	3.1	2.4
Antena 3 Television SA (Spain,
Media)	3.0	4.4
Royal Bank of Scotland Group PLC
(United Kingdom, Commercial
Banks)	2.9	0.0
	33.4
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	32.6	29.7
Consumer Discretionary	14.5	15.8
Health Care	13.1	12.4
Energy	12.2	8.3
Telecommunication Services	7.0	8.9
Information Technology	6.8	7.4
Industrials	5.2	11.6
Utilities	4.1	0.0
Consumer Staples	2.1	2.3
Materials	1.3	0.0

A-33 Annual Report

Europe
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.8%
	Shares	Value (Note 1)
Belgium – 1.7%
KBC Groupe SA	544,100	$ 44,352,312
Denmark – 0.4%
Dampskibsselskabet TORM AS (d)	200,000	10,617,195
Finland – 1.3%
Fortum Oyj	1,869,200	33,095,191
France – 11.0%
CNP Assurances	75,000	5,219,058
Dassault Systemes SA	1,078,806	55,711,862
Renault SA	410,600	35,561,938
Sanofi Aventis	1,197,748	96,107,299
Total SA Series B	346,800	87,407,474
TOTAL FRANCE		280,007,631

Germany 11.1%
Deutsche Boerse AG	679,000	63,895,173
Deutsche Post AG	2,725,100	60,760,874
E.ON AG	500,000	45,314,998
Hypo Real Estate Holding AG	563,400	27,244,658
SAP AG	491,500	84,420,043
TOTAL GERMANY		281,635,746

Greece 1.1%
Alpha Bank AE	1,000,000	28,674,100
Ireland 1.5%
Allied Irish Banks PLC	1,829,200	38,468,067
Italy 11.9%
Banca Popolare di Milano	4,491,680	42,805,991
ENI Spa (d)	3,208,500	85,827,370
Mediaset Spa	2,759,800	30,304,122
Mediobanca Spa	2,072,098	36,687,609
Pirelli & C. Real Estate Spa	1,045,757	57,226,895
Unicredito Italiano Spa	8,933,000	49,879,885
TOTAL ITALY		302,731,872

Luxembourg 1.1%
SES Global unit	1,692,700	26,764,147
Netherlands – 8.7%
Efes Breweries International NV unit	77,800	2,460,814
Euronext NV	644,644	27,394,590
ING Groep NV (Certificaten Van
Aandelen)	1,808,900	52,204,858
Koninklijke Philips Electronics NV	1,100,000	28,775,997
Rodamco Europe NV	654,352	52,084,456
VNU NV	1,823,400	57,989,294
TOTAL NETHERLANDS		220,910,009
	Shares	Value (Note 1)
Poland – 3.9%
Polski Koncern Naftowy Orlen SA	4,494,930	$ 79,806,540
Powszechna Kasa Oszczednosci
Bank SA	2,297,959	19,322,553
TOTAL POLAND		99,129,093

Russia 5.3%
Mobile TeleSystems OJSC GDR (Reg. S) .	1,382,164	51,126,246
Surgutneftegaz JSC sponsored ADR	989,257	46,940,245
Transneft warrants (UBS Warrant
Programme) 11/1/05 (a)	22,724	36,712,484
TOTAL RUSSIA		134,778,975

South Africa – 3.0%
FirstRand Ltd.	9,832,748	23,138,464
JD Group Ltd.	1,686,500	18,033,737
MTN Group Ltd.	4,560,048	33,979,493
TOTAL SOUTH AFRICA		75,151,694

Spain 3.3%
Antena 3 Television SA	3,965,220	77,098,648
Banco Bilbao Vizcaya Argentaria SA	450,000	7,933,502
TOTAL SPAIN		85,032,150

Sweden 1.3%
Telefonaktiebolaget LM Ericsson (B
Shares)	10,000,000	32,810,006
Switzerland 12.7%
Compagnie Financiere Richemont unit	2,454,715	93,397,798
Credit Suisse Group (Reg.)	1,077,366	47,738,090
Novartis AG (Reg.)	1,052,245	56,631,823
Roche Holding AG (participation
certificate)	552,440	82,534,960
Societe Generale de Surveillance Holding
SA (SGS) (Reg.)	60,377	44,492,999
TOTAL SWITZERLAND		324,795,670

Turkey 1.5%
Turkiye Garanti Bankasi AS	13,030,478	38,758,803
United Kingdom – 14.2%
AstraZeneca PLC (United Kingdom)	1,167,000	52,398,292
Aviva PLC	450,000	5,314,006
BAE Systems PLC	5,000,000	29,256,686
British American Tobacco PLC	250,000	5,508,751
British Energy Group PLC (a)	3,159,860	24,839,021
Royal Bank of Scotland Group PLC	2,700,500	74,776,408
Tesco PLC	8,622,200	45,910,011
Vodafone Group PLC	34,444,400	90,451,072
Xstrata PLC	1,420,600	32,520,259
TOTAL UNITED KINGDOM		360,974,506

United States of America – 1.8%
Synthes, Inc.	435,675	46,130,890
TOTAL COMMON STOCKS
(Cost $2,158,671,672)	2,464,818,057

See accompanying notes which are an integral part of the financial statements.

Annual Report A-34

Nonconvertible Preferred Stocks 2.1%
	Shares	Value (Note 1)
Italy 2.1%
Banca Intesa Spa (Risp)
(Cost $25,647,939)	12,288,997	$ 53,224,675
Money Market Funds 0.2%
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)
(Cost $5,908,150)	5,908,150	5,908,150
TOTAL INVESTMENT PORTFOLIO 99.1%
(Cost $2,190,227,761)		2,523,950,882

NET OTHER ASSETS 0.9%		23,860,840
NET ASSETS 100%		$ 2,547,811,722

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

A-35 Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$5,628,479) (cost
$2,190,227,761) — See accom-
panying schedule		$2,523,950,882
Foreign currency held at value (cost
$11,233)		11,119
Receivable for investments sold		60,119,901
Receivable for fund shares sold		2,766,089
Dividends receivable		3,093,914
Interest receivable		83,931
Other affiliated receivables		39
Other receivables		530,167
Total assets		2,590,556,042

Liabilities
Payable to custodian bank	$1,028,052
Payable for investments purchased .	30,487,816
Payable for fund shares redeemed .	2,532,710
Accrued management fee	1,830,050
Other affiliated payables	626,727
Other payables and accrued
expenses	330,815
Collateral on securities loaned, at
value	5,908,150
Total liabilities		42,744,320

Net Assets		$2,547,811,722
Net Assets consist of:
Paid in capital		$1,904,995,805
Undistributed net investment income		22,161,696
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions		286,937,853
Net unrealized appreciation (de-
preciation) on investments and as-
sets and liabilities in foreign
currencies		333,716,368
Net Assets, for 68,378,761 shares
outstanding		$2,547,811,722
Net Asset Value, offering price and
redemption price per share
($2,547,811,722 ÷ 68,378,761
shares)		$37.26

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$50,989,277
Interest		1,874,508
Security lending		2,307,728
		55,171,513
Less foreign taxes withheld		(6,774,717)
Total income		48,396,796

Expenses
Management fee
Basic fee	$17,319,034
Performance adjustment	1,926,594
Transfer agent fees	5,900,840
Accounting and security lending
fees	1,022,972
Independent trustees’ compensation	11,760
Custodian fees and expenses	1,318,227
Registration fees	92,832
Audit	74,968
Legal	6,903
Interest	3,518
Miscellaneous	23,845
Total expenses before reductions	27,701,493
Expense reductions	(2,042,650)	25,658,843

Net investment income (loss)		22,737,953
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	389,132,633
Foreign currency transactions	(978,840)
Total net realized gain (loss)		388,153,793
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	46,608,246
Assets and liabilities in foreign
currencies	(103,719)
Total change in net unrealized ap-
preciation (depreciation)		46,504,527
Net gain (loss)		434,658,320
Net increase (decrease) in net as-
sets resulting from operations		$457,396,273

See accompanying notes which are an integral part of the financial statements.

Annual Report A-36

Statement of Changes in Net Assets
				Year ended		Year ended
				October 31,		October 31,
				2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$22,737,953	$	5,035,844
Net realized gain (loss)				388,153,793		289,718,773
Change in net unrealized appreciation (depreciation)				46,504,527		61,249,846
Net increase (decrease) in net assets resulting from operations				457,396,273		356,004,463
Distributions to shareholders from net investment income				(5,654,760)		(15,656,206)
Distributions to shareholders from net realized gain				(5,026,446)		—
Total distributions				(10,681,206)		(15,656,206)
Share transactions
Proceeds from sales of shares				673,749,170		423,185,947
Reinvestment of distributions				10,481,613		15,242,825
Cost of shares redeemed			(428,684,899)			(216,598,289)
Net increase (decrease) in net assets resulting from share transactions				255,545,884		221,830,483
Redemption fees				110,346		70,412
Total increase (decrease) in net assets				702,371,297		562,249,152

Net Assets
Beginning of period			1,845,440,425			1,283,191,273
End of period (including undistributed net investment income of $22,161,696 and undistributed net investment income
of $5,169,708, respectively)			$ 2,547,811,722		$ 1,845,440,425

Other Information
Shares
Sold				19,400,306		15,357,591
Issued in reinvestment of distributions				318,978		579,135
Redeemed				(12,015,269)		(7,925,889)
Net increase (decrease)				7,704,015		8,010,837

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$30.42	$24.37	$ 18.31	$22.68		$34.88
Income from Investment Operations
Net investment income (loss)D	33	.09	.29	.12E		.12
Net realized and unrealized gain (loss)	6.68	6.25	5.91	(4.25)		(8.11)
Total from investment operations	7.01	6.34	6.20	(4.13)		(7.99)
Distributions from net investment income	(.09)	(.29)	(.14)	(.24)		(.12)
Distributions from net realized gain	(.08)	—	—			(4.09)
Total distributions	(.17)	(.29)	(.14)	(.24)		(4.21)
Redemption fees added to paid in capitalD,G	—	—	—	—		—
Net asset value, end of period	$37.26	$30.42	$ 24.37	$18.31		$22.68
Total ReturnA,B,C	23.12%	26.20%	34.09%	(18.49)%		(25.64)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.15%	1.11%	1.03%	1.20%		1.06%
Expenses net of voluntary waivers, if any	1.15%	1.11%	1.03%	1.20%		1.06%
Expenses net of all reductions	1.07%	1.05%	.98%	1.13%		.99%
Net investment income (loss)	95%	.32%	1.44%	.52%		.45%
Supplemental Data
Net assets, end of period (000 omitted)	$2,547,812	$1,845,440	$1,283,191	$875,995		$1,059,368
Portfolio turnover rate	99%	106%	162%	127%		123%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CTotal returns do not include the effect of the former contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EInvestment income per share reflects a special dividend which amounted to $.05 per share. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimburse ments or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

A-37 Annual Report

Europe Capital Appreciation Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Europe Capital Appreciation Fund	19.24%	5.49%	11.13%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

A-38

Europe Capital Appreciation

Management’s Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered somewhat by the strength of the dollar versus many major currencies.

Fidelity Europe Capital Appreciation Fund gained 19.24% for the 12 months ending October 31, 2005, topping the MSCI Europe index and the LipperSM European Region Funds Average, which increased 18.34% . The fund’s outperformance versus the index was mainly attributable to astute security selection, with strong performing picks even coming from generally weak market sectors. For example, the fund’s top contributor both on an absolute and relative basis was TANDBERG Television, a Norwegian technology company that provides infrastructure for the cable and TV indus tries, which performed well despite a lackluster environment for tech stocks. Similarly, within the lagging financials sector, several individual holdings did well, including Turkiye Garanti Bankasi, a Turkish bank; Banca Italease, an Italian leasing company; Amlin, a British specialty insurance underwriter; and Deutsche Boerse, the German stock exchange. Conversely, performance was held back by the fund’s big underweighting in index component Roche Holdings, the Swiss pharmaceutical company, which did well during the period, as well as by some smaller names among them, Italian broadband company FASTWEB and Turkish electrical utility Akenerji where stories in which I had conviction hadn’t yet materialized.

Note to shareholders:

Effective January 1, 2006, Darren Maupin has been named Portfolio Manager of Fidelity Europe Capital Appreciation Fund, succeeding Ian Hart.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-39 A-39

Annual Report

Europe Capital Appreciation Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	92.9	96.4
Short Term Investments and
Net Other Assets	7.1	3.6

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Total SA sponsored ADR (France,
Oil, Gas & Consumable Fuels)	5.1	4.4
ENI Spa (Italy, Oil, Gas &
Consumable Fuels)	3.7	2.6
Novartis AG (Switzerland,
Pharmaceuticals)	3.4	2.8
BASF AG (Germany, Chemicals)	3.4	1.5
Vodafone Group PLC (United
Kingdom, Wireless
Telecommunication Services)	3.0	4.2
GlaxoSmithKline PLC (United
Kingdom, Pharmaceuticals)	2.7	2.8
BAE Systems PLC (United
Kingdom, Aerospace &
Defense)	2.1	0.9
Pernod Ricard SA (France,
Beverages)	2.1	1.3
Statoil ASA (Norway, Oil, Gas &
Consumable Fuels)	2.0	1.5
Bayer AG (Germany, Chemicals)	1.9	1.8
	29.4
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.2	21.2
Energy	18.6	16.0
Consumer Discretionary	11.4	11.5
Telecommunication Services	10.7	13.4
Health Care	10.6	11.2
Materials	7.3	8.1
Industrials	5.2	5.5
Utilities	3.6	2.3
Consumer Staples	2.9	1.8
Information Technology	2.4	5.4

Annual Report A-40

Europe Capital Appreciation
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 92.2%
	Shares	Value (Note 1)
Austria 1.0%
OMV AG	95,300	$5,140,839
Canada 0.9%
Eldorado Gold Corp. (a)	893,200	2,730,273
Hydrogenics Corp. (a)	617,900	1,888,754
TOTAL CANADA		4,619,027

Finland – 1.2%
Metso Corp.	226,500	5,891,916
France – 11.0%
AXA SA	153,400	4,442,464
Lagardere S.C.A. (Reg.)	67,300	4,626,761
Pernod Ricard SA	58,484	10,228,713
Renault SA	50,900	4,408,433
Sanofi Aventis sponsored ADR	128,373	5,150,325
Total SA sponsored ADR	200,300	25,241,807
TOTAL FRANCE		54,098,503

Germany 11.9%
Allianz AG (Reg.)	46,800	6,617,520
BASF AG	231,534	16,670,447
Bayer AG	275,700	9,594,360
Bilfinger & Berger Bau AG	54,400	2,354,153
DAB Bank AG	230,754	1,739,917
Deutsche Boerse AG	33,910	3,190,995
E.ON AG	102,100	9,253,323
MAN AG	100,800	4,679,901
SAP AG	26,200	4,500,112
TOTAL GERMANY		58,600,728

Greece 0.6%
Greek Organization of Football
Prognostics SA	93,700	2,704,735
Ireland 0.8%
C&C Group PLC	626,200	3,865,885
Israel 0.2%
Emblaze Ltd. (a)	362,900	775,814
Italy 8.5%
Banca Intesa Spa	949,403	4,430,611
Banca Italease Spa	305,500	6,463,384
ENI Spa	620,281	16,592,516
ENI Spa sponsored ADR (d)	12,300	1,645,125
FASTWEB Spa (a)	128,780	5,858,532
Unicredito Italiano Spa	1,215,000	6,784,290
TOTAL ITALY		41,774,458

Luxembourg 1.1%
Millicom International Cellular SA unit (a)	292,810	5,608,647
Netherlands – 3.1%
Completel Europe NV (a)	93,655	4,361,648

	Shares	Value (Note 1)
ING Groep NV (Certificaten Van
Aandelen)	186,598	$5,385,219
Koninklijke Philips Electronics NV (NY
Shares)	218,577	5,717,974
TOTAL NETHERLANDS		15,464,841

Norway 5.6%
Ocean RIG ASA (a)(d)	354,300	3,948,163
Petroleum Geo Services ASA (a)	299,450	7,594,413
Statoil ASA	444,000	9,929,603
TANDBERG ASA	182,700	1,797,233
TANDBERG Television ASA (a)	338,100	4,209,361
TOTAL NORWAY		27,478,773

Poland – 2.1%
Polski Koncern Naftowy Orlen SA	373,401	6,629,656
Powszechna Kasa Oszczednosci Bank
SA	469,000	3,943,620
TOTAL POLAND		10,573,276

Russia 0.8%
Mobile TeleSystems OJSC sponsored
ADR	104,800	3,876,552
South Africa – 1.9%
Steinhoff International Holdings Ltd.	3,513,669	9,195,235
Spain 2.1%
Banco Bilbao Vizcaya Argentaria SA	167,300	2,949,500
Telefonica SA sponsored ADR	157,036	7,529,876
TOTAL SPAIN		10,479,376

Sweden 1.9%
Modern Times Group AB (MTG) (B
Shares) (a)	59,200	2,264,182
OMX AB (a)(d)	204,700	2,500,402
Skandia Foersaekrings AB	884,700	4,411,527
TOTAL SWEDEN		9,176,111

Switzerland 7.7%
Actelion Ltd. (Reg.) (a)	21,598	2,429,283
Baloise Holdings AG (Reg.)	39,552	2,015,721
Credit Suisse Group (Reg.)	131,690	5,835,184
Novartis AG:
(Reg.)	266,662	14,351,748
sponsored ADR	46,400	2,497,248
Phonak Holding AG	81,282	3,388,983
Syngenta AG (Switzerland)	69,053	7,402,649
TOTAL SWITZERLAND		37,920,816

Turkey 4.3%
Akenerji Elektrik Uretimi Otoproduktor
Grubu AS (a)	1,125,996	4,332,356
Turkcell Iletisim Hizmet AS sponsored
ADR	456,759	6,020,084

See accompanying notes which are an integral part of the financial statements.

A-41 Annual Report

Europe Capital Appreciation
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Turkey – continued
Turkiye Garanti Bankasi AS	1,057,169	$3,144,520
Yapi ve Kredi Bankasi AS (a)	2,123,000	7,917,070
TOTAL TURKEY		21,414,030

United Kingdom – 23.5%
Amlin PLC	1,078,469	4,234,040
AstraZeneca PLC sponsored ADR	195,700	8,786,930
Axis Shield PLC (a)	385,175	2,161,728
BAE Systems PLC	1,779,300	10,411,284
Barratt Developments PLC	148,400	1,987,589
BG Group PLC	872,900	7,665,312
BowLeven PLC	156,100	1,015,650
British Land Co. PLC	309,100	4,870,490
BT Group PLC	1,298,200	4,908,505
Chaucer Holdings PLC	6,068,000	5,720,696
Expro International Group PLC	167,900	1,449,135
George Wimpey PLC	546,700	3,958,732
GlaxoSmithKline PLC	351,800	9,145,042
GlaxoSmithKline PLC sponsored ADR	88,900	4,621,911
Hilton Group PLC	709,600	4,262,036
ITV PLC	3,093,759	5,696,439
Prudential PLC	578,900	4,858,090
Standard Chartered PLC (United
Kingdom)	372,300	7,817,383
Vodafone Group PLC	3,190,800	8,379,048
Vodafone Group PLC sponsored ADR	247,100	6,488,846
William Hill PLC	566,353	5,359,430
Wilson Bowden PLC	103,500	2,059,635
TOTAL UNITED KINGDOM		115,857,951

United States of America – 2.0%
AES Corp. (a)	249,400	3,962,966
Forest Oil Corp. (a)	129,300	5,647,824
TOTAL UNITED STATES OF AMERICA		9,610,790

TOTAL COMMON STOCKS
(Cost $418,132,904)		454,128,303

Nonconvertible Preferred Stocks 0.7%

Germany 0.7%
Porsche AG (non vtg.)
(Cost $3,076,636)	5,132	3,700,419

Money Market Funds 8.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund,
3.92% (b)	37,104,989	$37,104,989
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	6,323,290	6,323,290
TOTAL MONEY MARKET FUNDS
(Cost $43,428,279)		43,428,279
TOTAL INVESTMENT PORTFOLIO 101.7%
(Cost $464,637,819)		501,257,001

NET OTHER ASSETS (1.7)%		(8,469,437)
NET ASSETS 100%		$492,787,564

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-42

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities
			October 31, 2005

Assets
Investment in securities, at value (in-
cluding securities loaned of
$6,116,641) (cost $464,637,819)
— See accompanying schedule			$501,257,001
Receivable for investments sold			5,451,430
Receivable for fund shares sold			795,088
Dividends receivable			497,389
Interest receivable			47,098
Other affiliated receivables			2
Other receivables			51,668
Total assets			508,099,676

Liabilities
Payable for investments purchased	. $	8,125,695
Payable for fund shares redeemed	.	395,079
Accrued management fee		268,799
Other affiliated payables		113,686
Other payables and accrued
expenses		85,563
Collateral on securities loaned, at
value		6,323,290
Total liabilities			15,312,112

Net Assets			$492,787,564
Net Assets consist of:
Paid in capital			$387,230,517
Undistributed net investment income			6,919,085
Accumulated undistributed net real-
ized gain (loss) on investments and
foreign currency transactions			62,018,463
Net unrealized appreciation (de-
preciation) on investments and as-
sets and liabilities in foreign
currencies			36,619,499
Net Assets, for 21,287,550 shares
outstanding			$492,787,564
Net Asset Value, offering price and
redemption price per share
($492,787,564 ÷ 21,287,550
shares)			$23.15

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$12,064,802
Interest		402,406
Security lending		649,695
		13,116,903
Less foreign taxes withheld		(1,233,536)
Total income		11,883,367

Expenses
Management fee
Basic fee	$3,425,137
Performance adjustment	(562,038)
Transfer agent fees	1,070,502
Accounting and security lending
fees	243,812
Independent trustees’ compensation	2,306
Custodian fees and expenses	247,370
Registration fees	22,207
Audit	53,602
Legal	947
Miscellaneous	10,034
Total expenses before reductions	4,513,879
Expense reductions	(524,160)	3,989,719

Net investment income (loss)		7,893,648
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	80,958,962
Foreign currency transactions	(217,028)
Total net realized gain (loss)		80,741,934
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	(10,241,880)
Assets and liabilities in foreign
currencies	(7,152)
Total change in net unrealized ap-
preciation (depreciation)		(10,249,032)
Net gain (loss)		70,492,902
Net increase (decrease) in net as-
sets resulting from operations		$78,386,550

See accompanying notes which are an integral part of the financial statements.

A-43 Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets
				Year ended		Year ended
				October 31,		October 31,
				2005		2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$7,893,648	$	2,887,463
Net realized gain (loss)				80,741,934		67,679,530
Change in net unrealized appreciation (depreciation)				(10,249,032)		(16,298,996)
Net increase (decrease) in net assets resulting from operations				78,386,550		54,267,997
Distributions to shareholders from net investment income				(3,546,592)		(4,908,750)
Distributions to shareholders from net realized gain				(1,251,738)		—
Total distributions				(4,798,330)		(4,908,750)
Share transactions
Proceeds from sales of shares				110,398,063		89,528,778
Reinvestment of distributions				4,494,786		4,561,606
Cost of shares redeemed			(103,075,461)			(130,168,755)
Net increase (decrease) in net assets resulting from share transactions				11,817,388		(36,078,371)
Redemption fees				20,064		65,769
Total increase (decrease) in net assets				85,425,672		13,346,645

Net Assets
Beginning of period				407,361,892		394,015,247
End of period (including undistributed net investment income of $6,919,085 and undistributed net investment income
of $3,982,510, respectively)				$492,787,564		$407,361,892

Other Information
Shares
Sold				4,991,864		4,555,418
Issued in reinvestment of distributions				217,455		254,554
Redeemed				(4,674,623)		(6,880,267)
Net increase (decrease)				534,696		(2,070,295)

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$19.63	$17.26	$ 13.85	$15.43		$19.58
Income from Investment Operations
Net investment income (loss)C	37	.13F	.14	.19		.16
Net realized and unrealized gain (loss)	3.38	2.46	3.46	(1.60)		(3.33)
Total from investment operations	3.75	2.59	3.60	(1.41)		(3.17)
Distributions from net investment income	(.17)	(.22)	(.19)	(.17)		(.11)
Distributions from net realized gain	(.06)	—	—	—		(.87)
Total distributions	(.23)	(.22)	(.19)	(.17)		(.98)
Redemption fees added to paid in capitalC,E	—	—	—	—		—
Net asset value, end of period	$23.15	$19.63	$ 17.26	$13.85		$15.43
Total ReturnA,B	19.24%	15.13%	26.36%	(9.29)%		(16.97)%
Ratios to Average Net AssetsD
Expenses before expense reductions	95%	1.22%	1.39%	1.37%		1.26%
Expenses net of voluntary waivers, if any	95%	1.22%	1.39%	1.37%		1.26%
Expenses net of all reductions	84%	1.15%	1.32%	1.32%		1.21%
Net investment income (loss)	1.66%	.69%F	.94%	1.18%		.90%
Supplemental Data
Net assets, end of period (000 omitted)	$492,788	$407,362	$ 394,015	$424,006		$406,771
Portfolio turnover rate	133%	119%	184%	121%		67%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EAmount represents less than $.01 per share. FNet investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non recurring amount, the ratio of net investment income to average net assets would have been .65%.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-44

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Japan Fund	28.98%	1.52%	5.01%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1995. The chart shows how the value of your invest ment would have changed, and also shows how the TOPIX performed over the same period.

A-45

Annual Report

Japan

Management’s Discussion of Fund Performance

Comments from Yoko Ishibashi, Portfolio Manager of Fidelity® Japan Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

During the past 12 months, the fund posted a return of 28.98%, well ahead of the TOPIX and the 25.18% return of the LipperSM Japanese Funds Average. The consumer discretionary and materials sectors were particularly beneficial to performance. Yamada Denki was the top contributor both in absolute terms and relative to the index. The consumer electronics retailer benefited from negotiating more favorable terms with suppliers due to its increased market share, growth in its fee based revenues for ancillary services such as installation, and providing its employees with effective sales training. The stocks of Toho Titanium and Sumitomo Titanium two of the world’s major suppliers of this metal both turned in outstanding performances. Strong demand for aircraft — an important end market for titanium — and plans for increasing the amount of the metal in new models drove these stocks much higher during the period. On the other hand, stock selection in the pharmaceuticals and biotechnology group provided a modest hindrance to relative performance. One holding from that industry that weighed down performance was Sankyo, which struggled due to the market’s unfavorable reaction to the terms of the company’s merger with rival Daiichi Pharmaceutical. A lack of exposure to the strongly performing stock of Mitsubishi Tokyo Financial Group also detracted from performance versus the benchmark. However, despite not owning this stock, the fund had roughly a market weighting in banks overall, and I overweighted several banks that performed even better than Mitsubishi Tokyo, so the net effect of the fund’s banking exposure was positive. Lastly, the fund’s absolute performance was muted by the depreciation of the Japanese yen versus the U.S. dollar during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-46

Japan Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	98.8	99.4
Short Term Investments and
Net Other Assets	1.2	0.6

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Sumitomo Mitsui Financial Group,
Inc. (Commercial Banks)	4.3	3.5
Mizuho Financial Group, Inc.
(Commercial Banks)	3.8	3.2
Yamada Denki Co. Ltd. (Specialty
Retail)	3.7	2.0
Toyota Motor Corp. (Automobiles)	3.1	2.8
JGC Corp. (Construction &
Engineering)	3.0	2.5
Matsushita Electric Industrial Co.
Ltd. (Household Durables)	2.8	1.1
Seven & I Holdings Co. Ltd. (Food
& Staples Retailing)	2.7	0.0
Sumitomo Metal Industries Ltd.
(Metals & Mining)	2.6	0.3
Nippon Oil Corp. (Oil, Gas &
Consumable Fuels)	2.6	2.6
The Daimaru, Inc. (Multiline Retail)	2.6	2.3
	31.2
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	26.0	29.3
Financials	20.8	18.3
Information Technology	13.9	16.1
Materials	12.1	9.3
Industrials	8.7	10.0
Energy	7.2	5.3
Consumer Staples	5.5	5.6
Health Care	4.6	5.5

A-47 Annual Report

Japan
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 98.8%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 26.0%
Auto Components – 0.6%
Riken Corp.	634,000	$ 4,205,757
Stanley Electric Co. Ltd.	51,600	796,759
Tokai Rika Co. Ltd.	82,700	1,890,757
		6,893,273
Automobiles – 5.5%
Mazda Motor Corp. (d)	5,432,000	25,684,942
Toyota Motor Corp.	710,100	32,952,189
		58,637,131
Diversified Consumer Services 0.4%
Benesse Corp.	126,800	4,513,228
Household Durables 5.8%
Casio Computer Co. Ltd.	1,479,400	22,420,735
Matsushita Electric Industrial Co. Ltd.	1,635,000	30,083,999
Sekisui Chemical Co. Ltd.	136,000	863,315
Sony Corp.	154,300	5,061,040
Sumitomo Forestry Co. Ltd.	431,000	3,997,541
		62,426,630
Internet & Catalog Retail 0.3%
Rakuten, Inc. (d)	4,775	3,117,963
Leisure Equipment & Products 1.3%
Sega Sammy Holdings, Inc.	78,900	2,842,474
Sega Sammy Holdings, Inc. New	301,900	10,954,772
		13,797,246
Media 0.7%
cyber communications, Inc. (a)(d)	2,283	5,812,720
Usen Corp.	91,510	2,104,066
		7,916,786
Multiline Retail – 2.6%
The Daimaru, Inc.	2,283,000	27,916,875
Specialty Retail 6.6%
FT Communications Co. Ltd. (d)	479	1,244,466
Otsuka Kagu Ltd.	559,500	16,280,418
United Arrows Ltd. (d)	247,300	13,235,452
Yamada Denki Co. Ltd.	452,300	39,835,817
		70,596,153
Textiles, Apparel & Luxury Goods 2.2%
Gunze Ltd.	507,000	2,669,548
Onward Kashiyama Co. Ltd.	951,000	15,236,262
Sanyo Shokai Ltd.	909,000	6,077,254
		23,983,064

TOTAL CONSUMER DISCRETIONARY		279,798,349

		Shares	Value (Note 1)

CONSUMER STAPLES 5.5%
Food & Staples Retailing – 3.8%
Aeon Co. Ltd.		590,900	$ 12,281,500
Seven & I Holdings Co. Ltd. (a)		866,100	28,502,163
			40,783,663
Food Products – 0.7%
Hokuto Corp. (d)		170,900	2,773,562
Kibun Food Chemifa Co. Ltd.		213,900	5,186,746
			7,960,308
Household Products – 0.7%
Kao Corp.		56,000	1,345,790
Uni Charm Corp.		126,800	5,765,072
			7,110,862
Personal Products 0.3%
Fancl Corp.		65,500	3,221,928

TOTAL CONSUMER STAPLES			59,076,761

ENERGY 7.2%
Oil, Gas & Consumable Fuels 7.2%
INPEX Corp.		2,457	17,362,870
Nippon Mining Holdings, Inc.		2,462,000	18,187,092
Nippon Oil Corp.		3,297,000	28,067,172
Teikoku Oil Co. Ltd.		1,381,000	13,311,133
			76,928,267

FINANCIALS 20.8%
Capital Markets 2.3%
Nikko Cordial Corp.		1,120,000	13,579,139
Nomura Holdings, Inc.		505,100	7,823,999
SMBC Friend Securities Co. Ltd.		486,000	2,950,397
			24,353,535
Commercial Banks – 10.8%
Juroku Bank Ltd.		444,000	3,706,690
Mitsui Trust Holdings, Inc.		823,000	9,935,479
Mizuho Financial Group, Inc.		6,108	40,835,936
Nishi Nippon City Bank Ltd.		300	1,751
Ogaki Kyoritsu Bank Ltd.		380,000	2,412,203
Sumitomo Mitsui Financial Group, Inc.	.	5,029	46,600,610
The Keiyo Bank Ltd.		1,120,000	8,428,766
Tokyo Tomin Bank Ltd.		105,700	3,890,363
			115,811,798
Consumer Finance – 3.1%
Credit Saison Co. Ltd.		257,800	11,721,101
Nissin Co. Ltd.		5,883,200	8,559,514
Nissin Co. Ltd. New		4,741,400	6,816,177
OMC Card, Inc. (d)		359,300	6,045,834
SFCG Co. Ltd. (d)		1,420	342,975
			33,485,601

See accompanying notes which are an integral part of the financial statements.

Annual Report A-48

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – 2.7%
Sompo Japan Insurance, Inc	1,162,000	$ 17,509,815
T&D Holdings, Inc.	179,650	11,341,773
		28,851,588
Real Estate 1.9%
Mitsui Fudosan Co. Ltd.	592,000	9,715,320
Sumitomo Realty & Development Co. Ltd.	676,000	10,947,488
		20,662,808

TOTAL FINANCIALS		223,165,330

HEALTH CARE 4.6%
Health Care Equipment & Supplies 0.9%
Hogy Medical Co. (d)	114,100	6,254,830
Terumo Corp.	101,400	3,082,274
		9,337,104
Pharmaceuticals 3.7%
Astellas Pharma, Inc.	433,300	15,572,666
Daiichi Sankyo Co. Ltd. (a)	578,900	10,578,210
Takeda Pharamaceutical Co. Ltd.	245,200	13,505,286
		39,656,162

TOTAL HEALTH CARE		48,993,266

INDUSTRIALS – 8.7%
Building Products – 0.0%
Toto Ltd. (d)	18,000	138,580
Construction & Engineering – 3.4%
Chiyoda Corp.	127,000	2,194,183
JGC Corp.	1,980,000	32,425,218
Meisei Industrial Co. Ltd. (a)	309,000	1,704,606
		36,324,007
Machinery – 4.9%
Koyo Seiko Co. Ltd. (d)	972,000	15,640,051
Mitsui Engineering & Shipbuilding
Co. (d)	7,903,000	19,026,678
Miura Co. Ltd.	65,400	1,526,380
Nabtesco Corp.	634,000	5,342,300
Nikkiso Co. Ltd.	951,000	6,127,448
Shinmaywa Industries Ltd.	803,000	4,819,200
		52,482,057
Road & Rail 0.1%
East Japan Railway Co	315	1,882,287
Transportation Infrastructure – 0.3%
Mitsui Soko Co. Ltd.	550,000	3,072,194

TOTAL INDUSTRIALS		93,899,125

	Shares	Value (Note 1)

INFORMATION TECHNOLOGY 13.9%
Computers & Peripherals 0.8%
Fujitsu Ltd.	1,289,000	$ 8,528,496
Electronic Equipment & Instruments – 6.8%
Hoya Corp.	149,700	5,263,493
Hoya Corp. New	226,500	7,904,956
Ibiden Co. Ltd.	153,700	6,229,396
Nidec Corp.	49,200	2,893,084
Nidec Corp. New	39,600	2,328,580
Nihon Dempa Kogyo Co. Ltd.	152,200	4,402,378
Nippon Electric Glass Co. Ltd.	73,000	1,400,305
Yamatake Corp.	846,600	16,129,731
Yaskawa Electric Corp. (a)(d)	3,347,000	26,173,973
Yokogawa Electric Corp.	66,800	986,341
		73,712,237
Internet Software & Services 4.3%
Index Corp. New (d)	3,043	3,425,875
livedoor Co. Ltd. (a)	1,328,299	4,888,898
Softbank Corp. (d)	236,700	13,426,591
Telewave, Inc. (d)	1,075	6,284,033
Yahoo! Japan Corp	11,144	11,870,593
Yahoo! Japan Corp. New	5,490	5,943,039
		45,839,029
IT Services 2.0%
ITOCHU TECHNO SCIENCE Corp.
(CTC) (d)	44,500	1,703,368
NTT Data Corp. (d)	2,769	9,663,939
Otsuka Corp.	112,000	9,912,772
		21,280,079
Office Electronics – 0.0%
Canon, Inc.	11,700	620,919

TOTAL INFORMATION TECHNOLOGY		149,980,760

MATERIALS 12.1%
Chemicals 5.3%
JSR Corp.	88,800	2,103,277
Mitsubishi Gas Chemical Co., Inc.	2,174,000	14,854,661
Nitto Denko Corp.	35,900	2,179,409
Teijin Ltd	4,079,000	24,374,122
Toho Tenax Co. Ltd. (a)(d)	1,775,000	7,163,256
Tokuyama Corp. (d)	655,000	6,523,270
		57,197,995
Metals & Mining – 6.8%
Sumitomo Light Metal Industries Ltd.	2,177,000	4,505,910
Sumitomo Metal Industries Ltd.	8,189,000	28,367,238
Sumitomo Metal Mining Co. Ltd.	2,959,000	27,009,203
Sumitomo Titanium Corp. (d)	16,400	1,903,158

See accompanying notes which are an integral part of the financial statements.

A-49 Annual Report

Japan
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Sumitomo Titanium Corp. New (d)	13,200	$ 1,486,084
Toho Titanium Co. Ltd. (d)	152,200	10,215,098
		73,486,691

TOTAL MATERIALS		130,684,686

TOTAL COMMON STOCKS
(Cost $868,552,608)	1,062,526,544

Money Market Funds 9.7%

Fidelity Cash Central Fund,
3.92% (b)	17,709,504	17,709,504
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	86,487,371	86,487,371
TOTAL MONEY MARKET FUNDS
(Cost $104,196,875)		104,196,875

TOTAL INVESTMENT PORTFOLIO 108.5%
(Cost $972,749,483)	1,166,723,419

NET OTHER ASSETS (8.5)%		(91,577,975)
NET ASSETS 100%	$ 1,075,145,444

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $37,999,714 of which $25,588,401 and $12,411,313 will expire on October 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-50

Japan

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$82,117,061) (cost
$972,749,483) — See accom-
panying schedule		$1,166,723,419
Receivable for investments sold		9,711,744
Receivable for fund shares sold		7,102,112
Dividends receivable		2,291,676
Interest receivable		66,577
Other affiliated receivables		3,869
Other receivables		128,593
Total assets		1,186,027,990

Liabilities
Payable for investments purchased $	23,012,613
Payable for fund shares redeemed	449,877
Accrued management fee	590,452
Other affiliated payables	220,214
Other payables and accrued
expenses	122,019
Collateral on securities loaned, at
value	86,487,371
Total liabilities		110,882,546

Net Assets		$ 1,075,145,444
Net Assets consist of:
Paid in capital		$ 917,492,162
Undistributed net investment in-
come		1,531,765
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		(37,745,538)
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		193,867,055
Net Assets, for 71,690,451
shares outstanding		$ 1,075,145,444
Net Asset Value, offering price
and redemption price per share
($1,075,145,444 ÷
71,690,451 shares)		$ 15.00

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$8,230,995
Interest		270,968
Security lending		1,319,153
		9,821,116
Less foreign taxes withheld		(576,170)
Total income		9,244,946

Expenses
Management fee
Basic fee	$5,447,556
Performance adjustment	(220,812)
Transfer agent fees	1,812,198
Accounting and security lending
fees	371,810
Independent trustees’
compensation	3,546
Custodian fees and expenses	260,405
Registration fees	54,508
Audit	61,256
Legal	1,453
Miscellaneous	11,359
Total expenses before reductions	7,803,279
Expense reductions	(91,116)	7,712,163

Net investment income (loss)		1,532,783
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	36,250,620
Foreign currency transactions	(195,886)
Total net realized gain (loss)		36,054,734
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	164,127,129
Assets and liabilities in foreign
currencies	(183,641)
Total change in net unrealized
appreciation (depreciation)		163,943,488
Net gain (loss)		199,998,222
Net increase (decrease) in net as-
sets resulting from operations .		$201,531,005

See accompanying notes which are an integral part of the financial statements.

A-51 Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$1,532,783	$	(269,566)
Net realized gain (loss)				36,054,734		78,492,003
Change in net unrealized appreciation (depreciation)			163,943,488			(67,333,484)
Net increase (decrease) in net assets resulting from operations			201,531,005			10,888,953
Distributions to shareholders from net investment income				—		(461,710)
Share transactions
Proceeds from sales of shares			367,814,312			285,965,451
Reinvestment of distributions				—		397,157
Cost of shares redeemed			(141,878,515)			(179,346,914)
Net increase (decrease) in net assets resulting from share transactions			225,935,797			107,015,694
Redemption fees				225,720		658,140
Total increase (decrease) in net assets			427,692,522			118,101,077

Net Assets
Beginning of period			647,452,922			529,351,845
End of period (including undistributed net investment income of $1,531,765 and accumulated net investment loss of
$826,233, respectively)			$ 1,075,145,444			$647,452,922

Other Information
Shares
Sold				27,168,421		23,920,101
Issued in reinvestment of distributions				—		35,942
Redeemed				(11,129,707)		(15,630,288)
Net increase (decrease)				16,038,714		8,325,755

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$11.63	$ 11.19	$8.25	$9.67		$20.43
Income from Investment Operations
Net investment income (loss)C	03	(.01)	—E	(.07)		(.07)
Net realized and unrealized gain (loss)	3.34	.45	2.93	(1.37)		(6.64)
Total from investment operations	3.37	.44	2.93	(1.44)		(6.71)
Distributions from net investment income	—	(.01)	—	—		—
Distributions from net realized gain	—	—	—			(4.07)
Total distributions	—	(.01)	—			(4.07)
Redemption fees added to paid in capitalC	—E	.01	.01	.02		.02
Net asset value, end of period	$15.00	$ 11.63	$11.19	$8.25		$9.67
Total ReturnA,B	28.98%	4.03%	35.64%	(14.68)%		(40.35)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.03%	1.04%	1.03%	1.50%		1.42%
Expenses net of voluntary waivers, if any	1.03%	1.04%	1.03%	1.50%		1.42%
Expenses net of all reductions	1.02%	1.04%	1.03%	1.50%		1.40%
Net investment income (loss)	20%	(.04)%	(.04)%	(.77)%		(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,075,145	$ 647,453	$529,352	$283,293		$322,936
Portfolio turnover rate	74%	99%	86%	66%		75%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-52

Japan Smaller Companies Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Life of
October 31, 2005	year	years	FundA
Fidelity Japan Smaller Companies Fund	23.69%	8.80%	8.21%

A From November 1, 1995.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Small Cap Index performed over the same period.

A-53

Annual Report

Japan Smaller Companies

Management’s Discussion of Fund Performance

Comments from Kenichi Mizushita, Portfolio Manager of Fidelity® Japan Smaller Companies Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

The fund returned 23.69% during the 12 month period, trailing the Russell/Nomura Small CapTM Index, which was up 30.29%, and the LipperSM Japa nese Funds Average, which rose 25.18% . An overweighting in information technology (IT), which returned less than the benchmark, and an under weighting in the financials sector, which returned more than the benchmark, detracted from performance relative to the index. Poor stock selection in the consumer discretionary and industrials sectors also were factors in the fund’s relative shortfall. Conversely, good stock picking in materials, health care and energy helped boost performance. Stocks that detracted from results included communication and information equipment distributor Nexus, which disappointed investors with a net loss for the first half of fiscal 2005. Japan’s leading used car auctioneer, USS, saw its share price fall amid investor concerns about its results for the 2004/05 financial year. On the plus side, Telewave, a vendor of IT equipment for small companies, was well positioned to benefit from increasing capital spending on IT infrastructure. Electronic parts maker Ibiden’s stock performance was driven by stronger than expected earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-54

Japan Smaller Companies Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	96.3	97.9
Short Term Investments and
Net Other Assets	3.7	2.1

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Ibiden Co. Ltd. (Electronic
Equipment & Instruments)	2.2	0.8
Rex Holdings Co. Ltd. (Hotels,
Restaurants & Leisure)	2.2	2.2
Hikari Tsushin, Inc. (Specialty
Retail)	2.0	2.5
Telewave, Inc. (Internet Software &
Services)	1.9	1.8
USS Co. Ltd. (Specialty Retail)	1.8	2.7
Yamada Denki Co. Ltd. (Specialty
Retail)	1.7	1.1
Nippon Electric Glass Co. Ltd.
(Electronic Equipment &
Instruments)	1.7	2.3
livedoor Co. Ltd. (Internet
Software & Services)	1.5	0.9
Usen Corp. (Media)	1.5	1.7
Teikoku Oil Co. Ltd. (Oil, Gas &
Consumable Fuels)	1.4	1.3
	17.9
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	23.1	25.5
Consumer Discretionary	22.5	23.9
Industrials	21.0	21.2
Financials	11.4	7.1
Materials	9.6	10.0
Consumer Staples	3.5	4.4
Health Care	3.0	3.9
Energy	1.8	1.6
Telecommunication Services	0.4	0.3

A-55 Annual Report

Japan Smaller Companies
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.3%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 22.5%
Auto Components – 3.7%
Aisin Seiki Co. Ltd.	460,200	$ 13,869,220
Alpha Corp. (d)	76,000	2,856,469
Daido Metal Co. Ltd.	400,000	4,087,598
Fine Sinter Co. Ltd.	458,000	1,963,346
Fuji Kiko Co. Ltd. (d)	1,114,000	4,100,155
NHK Spring Co. Ltd. (d)	1,252,000	9,866,700
Nissin Kogyo Co. Ltd.	63,700	2,857,560
NOK Corp.	327,300	9,892,308
Teikoku Piston Ring Co. Ltd. (d)	204,300	3,128,073
		52,621,429
Diversified Consumer Services 2.3%
Best Bridal, Inc.	255	4,394,601
Studio Alice Co. Ltd. (d)	372,000	8,037,846
Take & Give Needs Co. Ltd. (a)	14,000	19,641,255
		32,073,702
Hotels, Restaurants & Leisure 3.5%
Create Restaurants, Inc.	12,300	623,142
H.I.S. Co. Ltd.	257,800	5,525,662
Rex Holdings Co. Ltd.	4,608	30,368,498
Tascosystem Co. Ltd. (a)(d)	500	489,299
Tenpo Ryutsuu Net, Inc. (d)	59	194,672
Zensho Co. Ltd. (d)	360,500	6,081,636
Zensho Co. Ltd. New (a)(d)	360,500	6,081,636
		49,364,545
Household Durables 0.0%
Hitachi Koki Co. Ltd.	21,000	286,435
Internet & Catalog Retail 0.2%
Prime Network, Inc.	2,108	2,647,066
Leisure Equipment & Products 0.4%
Endo Manufacturing Co. Ltd.	346,000	3,490,826
Kimoto Co. Ltd.	165,700	1,657,413
		5,148,239
Media 3.6%
Cyber Agent Ltd. (d)	2,804	5,050,886
Cyber Agent Ltd. New (d)	2,804	5,050,886
cyber communications, Inc. (a)(d)	1,168	2,973,832
Gendai Agency, Inc.	469	1,811,481
Opt, Inc. (a)(d)	2,424	9,257,578
Usen Corp. (d)	932,550	21,441,879
Zenrin Co. Ltd.	203,000	5,449,842
		51,036,384
Specialty Retail 8.3%
Arc Land Sakamoto Co. Ltd.	432,000	7,594,619
Culture Convenience Club Co. Ltd. (d)	302,400	8,773,094
FT Communications Co. Ltd. (d)	565	1,467,898
Hikari Tsushin, Inc. (d)	450,000	28,955,263
Meganesuper Co. Ltd.	281,200	3,842,806
Nihon Optical Co. Ltd.	93,000	877,881
Nishimatsuya Chain Co. Ltd.	427,900	16,305,013

	Shares	Value (Note 1)
USS Co. Ltd.	365,860	$ 25,220,529
Yamada Denki Co. Ltd.	275,800	24,290,777
		117,327,880
Textiles, Apparel & Luxury Goods 0.5%
Seiren Co. Ltd. (d)	536,000	6,498,588
Workman Co. Ltd.	300	9,093
		6,507,681

TOTAL CONSUMER DISCRETIONARY		317,013,361

CONSUMER STAPLES 3.5%
Food & Staples Retailing – 2.0%
Cosmos Pharmaceutical Corp.	200,000	7,811,469
Itochushokuhin Co. Ltd. (d)	50,200	1,712,877
Kirindo Co. Ltd. (d)	97,900	1,033,505
Kraft, Inc.	85,500	1,806,684
Nihon Chouzai Co. Ltd.	150,200	4,630,694
Plant Co. Ltd.	29,700	262,865
Valor Co. Ltd. (d)	341,160	10,340,757
		27,598,851
Food Products – 1.3%
Frente Co. Ltd.	90,100	3,901,405
Hokuto Corp. (d)	320,000	5,193,328
Kibun Food Chemifa Co. Ltd.	350,000	8,486,962
Warabeya Nichiyo Co. Ltd. (d)	65,000	936,684
		18,518,379
Personal Products 0.2%
Fancl Corp.	63,600	3,128,467

TOTAL CONSUMER STAPLES		49,245,697

ENERGY 1.8%
Energy Equipment & Services – 0.2%
Modec, Inc. (d)	79,100	2,233,162
Oil, Gas & Consumable Fuels 1.6%
Japan Petroleum Exploration Co. Ltd. (d)	50,200	2,499,757
Teikoku Oil Co. Ltd.	2,109,000	20,328,154
		22,827,911

TOTAL ENERGY		25,061,073

FINANCIALS 11.4%
Capital Markets 3.2%
E*TRADE Securities Co. Ltd. (d)	3,473	18,256,590
Matsui Securities Co. Ltd. (d)	519,000	5,780,089
SBI Holdings, Inc. (d)	30,000	14,990,746
SMBC Friend Securities Co. Ltd.	1,083,000	6,574,650
		45,602,075
Commercial Banks – 4.9%
Bank of Yokohama Ltd.	1,361,000	11,126,442
Chiba Bank Ltd.	872,000	7,785,766
Hachijuni Bank Ltd.	341,000	2,873,382

See accompanying notes which are an integral part of the financial statements.

Annual Report A-56

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Higashi Nippon Bank Ltd.	242,000	$ 1,527,809
Hokuhoku Financial Group, Inc.	750,000	3,111,164
Joyo Bank Ltd.	652,000	4,370,335
Juroku Bank Ltd.	582,000	4,858,769
Kyushu Shinwa Holdings, Inc. (a)	22,000	60,205
Mitsui Trust Holdings, Inc.	1,222,000	14,752,315
The Keiyo Bank Ltd.	1,405,000	10,573,586
Tokyo Tomin Bank Ltd. (d)	206,300	7,593,017
		68,632,790
Consumer Finance – 0.3%
Credit Saison Co. Ltd.	82,100	3,732,748
Real Estate 3.0%
Apamanshop Network Co. Ltd. (d)	2,869	3,925,671
Kenedix, Inc.	3,248	13,332,775
KK daVinci Advisors (a)(d)	3,320	15,669,703
Urban Corp.	94,500	5,876,009
Yasuragi Co. Ltd. (a)	102,200	3,451,769
		42,255,927

TOTAL FINANCIALS		160,223,540

HEALTH CARE 3.0%
Health Care Equipment & Supplies 2.1%
Asahi Intecc Co. Ltd. (d)	84,600	2,022,114
Hogy Medical Co.	320,700	17,580,404
Nakanishi, Inc. (d)	40,800	5,370,688
Sysmex Corp.	58,200	2,318,499
Sysmex Corp. New	58,200	2,318,499
		29,610,204
Health Care Providers & Services 0.4%
Soiken, Inc. (d)	176	595,958
Tokai Corp.	298,700	5,095,979
		5,691,937
Pharmaceuticals 0.5%
Sawai Pharmaceutical Co. Ltd. (d)	188,100	7,232,658

TOTAL HEALTH CARE		42,534,799

INDUSTRIALS – 21.0%
Air Freight & Logistics – 0.8%
Kintetsu World Express, Inc. (d)	253,800	5,494,875
Yusen Air & Sea Service Co. Ltd.	153,500	5,888,956
		11,383,831
Building Products – 0.4%
Comany, Inc.	157,700	2,813,359
Wavelock Holdings Co. Ltd. (d)	282,500	2,899,099
		5,712,458
Commercial Services & Supplies 5.5%
ARRK Corp. (d)	328,700	18,246,683

		Shares	Value (Note 1)
Career Design Center Co. Ltd. (d)		1,300	$3,884,084
Career Design Center Co. Ltd. New (a)	.	1,300	3,884,084
Certo Corp.		76,500	2,451,260
Fullcast Co. Ltd.		1,049	2,707,185
Gakujo Co. Ltd.		24,700	776,479
Gakujo Co. Ltd. New (a)		24,700	776,479
Ichinen Co. Ltd.		696,000	5,020,887
Intelligence Ltd. (d)		2,975	5,899,954
J Bridge Corp. (a)(d)		674,300	10,762,290
Nac Co. Ltd. (d)		170,000	2,695,650
Nisca Corp.		10,000	165,409
Prestige International, Inc. (a)		2,457	5,745,067
Relo Holdings Corp. (d)		301,600	4,492,478
TFP Consulting Group Co. Ltd. (d)		496	1,640,859
TFP Consulting Group Co. Ltd. New (d)	.	496	1,640,859
The First Energy Service Co. Ltd. (d)		352	1,228,496
The First Energy Service Co. Ltd. New (d)		1,408	4,913,986
			76,932,189
Construction & Engineering – 3.6%
Chiyoda Corp.		809,000	13,977,117
COMSYS Holdings Corp. (d)		867,000	9,798,414
Kyowa Exeo Corp. (d)		857,000	8,119,407
Token Corp. (d)		409,900	19,452,914
			51,347,852
Electrical Equipment 1.1%
Chiyoda Integre Co. Ltd.		272,000	6,901,805
Endo Lighting Corp.		523,000	6,114,510
Iwabuchi Corp		247,000	1,677,024
Sansha Electric Manufacturing Co. Ltd.	.	114,000	545,954
			15,239,293
Machinery – 5.8%
Daifuku Co. Ltd.		250,000	3,297,358
Fuji Seiko Ltd.		88,000	663,022
Hitachi Construction Machinery Co. Ltd.		100,800	1,920,478
Koyo Seiko Co. Ltd.		841,000	13,532,184
Micron Machinery Co. Ltd.		100,000	3,542,008
NGK Insulators Ltd.		409,000	4,891,513
Nihon Ceratec Co. Ltd. (d)		681	2,819,040
Nihon Trim Co. Ltd. (d)		62,700	3,377,413
Nitta Corp.		555,300	7,516,451
NTN Corp.		892,000	6,064,021
Obara Corp. (d)		81,000	2,342,921
Obara Corp. New (d)		40,500	1,171,461
OSG Corp.		654,800	11,301,658
Sumitomo Heavy Industries Ltd.		1,000,000	7,014,734
THK Co. Ltd.		535,000	12,092,622
			81,546,884
Marine – 0.6%
Mitsui O.S.K. Lines Ltd.		1,136,000	8,027,766

See accompanying notes which are an integral part of the financial statements.

A-57 Annual Report

Japan Smaller Companies
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Road & Rail 0.8%
Hamakyorex Co. Ltd. (d)	228,000	$ 8,253,484
Zero Co. Ltd.	97,300	2,949,219
		11,202,703
Trading Companies & Distributors – 2.4%
Itochu Corp.	2,408,000	16,516,113
Marubeni Corp.	3,550,000	16,663,024
Parker Corp.	51,000	525,585
		33,704,722

TOTAL INDUSTRIALS		295,097,698

INFORMATION TECHNOLOGY 23.1%
Communications Equipment – 0.4%
Allied Telesis Holdings KK (d)	400,000	2,324,388
NextCom KK (d)	550	666,833
NextCom KK New	1,650	1,971,920
Tamura Taiko Holdings, Inc.	156,000	1,047,014
		6,010,155
Computers & Peripherals 1.1%
Meiko Electronics Co. Ltd. (d)	370,900	15,963,915
Electronic Equipment & Instruments – 8.8%
A&D Co. Ltd.	127,400	1,892,168
Excel Co. Ltd.	166,400	3,710,708
Forval Corp.	390,000	4,161,036
Hamamatsu Photonics KK (d)	546,000	12,695,889
Honda Tsushin Kogyo Co. Ltd.	276,600	1,985,788
Ibiden Co. Ltd. (d)	768,800	31,159,145
Iriso Electronics Co. Ltd.	11,800	337,227
KAGA ELECTRONICS Co. Ltd.	517,500	13,377,682
Nagano Keiki Co. Ltd.	289,300	4,168,962
Nippon Electric Glass Co. Ltd.	1,213,000	23,268,089
Optoelectronics Co. Ltd. (d)	91,200	2,385,217
Shibaura Electronics Co. Ltd.	111,800	1,122,151
SK Electronics Co. Ltd. (d)	2,500	5,953,864
Sunx Ltd.	456,900	7,612,940
Tietech Co. Ltd. (d)	324,000	2,690,852
Yokogawa Electric Corp.	441,800	6,523,434
		123,045,152
Internet Software & Services 6.9%
BB Net Corp. (d)	8,000	2,982,561
Club iT Corp. (a)	247,900	5,238,326
Excite Japan Co. Ltd	1,100	6,687,380
I CF, Inc. (a)(d)	4,859	9,678,341
Index Corp. New (d)	12,700	14,297,933
livedoor Co. Ltd. (a)(d)	5,843,780	21,508,443
Sammy NetWorks Co. Ltd.	760	9,543,502
Telewave, Inc. (d)	4,550	26,597,533
		96,534,019

	Shares	Value (Note 1)
IT Services 1.4%
Cyber Firm, Inc. (a)	595	$ 1,906,535
Future System Consulting Corp. (d)	122	238,778
Otsuka Corp. (d)	202,800	17,949,197
		20,094,510
Office Electronics – 1.1%
Canon Fintech, Inc.	439,900	8,876,384
Riso Kagaku Corp.	136,500	3,032,119
Riso Kagaku Corp. New	136,500	3,032,119
		14,940,622
Semiconductors & Semiconductor Equipment – 0.3%
Elpida Memory, Inc.	20,000	507,486
Yamaichi Electronics Co. Ltd.	293,400	3,646,181
		4,153,667
Software 3.1%
Access Co. Ltd. (d)	1,100	4,820,248
Advanced Media, Inc. Japan (d)	521	3,532,854
Intelligent Wave, Inc.	3,373	11,187,713
Sumisho Computer Service Corp.	343,000	6,208,213
VIC Tokai Corp.	283,200	3,666,576
Works Applications Co. Ltd. (a)(d)	16,010	14,835,470
		44,251,074

TOTAL INFORMATION TECHNOLOGY		324,993,114

MATERIALS 9.6%
Chemicals 3.0%
C. Uyemura & Co. Ltd.	247,000	10,460,008
JSP Corp. (d)	351,300	3,148,797
Lintec Corp. (d)	584,900	9,948,310
Osaka Organic Chemical Industry Ltd. .	378,600	2,878,733
Soken Chemical & Engineer Co. Ltd.	72,800	2,162,478
Taiyo Kagaku (d)	356,800	4,634,921
Tohcello Co. Ltd. (d)	709,500	4,552,991
Zeon Corp.	385,000	4,567,804
		42,354,042
Construction Materials – 0.4%
Taiheiyo Cement Corp.	1,369,000	4,955,710
Containers & Packaging – 0.4%
Fuji Seal International, Inc. (d)	179,400	5,406,645
Metals & Mining – 5.8%
Aichi Steel Corp. (d)	2,400,000	16,897,715
Daido Steel Co. Ltd.	1,451,000	10,052,720
Hitachi Metals Ltd.	129,000	1,328,305
Kobe Steel Ltd.	4,232,000	12,497,589
Sumitomo Metal Industries Ltd.	5,474,000	18,962,298
Sumitomo Metal Mining Co. Ltd.	1,463,000	13,353,992

See accompanying notes which are an integral part of the financial statements.

Annual Report A-58

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS – continued
Metals & Mining – continued
Sumitomo Titanium Corp. (d)	38,800	$ 4,502,593
Sumitomo Titanium Corp. New (d)	38,800	4,368,187
		81,963,399

TOTAL MATERIALS		134,679,796

TELECOMMUNICATION SERVICES 0.4%
Diversified Telecommunication Services – 0.4%
Mitsui & Associates Telepark Corp. (d)	1,323	5,843,273
TOTAL COMMON STOCKS
(Cost $959,398,517)	1,354,692,351

Money Market Funds 19.0%

Fidelity Cash Central Fund,
3.92% (b)	40,187,808	40,187,808
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	226,827,880	226,827,880
TOTAL MONEY MARKET FUNDS
(Cost $267,015,688)		267,015,688

TOTAL INVESTMENT PORTFOLIO 115.3%
(Cost $1,226,414,205)	1,621,708,039

NET OTHER ASSETS (15.3)%	(215,035,106)
NET ASSETS 100%	$ 1,406,672,933

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Other Information

An affiliated company is a company in which the fund had ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning of		Sales	Dividend	end of
	period	Purchases	Proceeds	Income	period
Career Design Center Co. Ltd.	$	$ 6,190,901	$ 3,760,303	$26,945	$
Chiyoda Integre Co. Ltd.	14,601,757	—	11,304,132	121,044	—
I CF, Inc.	—	16,287,616	107,189	—	—
Total	$14,601,757	$22,478,517	$15,171,624	$147,989	$ —

See accompanying notes which are an integral part of the financial statements.

A-59 Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$215,419,688) (cost
$1,226,414,205) — See accom-
panying schedule		$1,621,708,039
Receivable for investments sold		16,954,352
Receivable for fund shares sold		6,014,035
Dividends receivable		2,473,433
Interest receivable		152,414
Other affiliated receivables		962
Other receivables		426,367
Total assets		1,647,729,602

Liabilities
Payable for investments purchased $	11,587,607
Payable for fund shares redeemed	1,408,359
Accrued management fee	804,044
Other affiliated payables	259,462
Other payables and accrued
expenses	169,317
Collateral on securities loaned, at
value	226,827,880
Total liabilities		241,056,669

Net Assets		$ 1,406,672,933
Net Assets consist of:
Paid in capital		$ 906,502,843
Undistributed net investment
income		2,487,857
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		102,469,150
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		395,213,083
Net Assets, for 98,710,753 shares
outstanding		$ 1,406,672,933
Net Asset Value, offering price
and redemption price per share
($1,406,672,933 ÷
98,710,753 shares)		$ 14.25

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends (including $147,989
received from affiliated issuers)		$10,617,287
Interest		974,123
Security lending		4,820,804
		16,412,214
Less foreign taxes withheld		(743,334)
Total income		15,668,880

Expenses
Management fee	$9,177,074
Transfer agent fees	2,477,247
Accounting and security lending
fees	609,024
Independent trustees’
compensation	6,002
Custodian fees and expenses	522,282
Registration fees	38,835
Audit	56,252
Legal	3,619
Miscellaneous	27,484
Total expenses before reductions	12,917,819
Expense reductions	(82,008)	12,835,811

Net investment income (loss)		2,833,069
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (Including
realized gain (loss) of
$5,200,792 from affiliated
issuers)	104,874,686
Foreign currency transactions	(70,042)
Total net realized gain (loss)		104,804,644
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	160,528,922
Assets and liabilities in foreign
currencies	(238,602)
Total change in net unrealized
appreciation (depreciation)		160,290,320
Net gain (loss)		265,094,964
Net increase (decrease) in net as-
sets resulting from operations .		$267,928,033

See accompanying notes which are an integral part of the financial statements.

Annual Report A-60

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$2,833,069	$	1,253,664
Net realized gain (loss)			104,804,644			77,654,004
Change in net unrealized appreciation (depreciation)			160,290,320			(20,395,531)
Net increase (decrease) in net assets resulting from operations			267,928,033			58,512,137
Distributions to shareholders from net investment income				(1,062,984)		(1,684,858)
Distributions to shareholders from net realized gain				(5,323,788)		—
Total distributions				(6,386,772)		(1,684,858)
Share transactions
Proceeds from sales of shares			408,744,851			1,097,920,415
Reinvestment of distributions				5,778,163		1,313,116
Cost of shares redeemed			(549,007,259)			(812,920,279)
Net increase (decrease) in net assets resulting from share transactions			(134,484,245)			286,313,252
Redemption fees				524,593		4,222,862
Total increase (decrease) in net assets			127,581,609			347,363,393

Net Assets
Beginning of period			1,279,091,324			931,727,931
End of period (including undistributed net investment income of $2,487,857 and undistributed net investment
income of $832,961, respectively)			$ 1,406,672,933		$ 1,279,091,324

Other Information
Shares
Sold				31,449,513		94,304,368
Issued in reinvestment of distributions				493,860		136,641
Redeemed			(43,664,409)			(74,002,513)
Net increase (decrease)			(11,721,036)			20,438,496

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$11.58	$10.35	$ 6.52	$6.97		$14.25
Income from Investment Operations
Net investment income (loss)C	03	.01	.01	—E		(.03)
Net realized and unrealized gain (loss)	2.69	1.20	3.81	(.47)		(2.80)
Total from investment operations	2.72	1.21	3.82	(.47)		(2.83)
Distributions from net investment income	(.01)	(.02)	—	—		—
Distributions from net realized gain	(.05)	—	—			(4.46)
Total distributions	(.06)	(.02)	—			(4.46)
Redemption fees added to paid in capitalC	01	.04	.01	.02		.01
Net asset value, end of period	$14.25	$11.58	$ 10.35	$6.52		$6.97
Total ReturnA,B	23.69%	12.12%	58.74%	(6.46)%		(25.96)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.02%	1.04%	1.12%	1.19%		1.21%
Expenses net of voluntary waivers, if any	1.02%	1.04%	1.12%	1.19%		1.21%
Expenses net of all reductions	1.01%	1.04%	1.12%	1.19%		1.19%
Net investment income (loss)	22%	.11%	.19%	(.06)%		(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,406,673	$1,279,091	$ 931,728	$408,611		$339,130
Portfolio turnover rate	65%	57%	43%	50%		52%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

A-61 Annual Report

Latin America Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Latin America Fund	64.94%	18.02%	13.38%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM Latin America Index performed over the same period.

Annual Report A-62

Latin America

Management’s Discussion of Fund Performance

Comments from Adam Kutas and Brent Bottamini, Co Portfolio Managers of Fidelity® Latin America Fund

Emerging markets stocks posted strong gains for the 12 months ending October 31, 2005, as the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index soared 34.34% . The lofty return was largely driven by the skyrocketing prices of oil and other commodities. Many emerging markets are commodity exporters particularly in Latin America which helped the economies and fiscal health of these countries. As such, the Latin American region generally outperformed other emerging markets. Still, neither of the top two performers were in the Western Hemisphere. Egypt and Jordan topped the index, despite making up less than 1.00% of the index combined on average during the period. Stocks in the Far East posted strong absolute returns, but mostly trailed other emerging markets because they are primarily exporters of technology, which saw diminished demand. South Korea, the largest component of the index during the past year, rose more than 46%. However, Taiwan, the second largest constituent, was a significant drag, gaining only 4%. Brazil, the largest Latin American component, was up more than 75%.

During the past year, Fidelity Latin America Fund returned 64.94%, compared to 61.55% for the MSCI Emerging Markets Latin America index and 64.64% for the LipperSM Latin American Funds Average. Versus the index, the fund benefited primarily from security selection in telecommunication services, an overweighting and stock selection in financials, and an underweighting and stock selection in industrials. On a country basis, our underweighting in the Chilean market and overweighting in Mexico contributed as well. Conversely, the fund lost some ground due to stock selection in the materials group, and holding a modest stake in cash. The appreciation of local currencies versus the dollar helped bolster the fund’s absolute return. The top performers in absolute terms included Mexican wireless company America Movil, Mexican cement producer Cemex, Brazilian energy giant Petrobras and Brazilian mining company Vale do Rio Doce. Several Brazilian bank holdings, such as Unibanco, helped relative to the index. Slight negative performance came from Chile’s Lan Airlines and Peruvian gold producer Buenaventura. Holding a smaller position than the index in Vale do Rio Doce held back the fund’s relative performance.

Note to shareholders:

Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2005, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-63 A-63

Annual Report

Latin America Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Investment Companies	95.3	98.5
Short Term Investments and
Net Other Assets	4.7	1.5

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
America Movil SA de CV Series L
sponsored ADR (Mexico,
Wireless Telecommunication
Services)	8.9	8.1
Petroleo Brasileiro SA Petrobras
(PN) (Brazil, Oil, Gas &
Consumable Fuels)	5.8	8.3
Cemex SA de CV sponsored ADR
(Mexico, Construction Materials)	5.5	5.3
Banco Bradesco SA (PN) (Brazil,
Commercial Banks)	5.1	3.6
Banco Itau Holding Financeira SA
(Brazil, Commercial Banks)	4.9	4.6
Telefonos de Mexico SA de CV
Series L sponsored ADR
(Mexico, Diversified
Telecommunication Services)	4.4	6.3
Petroleo Brasileiro SA Petrobras
sponsored ADR (non vtg.)
(Brazil, Oil, Gas & Consumable
Fuels)	4.3	3.1
Companhia Vale do Rio Doce
(PN A) (Brazil, Metals & Mining)	3.7	3.6
Uniao de Bancos Brasileiros SA
(Unibanco) (Brazil, Commercial
Banks)	3.6	1.8
Companhia Vale do Rio Doce
sponsored ADR (non vtg.)
(Brazil, Metals & Mining)	3.5	3.6
	49.7
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Materials	28.8	25.7
Telecommunication Services	16.5	20.7
Financials	13.9	13.9
Energy	10.7	13.2
Consumer Staples	9.4	10.8
Consumer Discretionary	6.6	5.2
Utilities	4.5	5.9
Industrials	3.0	2.5
Health Care	0.5	0.6

Annual Report A-64

Latin America
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 93.9%
	Shares	Value (Note 1)
Argentina – 0.1%
Cresud S.A.C.I.F.y A. sponsored
ADR (d)	77,400	$850,626
Brazil 52.2%
AES Tiete SA (PN)	217,900,000	4,789,968
Aracruz Celulose SA (PN B) sponsored
ADR	262,700	10,061,410
Banco Bradesco SA:
(PN)	619,777	31,899,882
(PN) sponsored ADR (non vtg.) (d)	733,650	38,069,099
Banco Itau Holding Financeira SA:
(PN)	2,159,040	51,497,486
sponsored ADR (non vtg.) (d)	679,200	16,273,632
Banco Nossa Caixa SA	189,000	3,130,695
Braskem SA (PN A)	735,500	6,333,309
Centrais Electricas Brasileiras SA
(Electrobras) (PN B)	812,614,100	14,037,965
Companhia de Bebidas das Americas
(AmBev):
(PN) sponsored ADR	668,126	23,718,473
sponsored ADR	74,145	2,070,870
Companhia de Concessoes Rodoviarias	118,200	3,148,956
Companhia de Saneamento Basico do
Estado de Sao Paulo (SABESP)
sponsored ADR (a)(d)	271,800	4,362,390
Companhia Energetica de Minas Gerais
(CEMIG) (PN) sponsored ADR
(non vtg.)	231,700	8,433,880
Companhia Paranaense de
Energia Copel (PN B) sponsored ADR	265,500	1,959,390
Companhia Siderurgica de Tubarao
(CST) (PN)	69,505,700	4,293,871
Companhia Siderurgica Nacional SA
(CSN) sponsored ADR (d)	1,627,600	31,249,920
Companhia Vale do Rio Doce:
(PN A)	214,000	7,848,948
(PN A) sponsored ADR (non vtg.) (a)	1,187,000	43,800,300
sponsored ADR (non vtg.)	1,187,700	49,087,641
Cyrela Brazil Realty SA	918,000	7,276,978
Diagnosticos da America SA	411,500	6,706,657
Embraer – Empresa Brasileira de
Aeronautica SA sponsored ADR	195,400	7,579,566
Embratel Participacoes SA sponsored
ADR (a)(d)	1,119,800	13,661,560
Empresa Nacional de Comercio Redito
e Participacoes SA (PN) (a)	11,465,310	76,374
Energias do Brasil SA	462,000	4,675,806
Gerdau SA	170,550	1,775,332
Gerdau SA sponsored ADR (d)	1,458,330	19,789,538
Lojas Renner SA	354,600	9,448,441
Natura Cosmeticos SA	83,100	3,357,878
Petroleo Brasileiro SA Petrobras:
(PN)	2,198,680	31,245,119
(PN) sponsored ADR (non vtg.)	850,000	48,764,500
sponsored ADR (non vtg.)	941,200	60,142,680
Tam SA (PN) (a)	1,213,600	15,117,453

	Shares	Value (Note 1)
Tele Norte Leste Participacoes SA	223,100	$ 5,338,231
Tele Norte Leste Participacoes SA
sponsored ADR (non vtg.) (d)	1,373,800	24,316,260
Uniao de Bancos Brasileiros SA
(Unibanco):
unit	215,600	2,261,512
GDR	918,600	48,042,780
Usinas Siderurgicas de Minas Gerais
SA (Usiminas) (PN A)	1,921,700	38,744,640
Votorantim Celulose e Papel SA:
(PN) (non vtg.)	96,565	1,161,713
sponsored ADR (non vtg.) (d)	1,381,150	16,532,366
TOTAL BRAZIL		722,083,469

Canada 1.5%
Gerdau AmeriSteel Corp.	1,931,900	9,176,934
Glamis Gold Ltd. (a)	271,400	5,671,594
Meridian Gold, Inc. (a)	349,200	6,549,348
TOTAL CANADA		21,397,876

Cayman Islands 0.1%
Apex Silver Mines Ltd. (a)	107,300	1,643,836
Chile 4.2%
Compania Acero del Pacifico SA	1,125,024	14,269,604
Empresa Nacional de Electricidad SA
sponsored ADR	465,400	13,859,612
Enersis SA sponsored ADR	1,113,800	12,173,834
Lan Airlines SA sponsored ADR (d)	493,500	15,900,570
Vina Concha y Toro SA sponsored ADR	84,550	2,365,709
TOTAL CHILE		58,569,329

Luxembourg 0.6%
Tenaris SA sponsored ADR	74,869	8,224,360
Mexico – 33.7%
Alsea SA de CV	1,054,400	2,641,377
America Movil SA de CV Series L
sponsored ADR	4,710,100	123,640,123
Cemex SA de CV sponsored ADR	1,463,457	76,202,206
Consorcio ARA SA de CV	1,350,100	4,983,078
Corporacion Geo SA de CV Series B (a)	4,354,400	13,467,716
Fomento Economico Mexicano SA de
CV sponsored ADR	532,365	36,195,496
Grupo Continental SA Series I	2,997,800	4,961,128
Grupo Mexico SA de CV Series B	13,734,422	26,498,546
Grupo Modelo SA de CV Series C	3,948,100	12,119,562
Grupo Televisa SA de CV (CPO)
sponsored ADR	536,800	39,240,080
Industrias Penoles SA de CV	1,835,000	8,026,636
Sare Holding SA de CV Series B (a)	4,882,100	5,024,227
Telefonos de Mexico SA de CV Series L
sponsored ADR	3,057,400	61,698,332
Urbi, Desarrollos Urbanos, SA de
CV (a)	1,286,400	8,229,334
Wal Mart de Mexico SA de CV Series V	8,781,393	42,881,139
TOTAL MEXICO		465,808,980
See accompanying notes which are an integral part of the financial statements.

A-65 A-65 Annual Report

Latin America
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Peru 0.6%
Compania de Minas Buenaventura SA
sponsored ADR	293,300	$ 7,558,341
United States of America – 0.9%
Southern Copper Corp.	231,200	12,748,368
TOTAL COMMON STOCKS
(Cost $937,514,022)	1,298,885,185

Investment Companies 1.4%

United States of America – 1.4%
iShares S&P Latin America 40 Index
Fund (d)
(Cost $17,758,423)	171,800	19,817,130

Money Market Funds 11.3%

Fidelity Cash Central Fund,
3.92% (b)	57,501,213	57,501,213
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	98,626,327	98,626,327
TOTAL MONEY MARKET FUNDS
(Cost $156,127,540)		156,127,540

TOTAL INVESTMENT PORTFOLIO 106.6%
(Cost $1,111,399,985)	1,474,829,855

NET OTHER ASSETS (6.6)%		(90,747,097)
NET ASSETS 100%	$ 1,384,082,758

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-66

Latin America

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$99,581,058) (cost
$1,111,399,985) — See accom-
panying schedule		$1,474,829,855
Foreign currency held at value
(cost $153,439)		153,989
Receivable for investments sold		14,516,074
Receivable for fund shares sold		11,504,815
Dividends receivable		3,852,331
Interest receivable		112,339
Other affiliated receivables		2,323
Other receivables		263,616
Total assets		1,505,235,342

Liabilities
Payable for investments purchased $	19,923,624
Payable for fund shares redeemed	1,318,753
Accrued management fee	793,863
Other affiliated payables	276,623
Other payables and accrued
expenses	213,394
Collateral on securities loaned, at
value	98,626,327
Total liabilities		121,152,584

Net Assets		$ 1,384,082,758
Net Assets consist of:
Paid in capital		$ 985,828,111
Undistributed net investment
income		16,852,142
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		17,945,649
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		363,456,856
Net Assets, for 47,071,770 shares
outstanding		$ 1,384,082,758
Net Asset Value, offering price
and redemption price per share
($1,384,082,758 ÷
47,071,770 shares)		$ 29.40

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$26,728,679
Interest		711,175
Security lending		517,421
		27,957,275
Less foreign taxes withheld		(1,987,092)
Total income		25,970,183

Expenses
Management fee	$5,466,515
Transfer agent fees	1,772,464
Accounting and security lending
fees	358,815
Independent trustees’
compensation	3,810
Custodian fees and expenses	417,925
Registration fees	120,738
Audit	74,944
Legal	1,029
Interest	5,470
Miscellaneous	115,000
Total expenses before reductions	8,336,710
Expense reductions	(463,991)	7,872,719

Net investment income (loss)		18,097,464
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	81,483,358
Foreign currency transactions	(564,206)
Total net realized gain (loss)		80,919,152
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	247,555,531
Assets and liabilities in foreign
currencies	32,708
Total change in net unrealized
appreciation (depreciation)		247,588,239
Net gain (loss)		328,507,391
Net increase (decrease) in net as-
sets resulting from operations .		$346,604,855

See accompanying notes which are an integral part of the financial statements.

A-67 Annual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$18,097,464	$	7,432,184
Net realized gain (loss)				80,919,152		21,419,141
Change in net unrealized appreciation (depreciation)			247,588,239			53,156,255
Net increase (decrease) in net assets resulting from operations			346,604,855			82,007,580
Distributions to shareholders from net investment income				(6,575,674)		(3,905,133)
Share transactions
Proceeds from sales of shares			1,044,234,301			169,215,930
Reinvestment of distributions				6,298,102		3,746,651
Cost of shares redeemed			(365,491,989)			(113,691,284)
Net increase (decrease) in net assets resulting from share transactions			685,040,414			59,271,297
Redemption fees				1,678,494		442,226
Total increase (decrease) in net assets			1,026,748,089			137,815,970

Net Assets
Beginning of period			357,334,669			219,518,699
End of period (including undistributed net investment income of $16,852,142 and undistributed net investment
income of $5,894,558, respectively)			$ 1,384,082,758			$357,334,669

Other Information
Shares
Sold				42,509,771		10,428,289
Issued in reinvestment of distributions				323,696		264,221
Redeemed			(15,505,564)			(7,355,849)
Net increase (decrease)				27,327,903		3,336,661

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$18.10	$13.38	$ 8.92	$10.40		$13.87
Income from Investment Operations
Net investment income (loss)C	57	.40	.20	.17		.27D
Net realized and unrealized gain (loss)	10.98	4.53	4.42	(1.41)		(3.68)
Total from investment operations	11.55	4.93	4.62	(1.24)		(3.41)
Distributions from net investment income	(.30)	(.23)	(.17)	(.25)		(.07)
Redemption fees added to paid in capitalC	05	.02	.01	.01		.01
Net asset value, end of period	$29.40	$18.10	$ 13.38	$8.92		$10.40
Total ReturnA,B	64.94%	37.47%	52.83%	(12.37)%		(24.61)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.10%	1.19%	1.31%	1.44%		1.41%
Expenses net of voluntary waivers, if any	1.10%	1.19%	1.31%	1.44%		1.41%
Expenses net of all reductions	1.04%	1.16%	1.31%	1.41%		1.35%
Net investment income (loss)	2.38%	2.56%	1.89%	1.57%		2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,384,083	$357,335	$ 219,519	$140,399		$184,457
Portfolio turnover rate	40%	25%	28%	128%		96%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DInvestment income per share reflects a special dividend which amounted to $.07 per share. EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-68

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Life of
October 31, 2005	year	years	FundA
Fidelity Nordic Fund	27.56%	3.35%	13.64%

A From November 1, 1995.
$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the FTSE World Nordic Index performed over the same period.

A-69

Annual Report

Nordic

Management’s Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Nordic Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the year ending October 31, 2005, Fidelity Nordic Fund returned 27.56%, outperforming both the Financial Times Stock Exchange (FTSE) World Nordic Index, which rose 20.07%, and the LipperSM European Region Funds Average, which gained 18.34% . Returns for U.S. investors in Nordic markets, although robust, were tempered by the strength of the U.S. dollar versus local currencies. Strong global growth provided a favorable backdrop for Nordic equities, especially for Norway’s energy related industries and Sweden’s heavy industrial companies. My early overweighting of energy stocks relative to the index and good overall security selection contributed to the fund’s outperformance. However, we had weak results in Denmark, which limited our upside. Energy investments that boosted returns included three Norwegian companies: Ocean RIG, which owns sophisticated deep water drilling rigs, as well as Fred Olsen Energy and Stolt Offshore, two engineering companies that provide services to drilling rigs. Hansabank, a Baltic banking company, appreciated as Swedbank purchased those shares it did not already own. I sold the Fred Olsen and Stolt positions. On the downside, two Swedish retailers detracted from performance. Food retailer Axfood was pressured by new, low cost competition, while Mekonomen an auto parts retailer had difficulty executing a restructuring program. I sold the Axfood holding. In addition, I did not own any shares of TDC, a Danish telecommunication services company and major index component that did very well.

Note to shareholders:

Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2005, the fund did not have more than 25% of its total assets in any one industry.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-70

Nordic Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	100.2	91.5
Short Term Investments and
Net Other Assets	(0.2)	8.5

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Telefonaktiebolaget LM Ericsson (B
Shares) (Sweden,
Communications Equipment)	9.7	10.1
Nokia Corp. (Finland,
Communications Equipment)	9.5	9.2
Nordea Bank AB (Sweden,
Commercial Banks)	5.3	3.3
Danske Bank AS (Denmark,
Commercial Banks)	4.0	1.0
AstraZeneca PLC (Sweden)
(United Kingdom,
Pharmaceuticals)	3.8	0.0
Norsk Hydro ASA (Norway, Oil,
Gas & Consumable Fuels)	3.1	4.4
Svenska Handelsbanken AB (A
Shares) (Sweden, Commercial
Banks)	3.0	2.9
Investor AB (B Shares) (Sweden,
Diversified Financial Services)	2.7	0.0
DnB NOR ASA (Norway,
Commercial Banks)	2.7	3.9
TANDBERG ASA (Norway,
Communications Equipment)	2.7	3.1
	46.5
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.9	16.0
Information Technology	22.9	23.5
Health Care	13.3	9.4
Industrials	12.5	12.4
Energy	12.2	14.8
Consumer Discretionary	7.7	11.4
Consumer Staples	3.6	2.2
Utilities	1.5	0.0
Telecommunication Services	0.8	0.9
Materials	0.8	0.9

A-71 Annual Report

Nordic
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 100.2%
	Shares	Value (Note 1)
Bermuda 0.4%
SeaDrill Ltd. (a)(e)	119,983	$737,676
Denmark – 9.6%
Bang & Olufsen AS Series B	5,550	530,418
Coloplast AS Series B	14,650	840,067
Danske Bank AS	239,420	7,508,614
GN Store Nordic AS	115,100	1,386,580
H. Lundbeck AS	59,600	1,392,892
Novo Nordisk AS Series B	57,695	2,956,223
Novozymes AS Series B	29,200	1,526,659
Rockwool International AS Series B	5,600	439,851
Vestas Wind Systems AS (a)(d)	65,400	1,415,516
TOTAL DENMARK		17,996,820

Estonia 1.0%
Tallinna Vesi AS	109,562	1,880,752
Finland – 14.7%
Fortum Oyj	48,600	860,489
Kesko Oyj	28,600	786,481
Marimekko Oyj	36,500	702,258
Metso Corp.	73,300	1,906,744
Neste Oil Oyj	72,000	2,231,114
Nokia Corp.	1,062,395	17,869,481
Nokian Tyres Ltd.	162,900	2,538,593
TietoEnator Oyj	21,160	672,187
TOTAL FINLAND		27,567,347

Iceland 1.1%
Ossur Hf (a)	1,345,670	2,011,267
Luxembourg 1.2%
Millicom International Cellular SA unit (a)	42,160	807,556
Oriflame Cosmetics SA unit	36,300	936,960
Transcom WorldWide SA Series B (a)	63,500	448,641
TOTAL LUXEMBOURG		2,193,157

Norway 22.3%
Aker Kvaerner ASA (a)	55,100	2,862,558
Awilco Offshore ASA	107,200	499,256
DnB NOR ASA	501,600	5,127,021
Farstad Shipping ASA	55,800	741,884
Havila Shipping ASA	57,300	413,941
Leroy Seafood Group ASA (d)	121,300	988,149
Norsk Hydro ASA	58,200	5,768,784
Norwegian Air Shuttle AS (a)(d)	109,600	1,069,720
Ocean RIG ASA (a)	163,800	1,825,315
Orkla ASA (A Shares)	70,135	2,457,851
Otrum Electronics ASA (a)	94,000	424,777
Rocksource ASA (a)	1,289,200	269,492
Schibsted ASA (B Shares)	74,200	2,138,411
Sevan Marine ASA (a)(d)	225,400	925,020

	Shares	Value (Note 1)
Solstad Offshore ASA	91,600	$ 1,267,138
Statoil ASA	197,054	4,406,910
Steen & Stroem ASA	4,800	147,556
Storebrand ASA (A Shares)	415,700	3,817,718
TANDBERG ASA	507,500	4,992,315
TANDBERG Television ASA (a)	83,000	1,033,354
Telenor ASA	83,300	813,026
TOTAL NORWAY		41,990,196

Sweden 43.7%
AarhusKarlshamn AB (a)	9,400	179,463
ABB Ltd. (Sweden) (a)	129,500	988,140
Assa Abloy AB (B Shares)	125,602	1,798,472
Atlas Copco AB (A Shares)	76,400	1,396,236
Capio AB (a)	105,000	1,813,403
Cherryforetagen AB (B Shares) (a)	35,000	118,256
Elekta AB (B Shares)	117,900	1,799,254
Forenings Sparbanken AB (A Shares)	164,200	4,052,641
Getinge AB (B Shares)	66,760	834,338
Hennes & Mauritz AB (H&M) (B Shares) .	144,440	4,689,758
Hexagon AB (B Shares) (d)	83,200	1,959,417
Intrum Justitia AB (a)	256,700	2,192,488
Investor AB (B Shares)	351,000	5,180,210
Lundin Petroleum AB (a)	85,600	865,510
Meda AB:
(A Shares)	60,650	788,449
(A Shares) rights 11/24/05 (a)	121,300	220,918
Mekonomen AB	126,600	1,478,833
Modern Times Group AB (MTG)
(B Shares) (a)	43,300	1,656,066
NCC AB Series B	49,800	900,729
NeoNet AB (a)	112,000	150,523
Nordea Bank AB	1,018,600	9,979,313
Peab AB	27,600	317,200
Pergo AB (a)	109,500	550,144
Sandvik AB	65,500	3,150,957
Securitas AB (B Shares)	131,500	1,998,543
Skandia Foersaekrings AB	296,900	1,480,482
Skandinaviska Enskilda Banken AB
(A Shares)	211,400	3,943,064
Skanska AB (B Shares)	51,500	721,248
SKF AB (B Shares)	115,900	1,463,025
Studsvik AB (a)	1,800	38,661
Svenska Handelsbanken AB (A Shares) .	245,716	5,601,604
Swedish Match Co.	141,000	1,602,766
Telefonaktiebolaget LM Ericsson
(B Shares)	5,544,200	18,190,520
Uniflex AB	11,580	73,452
Wihlborgs Fastigheter AB (a)	3,260	70,019
TOTAL SWEDEN		82,244,102

Switzerland 1.5%
Nobel Biocare Holding AG (Switzerland)	12,448	2,870,239

See accompanying notes which are an integral part of the financial statements.

Annual Report A-72

Common Stocks continued
	Shares	Value (Note 1)
United Kingdom – 4.7%
AstraZeneca PLC (Sweden)	158,500	$ 7,107,222
Axis Shield PLC (a)	172,300	967,004
Group 4 Securicor PLC (Denmark)	184,418	491,722
Unibet Group PLC unit	14,000	291,903
TOTAL UNITED KINGDOM		8,857,851

TOTAL COMMON STOCKS
(Cost $162,758,913)		188,349,407

Money Market Funds 2.2%

Fidelity Cash Central Fund,
3.92% (b)	985,223	985,223
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	3,246,365	3,246,365
TOTAL MONEY MARKET FUNDS
(Cost $4,231,588)		4,231,588

TOTAL INVESTMENT PORTFOLIO 102.4%
(Cost $166,990,501)		192,580,995

NET OTHER ASSETS (2.4)%		(4,569,735)
NET ASSETS 100%		$188,011,260

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities – Investment in securities not registered under the
Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to
$737,676 or 0.4% of net assets.

Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
SeaDrill Ltd.	6/6/05 – 6/8/05	$414,412

See accompanying notes which are an integral part of the financial statements.

A-73 Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$3,099,579) (cost
$166,990,501) — See accom-
panying schedule		$192,580,995
Receivable for investments sold		248,390
Receivable for fund shares sold		411,606
Dividends receivable		11,994
Interest receivable		7,562
Other affiliated receivables		674
Other receivables		12,935
Total assets		193,274,156

Liabilities
Payable to custodian bank	$28,801
Payable for investments purchased	1,165,939
Payable for fund shares redeemed	585,831
Accrued management fee	115,908
Other affiliated payables	51,680
Other payables and accrued
expenses	68,372
Collateral on securities loaned, at
value	3,246,365
Total liabilities		5,262,896

Net Assets		$188,011,260
Net Assets consist of:
Paid in capital		$144,560,534
Undistributed net investment
income		3,006,975
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		14,853,888
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		25,589,863
Net Assets, for 6,080,204 shares
outstanding		$188,011,260
Net Asset Value, offering price
and redemption price per share
($188,011,260 ÷ 6,080,204
shares)		$30.92

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$5,186,952
Interest		121,282
Security lending		344,517
		5,652,751
Less foreign taxes withheld		(649,695)
Total income		5,003,056

Expenses
Management fee	$1,193,314
Transfer agent fees	457,715
Accounting and security lending
fees	84,938
Independent trustees’
compensation	735
Custodian fees and expenses	120,389
Registration fees	24,370
Audit	49,688
Legal	415
Miscellaneous	2,241
Total expenses before reductions	1,933,805
Expense reductions	(57,767)	1,876,038

Net investment income (loss)		3,127,018
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	22,652,297
Foreign currency transactions	(44,986)
Total net realized gain (loss)		22,607,311
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	8,542,457
Assets and liabilities in foreign
currencies	(2,915)
Total change in net unrealized
appreciation (depreciation)		8,539,542
Net gain (loss)		31,146,853
Net increase (decrease) in net as-
sets resulting from operations .		$34,273,871

See accompanying notes which are an integral part of the financial statements.

Annual Report A-74

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$3,127,018	$	1,181,777
Net realized gain (loss)				22,607,311		18,349,102
Change in net unrealized appreciation (depreciation)				8,539,542		918,272
Net increase (decrease) in net assets resulting from operations				34,273,871		20,449,151
Distributions to shareholders from net investment income				(1,181,664)		(633,291)
Share transactions
Proceeds from sales of shares				95,465,404		51,430,152
Reinvestment of distributions				1,146,167		613,718
Cost of shares redeemed			(58,327,971)			(36,891,811)
Net increase (decrease) in net assets resulting from share transactions				38,283,600		15,152,059
Redemption fees				142,810		187,429
Total increase (decrease) in net assets				71,518,617		35,155,348

Net Assets
Beginning of period			116,492,643			81,337,295
End of period (including undistributed net investment income of $3,006,975 and undistributed net investment in-
come of $1,106,605, respectively)			$ 188,011,260			$116,492,643

Other Information
Shares
Sold				3,292,109		2,222,711
Issued in reinvestment of distributions				43,024		29,807
Redeemed				(2,021,076)		(1,659,315)
Net increase (decrease)				1,314,057		593,203

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$24.44	$19.49	$15.36	$17.31		$27.19
Income from Investment Operations
Net investment income (loss)C	55	.26	.11	.10		.07
Net realized and unrealized gain (loss)	6.12	4.80	4.14	(1.99)		(9.71)
Total from investment operations	6.67	5.06	4.25	(1.89)		(9.64)
Distributions from net investment income	(.22)	(.15)	(.12)	(.06)		(.03)
Distributions from net realized gain	—	—	—	—		(.22)
Total distributions	(.22)	(.15)	(.12)	(.06)		(.25)
Redemption fees added to paid in capitalC	03	.04	E	—E		.01
Net asset value, end of period	$30.92	$24.44	$19.49	$15.36		$17.31
Total ReturnA,B	27.56%	26.31%	27.87%	(10.97)%		(35.72)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.17%	1.28%	1.43%	1.35%		1.26%
Expenses net of voluntary waivers, if any	1.17%	1.28%	1.43%	1.35%		1.26%
Expenses net of all reductions	1.13%	1.24%	1.40%	1.30%		1.20%
Net investment income (loss)	1.89%	1.16%	.67%	.57%		.34%
Supplemental Data
Net assets, end of period (000 omitted)	$188,011	$116,493	$81,337	$73,992		$98,434
Portfolio turnover rate	76%	90%	96%	106%		88%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

A-75 Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Pacific Basin Fund	26.62%	3.89%	5.56%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country Pacific Index performed over the same period.

Annual Report

A-76

Pacific Basin

Management’s Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund returned 26.62%, topping the 21.74% return of the MSCI All Country Pacific index, as well as the 24.72% return of the LipperSM Pacific Region Funds Average. On a country basis, solid stock picking outside of the index in India and South Korea —combined with favorable currency movements in those markets — drove the fund’s results. From a sector standpoint, my picks in information technol ogy — particularly software and services — aided performance. India based Geodesic Information Systems was the top contributor relative to the index and in absolute terms. The company continued to benefit from strong sales of its instant messaging application. Another Indian holding that performed extremely well was Crompton Greaves, a supplier of transformers and related equipment to the power industry. On the other hand, the materials and consumer staples sectors had a negative impact on performance — mostly due to poor stock selection. Geographically, there were only a few modest negative influences, China and Japan being the most notable. Singapore based Accord Customer Care Solutions — the biggest detractor in absolute and relative terms — dropped sharply when it lost a key customer for its wireless handset repair services, and I sold the stock. Chinese agricultural products holding Global Bio Chem Technology Group also struggled, due in part to a decline in the market price of lysine, an ingredient it supplies to livestock feed makers. In absolute terms, the fund’s return was limited by the depreciation of the Japanese yen versus the U.S. dollar, while in relative terms the fund benefited from the yen’s weakness because of its underweighting in Japan.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

A-77 A-77

Annual Report

Pacific Basin Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	97.7	99.0
Short Term Investments and
Net Other Assets	2.3	1.0

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Toyota Motor Corp. (Japan,
Automobiles)	2.8	2.6
Sumitomo Mitsui Financial Group,
Inc. (Japan, Commercial Banks)	1.9	1.1
BHP Billiton Ltd. (Australia, Metals
& Mining)	1.8	1.8
Nippon Electric Glass Co. Ltd.
(Japan, Electronic Equipment &
Instruments)	1.5	1.7
Esprit Holdings Ltd. (Hong Kong,
Specialty Retail)	1.2	1.6
Softbank Corp. (Japan, Internet
Software & Services)	1.2	0.6
Sompo Japan Insurance, Inc.
(Japan, Insurance)	1.2	0.0
Hyundai Motor Co. (Korea
(South), Automobiles)	1.1	1.1
Mizuho Financial Group, Inc.
(Japan, Commercial Banks)	1.1	0.6
NHN Corp. (Korea (South),
Internet Software & Services)	1.1	0.2
	14.9
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	22.0	24.1
Financials	20.8	17.5
Information Technology	18.9	16.4
Industrials	16.2	20.5
Materials	4.9	5.9
Health Care	4.7	4.5
Consumer Staples	4.1	3.7
Energy	2.5	2.9
Telecommunication Services	2.5	3.1
Utilities	1.1	0.4

Annual Report A-78

Pacific Basin
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.7%
	Shares	Value (Note 1)
Australia 10.1%
ABC Learning Centres Ltd.	414,467	$2,014,465
AMP Ltd.	326,199	1,778,143
BHP Billiton Ltd.	764,530	11,869,330
Billabong International Ltd.	269,567	2,608,299
Bradken Ltd.	1,132,139	3,174,589
Cochlear Ltd.	52,300	1,485,296
Computershare Ltd.	939,100	4,599,489
ConnectEast Group unit	4,190,868	2,271,948
Downer EDI Ltd.	824,355	3,747,782
Macquarie Airports unit	796,870	1,787,579
Macquarie Bank Ltd.	103,898	5,024,195
Macquarie Communications
Infrastructure Group unit	539,300	2,318,754
Macquarie Infrastructure Group unit	2,116,213	5,427,626
Newcrest Mining Ltd.	225,554	3,069,576
PMP Ltd. (a)	1,041,700	1,226,817
QBE Insurance Group Ltd.	260,135	3,462,384
Seek Ltd.	1,169,800	2,484,199
Sonic Healthcare Ltd.	220,899	2,408,284
United Group Ltd.	385,894	3,029,798
WorleyParsons Ltd. (d)	266,900	1,955,830
TOTAL AUSTRALIA		65,744,383

Bermuda 0.7%
Asia Aluminum Holdings Ltd.	9,088,000	738,566
China Lotsynergy Holding Ltd. (a)	4,760,000	1,565,769
Ports Design Ltd.	1,516,000	1,417,809
Skyworth Digital Holdings Ltd.	3,418,000	511,459
TOTAL BERMUDA		4,233,603

Cayman Islands 2.3%
AAC Acoustic Technology Holdings, Inc.	1,164,000	585,596
Foxconn International Holdings Ltd.	1,890,000	2,023,581
FU JI Food & Catering Services Holdings
Ltd.	1,060,000	1,203,287
Hutchison Telecommunications
International Ltd.	1,796,000	2,270,456
Kingboard Chemical Holdings Ltd.	1,199,400	2,537,398
KongZhong Corp. sponsored ADR (a)	204,800	2,596,864
Norstar Founders Group Ltd.	4,304,000	1,165,929
SinoCom Software Group Ltd.	2,528,000	1,891,410
Xinyu Hengdeli Holdings Ltd.	2,416,000	582,800
TOTAL CAYMAN ISLANDS		14,857,321

China – 3.7%
Beijing Media Corp. Ltd. (H Shares)	887,000	1,144,206
China Construction Bank Corp. (H
Shares)	4,012,000	1,216,212
China Mengniu Dairy Co. Ltd.	1,702,000	1,339,276
China Sun Bio chem Technology Group
Co. Ltd.	4,500,000	1,168,935
Chitaly Holdings Ltd.	2,700,000	1,419,293
Global Bio Chem Technology Group Co.
Ltd.	4,060,000	1,610,467

	Shares	Value (Note 1)
Li Ning Co. Ltd.	3,044,000	$1,845,539
PetroChina Co. Ltd. (H Shares)	3,586,000	2,751,540
Ping An Insurance (Group) Co. of China,
Ltd. (H Shares)	1,111,500	1,799,425
Shanghai Electric (Group) Corp.
(H Shares)	6,406,000	2,024,574
Tong Ren Tang Technologies Co. Ltd.
(H Shares)	567,000	1,002,038
Vision Grande Group Holdings Ltd.	1,886,000	1,228,609
Weichai Power Co. Ltd. (H Shares)	666,000	1,271,501
Wumart Stores, Inc. (H Shares)	85,000	175,436
Xinao Gas Holdings Ltd.	2,442,000	1,858,567
Yantai Changyu Pioneer Wine Co.
(B Shares)	1,135,700	1,904,529
TOTAL CHINA		23,760,147

Hong Kong – 6.2%
ASM Pacific Technology Ltd.	296,000	1,368,868
China Overseas Land & Investment Ltd. .	6,722,000	2,059,410
CNOOC Ltd.	4,853,000	3,188,421
Esprit Holdings Ltd.	1,098,500	7,744,098
Hanny Holdings Ltd.	2,670,759	1,498,665
Hengan International Group Co. Ltd.	522,000	484,823
Hong Kong & China Gas Co. Ltd.	1,165,000	2,404,510
Hutchison Whampoa Ltd.	399,000	3,777,892
Lung Kee (Bermuda) Holdings	698,000	522,233
PYI Corp. Ltd.	14,648,000	2,796,538
Shanghai Industrial Holdings Ltd. Class H	692,000	1,231,873
Shun Tak Holdings Ltd.	3,136,000	2,265,399
Solomon Systech Ltd.	5,296,000	1,947,034
Techtronic Industries Co. Ltd.	1,827,500	4,490,896
Television Broadcasts Ltd.	419,000	2,326,847
Wharf Holdings Ltd.	660,000	2,251,906
TOTAL HONG KONG		40,359,413

India 3.7%
Bajaj Auto Ltd.	30,383	1,150,873
Cipla Ltd.	161,176	1,288,657
Crompton Greaves Ltd.	83,173	1,135,670
Financial Technology (India) Ltd.	108,228	2,353,065
Geodesic Information Systems Ltd.	840,529	4,074,897
Housing Development Finance Corp. Ltd.	63,800	1,370,136
IVRCL Infrastructures & Projects Ltd.	120,891	1,734,774
Max India Ltd. (a)	218,465	2,859,628
Pfizer Ltd.	85,600	1,470,793
Praj Industries Ltd.	214,484	413,311
Shree Renuka Sugars Ltd.	95,728	552,873
State Bank of India	208,783	4,329,549
Suzlon Energy Ltd. (a)	87,270	1,383,695
TOTAL INDIA		24,117,921

Indonesia – 1.4%
PT Mitra Adiperkasa Tbk	29,415,000	2,905,908
PT Perusahaan Gas Negara Tbk Series B	4,862,000	2,593,712

See accompanying notes which are an integral part of the financial statements.

A-79 A-79 Annual Report

Pacific Basin
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Indonesia – continued
PT Semen Gresik Tbk	559,500	$1,033,605
PT Telkomunikasi Indonesia Tbk Series B	5,140,000	2,538,903
TOTAL INDONESIA		9,072,128

Japan 46.8%
Aeon Co. Ltd.	70,800	1,471,535
Aisin Seiki Co. Ltd.	86,800	2,615,924
Aruze Corp. (d)	105,900	1,925,934
Asahi Breweries Ltd.	184,700	2,314,524
Asics Corp. (d)	293,000	2,527,279
Astellas Pharma, Inc.	122,800	4,413,394
Bandai Visual Co. Ltd.	473	1,589,348
Casio Computer Co. Ltd.	153,000	2,318,759
Chiyoda Corp.	188,000	3,248,082
Chugai Pharmaceutical Co. Ltd.	124,100	2,729,805
Commuture Corp. (d)	234,000	2,087,273
Cosmo Oil Co. Ltd. (d)	393,000	1,912,736
Credit Saison Co. Ltd.	68,700	3,123,505
Cyber Agent Ltd. (d)	530	954,697
Cyber Agent Ltd. New (d)	530	954,697
Daikin Industries Ltd.	93,500	2,445,371
Dip Corp. (a)(d)	481	749,797
Doshisha Co. Ltd.	28,500	505,970
E*TRADE Securities Co. Ltd. (d)	499	2,623,103
East Japan Railway Co	698	4,170,909
Eisai Co. Ltd.	61,900	2,433,732
Fuji Television Network, Inc.	755	1,686,914
Fujitsu Ltd.	671,000	4,439,582
Hamakyorex Co. Ltd. (d)	173,200	6,269,752
Hikari Tsushin, Inc.	34,900	2,245,642
Hitachi Koki Co. Ltd.	144,000	1,964,126
Hitachi Metals Ltd.	29,000	298,611
Hokuhoku Financial Group, Inc.	831,000	3,447,170
Hokuto Corp. (d)	40,500	657,281
Hoya Corp.	29,400	1,033,712
Hoya Corp. New	88,200	3,078,221
Index Corp. New (d)	1,336	1,504,098
Intelligent Wave, Inc.	1,398	4,636,947
Ise Chemical Corp.	333,000	1,710,114
JAFCO Co. Ltd.	37,300	2,248,248
Japan Logistics Fund, Inc	324	2,034,273
JSR Corp.	141,300	3,346,769
Kamigumi Co. Ltd.	236,000	1,951,828
Keihanshin Real Estate Co. Ltd.	4,000	28,821
Kitz Corp.	333,000	1,986,962
KK daVinci Advisors (a)	502	2,369,335
KOEI Co. Ltd. (d)	38,000	1,151,802
Konica Minolta Holdings, Inc.	227,000	1,889,189
Koyo Seiko Co. Ltd.	153,000	2,461,860
livedoor Co. Ltd. (a)	676,108	2,488,463
livedoor MARKETING Co. Ltd. (a)	15,647	636,876
Mars Engineering Corp.	50,200	1,547,676

	Shares	Value (Note 1)
Matsushita Electric Industrial Co. Ltd.	331,000	$6,090,400
Miraca Holdings, Inc.	114,500	2,568,215
Mitsubishi Corp.	319,500	6,225,576
Mitsui & Co. Ltd.	525,000	6,469,793
Mitsui Trust Holdings, Inc.	505,000	6,096,497
Mizuho Financial Group, Inc.	1,111	7,427,755
Monex Beans Holdings, Inc. (d)	1,911	2,019,048
Nabtesco Corp.	239,000	2,013,896
Nidec Corp.	19,500	1,146,649
Nidec Corp. New	19,500	1,146,649
Nikko Cordial Corp.	239,500	2,903,753
Nippon Chemi con Corp.	439,000	2,672,674
Nippon Electric Glass Co. Ltd.	519,000	9,955,596
Nippon Mining Holdings, Inc.	464,500	3,431,318
Nishi Nippon City Bank Ltd.	427,000	2,492,378
Nissin Co. Ltd.	1,381,800	2,010,392
Nissin Co. Ltd. New	1,381,800	1,986,458
Nitto Denko Corp.	82,300	4,996,249
Nittoku Engineering Co. Ltd.	140,500	1,186,334
NOK Corp.	76,600	2,315,157
Oricon, Inc. (d)	584	758,631
ORIX Corp.	34,600	6,493,236
Parco Co. Ltd.	163,000	1,590,881
Saint Marc Co. Ltd.	25,900	1,312,145
Sanken Electric Co. Ltd.	131,000	1,514,533
Sankyo Co. Ltd. (Gunma)	31,400	1,661,487
Sega Sammy Holdings, Inc.	67,100	2,417,364
Sega Sammy Holdings, Inc. New	67,100	2,434,797
SFCG Co. Ltd. (d)	15,610	3,770,315
Softbank Corp. (d)	133,100	7,549,976
Sompo Japan Insurance, Inc	496,000	7,474,069
Sony Corp.	78,600	2,578,080
Stanley Electric Co. Ltd.	309,500	4,779,013
Sumitomo Electric Industries Ltd.	273,700	3,607,577
Sumitomo Forestry Co. Ltd.	325,000	3,014,387
Sumitomo Mitsui Financial Group, Inc. .	1,329	12,315,015
Sumitomo Realty & Development Co. Ltd.	289,000	4,680,213
Sumitomo Rubber Industries Ltd.	39,000	480,275
Sysmex Corp.	21,900	872,425
Sysmex Corp. New	21,900	872,425
T&D Holdings, Inc.	86,000	5,429,404
Takara Holdings, Inc. (d)	280,000	1,661,020
Takeda Pharamaceutical Co. Ltd.	75,500	4,158,438
Teijin Ltd	554,000	3,310,435
Telewave, Inc.	291	1,701,073
Terumo Corp.	80,800	2,456,092
The Sumitomo Warehouse Co. Ltd. (d)	131,000	1,018,765
Toc Co. Ltd.	35,000	203,081
Tokyo Tomin Bank Ltd. (d)	65,400	2,407,093
Toyota Motor Corp.	398,200	18,478,469
Trend Micro, Inc.	58,000	1,813,265
Tsutsumi Jewelry Co. Ltd.	54,400	1,630,051
UCS Co. Ltd.	23,700	903,082
Uni Charm Corp.	38,000	1,727,703

See accompanying notes which are an integral part of the financial statements.

Annual Report A-80

Common Stocks continued
	Shares	Value (Note 1)
Japan continued
Urban Corp.	21,100	$1,311,998
USS Co. Ltd.	33,060	2,278,988
Valor Co. Ltd.	1,200	36,373
Yahoo! Japan Corp	591	629,533
Yahoo! Japan Corp. New	591	639,770
Yaskawa Electric Corp. (a)	325,000	2,541,542
TOTAL JAPAN		303,898,452

Korea (South) – 12.3%
Binggrea Co. Ltd.	38,230	1,585,592
CDNetworks Co. Ltd.	33,133	555,390
Core Logic, Inc.	54,100	1,894,017
Doosan Heavy Industries & Construction
Co. Ltd.	127,390	2,757,675
GS Holdings Corp.	40,951	937,479
Hyundai Engineering & Construction Co.
Ltd. (a)	56,400	1,753,045
Hyundai Mipo Dockyard Co. Ltd.	22,070	1,363,520
Hyundai Motor Co.	101,540	7,450,154
INSUN ENT Co. Ltd.	51,900	695,977
Keangnam Enterprises (a)	79,530	761,781
KH Vatec Co. Ltd.	63,933	1,408,485
Kia Motors Corp.	204,180	3,667,024
kiwoom.com Securities Co. Ltd.	84,549	1,611,613
Kookmin Bank	57,800	3,172,355
Korea Investment Holdings Co. Ltd.	59,080	1,516,612
Kumho Electric Co. Ltd.	38,179	2,260,020
Kumho Electric Co. Ltd. rights
11/23/05 (a)	3,452	58,856
LG Electronics, Inc.	30,000	1,945,401
LG Household & Health Care Ltd.	43,570	2,378,821
Lightron Fiber Optic Devices, Inc.	106,600	636,128
NCsoft Corp. (a)	20,960	1,957,470
NHN Corp. (a)	43,836	7,285,003
Orion Corp.	26,990	5,235,127
Phoenix PDE Co. Ltd.	335,533	1,613,386
S.M.Entertainment Co. Ltd.	168,780	2,271,416
S1 Corp.	34,900	1,512,667
Samsung Electronics Co. Ltd.	13,240	7,000,457
SFA Engineering Corp.	158,200	3,773,159
Shinhan Financial Group Co. Ltd.	57,802	1,926,733
TSM Tech Co. Ltd.	163,400	1,799,903
Woori Finance Holdings Co. Ltd.	133,280	2,048,988
YBM Sisa.com, Inc.	77,162	1,448,635
Yedang Entertainment Co. Ltd. (a)	208,825	3,240,387
TOTAL KOREA (SOUTH)		79,523,276

Malaysia 1.1%
Commerce Asset Holding BHD	1,191,700	1,736,252
IOI Corp. BHD	376,700	1,307,224

	Shares	Value (Note 1)
Public Bank BHD (For. Reg.)	1,177,656	$2,058,948
Southern Bank BHD (For. Reg.)	1,733,400	1,744,879
TOTAL MALAYSIA		6,847,303

Philippines – 0.9%
Philippine Long Distance Telephone Co.	92,000	2,805,900
Philippine Long Distance Telephone Co.
sponsored ADR (d)	102,200	3,081,330
TOTAL PHILIPPINES		5,887,230

Singapore – 2.8%
Ascendas Real Estate Investment Trust
(A REIT)	1,444,550	1,714,169
CapitaLand Ltd.	1,113,000	2,089,524
Citiraya Industries Ltd. (a)	1,791,000	11
GES International Ltd.	2,930,000	1,608,702
HTL International Holdings Ltd.	3,177,000	2,363,267
Keppel Corp. Ltd.	468,000	3,205,006
Mapletree Logistics Trust (REIT)	1,308,000	795,371
Osim International Ltd.	1,065,000	974,555
Pertama Holdings Ltd.	6,739,000	1,472,049
Raffles Education Corp. Ltd.	4,076,000	2,598,861
Singapore Exchange Ltd.	949,000	1,512,708
TOTAL SINGAPORE		18,334,223

Taiwan 3.8%
Acer, Inc.	1,085,440	2,196,664
Advanced Semiconductor Engineering,
Inc.	2,843,460	1,733,119
Asia Optical Co., Inc.	267,045	1,540,116
Cheng Shin Rubber Industry Co. Ltd.	1,781,000	1,284,598
Chipbond Technology Corp.	1,431,231	1,855,611
Far EasTone Telecommunications Co. Ltd.	1,380,700	1,604,915
Formosa Petrochemical Corp.	664,694	1,216,405
Holtek Semiconductor, Inc.	1,098,258	1,296,247
Hon Hai Precision Industry Co. Ltd.
(Foxconn)	296,071	1,279,534
Kinik Co.	36,900	73,027
MediaTek, Inc.	180,400	1,556,586
Optimax Technology Corp.	576,850	736,719
Phoenix Precision Technology Corp.	1,358,000	1,714,120
Pihsiang Machinery Manufacturing Co.	431,270	625,988
Springsoft, Inc.	1,049,981	1,545,954
Taiwan Secom Co.	904,260	1,222,246
Tong Yang Industry Co. Ltd.	1,491,000	1,844,225
Yageo Corp. (a)	4,407,000	1,339,773
TOTAL TAIWAN		24,665,847

Thailand – 1.7%
Advanced Info Service PCL (For. Reg.)	1,045,500	2,563,757
Asia Credit PCL (For. Reg.) (a)	10,787,400	1,521,029
Bangkok Bank Ltd. PCL (For. Reg.)	705,200	1,781,157
Bumrungrad Hospital PCL (For. Reg.)	773,700	507,515
Khon Kaen Sugar Industry PCL (For.
Reg.) (a)	3,528,800	605,728

See accompanying notes which are an integral part of the financial statements.

A-81 A-81 Annual Report

Pacific Basin
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)
Thailand – continued
Sino Thai Engineering & Construction
PCL (For. Reg.)	4,031,300	$ 1,156,601
Thai Oil PCL (For. Reg.)	992,000	1,714,958
Total Access Communication PCL (a)	172,000	543,520
True Corp. PCL (a)	4,760,100	863,775
True Corp. PCL (For. Reg.) rights
4/30/08 (a)	206,113	0
TOTAL THAILAND		11,258,040

United States of America – 0.2%
ResMed, Inc. CHESS Depositary
Interests (a)	414,302	1,595,441
TOTAL COMMON STOCKS
(Cost $530,151,371)		634,154,728

Money Market Funds 5.3%

Fidelity Cash Central Fund,
3.92% (b)	11,221,461	11,221,461
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)	22,968,194	22,968,194
TOTAL MONEY MARKET FUNDS
(Cost $34,189,655)		34,189,655

TOTAL INVESTMENT PORTFOLIO 103.0%
(Cost $564,341,026)		668,344,383

NET OTHER ASSETS (3.0)%		(19,494,458)
NET ASSETS 100%		$ 648,849,925

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-82

Pacific Basin

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$21,877,440) (cost
$564,341,026) — See accom-
panying schedule		$668,344,383
Foreign currency held at value
(cost $2,043,589)		2,043,751
Receivable for investments sold		4,307,548
Receivable for fund shares sold		5,633,629
Dividends receivable		843,005
Interest receivable		39,386
Other affiliated receivables		38
Other receivables		52,914
Total assets		681,264,654

Liabilities
Payable for investments purchased $	7,748,422
Payable for fund shares redeemed	335,795
Accrued management fee	351,683
Other affiliated payables	151,628
Other payables and accrued
expenses	859,007
Collateral on securities loaned, at
value	22,968,194
Total liabilities		32,414,729

Net Assets		$648,849,925
Net Assets consist of:
Paid in capital		$538,968,897
Undistributed net investment
income		5,234,889
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		1,408,452
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		103,237,687
Net Assets, for 28,944,341 shares
outstanding		$648,849,925
Net Asset Value, offering price
and redemption price per share
($648,849,925 ÷ 28,944,341
shares)		$22.42

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$10,725,230
Special Dividends		1,319,113
Interest		109,250
Security lending		263,063
		12,416,656
Less foreign taxes withheld		(1,086,166)
Total income		11,330,490

Expenses
Management fee
Basic fee	$3,816,017
Performance adjustment	(240,414)
Transfer agent fees	1,394,350
Accounting and security lending
fees	265,782
Independent trustees’
compensation	2,618
Custodian fees and expenses	455,694
Registration fees	9,099
Audit	87,342
Legal	1,405
Miscellaneous	6,708
Total expenses before reductions	5,798,601
Expense reductions	(237,152)	5,561,449

Net investment income (loss)		5,769,041
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities (net of for-
eign taxes of $1,155,104)	49,214,165
Foreign currency transactions	(308,068)
Total net realized gain (loss)		48,906,097
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities (net of in-
crease in deferred foreign
taxes of $587,827)	65,206,002
Assets and liabilities in foreign
currencies	(83,641)
Total change in net unrealized
appreciation (depreciation)		65,122,361
Net gain (loss)		114,028,458
Net increase (decrease) in net as-
sets resulting from operations .		$119,797,499

See accompanying notes which are an integral part of the financial statements.

A-83 Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)				$5,769,041	$	1,889,777
Net realized gain (loss)				48,906,097		37,378,041
Change in net unrealized appreciation (depreciation)				65,122,361		(19,720,916)
Net increase (decrease) in net assets resulting from operations			119,797,499			19,546,902
Distributions to shareholders from net investment income				(1,990,052)		(3,891,845)
Distributions to shareholders from net realized gain				(3,233,832)		—
Total distributions				(5,223,884)		(3,891,845)
Share transactions
Proceeds from sales of shares			203,333,895			173,753,484
Reinvestment of distributions				4,800,773		3,503,557
Cost of shares redeemed			(119,138,687)			(167,584,200)
Net increase (decrease) in net assets resulting from share transactions				88,995,981		9,672,841
Redemption fees				153,147		548,652
Total increase (decrease) in net assets			203,722,743			25,876,550

Net Assets
Beginning of period			445,127,182			419,250,632
End of period (including undistributed net investment income of $5,234,889 and undistributed net investment
income of $1,854,449, respectively)			$ 648,849,925			$445,127,182

Other Information
Shares
Sold				9,742,425		9,569,285
Issued in reinvestment of distributions				262,912		207,801
Redeemed				(5,917,502)		(9,495,851)
Net increase (decrease)				4,087,835		281,235

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$17.91	$17.06	$ 12.73	$13.09		$20.32
Income from Investment Operations
Net investment income (loss)D	22E	.07	.06	(.02)		(.02)
Net realized and unrealized gain (loss)	4.49	.92	4.26	(.36)		(5.91)
Total from investment operations	4.71	.99	4.32	(.38)		(5.93)
Distributions from net investment income	(.08)	(.16)	—	—		(1.10)
Distributions from net realized gain	(.13)	—	—	—		(.23)
Total distributions	(.21)	(.16)	—			(1.33)
Redemption fees added to paid in capitalD	01	.02	.01	.02		.03
Net asset value, end of period	$22.42	$17.91	$ 17.06	$12.73		$13.09
Total ReturnA,B,C	26.62%	5.98%	34.01%	(2.75)%		(30.79)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.10%	1.20%	1.17%	1.51%		1.48%
Expenses net of voluntary waivers, if any	1.10%	1.20%	1.17%	1.51%		1.48%
Expenses net of all reductions	1.05%	1.19%	1.17%	1.50%		1.45%
Net investment income (loss)	1.09%E	.42%	.41%	(.15)%		(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$648,850	$445,127	$ 419,251	$306,206		$303,672
Portfolio turnover rate	78%	145%	97%	98%		123%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CTotal returns do not include the effect of the former contingent deferred sales charge. DCalculated based on average shares outstanding during the period. EInvestment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .84%. FExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-84

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended	Past 1	Past 5	Past 10
October 31, 2005	year	years	years
Fidelity Southeast Asia Fund	26.84%	10.38%	3.97%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

A-85

Annual Report

Southeast Asia

Management’s Discussion of Fund Performance

Comments from Allan Liu, Portfolio Manager of Fidelity® Southeast Asia Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund returned 26.84%, beating both the MSCI All Country Far East ex Japan index and the 25.23% return of the LipperSM Pacific Region ex Japan Funds Average. Stock selection added to relative performance across a broad range of countries, includ ing Taiwan, Singapore, South Korea, Indonesia and China. On a sector basis, financials, information technology and consumer discretionary had the most positive impact. One leading financial holding was Shinhan Financial Group, a well managed bank that benefited from substantial reductions in loan loss provisions amid South Korea’s gradual economic recovery. The fund carried a significant overweighting and the stock strongly outperformed the index, so Shinhan benefited both absolute and relative performance. Within technology, the fund benefited from one out of index position —Foxconn International Holdings, a Hong Kong listed cellular handset contract manufacturer whose stock price more than doubled on strong demand from customers such as Nokia and Motorola. On the other hand, a significant underweighting in index component China Mobile — one of China’s three cellular service providers — hurt relative performance, as the stock posted a strong gain. I was uncomfortable with the regulatory uncertainty surrounding the country’s launch of 3G (third generation) cellular service. Another notable detractor was Taiwanese shipping holding Yang Ming Marine Transport. While its valuation appeared attractive, fears of excess shipping capacity sidetracked the stock. Several stocks mentioned in this report were no longer held at period end.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as invest ment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

A-86

Southeast Asia Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks	98.9	98.9
Bonds	0.2	0.0
Short Term Investments and
Net Other Assets	0.9	1.1

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Samsung Electronics Co. Ltd.
(Korea (South), Semiconductors
& Semiconductor Equipment)	6.4	7.4
Shinhan Financial Group Co. Ltd.
(Korea (South), Commercial
Banks)	3.4	3.2
Hutchison Whampoa Ltd. (Hong
Kong, Industrial Conglomerates)	2.5	1.6
Kookmin Bank (Korea (South),
Commercial Banks)	2.2	2.1
PT Perusahaan Gas Negara Tbk
Series B (Indonesia, Gas
Utilities)	2.2	1.1
Hyundai Motor Co. (Korea
(South), Automobiles)	2.1	1.6
Esprit Holdings Ltd. (Hong Kong,
Specialty Retail)	1.8	2.2
Far EasTone Telecommunications
Co. Ltd. (Taiwan, Wireless
Telecommunication Services)	1.6	1.5
PetroChina Co. Ltd. (H Shares)
(China, Oil, Gas & Consumable
Fuels)	1.6	1.7
Shanghai Electric (Group) Corp.
(H Shares) (China, Electrical
Equipment)	1.5	0.2
	25.3
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	23.5	24.1
Financials	20.8	22.0
Industrials	16.7	16.1
Consumer Discretionary	14.2	14.6
Energy	8.9	8.7
Telecommunication Services	4.7	3.4
Utilities	3.9	2.7
Consumer Staples	3.1	3.2
Materials	2.6	3.8
Health Care	0.5	0.3

A-87 Annual Report

Southeast Asia
Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 94.6%
	Shares	Value (Note 1)
Australia 3.1%
BHP Billiton Ltd.	330,000	$ 5,123,251
Caltex Australia Ltd.	460,000	6,989,369
ConnectEast Group unit	5,425,606	2,941,323
Energy Resources of Australia Ltd. (d)	120,000	1,184,436
Paladin Resources Ltd. (a)	2,000,000	2,961,090
Rio Tinto Ltd. (d)	41,000	1,726,338
Seek Ltd.	1,499,500	3,184,353
TOTAL AUSTRALIA		24,110,160

Cayman Islands 4.6%
AAC Acoustic Technology Holdings, Inc.	11,436,000	5,753,331
China Shineway Pharmaceutical Group
Ltd.	1,000,000	419,241
Dynasty Fine Wines Group Ltd.	13,040,000	4,541,737
Foxconn International Holdings Ltd.	7,390,000	7,912,308
International Entertainment Co. (a)	120,000	82,816
Kingboard Chemical Holdings Ltd.	5,140,500	10,875,015
Kingboard Chemical Holdings Ltd.
warrants 12/31/06 (a)	175,000	46,278
New World China Land Ltd.	7,000,000	2,257,453
The9 Computer Technology Consulting
Co. Ltd. sponsored ADR (d)	170,000	3,202,800
Tom Online, Inc. (a)	4,000,000	861,702
TOTAL CAYMAN ISLANDS		35,952,681

China – 12.6%
Aluminum Corp. of China Ltd. (H Shares)	6,400,000	3,859,599
Angang New Steel Co. Ltd. (H Shares)	2,200,000	1,191,935
Anhui Conch Cement Co. Ltd. (H Shares)	2,400,000	2,507,708
Anhui Expressway Co. Ltd. (H Shares)	7,000,000	3,544,201
Beijing Capital Land Ltd. (H Shares)	9,800,000	2,338,721
Beijing Datang Power Generation Co.
Ltd.	4,720,000	3,348,770
China Mengniu Dairy Co. Ltd.	6,400,000	5,036,055
China Petroleum & Chemical Corp.
(H Shares)	18,400,000	7,405,999
China Resources Land Ltd.	19,640,000	5,383,702
China Telecom Corp. Ltd. (H Shares)	13,400,000	4,371,089
Dongfang Electrical Machinery Co. Ltd.
(H Shares)	3,700,000	2,887,605
Enric Energy Equipment Holdings Ltd.	256,000	59,112
Focus Media Holding Ltd. ADR	142,000	3,728,920
Guangzhou R&F Properties Co. Ltd.
(H Shares)	1,080,000	2,981,386
Harbin Power Equipment Co. Ltd.
(H Shares)	2,000,000	928,781
Li Ning Co. Ltd.	6,580,000	3,989,371
PetroChina Co. Ltd. (H Shares)	16,038,000	12,305,965
Ping An Insurance (Group) Co. of China,
Ltd. (H Shares)	2,050,000	3,318,778
Shanghai Electric (Group) Corp.
(H Shares)	37,400,000	11,820,023
Shanghai Forte Land Co. Ltd. (H Shares)	13,500,000	4,135,976
Sina Corp. (a)	239,000	6,058,650

	Shares	Value (Note 1)
Sinopec Zhenhai Refining & Chemical
Co. Ltd. (H Shares)	3,300,000	$3,852,504
Tianjin Capital Environmental Protection
Co. Ltd. (H Shares)	9,000,000	1,938,830
Xinao Gas Holdings Ltd.	2,500,000	1,902,710
TOTAL CHINA		98,896,390

Hong Kong – 13.9%
Cheung Kong Holdings Ltd.	811,000	8,437,346
China Mobile (Hong Kong) Ltd.	878,000	3,942,220
China Resources Enterprise Ltd.	2,240,000	3,308,523
China Unicom Ltd.	4,200,000	3,223,643
CNOOC Ltd.	10,600,000	6,964,200
Cross Harbour Holdings Ltd.	2,500,000	1,822,087
Esprit Holdings Ltd.	1,996,000	14,071,207
Hong Kong & China Gas Co. Ltd.	4,080,000	8,420,944
Hong Kong Exchanges & Clearing Ltd. .	740,000	2,472,362
Hong Kong Land Holdings Ltd.	3,600,000	10,296,000
Hutchison Whampoa Ltd.	2,092,000	19,807,897
MTR Corp. Ltd.	1,400,000	2,645,735
PYI Corp. Ltd.	4,000,000	763,664
Swire Pacific Ltd. (A Shares)	844,000	7,566,724
Techtronic Industries Co. Ltd.	3,460,000	8,502,599
Television Broadcasts Ltd.	883,000	4,903,594
YGM Trading Ltd.	1,370,000	1,740,754
TOTAL HONG KONG		108,889,499

Indonesia – 6.6%
PT Bakrie & Brothers Tbk (a)	347,576,000	3,777,074
PT Ciputra Development Tbk (a)	18,000,000	489,011
PT Citra Marga Nusaphala Persada Tbk	8,000,000	616,450
PT Energi Mega Persada Tbk	49,000,000	3,630,533
PT Gadjah Tunggal Tbk (a)	17,000,000	890,098
PT Hexindo Adiperkasa Tbk	20,300,000	2,165,872
PT Indosat Tbk	745,500	359,034
PT Jakarta International Hotel &
Development Tbk (a)	52,000,000	2,363,057
PT Medco Energi International Tbk	18,200,000	6,337,872
PT Mitra Adiperkasa Tbk	1,029,000	101,655
PT Pabrik Kertas Tjiwi Kimia Tbk (a)	10,700,000	2,748,338
PT Perusahaan Gas Negara Tbk Series B	32,400,000	17,284,298
PT Perushahaan Perkebunan London
Sumatra Tbk (a)	6,600,000	1,874,540
PT Telkomunikasi Indonesia Tbk Series B	6,995,500	3,455,427
PT United Tractors Tbk	15,860,500	5,797,378
TOTAL INDONESIA		51,890,637

Korea (South) – 26.3%
AmorePacific Corp.	20,000	5,957,852
Cheil Communications, Inc.	7,578	1,386,396
Daewoo Heavy Industries & Machinery
Ltd.	355,790	4,413,294
Daishin Securities Co. Ltd.	325,720	4,711,082
Hyundai Department Store Co. Ltd.	91,810	6,094,282

See accompanying notes which are an integral part of the financial statements.

Annual Report A-88

Common Stocks continued
	Shares	Value (Note 1)
Korea (South) – continued
Hyundai Heavy Industries Co. Ltd.	155,000	$ 10,080,934
Hyundai Industrial Development &
Construction Co.	161,000	5,860,151
Hyundai Mipo Dockyard Co. Ltd.	112,000	6,919,537
Hyundai Mobis	72,000	5,724,136
Hyundai Motor Co.	68,948	5,058,826
Kookmin Bank	317,000	17,398,556
Korea Investment Holdings Co. Ltd.	270,000	6,931,032
LG Engineering & Construction Co. Ltd.	109,000	4,672,172
LG Investment & Securities Co. Ltd.	175,000	2,304,836
LG.Philips LCD Co. Ltd. sponsored
ADR (a)	123,000	2,338,230
NCsoft Corp. (a)	53,000	4,949,711
NHN Corp. (a)	43,566	7,240,132
S Oil Corp.	98,000	7,331,223
Samsung Electronics Co. Ltd.	91,074	48,154,038
Samsung Electronics Co. Ltd. GDR	8,200	2,189,400
Samsung Securities Co. Ltd.	96,000	3,641,378
Shinhan Financial Group Co. Ltd.	799,670	26,655,655
Shinsegae Co. Ltd.	20,700	7,415,514
SK Telecom Co. Ltd. sponsored ADR	54,000	1,091,340
Woori Finance Holdings Co. Ltd.	495,000	7,609,911
TOTAL KOREA (SOUTH)		206,129,618

Malaysia 2.2%
Bintulu Port Holdings BHD	700,000	871,523
Bursa Malaysia BHD	2,500,000	3,006,622
DRB Hicom BHD	1,004,500	396,478
KLCC Property Holdings BHD	3,400,000	1,918,411
Lion Corp. BHD (a)	3,000,000	476,821
Lion Industries Corp. BHD	2,500,000	539,735
Malaysian International Shipping Corp.
BHD (For. Reg.)	920,000	2,315,232
Pantai Holdings BHD	364,900	177,859
Public Bank BHD (For. Reg.)	2,650,625	4,634,205
RHB Capital BHD	3,850,000	2,488,477
Southern Bank BHD (For. Reg.)	107,300	108,011
TOTAL MALAYSIA		16,933,374

Philippines – 0.5%
Philippine Long Distance Telephone Co.	124,000	3,781,865
Singapore – 8.1%
Ascendas Real Estate Investment Trust
(A REIT)	4,187,000	4,968,486
City Developments Ltd.	740,000	3,844,496
Cosco Investment (Singapore) Ltd.	6,900,000	8,961,833
CSE Global Ltd.	5,100,000	2,182,897
Global Voice Group Ltd. (a)	32,000,000	3,306,078
Hotel Properties Ltd.	1,840,000	1,575,110
Jaya Holdings Ltd.	1,900,000	1,503,085
Jurong Technologies Industrial Corp. Ltd.	1,885,000	2,170,056
Keppel Corp. Ltd.	1,460,000	9,998,524

	Shares	Value (Note 1)
Overseas Union Enterprises Ltd.	190,000	$1,110,488
Parkway Holdings Ltd.	1,176,000	1,374,667
Raffles Holdings Ltd.	5,300,000	3,316,705
Sembcorp Marine Ltd.	2,887,000	4,670,059
Singapore Exchange Ltd.	366,000	583,405
Singapore Land Ltd.	790,000	2,401,925
Singapore Petroleum Co. Ltd.	2,916,000	8,297,736
The Ascott Group Ltd.	9,100,000	3,545,769
TOTAL SINGAPORE		63,811,319

Taiwan 14.9%
Acer, Inc.	3,949,600	7,993,021
Ambassador Hotel	1,950,000	1,354,187
Asia Optical Co., Inc.	785,267	4,528,834
AU Optronics Corp.	4,667,900	5,898,960
Catcher Technology Co. Ltd.	414,000	2,455,509
Cathay Financial Holding Co. Ltd.	2,750,000	4,835,849
Cheng Uei Precision Industries Co. Ltd. .	950,000	2,689,895
Chinatrust Financial Holding Co. Ltd.	4,560,447	3,540,815
Compeq Manufacturing Co. Ltd. (a)	11,700,000	4,916,919
EVA Airways Corp.	6,194,626	2,400,195
Far East Department Stores Co. Ltd.	10,600,000	5,260,272
Far EasTone Telecommunications Co. Ltd.	11,000,000	12,786,314
Formosa Petrochemical Corp.	1,643,183	3,007,062
Formosa Petrochemical Corp. warrants
(UBS Warrant Programme)
11/18/05 (a)	1,993,022	3,647,438
Foxconn Technology Co. Ltd.	982,300	3,820,698
Hon Hai Precision Industry Co. Ltd.
(Foxconn)	2,540,188	10,977,967
Ichia Technologies, Inc.	1,900,000	1,500,678
Inventec Co. Ltd.	7,136,000	3,381,739
King Yuan Electronics Co. Ltd.	4,805,720	2,879,006
Les Enphants Co. Ltd.	1,500,000	842,734
MediaTek, Inc.	800,000	6,902,821
Nien Made Enterprise Co. Ltd.	881,078	940,125
Phoenix Precision Technology Corp.	6,000,000	7,573,432
Silitech Technology Corp.	820,000	2,896,145
Taiwan Cellular Co. Ltd.	3,100,000	2,587,068
Taiwan Semiconductor Manufacturing
Co. Ltd.	3,891,637	6,031,478
United Microelectronics Corp.	2,857,263	1,515,857
TOTAL TAIWAN		117,165,018

Thailand – 0.9%
Advanced Info Service PCL (For. Reg.)	910,000	2,231,486
Airports of Thailand PCL (For. Reg.)	1,400,000	1,733,693
Bangkok Dusit Medical Service PCL Class
F (For. Reg.)	2,600,000	1,332,516
Central Pattana PCL (For. Reg.)	4,904,500	1,443,207
True Corp. PCL (a)	100	18
TOTAL THAILAND		6,740,920

See accompanying notes which are an integral part of the financial statements.

A-89 Annual Report

Southeast Asia
Investments - continued

Common Stocks continued
		Shares	Value (Note 1)
United Kingdom – 0.9%
HSBC Holdings PLC (Hong Kong) (Reg.) .		460,855	$ 7,259,388
TOTAL COMMON STOCKS
(Cost $629,252,702)			741,560,869
Nonconvertible Preferred Stocks 4.3%

Korea (South) – 4.3%
Hyundai Motor Co.		105,000	5,179,596
Hyundai Motor Co.		330,730	16,758,247
Samsung Electronics Co. Ltd.		29,000	11,805,551
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $19,235,941)			33,743,394
Government Obligations 0.2%
		Principal
		Amount
Indonesia – 0.2%
Indonesian Republic 12.125%
2/15/06
(Cost $1,608,191)	IDR	16,277,000,000	1,602,467
Money Market Funds 1.2%
		Shares
Fidelity Cash Central Fund,
3.92% (b)		7,596,494	7,596,494
Fidelity Securities Lending Cash
Central Fund, 3.94% (b)(c)		1,710,800	1,710,800
TOTAL MONEY MARKET FUNDS
(Cost $9,307,294)			9,307,294
TOTAL INVESTMENT PORTFOLIO 100.3%
(Cost $659,404,128)			786,214,024

NET OTHER ASSETS (0.3)%			(2,449,195)
NET ASSETS 100%			$ 783,764,829

Currency Abbreviations
IDR — Indonesian rupiah

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-90

Southeast Asia

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value
(including securities loaned of
$1,636,754) (cost
$659,404,128) — See accom-
panying schedule		$786,214,024
Foreign currency held at value
(cost $910,862)		912,177
Receivable for investments sold		7,543,921
Receivable for fund shares sold		1,413,130
Dividends receivable		139,394
Interest receivable		83,189
Other affiliated receivables		1,897
Other receivables		134,859
Total assets		796,442,591

Liabilities
Payable for investments purchased $	7,008,349
Payable for fund shares redeemed	2,990,197
Accrued management fee	557,608
Other affiliated payables	191,097
Other payables and accrued
expenses	219,711
Collateral on securities loaned, at
value	1,710,800
Total liabilities		12,677,762

Net Assets		$783,764,829
Net Assets consist of:
Paid in capital		$627,526,435
Undistributed net investment
income		8,443,957
Accumulated undistributed net
realized gain (loss) on invest-
ments and foreign currency
transactions		20,977,387
Net unrealized appreciation (de-
preciation) on investments and
assets and liabilities in foreign
currencies		126,817,050
Net Assets, for 41,901,752 shares
outstanding		$783,764,829
Net Asset Value, offering price
and redemption price per share
($783,764,829 ÷ 41,901,752
shares)		$18.70

Statement of Operations
	Year ended October 31, 2005

Investment Income
Dividends		$19,894,215
Interest		326,258
Security lending		148,768
		20,369,241
Less foreign taxes withheld		(2,806,702)
Total income		17,562,539

Expenses
Management fee
Basic fee	$4,509,815
Performance adjustment	205,757
Transfer agent fees	1,545,022
Accounting and security lending
fees	300,817
Independent trustees’
compensation	3,052
Custodian fees and expenses	798,079
Registration fees	49,301
Audit	89,534
Legal	1,552
Miscellaneous	9,270
Total expenses before reductions	7,512,199
Expense reductions	(657,750)	6,854,449

Net investment income (loss)		10,708,090
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities	64,558,085
Foreign currency transactions	(825,318)
Total net realized gain (loss)		63,732,767
Change in net unrealized appreci-
ation (depreciation) on:
Investment securities	54,504,872
Assets and liabilities in foreign
currencies	(19,907)
Total change in net unrealized
appreciation (depreciation)		54,484,965
Net gain (loss)		118,217,732
Net increase (decrease) in net as-
sets resulting from operations .		$128,925,822

See accompanying notes which are an integral part of the financial statements.

A-91 Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets
			Year ended			Year ended
			October 31,			October 31,
			2005			2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)			$10,708,090		$	5,201,331
Net realized gain (loss)			63,732,767			56,124,758
Change in net unrealized appreciation (depreciation)			54,484,965			(34,410,743)
Net increase (decrease) in net assets resulting from operations			128,925,822			26,915,346
Distributions to shareholders from net investment income				(4,393,636)		(3,836,810)
Share transactions
Proceeds from sales of shares			334,452,814			224,915,681
Reinvestment of distributions				4,237,758		3,688,981
Cost of shares redeemed			(144,703,410)			(182,949,102)
Net increase (decrease) in net assets resulting from share transactions			193,987,162			45,655,560
Redemption fees				371,624		585,457
Total increase (decrease) in net assets			318,890,972			69,319,553

Net Assets
Beginning of period			464,873,857			395,554,304
End of period (including undistributed net investment income of $8,443,957 and undistributed net investment
income of $1,979,507, respectively)			$783,764,829			$464,873,857

Other Information
Shares
Sold			18,599,917			14,904,527
Issued in reinvestment of distributions				261,752		264,130
Redeemed				(8,212,035)		(12,752,681)
Net increase (decrease)			10,649,634			2,415,976

Financial Highlights
Years ended October 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.87	$13.72	$ 9.96	$9.10		$11.74
Income from Investment Operations
Net investment income (loss)C	30	.16	.15	.06		.03
Net realized and unrealized gain (loss)	3.66	1.10	3.68	.81		(2.68)
Total from investment operations	3.96	1.26	3.83	.87		(2.65)
Distributions from net investment income	(.14)	(.13)	(.08)	(.03)		—
Redemption fees added to paid in capitalC	01	.02	.01	.02		.01
Net asset value, end of period	$ 18.70	$14.87	$ 13.72	$9.96		$9.10
Total ReturnA,B	26.84%	9.39%	38.81%	9.75%		(22.49)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.20%	1.21%	1.32%	1.54%		1.55%
Expenses net of voluntary waivers, if any	1.20%	1.21%	1.32%	1.54%		1.55%
Expenses net of all reductions	1.09%	1.20%	1.32%	1.50%		1.52%
Net investment income (loss)	1.71%	1.11%	1.35%	.54%		.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 783,765	$464,874	$ 395,554	$ 245,651		$206,012
Portfolio turnover rate	109%	131%	115%	131%		91%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report A-92

Notes to Financial Statements For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The funds are non diversified with the exception of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund. Each fund is authorized to issue an unlimited number of shares. Certain funds’ investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The funds may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Man agement & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Pur chases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the funds are informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortiza tion of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

A-93

Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:
				Net Unrealized
	Cost for Federal	Unrealized	Unrealized	Appreciation/
	Income Tax Purposes	Appreciation	Depreciation	(Depreciation)
Canada	$ 1,479,654,570	$ 303,065,863	$ (41,328,153)	$ 261,737,710
China Region	348,172,547	62,083,465	(12,786,287)	49,297,178
Emerging MarketsA	1,076,930,137	361,342,326	(13,706,091)	347,636,235
Europe	2,202,471,215	368,965,160	(47,485,493)	321,479,667
Europe Capital Appreciation	464,815,963	50,589,083	(14,148,045)	36,441,038
Japan	973,135,001	207,877,525	(14,289,107)	193,588,418
Japan Smaller Companies	1,226,904,133	441,417,453	(46,613,547)	394,803,906
Latin America	1,115,022,062	372,544,506	(12,736,713)	359,807,793
Nordic	168,254,729	30,122,674	(5,796,408)	24,326,266
Pacific Basin	573,596,466	120,943,171	(26,195,254)	94,747,917
Southeast Asia	659,864,304	149,113,575	(22,763,855)	126,349,720

			Undistributed
		Undistributed	Long-term Capital	Capital Loss
		Ordinary Income	Gain	Carryforward
Canada		$ 5,035,829	$—	$ (11,571,042)
China Region		4,461,676	—	(9,093,376)
Emerging MarketsA		13,424,079	—	(360,364,607)
Europe		122,670,013	170,211,359	—
Europe Capital Appreciation		20,027,881	39,426,083	—
Japan		2,064,832	—	(37,999,714)
Japan Smaller Companies		2,104,315	87,003,058	—
Latin America		16,230,261	20,796,001	—
Nordic		2,023,551	14,568,697	—
Pacific Basin		9,752,515	4,820,271	—
Southeast Asia		7,193,514	18,267,520	—

A Tax information based on the fund’s tax year end of September 30, 2005.

Annual Report

A-94

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders continued

The tax character of distributions paid was as follows:

October 31, 2005		Long-term
	Ordinary Income	Capital Gains	Return of Capital	Total
Canada	$1,384,456	$—	$—	$1,384,456
China Region	4,953,877	—	—	4,953,877
Emerging Markets	5,999,282	—	—	5,999,282
Europe	10,681,206	—	—	10,681,206
Europe Capital Appreciation	4,798,330	—	—	4,798,330
Japan	—	—	—	—
Japan Smaller Companies	2,127,742	4,259,030	—	6,386,772
Latin America	6,575,674	—	—	6,575,674
Nordic	1,181,664	—	—	1,181,664
Pacific Basin	5,223,884	—	—	5,223,884
Southeast Asia	4,393,636	—	—	4,393,636

October 31, 2004
Canada	$959,083	$—	$—	$959,083
China Region	4,174,789	—	—	4,174,789
Emerging Markets	5,261,351	—	—	5,261,351
Europe	15,656,206	—	—	15,656,206
Europe Capital Appreciation	4,908,750	—	—	4,908,750
Japan	461,710	—	—	461,710
Japan Smaller Companies	1,684,858	—	—	1,684,858
Latin America	3,905,133	—	—	3,905,133
Nordic	633,291	—	—	633,291
Pacific Basin	3,891,845	—	—	3,891,845
Southeast Asia	3,836,810	—	—	3,836,810
Short Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the re deemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in each applicable fund’s Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund’s Schedule of Investments under the caption ”Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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Annual Report

Notes to Financial Statements continued

2. Operating Policies continued

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Canada	1,279,581,599	233,875,930
China Region	214,034,243	151,906,448
Emerging Markets	1,166,696,625	657,224,537
Europe	2,538,316,359	2,245,951,764
Europe Capital Appreciation	612,103,500	604,209,323
Japan	784,074,946	561,127,121
Japan Smaller Companies	802,024,707	927,193,439
Latin America	940,849,203	297,729,731
Nordic	164,378,607	121,679,726
Pacific Basin	493,340,865	413,049,693
Southeast Asia	870,100,099	672,386,840

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly manage ment fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund’s relative investment performance as compared to an appropriate benchmark index. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Canada	45%	.27%	.73%
China Region	45%	.27%	.72%
Emerging Markets	45%	.27%	.72%
Europe	45%	.27%	.80%
Europe Capital Appreciation	45%	.27%	.60%
Japan	45%	.27%	.69%
Japan Smaller Companies	45%	.27%	.72%
Latin America	45%	.27%	.72%
Nordic	45%	.27%	.72%
Pacific Basin	45%	.27%	.68%
Southeast Asia	45%	.27%	.75%

Sales Load. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, were subject to a 1% deferred sales charge upon re demption. Effective July 1, 2005, the deferred sales charge was eliminated. For the period, sales charge amounts retained by Fidelity Distributors Corporation (FDC), an affiliate of FMR, were as follows:

Retained
by FDC
Canada	$ 741
Europe	12,271
Pacific Basin	4,050

Annual Report

A-96

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	25%
China Region	27%
Emerging Markets	25%
Europe	25%
Europe Capital Appreciation	23%
Japan	24%
Japan Smaller Companies	19%
Latin America	23%
Nordic	28%
Pacific Basin	26%
Southeast Asia	25%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Money Market Central Funds are noted in the table below:

Income
Distributions
Canada	$ 1,510,545
China Region	347,977
Emerging Markets	934,132
Europe	4,568,418
Europe Capital Appreciation	1,220,021
Japan	2,731,843
Japan Smaller Companies	7,504,337
Latin America	1,963,660
Nordic	407,924
Pacific Basin	752,175
Southeast Asia	426,463

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Canada	$ 15,747
Emerging Markets	1,548
Europe Capital Appreciation	5,890
Latin America	8,630
Nordic	17
Pacific Basin	125
Southeast Asia	6

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Annual Report

Notes to Financial Statements continued 4. Fees and Other Transactions with Affiliates continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applica ble fund’s activity in this program during the period for which loans were outstanding was as follows:

			Weighted	Interest Earned
	Borrower or	Average Daily	Average	(included in	Interest
	Lender	Loan Balance	Interest Rate	interest income)	Expense
Europe	Borrower	$ 5,961,250	2.88%	$ —	$1,909
Latin America	Borrower	7,540,778	2.90%	—	5,470

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short term liquidity purposes. The participating funds have agreed to pay commit ment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Europe	$ 5,879,250	2.46%

Annual Report

A-98

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
	Brokerage	Custody	Agent
	Service	expense	expense
	Arrangements	reduction	reduction
Canada	$ 310,759	$5,099	$14,473
China Region	145,891	1,152	2,434
Emerging Markets	911,696	4,304	13,530
Europe	1,977,827	—	64,823
Europe Capital Appreciation	521,225	1,002	1,933
Japan	71,041	—	20,075
Japan Smaller Companies	73,286	56	8,666
Latin America	453,473	3,696	6,822
Nordic	55,999	—	1,768
Pacific Basin	228,717	—	8,435
Southeast Asia	647,792	—	9,958

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Fund 2020 was the owner of record of approximately 17% and 12% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 13% of the total outstanding shares of Europe. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 49%, 33% and 22% of the total outstanding shares of Europe, Japan and Southeast Asia, respectively.

A-99

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:
Fidelity Canada Fund,
Fidelity China Region Fund,
Fidelity Emerging Markets Fund,
Fidelity Europe Fund,
Fidelity Japan Fund,
Fidelity Japan Smaller Companies Fund,
Fidelity Latin America Fund,
Fidelity Nordic Fund,
Fidelity Pacific Basin Fund,
Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2005 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Investment Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 20, 2005

Annual Report

A-100

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 20, 2005

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Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapac itated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Man agement & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Pre viously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Canada (2005 present), China Region (2005 present), Emerging Markets (2005 present), Europe (2005 present), Europe Capital Appreciation (2005 present), Japan (2005 present), Japan Smaller Companies (2005 present), Latin America (2005 present), Nordic (2005 present), Pacific Basin (2005 present), and Southeast Asia (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

A-102

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The De pository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management ser vices). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich field Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Pre viously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corpora tion (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

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Trustees and Officers - continued

Name, Age; Principal Occupation Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (com puter peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the Univer sity of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica tions) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Cor poration (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chan cellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member

(2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi tions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capi tal (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corpora tion (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in nu merous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Compa nies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Maxime Lemieux (31)

Year of Election or Appointment: 2002

Vice President of Canada. Prior to his current responsibilities, Mr. Lemieux has worked as a reseach analyst and manager.

Allan Liu (44)

Year of Election or Appointment: 1995

Vice President of Southeast Asia. Prior to his current responsibilities, Mr. Liu has worked as a research analyst and manager.

Robert von Rekowsky (39)

Year of Election or Appointment: 2005

Vice President of Fidelity Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. von Rekowsky has worked as a research analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. He also serves as Secretary of other Fidelity funds; Vice President, Gen eral Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Man agement, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Pre viously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

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Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Com panies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Com panies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institu tional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Com panies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Com panies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1987, 1990, 1992, 1993, or 1995

Assistant Treasurer of Canada (1987), China Region (1995), Emerging Markets (1990), Europe (1986), Europe Capital Appreci ation (1993), Japan (1992), Japan Smaller Companies (1995), Latin America (1993), Nordic (1995), Pacific Basin (1986), and Southeast Asia (1993). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

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Name, Age; Principal Occupation Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Canada	12/05/05	12/02/05	$.16	$.01
China Region	12/05/05	12/02/05	$.22	—
Emerging Markets	12/12/05	12/09/05	$.20	—
Europe	12/12/05	12/09/05	$.30	$3.97
Europe Capital Appreciation	12/12/05	12/09/05	$.30	$2.62
Japan	12/05/05	12/02/05	$.02	$.01
Japan Smaller Companies	12/12/05	12/09/05	$.02	$.83
Latin America	12/12/05	12/09/05	$.35	$.38
Nordic	12/12/05	12/09/05	$.35	$2.49
Pacific Basin	12/12/05	12/09/05	$.18	$.32
Southeast Asia	12/12/05	12/09/05	$.25	$.43

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2005, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2004, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Fund	October 31, 2005	October 31, 2004
Canada	$—	$—
China Region	—	—
Emerging Markets	—	—
Europe	170,211,359	—
Europe Capital Appreciation	39,471,638	—
Japan	—	—
Japan Smaller Companies	102,762,033	3,981,793
Latin America	21,594,712	—
Nordic	16,117,488	—
Pacific Basin	4,820,271	—
Southeast Asia	20,553,148	—

A percentage of the dividends distributed in December during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	Pay Date	Percentage
Canada	12/06/04	100%
China Region	12/06/04	69%
Emerging Markets	12/13/04	100%,
	12/30/04	74%
Europe	12/06/04	100%
Europe Capital Appreciation	12/13/04	100%
Japan Smaller Companies	12/13/04	100%
Latin America	12/13/04	100%,
	12/30/04	86%
Nordic	12/13/04	100%
Pacific Basin	12/13/04	100%
Southeast Asia	12/06/04	100%

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The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/06/04	$.091	$.011
China Region	12/06/04	$.289	$.029
Emerging Markets	12/13/04	$.139	$.044
Europe	12/06/04	$.192	$.031
Europe Capital Appreciation	12/13/04	$.234	$.023
Japan Smaller Companies	12/13/04	$.025	$.005
Latin America	12/13/04	$.269	$.046
Nordic	12/13/04	$.262	$.042
Pacific Basin	12/13/04	$.166	$.021
Southeast Asia	12/06/04	$.236	$.096

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund’s Advisory Contracts, including the services and support provided to each fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to each fund and its shareholders by Fidelity (including the investment performance of each fund); (2) the competitiveness of the man agement fee and total expenses of each fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (4) the extent to which economies of scale would be realized as each fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the funds’ portfolio managers and the funds’ investment objectives and disciplines. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Invest ment Advisers’ investment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitor ing of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, each fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market informa tion through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the

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fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund’s absolute investment performance, as well as each fund’s relative investment performance measured against (i) a broad based securities market index (or a proprietary custom index, in the case of China Region Fund), and (ii) a peer group of mutual funds over multiple periods. For each fund, the following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (or a proprietary custom index, in the case of China Region Fund) (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percent age beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. For China Region Fund, the proprietary custom index is an index developed by FMR that represents the performance of the Hang Seng Index until September 1, 2000 and the Morgan Stanley Capital International Golden Dragon Plus Index beginning September 1, 2000.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one , three , and five year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful compar ison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Canadian issuers. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

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Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period and the fourth quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one and five year periods and the fourth quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one year period and the second quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period and the second quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return of the fund compared favor ably to its benchmark.

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Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one and five year periods and the second quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one , three , and five year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful compar ison for the fund, however, because the fund’s investment strategy of investing in securities of companies with smaller market capitalizations is more specialized than that of the other funds in the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the fund’s three year cumulative total return compared favorably to its benchmark.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one , three , and five year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the one year cumulative total return of the fund compared favorably to its benchmark.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of issuers in Norway, Sweden, Finland, and Denmark. The Board also stated that the relative investment perfor mance of the fund has compared favorably to its benchmark over time.

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Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one and five year periods and the second quartile for the three year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one year period, the second quartile for the three year period, and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the five year cumulative total return compared favorably to its benchmark.

The Board also considered that each of Canada Fund’s, Europe Fund’s, Europe Capital Appreciation Fund’s, Japan Fund’s, Pacific Basin Fund’s, and Southeast Asia Fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjust ment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund’s shareholders and helps to more closely align the interests of FMR and each fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

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Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit each fund’s shareholders, particularly in light of the Board’s view that each fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund’s. For example, a TMG % of 24% would mean that 76% of the funds in the Total Mapped Group had higher management fees than a fund. The “Asset Size Peer Group” (ASPG) compari son focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which a fund’s management fee ranked and the impact of a fund’s performance adjustment (if applicable), is also included in the charts and considered by the Board.

A-117

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Annual Report A-118

A-119 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Annual Report A-120

The Board noted that each fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of a fund’s performance adjustment, if applicable, on the fund’s management fee ranking.

Based on its review, the Board concluded that each fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Canada Fund’s, Europe Fund’s, and Europe Capital Appreciation Fund’s positive performance adjustment, and Japan Fund’s, Pacific Basin Fund’s and Southeast Asia Fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the busi ness of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggre gate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After consider ing PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the funds’ business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

A-121

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s management increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particu lar fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the exist ing advisory fee structures are fair and reasonable, and that each fund’s existing Advisory Contracts should be renewed.

Annual Report

A-122

A-123

Annual Report

Annual Report

A-124

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Gestion (FIGEST)
Europe Fund
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodians
JPMorgan Chase Bank
New York, NY
Emerging Markets Fund, Europe Fund, Europe Capital Appreciation
Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund
Brown Brothers Harriman & Co.
Boston, MA
Canada Fund, China Region Fund, Japan Smaller Companies Fund,
Latin America Fund, Nordic Fund
Fidelity’s International Equity Funds
Aggressive International Fund
Canada Fund
China Region Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
Global Balanced Fund
International Discovery Fund
International Small Cap Fund
Japan Fund
Japan Smaller Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
Worldwide Fund

Corporate Headquarters 82 Devonshire Street Boston, MA 02109 www.fidelity.com

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

Please carefully consider the funds’ investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

TIF UANNPRO 1205 1.784781.102

Fidelity® International Small Cap Fund

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	34	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent	54
Registered Public
Accounting Firm
Trustees and Officers	55
Distributions	65
Board Approval of	66
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Small Cap’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemp tion of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
International Small Cap	30.67%	39.85%

A From September 18, 2002.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in International Small Cap on Septem ber 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Tokuya Sano, Ben Paton and Wilson Wong, Co Portfolio Manag ers of Fidelity® International Small Cap Fund. Wilson Wong became a co manager on July 1, 2005.

Foreign stock markets enjoyed broad based advances for the year ending October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to eco nomic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

During the past year, International Small Cap’s return was 30.67%, besting the 27.83% and 25.87% returns of the MSCI Small Cap index and the LipperSM International Small Cap Funds Average, respectively. From a geographical perspective, Western Europe was the strongest contributor versus the index, with stock selection in Germany alone adding almost four percentage points to the fund’s return. On a sector basis, fund performance was helped the most by our picks in telecommunication services and information technology, while its holdings in materials and health care underperformed. Among individual holdings, the most positive contributors were Egyptian wireless stock Orascom and German fiber board manufacturer Pfleiderer, both of which were sold for valuation reasons. In the Asian portfolio, the fund was helped by its investments in Yamada Denki and Ibiden both Japanese holdings. Overall, though, stock selection in Japan had a negative impact on relative performance. From a sector standpoint, our picks in materials and health care could have been better. Detractors included U.K. energy holding BowLeven, along with cellular handset aftermarket services provider Accord Customer Care Solutions, a Singapore based holding we sold, and flexible printed circuit board maker NOK, a Japanese stock we trimmed substantially.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,099.70	$8.73
HypotheticalA	$1,000.00	$1,016.89	$8.39
Class T
Actual	$1,000.00	$1,098.40	$10.05
HypotheticalA	$1,000.00	$1,015.63	$9.65
Class B
Actual	$1,000.00	$1,096.10	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
Class C
Actual	$1,000.00	$1,095.80	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
International Small Cap
Actual	$1,000.00	$1,102.00	$6.73
HypotheticalA	$1,000.00	$1,018.80	$6.46
Institutional Class
Actual	$1,000.00	$1,101.70	$6.89
HypotheticalA	$1,000.00	$1,018.65	$6.61

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.27%
Institutional Class	1.30%

Annual Report

8

Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Investment Companies	97.8	96.6
Bonds	0.1	0.0
Short Term Investments and Net Other Assets	2.1	3.4

9 Annual Report

Investment Changes continued

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Steinhoff International Holdings Ltd. (South
Africa, Household Durables)	1.5	1.3
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	1.3
Yamada Denki Co. Ltd. (Japan, Specialty Retail)	1.3	0.0
K&S AG (Germany, Chemicals)	1.3	1.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Stolt Nielsen SA (Luxembourg, Marine)	1.0	0.9
Banca Italease Spa (Italy, Diversified Financial
Services)	1.0	0.0
Neste Oil Oyj (Finland, Oil, Gas & Consumable
Fuels)	0.9	0.4
Ibiden Co. Ltd. (Japan, Electronic Equipment &
Instruments)	0.9	0.5
Kura Corp. Ltd. (Japan, Food & Staples Retailing)	0.9	0.4
	11.5
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	18.7	22.5
Industrials	15.5	14.9
Materials	14.8	14.1
Energy	13.0	7.8
Information Technology	12.9	13.0
Financials	9.5	9.8
Health Care	5.8	6.4
Consumer Staples	4.3	2.9
Telecommunication Services	2.8	4.8
Utilities	0.6	0.3

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.4%
	Shares	Value (Note 1)
		(000s)

Australia – 10.4%
ABC Learning Centres Ltd.	1,308,951	$6,362
Adelaide Bank Ltd.	102,800	957
Austar United Communications Ltd. (a)	913,300	816
Austbrokers Holdings Ltd.	455,000	680
Australian Agricultural Co. Ltd.	877,210	1,194
Australian Stock Exchange Ltd.	604,239	12,999
Australian Worldwide Exploration Ltd. (a)(d)	998,700	1,523
Billabong International Ltd.	546,600	5,289
Bradken Ltd.	2,426,442	6,804
Caltex Australia Ltd.	397,800	6,044
Centamin Egypt Ltd. (a)	7,820,178	2,319
Challenger Financial Services Group Ltd.	849,959	2,313
Coates Hire Ltd.	392,300	1,361
Cochlear Ltd.	179,000	5,084
Computershare Ltd.	1,370,972	6,715
ConnectEast Group unit	3,264,583	1,770
CSL Ltd.	66,200	1,856
CSR Ltd.	3,282,600	7,167
Dominos Pizza Australia New Zealand Ltd.	1,839,000	4,057
Downer EDI Ltd.	1,777,883	8,083
Dwyka Diamonds Ltd. (a)	7,024,086	3,793
Elixir Petroleum Ltd. (a)	3,666,540	1,639
Elkedra Diamonds NL (a)	3,000,000	983
Elkedra Diamonds NL warrants 8/31/07 (a)	3,000,000	352
Energy Developments Ltd.	452,327	1,539
Energy Resources of Australia Ltd.	144,800	1,429
Fox Resources Ltd. (a)(e)	4,514,836	844
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	6
Hardman Resources Ltd.:
(Australia) (a)	2,002,781	3,025
(United Kingdom) (a)	480,653	721
Healthscope Ltd.	294,400	1,255
Iluka Resources Ltd.	840,900	4,867
International Ferro Metals (e)	26,337,500	15,854
Jubilee Mines NL	252,600	1,224
Macquarie Airports unit	922,500	2,069
Macquarie Bank Ltd.	34,700	1,678
Macquarie Communications Infrastructure Group unit	1,331,700	5,726
Macquarie Infrastructure Group unit	1,404,600	3,602
Mayne Group Ltd.	84,600	330
Mineral Deposits Ltd. (a)	4,920,000	3,403
Mortgage Choice Ltd.	3,927,808	4,464

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Australia – continued
Novera Energy Ltd. (a)	856,600	$993
Oxiana Ltd. (a)	3,612,500	3,620
Paladin Resources Ltd. (a)	4,294,500	6,358
Perpetual Trustees Australia Ltd.	21,200	994
Primary Health Care Ltd.	104,800	823
Publishing & Broadcasting Ltd.	277,900	3,350
QBE Insurance Group Ltd.	424,723	5,653
Rinker Group Ltd.	248,000	2,793
Roc Oil Co. Ltd. (a)	6,508,592	11,754
Seek Ltd.	2,933,202	6,229
Select Managed Funds Ltd.	84,200	315
SFE Corp. Ltd.	336,800	3,135
Sigma Co. Ltd.	490,500	4,390
Sphere Investments Ltd. (a)(e)	5,250,000	2,552
Stockland New (a)	408	2
Sylvania Resources Ltd. (a)(e)	6,480,000	2,738
Tap Oil Nl (a)	391,700	712
Transfield Services Ltd.	133,800	743
Transurban Group unit	115,600	553
UNiTAB Ltd.	292,600	2,779
United Group Ltd.	959,121	7,530
Virotec International Ltd.:
(Australia) (a)	1,852,832	1,039
(United Kingdom) (a)	5,185,500	3,053
Vision Group Holdings Ltd.	484,300	1,630
WorleyParsons Ltd. (d)	936,800	6,865
Zinifex Ltd.	2,191,500	7,964
TOTAL AUSTRALIA		230,763

Austria – 0.3%
OMV AG	112,300	6,058
Belgium – 0.6%
Euronav NV	57,000	1,756
Melexis NV	93,199	1,162
Omega Pharma SA	84,500	4,366
Punch International NV (a)	29,700	2,585
Recticel SA	384,144	3,560
TOTAL BELGIUM		13,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Bermuda – 1.2%
Aquarius Platinum Ltd.:
(Australia)	184,902	$1,383
(United Kingdom)	694,305	5,224
China Lotsynergy Holding Ltd. (a)	7,190,000	2,365
Jinhui Shipping & Transportation Ltd. (d)	164,000	575
Petra Diamonds Ltd. (a)	2,123,906	2,331
Ports Design Ltd.	2,983,000	2,790
RC Group (Holdings) Ltd. (f)	2,493,279	1,677
SeaDrill Ltd. (a)(g)	375,000	2,306
Tanzanite One Ltd.	2,221,701	4,936
Xceldiam Ltd. (f)	3,318,255	2,643
Xceldiam Ltd. warrants 11/16/07 (a)(f)	1,965,127	0
TOTAL BERMUDA		26,230

Brazil – 0.2%
Petroleo Brasileiro SA Petrobras sponsored ADR (non-vtg.)	86,900	5,553
British Virgin Islands – 0.3%
Albidon Ltd. unit (a)	1,000,000	505
BDI Mining Corp. (a)(e)	7,717,890	4,646
Titanium Resources Group Ltd.	1,890,000	1,824
TOTAL BRITISH VIRGIN ISLANDS		6,975

Canada 2.3%
Adastra Minerals, Inc. (a)	893,900	934
Altius Minerals Corp. (a)	400,000	1,399
Artumas Group, Inc.	203,500	907
Azure Dynamics Corp. Class A (a)	1,425,700	1,461
Bankers Petroleum Ltd. (a)	3,467,000	3,523
Banro Corp. (a)	393,900	2,835
Brazilian Diamonds Ltd. (a)	1,300,000	325
First Quantum Minerals Ltd.	163,200	3,828
Grove Energy Ltd. (a)	3,049,240	1,417
La Mancha Resources, Inc. (a)	561,000	656
Oilexco, Inc. (a)	5,534,400	18,745
Starfield Resources, Inc. (a)(e)	11,046,531	3,741
StrataGold Corp. (a)	2,229,000	1,095
Uruguay Mineral Exploration, Inc. (a)	245,200	851
Valkyries Petroleum Corp. (a)	430,000	2,130
Visual Defence, Inc.	3,180,000	1,379
Western Canadian Coal Corp. (a)	1,378,718	4,786

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Canada – continued
Western Canadian Coal Corp.:
warrants 2/9/06 (a)	84,359	$21
(United Kingdom) (a)	548,286	1,893
TOTAL CANADA		51,926

Cayman Islands – 0.6%
AAC Acoustic Technology Holdings, Inc.	4,450,000	2,239
Foxconn International Holdings Ltd.	2,172,000	2,326
Hutchison Telecommunications International Ltd.	174,000	220
Kingboard Chemical Holdings Ltd.	2,812,180	5,949
Mosvold Drilling Ltd. (a)	586,800	992
Sincere Watch (Hong Kong) Ltd.	6,984,000	901
SinoCom Software Group Ltd.	134,000	100
TOTAL CAYMAN ISLANDS		12,727

China – 0.2%
Shanghai Electric (Group) Corp. (H Shares)	6,592,000	2,083
Sina Corp. (a)	32,400	821
Xinao Gas Holdings Ltd.	2,674,000	2,035
TOTAL CHINA		4,939

Czech Republic – 0.2%
Komercni Banka AS unit	84,634	3,946
Denmark – 0.2%
Rockwool International AS Series A	43,700	3,401
Estonia – 0.1%
Tallinna Vesi AS	168,000	2,884
Finland – 1.7%
Aldata Solutions Oyj (a)	2,065,976	4,507
Capman Oyj (B Shares)	426,937	1,505
Inion OY	1,957,900	3,466
Neste Oil Oyj	649,600	20,130
Nokian Tyres Ltd.	473,590	7,380
TOTAL FINLAND		36,988

France – 1.3%
Altamir et Compagnie SA (a)	6,100	1,082
Bourbon SA	15,638	1,264
BVRP Software SA (a)	144,796	3,388
Constructions Industrielles dela Mediterranee SA	11,500	1,017
Damartex SA	21,485	773

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Groupe Open SA (d)	52,500	$694
Groupe Open SA warrants 10/21/06 (a)	14,809	8
Guerbet SA	8,400	1,133
Ipsos SA	16,003	1,899
Lagardere S.C.A. (Reg.)	21,700	1,492
Maisons France Confort	31,494	1,582
Orpea (a)	25,207	1,360
Sechilienne-Sidec	6,446	2,836
Signaux Girod	14,128	1,153
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	236,300	3,538
Sucriere de Pithivier Le Vieil	5,000	3,452
Tessi SA	24,066	1,202
The Lisi Group	22,500	1,308
TOTAL FRANCE		29,181

Germany – 3.0%
Advanced Photonics Technologies AG (a)	48,552	91
Articon-Integralis AG (Reg.) (a)	495,185	1,983
Deutz AG (a)(d)	1,676,400	7,596
ElringKlinger AG	18,284	677
Fresenius AG (d)	25,586	3,300
Grenkeleasing AG	25,918	1,352
Hawesko Holding AG	21,800	915
K&S AG	439,200	28,815
Kontron AG (a)	154,264	1,128
Merck KGaA	48,441	4,007
Parsytec AG (a)	188,871	498
Pfleiderer AG (a)	114,359	2,084
PSI AG (a)(e)	689,200	3,396
Pulsion Medical Systems AG (a)	98,511	543
SGL Carbon AG (a)	250,100	3,661
Suedzucker AG (Bearer) (d)	243,275	5,124
United Internet AG	40,352	1,304
TOTAL GERMANY		66,474

Gibraltar 0.2%
PartyGaming PLC	2,216,200	3,423
Greece – 1.3%
Alfa-Beta Vassilopoulos SA (Reg.) (a)	108,600	1,432
Autohellas SA	238,800	945
Fourlis Holdings SA	252,000	2,229
Greek Organization of Football Prognostics SA	76,842	2,218

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Greece – continued
Hyatt Regency SA (Reg.)	309,882	$3,796
Intralot SA	110,700	1,651
Motor Oil (HELLAS) Corinth Refineries SA	155,420	3,354
Sarantis SA (Reg.)	1,633,418	12,101
TOTAL GREECE		27,726

Hong Kong – 0.8%
Cafe de Coral Holdings Ltd.	538,000	607
Chen Hsong Holdings Ltd.	1,060,000	475
Convenience Retail Asia Ltd.	432,000	143
Fong’s Industries Co. Ltd.	500,000	339
Hong Kong & Shanghai Hotels Ltd.	2,229,500	2,229
Hong Kong Aircraft & Engineering Co.	152,400	1,108
Integrated Distribution Services Group Ltd. (IDS)	2,488,000	2,439
JCG Holdings Ltd.	880,000	874
Linmark Group Ltd.	2,218,000	672
Lung Kee (Bermuda) Holdings	978,000	732
Midland Holdings Ltd.	1,794,000	868
Shanghai Industrial Holdings Ltd. Class H	339,000	603
Shun Tak Holdings Ltd.	1,376,000	994
Solomon Systech Ltd.	7,070,000	2,599
Tingyi (Cayman Island) Holding Corp.	100,000	34
Tom.com Ltd. (a)	4,332,000	771
Vtech Holdings Ltd.	455,000	1,937
TOTAL HONG KONG		17,424

Hungary – 0.4%
MOL Magyar Olay es Gazipari RT Series A (For. Reg.)	44,200	4,061
OTP Bank Rt.	127,473	4,557
TOTAL HUNGARY		8,618

India – 0.7%
Balkrishna Industries Ltd.	37,161	854
Bharti Televentures Ltd. (a)	445,504	3,201
Cipla Ltd.	8,214	66
Financial Technology (India) Ltd.	86,718	1,885
State Bank of India	355,858	7,379
Suzlon Energy Ltd. (a)	181,848	2,883
TOTAL INDIA		16,268

Ireland – 0.9%
Adwalker PLC (a)(e)	9,125,000	1,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Ireland – continued
Aminex PLC (a)	3,160,919	$1,259
IAWS Group PLC (Ireland)	38,059	525
Kenmare Resources PLC (a)	4,741,500	3,001
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	637
Minco PLC (a)	1,818,181	531
Minco PLC warrants 12/3/05 (a)	909,090	64
Paddy Power PLC (Ireland)	241,011	4,074
Petroceltic International PLC (a)	12,421,734	2,529
Providence Resources PLC (a)	28,529,700	1,300
Trinity Biotech PLC sponsored ADR (a)(d)	227,325	1,523
Vimio PLC	944,000	2,657
TOTAL IRELAND		19,392

Israel – 0.4%
Advanced Vision Technology Ltd. (a)	165,400	1,884
Leadcom Integrated Solutions (e)	5,160,100	4,705
Metal-Tech Ltd.	830,000	2,645
TOTAL ISRAEL		9,234

Italy 2.0%
Amplifon Spa	38,350	2,494
Banca Italease Spa	1,051,300	22,242
Bastogi Spa (a)(d)	3,714,300	1,205
Brembo Spa	218,769	1,520
Cassa Di Risparmio Di Firenze	2,942,982	8,777
Lottomatica Spa New	112,000	4,068
Saipem Spa	79,800	1,141
Teleunit Spa (a)(e)	9,675,858	3,683
TOTAL ITALY		45,130

Japan 32.9%
Able, Inc. (d)	30,500	1,094
Adtec Plasma Technology Co. Ltd.	10	43
Advance Create Co. Ltd.	833	1,984
Advanced Media, Inc. Japan	314	2,129
Aeon Fantasy Co. Ltd.	70,600	1,755
Aichi Steel Corp. (d)	2,156,000	15,180
Ain Pharmaciez, Inc.	68,800	1,451
All About, Inc.	77	536
Ariake Japan Co. Ltd. (d)	180,300	4,075
ARRK Corp.	46,700	2,592
Asahi Denka Co. Ltd. (d)	233,000	2,892

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
ASICS Trading Co. Ltd.	54,900	$755
Asset Managers Co. Ltd. (d)	633	3,059
Axell Corp. (d)	660	2,481
Bando Chemical Industries Ltd.	249,000	1,095
Central Glass Co. Ltd.	267,000	1,494
Chiyoda Corp.	96,000	1,659
Chugoku Marine Paints Ltd.	432,000	2,159
CMIC Co. Ltd. (d)	1,950	697
COMSYS Holdings Corp.	188,000	2,125
Create Restaurants, Inc.	110,200	5,583
Create SD Co. Ltd.	44,700	1,618
Credit Saison Co. Ltd.	15,600	709
Cyber Agent Ltd. New	566	1,020
cyber communications, Inc. (a)(d)	870	2,215
Cyber Firm, Inc. (a)	315	1,009
Daifuku Co. Ltd.	316,000	4,168
Daihatsu Diesel Manufacturing Co. Ltd.	370,000	1,698
Daiwabo Information System Ltd. (d)	450,000	7,506
DC Co. Ltd.	206,000	787
Dip Corp. (a)(d)	133	207
Doshisha Co. Ltd.	79,650	1,414
E*TRADE Securities Co. Ltd. (d)	488	2,565
Enshu Ltd. (a)(d)	1,118,000	3,670
EPS Co. Ltd. (d)	604	1,794
Excite Japan Co. Ltd	277	1,684
Faith, Inc. (d)	330	151
Faith, Inc. New (a)	1,320	602
FCC Co. Ltd. (d)	58,000	2,391
Finance All Corp. (d)	2,636	2,488
FinTech Global, Inc. (d)	49	188
FinTech Global, Inc. New	98	377
Forval Corp.	79,300	846
FT Communications Co. Ltd. (d)	689	1,790
Fuji Seal International, Inc.	60	2
Fujikura Ltd.	1,304,000	8,447
Furukawa Co. Ltd. (a)(d)	3,058,000	6,621
Gourmet Navigator, Inc. (d)	395	1,115
Hamamatsu Photonics KK (d)	158,000	3,674
Haseko Corp. (a)	330,500	1,145
Hikari Tsushin, Inc.	508,000	32,687
Hiroshima Bank Ltd.	446,000	2,916
Hitachi Construction Machinery Co. Ltd.	129,000	2,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Hitachi Metals Ltd.	761,000	$7,836
Hogy Medical Co.	29,000	1,590
Hokuto Corp. (d)	276,800	4,492
I-CF, Inc. (a)(d)	1,333	2,655
Ibiden Co. Ltd.	467,600	18,952
Index Corp. New (d)	11,216	12,627
Innotech Corp. Japan	329,800	2,485
Intelligent Wave, Inc. (d)	543	1,801
Iriso Electronics Co. Ltd.	43,500	1,243
Ishihara Chemical Co. Ltd.	49,000	883
Itochu Corp.	668,000	4,582
Itochushokuhin Co. Ltd.	1,500	51
J Bridge Corp. (a)(d)	182,800	2,918
Japan Communications, Inc. (d)	402	473
Japan Digital Contents Trust, Inc. (a)(d)	214	239
Japan Digital Contents Trust, Inc. New (a)	214	234
Jastec Co. Ltd.	119,600	2,362
JFE Holdings, Inc.	67,400	2,095
Juroku Bank Ltd.	175,000	1,461
KAGA ELECTRONICS Co. Ltd.	97,800	2,528
Kakaku.com, Inc. New (d)	140	485
Kawasaki Heavy Industries Ltd. (d)	999,000	2,613
Kenedix, Inc.	3,176	13,037
Kibun Food Chemifa Co. Ltd.	136,200	3,303
KK daVinci Advisors (a)	617	2,912
Kobe Steel Ltd.	1,718,000	5,073
Kura Corp. Ltd. (e)	2,946	18,905
Kurita Water Industries Ltd.	215,000	3,616
Link Theory Holdings Co. Ltd.	284	1,355
livedoor Co. Ltd. (a)(d)	1,599,232	5,886
Lopro Corp. (d)	140,100	808
LTT Bio-Pharma Co. Ltd.	112	225
Mars Engineering Corp.	94,700	2,920
Maruei Department Store Co. Ltd.	376,000	1,078
Meganesuper Co. Ltd.	18,320	250
Misumi Group, Inc.	60,800	2,396
Mitsubishi Materials Corp.	957,000	3,299
Mitsui & Co. Ltd.	296,000	3,648
Mitsui O.S.K. Lines Ltd.	617,000	4,360
Mitsui Trust Holdings, Inc.	381,000	4,600
Moshi Moshi Hotline, Inc.	14,750	1,401
Nachi-Fujikoshi Corp. (d)	1,689,000	7,738

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
NEOMAX Co. Ltd.	176,000	$5,335
Net One Systems Co. Ltd.	3,971	7,634
NextCom KK (d)	736	892
NextCom KK New	2,208	2,639
NGK Insulators Ltd.	207,000	2,476
NGK Spark Plug Co. Ltd.	313,000	5,039
NHK Spring Co. Ltd.	186,000	1,466
Nidec Corp.	18,500	1,088
Nidec Corp. New	18,500	1,088
Nidec Tosok Corp. (d)	173,400	2,035
Nihon Ceratec Co. Ltd. (d)	290	1,200
Nihon Chouzai Co. Ltd.	38,900	1,199
Nihon Dempa Kogyo Co. Ltd. (d)	476,700	13,789
Nihon Micro Coating Co. Ltd. (a)	150,600	1,038
Nihon Trim Co. Ltd. (d)	176,300	9,497
Nihon Unicom Corp.	99,200	1,133
Nikko Cordial Corp.	204,500	2,479
Nippon Denko Co. Ltd. (d)	186,000	641
Nippon Denwa Shisetsu	25,000	94
Nippon Electric Glass Co. Ltd.	87,000	1,669
Nippon Mining Holdings, Inc.	105,500	779
Nippon Oil Corp.	465,000	3,959
Nippon Seiki Co. Ltd. (d)	464,000	8,029
Nippon Suisan Kaisha Co. Ltd. (d)	854,000	3,432
Nissei Corp.	128,000	1,643
Nissin Co. Ltd.	267,080	389
Nissin Co. Ltd. New	267,080	384
Nissin Kogyo Co. Ltd.	614,200	27,553
Nissin Servicer Co. Ltd.	2,001	1,872
Nissin Servicer Co. Ltd. New	2,001	1,872
Nitta Corp.	102,000	1,381
NOK Corp.	187,800	5,676
Ogaki Kyoritsu Bank Ltd.	359,000	2,279
Ohara, Inc. (a)	52,400	2,201
Orient Corp. (a)	785,000	3,358
Otaki Gas Co. Ltd.	16,000	80
Otsuka Corp.	164,500	14,559
Pacific Metals Co. Ltd. (d)	1,545,000	6,743
Parker Corp.	49,000	505
Pigeon Corp. (d)	253,900	3,344
Resona Holdings, Inc. (a)	1,103	3,200
Rex Holdings Co. Ltd. (d)	791	5,213

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Rohto Pharmaceutical Co. Ltd. New	134,000	$1,193
Saint Marc Co. Ltd. (d)	75,500	3,825
Sammy NetWorks Co. Ltd. (d)	1,229	15,433
SBI Holdings, Inc. (d)	11,860	5,926
Sega Sammy Holdings, Inc.	7,400	267
Sega Sammy Holdings, Inc. New	76,500	2,776
Seikagaku Corp.	196,300	2,120
Sekisui Chemical Co. Ltd.	172,000	1,092
Sekisui Plastics Co. Ltd.	335,000	1,155
Shinohara Systems of Construction Co. Ltd.	831	3,483
Showa Denko KK	715,000	2,291
Showa Shell Sekiyu KK (d)	595,200	7,423
Silex Technology, Inc.	269	745
Simplex Investment Advisors, Inc. (d)	60	488
Softbrain Co. Ltd. (d)	449	817
Software Research Association (SRA) (d)	28,700	483
Sumitomo Corp.	1,185,000	13,238
Sumitomo Metal Mining Co. Ltd.	1,604,000	14,641
Sumitomo Precision Products Co. Ltd.	374,000	1,960
Sumitomo Rubber Industries Ltd.	589,000	7,253
Sumitomo Titanium Corp. (d)	10,600	1,230
Sumitomo Titanium Corp. New (d)	20,600	2,319
Sun Frontier Fudousan Co. Ltd.	1,278	6,132
Sunx Ltd.	140,100	2,334
Taisei Corp.	366,000	1,626
Taiyo Kagaku (d)	85,500	1,111
Take & Give Needs Co. Ltd. (a)	2,817	3,952
Tamron Co. Ltd. (d)	84,000	1,157
Teijin Ltd	842,000	5,031
Teikoku Oil Co. Ltd.	420,000	4,048
Telewave, Inc. (d)	652	3,811
The First Energy Service Co. Ltd. (d)	39	136
The First Energy Service Co. Ltd. New (d)	156	544
The Keiyo Bank Ltd.	185,000	1,392
Toc Co. Ltd.	104,000	603
Token Corp.	82,100	3,896
Tokuyama Corp.	644,000	6,414
Tokyo Seimitsu Co. Ltd. (d)	67,100	3,086
TonenGeneral Sekiyu KK	134,000	1,502
Toray Industries, Inc.	2,627,000	14,651
Tosoh Corp.	982,000	4,363
Toyo Ink Manufacturing Co. Ltd. (d)	1,994,000	8,582

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Toyo Suisan Kaisha Ltd.	60,000	$1,044
Trancom Co. Ltd.	101,700	2,127
Trans Cosmos, Inc. (d)	78,600	3,989
Trend Micro, Inc.	39,500	1,235
Turbolinux, Inc.	170	467
Tyo Productions, Inc.	128,000	593
Usen Corp.	718,550	16,521
Warabeya Nichiyo Co. Ltd. (d)	140,700	2,028
Works Applications Co. Ltd. (a)(d)	7,314	6,777
Yachiyo Industry Co. Ltd.	121,000	2,022
Yahagi Construction Co. Ltd.	299,000	1,489
Yamada Denki Co. Ltd.	331,500	29,196
Yamaichi Electronics Co. Ltd.	105,900	1,316
Yaskawa Electric Corp. (a)(d)	930,000	7,273
Yasuragi Co. Ltd. (a)	115,900	3,914
Yorozu Corp.	138,300	1,304
Yoshimoto Kogyo Co. Ltd. (d)	102,000	1,806
Zensho Co. Ltd. (d)	83,900	1,415
Zensho Co. Ltd. New (a)(d)	83,900	1,415
TOTAL JAPAN		727,557

Korea (South) 0.4%
Doosan Heavy Industries & Construction Co. Ltd.	154,920	3,354
Hyundai Engineering & Construction Co. Ltd. (a)	24,740	769
LG Household & Health Care Ltd.	30,080	1,642
NHN Corp. (a)	24,661	4,098
TOTAL KOREA (SOUTH)		9,863

Luxembourg 1.0%
Stolt-Nielsen SA	653,190	22,991
Netherlands – 0.2%
Axalto Holding NV (a)	82,100	2,235
Bateman Engineering NV	480,200	2,011
TOTAL NETHERLANDS		4,246

New Zealand – 0.8%
Auckland International Airport Ltd.	3,469,725	4,759
Fisher & Paykel Healthcare Corp.	2,225,596	5,404
Fletcher Building Ltd.	464,190	2,550
Sky City Entertainment Group Ltd.	1,663,489	5,285
TOTAL NEW ZEALAND		17,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Norway 2.1%
ABG Sundal Collier ASA	1,168,000	$1,382
Aker Kvaerner ASA (a)	32,000	1,662
Camillo Eitzen & Co. ASA	605,200	6,046
Deep Ocean ASA (a)	421,247	1,036
Mamut ASA (a)	733,600	1,353
Odfjell ASA (A Shares)	85,700	1,643
P4 Radio Hele Norge ASA	141,400	565
Pertra Midt-Norges AS (g)	60,000	922
Petroleum Geo-Services ASA (a)	116,250	2,948
Profdoc ASA (a)	113,200	1,583
Schibsted ASA (B Shares)	54,100	1,559
Solstad Offshore ASA	114,000	1,577
Songa Offshore ASA (a)	985,408	4,317
Songa Offshore ASA warrants 5/20/08 (a)(g)	177,778	519
Statoil ASA	222,900	4,985
Stepstone ASA (a)(e)	4,710,000	5,719
TANDBERG ASA	334,300	3,289
TANDBERG Television ASA (a)	395,400	4,923
TOTAL NORWAY		46,028

Papua New Guinea – 0.1%
Oil Search Ltd.	517,100	1,276
Poland – 1.2%
Pfleiderer Grajewo SA	440,800	3,680
Polski Koncern Naftowy Orlen SA unit	526,600	18,894
Powszechna Kasa Oszczednosci Bank SA	103,000	866
TVN SA	149,254	2,546
TOTAL POLAND		25,986

Portugal 0.2%
Impresa SGPS (a)	984,753	5,489
Russia – 1.5%
Mobile TeleSystems OJSC:
GDR (Reg. S)	74,000	2,738
sponsored ADR	81,300	3,007
Sibirtelecom Open Joint Stock Co. sponsored ADR (a)	104,700	5,209
Sistema JSFC sponsored GDR	314,200	7,038
Uralsvyazinform sponsored ADR	614,100	4,286
Vimpel Communications sponsored ADR (a)	68,100	2,724
VolgaTelecom sponsored ADR	1,000,400	7,303
TOTAL RUSSIA		32,305

See accompanying notes which are an integral part of the financial statements.

23		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 2.5%
Cosco Investment (Singapore) Ltd.	2,638,000	$3,426
CSE Global Ltd.	996,000	426
GES International Ltd.	4,344,000	2,385
Guocoland Ltd.	446,000	411
Hong Leong Finance Ltd.	310,000	652
HTL International Holdings Ltd.	1,422,500	1,058
Jurong Technologies Industrial Corp. Ltd.	1,686,000	1,941
Keppel Land Ltd.	930,000	2,097
Olam International Ltd.	2,539,000	1,919
Osim International Ltd.	800,000	732
Parkway Holdings Ltd.	4,538,000	5,305
SembCorp Industries Ltd.	3,425,000	5,439
SembCorp Logistics Ltd.	596,000	602
Sembcorp Marine Ltd.	2,860,000	4,626
SIA Engineering Co. Ltd.	2,847,000	4,185
Singapore Exchange Ltd.	4,407,000	7,025
Singapore Petroleum Co. Ltd.	1,501,000	4,271
Singapore Post Ltd.	10,718,000	7,213
United Overseas Land Ltd.	803,000	1,109
TOTAL SINGAPORE		54,822

South Africa 3.7%
Aflease Gold & Uranium Resources Ltd. (a)	2,643,000	1,910
African Bank Investments Ltd.	3,710,751	11,066
Discovery Holdings Ltd. (a)	2,751,919	9,002
FirstRand Ltd.	952,000	2,240
Foschini Ltd.	488,000	3,109
Gold Reef Casino Resorts Ltd.	697,000	1,433
JD Group Ltd.	188,100	2,011
MTN Group Ltd.	1,176,702	8,768
Nedbank Group Ltd	154,000	1,962
Steinhoff International Holdings Ltd.	12,684,632	33,194
VenFin Ltd.	904,500	4,920
Wilson Bayly Holmes Ovcon Ltd.	446,856	2,684
TOTAL SOUTH AFRICA		82,299

Spain – 0.3%
Antena 3 Television SA	274,232	5,332
Construcciones y Auxiliar de Ferrocarriles	9,500	991
TOTAL SPAIN		6,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Sweden – 1.9%
Consafe Offshore AB (A Shares) (a)	1,103,172	$14,921
Eniro AB (d)	153,028	1,672
Gambro AB (A Shares)	405,000	5,723
Hexagon AB (B Shares) (d)	213,129	5,019
Intrum Justitia AB (a)	375,200	3,205
Modern Times Group AB (MTG) (B Shares) (a)	210,550	8,053
Observer AB	1,180,035	3,987
VBG AB (B Shares)	6,710	198
TOTAL SWEDEN		42,778

Switzerland – 0.8%
Actelion Ltd. (Reg.) (a)	18,108	2,037
Amazys Holding AG	54,100	3,273
Barry Callebaut AG	2,861	802
Bucher Holding AG	31,439	2,512
Escor Casino & Entertainment SA	19,770	395
Mobilezone Holding AG (a)	462,199	1,757
Pargesa Holding SA	14,130	1,091
Roche Holding AG (participation certificate)	23,767	3,551
Sulzer AG (Reg.)	2,648	1,274
Swissquote Group Holding SA (a)	18,811	1,878
TOTAL SWITZERLAND		18,570

Thailand – 0.1%
Bumrungrad Hospital PCL (For. Reg.)	2,330,500	1,529
Turkey 1.4%
Atakule Gayrimenkul Yatirim Ortakligi AS	1,033,000	871
Dogan Gazetecilik AS (a)	3,601,955	7,622
Efes Sinai Yatirim Holding AS Class B (a)	871,100	8,766
Enka Insaat ve Sanayi AS	360,950	3,979
Tupras Turkiye Petrol Rafinerileri AS	525,600	8,984
TOTAL TURKEY		30,222

United Arab Emirates – 0.0%
Investcom LLC GDR	45,600	616
United Kingdom – 15.3%
Abcam PLC	417,239	1,234
Accuma Group PLC	418,063	1,303
Advanced Technology (UK) PLC (a)(e)	7,355,000	0
AeroBox PLC (a)	5,694,657	706
Afren PLC (e)	13,078,000	12,040

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
African Copper PLC	1,742,884	$1,450
Air Partner PLC	45,000	480
Alba PLC	749,800	4,912
Alliance Pharma PLC (a)(e)	9,049,400	2,924
Alterian PLC (a)	1,486,000	3,026
Amlin PLC	157,014	616
Andor Technology Ltd.	444,444	803
Anglo Asian Mining PLC	2,605,500	3,414
Appian Technology PLC (a)	1,916,178	153
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	0
Ascent Resources PLC (a)(e)	12,000,000	2,603
Ascent Resources PLC warrants 6/2/07 (a)	6,000,000	770
Asia Energy PLC (a)	1,390,951	12,375
Atrium Underwriting PLC	257,060	917
BG Group PLC	441,600	3,878
Bioprogress PLC (a)	4,376,349	2,479
Block Shield Corp. PLC (a)	900,000	1,984
Body Shop International PLC	800,000	2,974
BowLeven PLC	1,407,600	9,158
British Energy Group PLC (a)	274,800	2,160
Burren Energy PLC	64,302	911
Caffe Nero Group PLC (a)	282,978	1,250
Cambrian Mining PLC (a)(e)	6,039,800	15,024
Cambrian Mining PLC warrants 1/25/06 (a)	350,000	0
Cardpoint PLC (a)	345,300	688
Central African Mining & Exploration Co. PLC (a)	16,622,700	3,237
Centurion Electronics PLC (e)	1,751,839	574
Ceres Power Holding PLC	776,700	1,856
Chaco Resources PLC (f)	9,500,000	1,009
Chaucer Holdings PLC	5,079,800	4,789
Clapham House Group PLC (a)	725,650	1,856
Cobra Biomanufacturing PLC (a)	701,900	587
Coffeeheaven International PLC (a)(f)	8,115,909	1,580
Corac Group PLC (a)(e)	4,849,104	2,146
Corin Group PLC	1,210,314	7,119
CSS Stellar PLC (a)	598,908	414
CustomVis PLC (a)	1,558,936	155
DA Group PLC (a)(e)	1,875,165	2,490
Daniel Stewart Securities PLC (a)	3,029,000	831
Dat Group PLC (e)	1,806,000	1,263
Domino’s Pizza UK & IRL PLC	383,626	2,004
Dream Direct Group PLC (a)	145,000	245

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Eclipse Energy Co. Ltd. (g)	102,000	$1,354
Eureka Mining PLC (a)	381,700	730
Europa Oil & Gas Holdings PLC	1,000,000	549
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	86
European Diamonds PLC (a)	499,300	194
Faroe Petroleum PLC (a)	1,288,906	2,852
Firestone Diamonds PLC (a)	687,000	1,745
Flomerics Group PLC	449,658	637
Forum Energy PLC	1,127,270	2,505
Freeport PLC	256,276	1,894
Future PLC	1,717,169	1,718
Gaming Corp. PLC (a)	9,702,913	2,018
GMA Resources PLC (a)(e)	12,545,265	1,527
GMA Resources PLC (a)(e)(f)	12,100,818	1,499
Goals Soccer Centres PLC	827,000	2,116
Golden Prospect PLC	2,246,871	1,790
Goldshield Group PLC	416,400	2,643
GTL Resources PLC (a)	13,669,072	381
Gyrus Group PLC (a)	434,400	2,457
Hardide Ltd. (e)	12,401,000	2,909
Healthcare Enterprise Group PLC (a)(e)	9,818,379	10,604
Highbury House Communications PLC (a)	713,914	22
Hydrodec Group PLC (a)	6,231,100	2,730
ID Data PLC (a)(e)	84,350,500	1,344
Ideal Shopping Direct PLC	235,339	1,419
Imperial College Innovations Ltd. (g)	19,300	2,734
Inchcape PLC	30,122	1,099
Intertek Group PLC	116,310	1,467
IPSA Group PLC (e)	4,074,075	2,128
ITE Group PLC	4,436,717	8,876
ITM Power PLC (a)	4,339,800	8,452
Jubilee Platinum PLC (a)(e)	4,286,043	3,339
Lambert Howarth Group PLC (e)	1,568,784	6,291
Landround PLC (e)	298,600	582
Lawrence PLC	1,073,124	6,431
LTG Technologies PLC (a)	11,517,168	2,294
Manpower Software PLC (a)	258,824	121
Meridian Petroleum PLC (a)	2,747,000	377
Metals Exploration PLC (a)(e)	2,820,077	624
Metals Exploration PLC warrants 9/14/07 (a)	1,410,039	0
Mice Group PLC	4,432,324	2,472
Michelmersh Brick Holdings PLC (a)	578,900	1,010

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Monstermob Group PLC (a)	226,461	$1,520
NDS Group PLC sponsored ADR (a)	105,154	3,849
NETeller PLC (a)	263,100	3,209
NeuTec Pharma PLC (a)	174,136	1,372
NeutraHealth PLC (a)(e)	7,328,100	1,719
Oil Quest Resources PLC (a)(e)	2,362,285	596
Oystertec PLC (a)	7,009,687	1,365
P&MM Group PLC (a)(e)	2,035,000	3,423
Phytopharm PLC (a)	678,720	565
Pilat Media Global PLC (a)(e)	2,880,000	2,244
Platinum Mining Corp. of India PLC (e)	12,520,800	3,602
PlusNet Technologies Ltd. (a)(e)	1,567,355	7,340
Premier Oil PLC (a)	159,291	2,045
Primary Health Properties PLC	80,000	494
Proteome Sciences PLC (a)	623,042	750
Punch Graphix PLC	92,458	209
Pureprofile Media PLC (g)	680,000	602
Pureprofile Media PLC warrants 7/31/06 (a)(g)	680,000	0
QA PLC (a)	13,554,656	252
Rambler Metals & Mining PLC	1,300,000	886
Retail Decisions PLC (f)	7,007,400	2,605
Rheochem PLC (e)	8,728,300	1,854
Rheochem PLC warrants 12/21/07 (a)	4,364,150	0
Richmond Foods PLC	81,813	742
Royalblue Group PLC	45,073	519
Scapa Group PLC	3,660,400	1,507
SDL PLC (a)	1,450,000	4,005
Serabi Mining PLC	2,612,400	1,237
Sibir Energy PLC (a)	116,280	620
Sinclair Pharma PLC (a)	1,786,758	4,160
Sondex PLC	260,100	1,002
SPI Lasers PLC	658,000	1,782
Spice Holdings PLC	771,200	2,901
Sportingbet PLC	345,100	1,799
Stem Cell Sciences PLC	716,649	1,098
Sterling Energy PLC (a)	8,837,667	2,660
SubSea Resources PLC (e)	8,644,100	4,362
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	360
Synergy Healthcare PLC	314,553	2,345
Taghmen Energy PLC (a)(e)	4,745,755	5,671
Taghmen Energy PLC warrants 4/30/07 (a)	2,279,573	1,142
Tanfield Group PLC (a)	8,653,000	2,911

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Teesland PLC	1,380,000	$2,003
Tikit Group PLC (e)	720,362	2,436
TMO Biotec (g)	10,000	531
Toledo Mining Corp. PLC (a)	480,000	982
Triple Plate Junction PLC (a)	3,638,000	1,353
Triple Plate Junction PLC warrants 12/31/05 (a)	1,818,750	0
Tristel PLC	561,318	601
UK Coal PLC	1,087,069	2,762
ukbetting PLC (a)	2,517,419	2,630
Unibet Group PLC unit	474,256	9,888
Whatman PLC	280,100	1,389
White Nile Ltd. (a)	200,000	351
William Ransom & Son PLC	3,629,500	2,988
Windsor PLC	700,000	598
Wolfson Microelectronics PLC (a)	685,250	3,015
World Gaming PLC (a)	1,332,300	3,951
ZincOx Resources PLC (a)	970,000	2,619
TOTAL UNITED KINGDOM		337,828

United States of America – 1.7%
121Media, Inc. (e)	603,205	1,832
Central European Distribution Corp. (a)	49,300	1,963
Chindex International, Inc. (a)(d)	138,900	511
Cyberscan Technology, Inc.	158,400	1,725
Frontera Resources Corp.	2,300,000	5,131
Frontier Mining Ltd. (a)(e)	6,115,691	2,220
GeoGlobal Resources, Inc. (a)(d)	351,900	2,235
Marathon Oil Corp.	39,900	2,400
Private Media Group, Inc. (a)(d)	283,400	621
Solar Integrated Technologies, Inc. (a)	1,643,073	4,727
Trico Marine Services, Inc. (a)	67,200	1,713
Uranco, Inc. (a)(g)	1,333,332	1,000
Uranco, Inc. warrants 7/26/08 (a)(g)	666,666	0
UTEK Corp. (Reg. S)	34,942	414
Valero Energy Corp.	41,400	4,357
XL TechGroup, Inc.	1,442,680	6,769
TOTAL UNITED STATES OF AMERICA		37,618

TOTAL COMMON STOCKS
(Cost $1,812,433)		2,155,033

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Nonconvertible Preferred Stocks 0.4%
		Shares	Value (Note 1)
			(000s)
Germany – 0.4%
Fresenius AG
(Cost $3,683)		57,705	$8,107
Investment Companies 0.0%

United Kingdom – 0.0%
Black Sea Property Fund Ltd.
(Cost $1,166)		3,036,200	1,223
Corporate Bonds 0.1%
		Principal
		Amount (000s)
Convertible Bonds 0.1%
United Kingdom – 0.1%
BioCare Solutions Ltd. 1% 12/31/06 (g)	GBP	$54,768	970
Nonconvertible Bonds – 0.0%
Norway 0.0%
Songa Offshore ASA 9% 9/8/10 (g)		600	582
TOTAL CORPORATE BONDS
(Cost $1,574)			1,552
Money Market Funds 6.9%
		Shares
Fidelity Cash Central Fund, 3.92% (b)	36,414,099		36,414
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c) 115,371,226			115,371
TOTAL MONEY MARKET FUNDS
(Cost $151,785)			151,785
TOTAL INVESTMENT PORTFOLIO 104.8%
(Cost $1,970,641)			2,317,700

NET OTHER ASSETS – (4.8)%			(105,340)
NET ASSETS 100%			$2,212,360

See accompanying notes which are an integral part of the financial statements.
Annual Report	30

Currency Abbreviations GBP — British pound

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Security purchased on a delayed
delivery or when-issued basis.

(g) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $11,520,000
or 0.5% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Appian
Technology PLC
warrants
2/28/08	2/18/05	$—
BioCare Solutions
Ltd. 1%
12/31/06	8/3/05	$974
Eclipse Energy
Co. Ltd.	4/28/05	$1,459
Imperial College
Innovations Ltd.	4/27/05	$2,942
Pertra Midt
Norges AS	6/28/05	$911
Pureprofile Media
PLC	5/3/05	$644
Pureprofile Media
PLC warrants
7/31/06	5/3/05	$—
SeaDrill Ltd.	8/23/05	$3,384
Songa Offshore
ASA warrants
5/20/08	6/8/05	$—
Songa Offshore
ASA 9% 9/8/10	6/8/05	$600
TMO Biotec	10/27/05	$535
Uranco, Inc.	8/24/05	$1,000
Uranco, Inc.
warrants
7/26/08	8/24/05	$—

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		Proceeds	Income	period
121Media, Inc	$—	$2,700	$—	$—	$1,832
Advanced Technology (UK) PLC	558	—	—	—	—
Adwalker PLC	—	1,291	—	—	1,292
Afren PLC	—	3,214	328	—	12,040
Alliance Pharma PLC	1,812	835	295	—	2,924
Ascent Resources PLC	—	994	—	—	2,603
Aztec Resources Ltd.	—	5,036	4,111	—	—
BDI Mining Corp.	—	4,713	—	—	4,646
Cambrian Mining PLC	—	17,979	—	—	15,024
Centurion Electronics PLC	—	1,979	—	15	574
Corac Group PLC	2,460	92	—	—	2,146
DA Group PLC	—	2,300	618	—	2,490
Dat Group PLC	—	1,746	—	—	1,263
Fox Resources Ltd.	487	1,126	—	—	844
Frontier Mining Ltd.	1,443	774	—	—	2,220
GMA Resources PLC	1,955	1,011	—	—	3,026
Hardide Ltd.	919	992	—	—	2,909
Healthcare Enterprise Group PLC	1,062	10,275	1,111	—	10,604
HudBay Minerals, Inc. (formerly
Ontzinc Corp.)	1,841	—	1,328	—	—
ID Data PLC	—	1,500	—	—	1,344
International Ferro Metals	—	16,293	—	—	15,854
IPSA Group PLC	—	2,006	—	—	2,128
Jubilee Platinum PLC	1,823	728	463	—	3,339
Kura Corp. Ltd.	2,689	7,354	246	17	18,905
Lambert Howarth Group PLC	6,551	1,164	—	276	6,291
Landround PLC	345	958	—	16	582
Leadcom Integrated Solutions	—	3,139	—	—	4,705
Metals Exploration PLC	—	414	—	—	624
NeutraHealth PLC	—	1,375	—	—	1,719
Oil Quest Resources PLC	167	874	—	—	596
P&MM Group PLC	2,300	—	—	—	3,423
Pilat Media Global PLC	2,196	—	—	—	2,244
Platinum Mining Corp. of India PLC	—	4,947			3,602
PlusNet Technologies Ltd.	2,347	2,232	—	—	7,340
PSI AG	992	2,473	—	—	3,396
Rheochem PLC	—	2,692	—	—	1,854
Sphere Investments Ltd	—	2,806	—	—	2,552
Starfield Resources, Inc.	—	4,728	—	—	3,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		Proceeds	Income	period
Stepstone ASA	$—	$ 5,430	$—	$—	$ 5,719
SubSea Resources PLC	2,654	560	—	—	4,362
Sylvania Resources Ltd.	—	2,450	—	—	2,738
Taghmen Energy PLC	1,482	2,386	—	—	5,671
Tanfield Group PLC	—	3,135	212	—	—
Teleunit Spa	2,572	1,019	—	—	3,683
Tikit Group PLC	2,155	—	349	32	2,436
William Ransom & Son PLC	2,393	686	—	93	—
Total	$43,203	$ 128,406	$9,061	$449	$ 175,285

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $109,541) (cost $1,970,641) See
accompanying schedule		$2,317,700
Cash		893
Foreign currency held at value (cost $5,825)		5,813
Receivable for investments sold		30,832
Receivable for fund shares sold		4,525
Dividends receivable		2,621
Interest receivable		141
Receivable from investment adviser for expense
reductions		24
Other affiliated receivables		11
Other receivables		128
Total assets		2,362,688

Liabilities
Payable for investments purchased
Regular delivery	$18,168
Delayed delivery	11,013
Payable for fund shares redeemed	2,790
Accrued management fee	1,791
Distribution fees payable	57
Other affiliated payables	488
Other payables and accrued expenses	650
Collateral on securities loaned, at value	115,371
Total liabilities		150,328

Net Assets		$2,212,360
Net Assets consist of:
Paid in capital		$1,615,845
Undistributed net investment income		10,862
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		238,932
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		346,721
Net Assets		$2,212,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($34,838 ÷ 1,305.2 shares)	$26.69
Maximum offering price per share (100/94.25 of
$26.69)	$28.32
Class T:
Net Asset Value and redemption price per share
($41,647 ÷ 1,567.2 shares)	$26.57
Maximum offering price per share (100/96.50 of
$26.57)	$27.53
Class B:
Net Asset Value and offering price per share
($12,783 ÷ 487.2 shares)A	$26.24
Class C:
Net Asset Value and offering price per share
($25,202 ÷ 958 shares)A	$26.31
International Small Cap:
Net Asset Value, offering price and redemption
price per share ($2,090,458 ÷ 77,754 shares)	$26.89
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($7,432 ÷ 276.7 shares)	$26.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends (including $449 received from affiliated
issuers)		$33,339
Interest		1,852
Security lending		2,630
		37,821
Less foreign taxes withheld		(1,995)
Total income		35,826

Expenses
Management fee
Basic fee	$16,972
Performance adjustment	1,557
Transfer agent fees	4,209
Distribution fees	534
Accounting and security lending fees	939
Independent trustees’ compensation	9
Custodian fees and expenses	1,029
Registration fees	264
Audit	60
Legal	13
Miscellaneous	24
Total expenses before reductions	25,610
Expense reductions	(646)	24,964

Net investment income (loss)		10,862
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,158)
(Including realized gain (loss) of $(47) from affili-
ated issuers)	242,909
Foreign currency transactions	(671)
Total net realized gain (loss)		242,238
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $297)	169,298
Assets and liabilities in foreign currencies	(50)
Total change in net unrealized appreciation
(depreciation)		169,248
Net gain (loss)		411,486
Net increase (decrease) in net assets resulting from
operations		$422,348

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,862	$4,864
Net realized gain (loss)	242,238	55,700
Change in net unrealized appreciation (depreciation) .	169,248	104,988
Net increase (decrease) in net assets resulting
from operations	422,348	165,552
Distributions to shareholders from net investment income .	(3,406)	(741)
Distributions to shareholders from net realized gain	(45,235)	(11,573)
Total distributions	(48,641)	(12,314)
Share transactions - net increase (decrease)	701,403	422,160
Redemption fees	1,213	1,900
Total increase (decrease) in net assets	1,076,323	577,298

Net Assets
Beginning of period	1,136,037	558,739
End of period (including undistributed net investment
income of $10,862 and undistributed net investment
income of $5,018, respectively)	$2,212,360	$1,136,037

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.25	$17.69	$12.35
Income from Investment Operations
Net investment income (loss)E	05	.02	.02F
Net realized and unrealized gain (loss)	6.16	3.83	5.30
Total from investment operations	6.21	3.85	5.32
Distributions from net investment income	(.02)	(.02)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.79)	(.33)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.69	$21.25	$17.71
Total ReturnB,C,D	30.16%	22.36%	43.24%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.66%	1.71%	1.77%A
Expenses net of voluntary waivers, if any	1.66%	1.71%	1.77%A
Expenses net of all reductions	1.63%	1.69%	1.74%A
Net investment income (loss)	21%	.09%	.28%A
Supplemental Data
Net assets, end of period (in millions)	$35	$13	$5
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Class T
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.20	$17.68	$12.35
Income from Investment Operations
Net investment income (loss)E	(.01)	(.03)	—F,I
Net realized and unrealized gain (loss)	6.12	3.83	5.31
Total from investment operations	6.11	3.80	5.31
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.76)	(.31)	—
Total distributions	(.76)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.57	$21.20	$17.65
Total ReturnB,C,D	29.72%	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.92%	1.94%	2.12%A
Expenses net of voluntary waivers, if any	1.91%	1.94%	2.12%A
Expenses net of all reductions	1.88%	1.92%	2.09%A
Net investment income (loss)	(.04)%	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (in millions)	$42	$15	$4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$20.99	$17.62	$12.35
Income from Investment Operations
Net investment income (loss)E	(.14)	(.16)	(.05)F
Net realized and unrealized gain (loss)	6.08	3.80	5.30
Total from investment operations	5.94	3.64	5.25
Distributions from net realized gain	(.71)	(.31)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.24	$20.99	$17.52
Total ReturnB,C,D	29.13%	21.21%	42.67%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.49%	2.63%	2.76%A
Expenses net of voluntary waivers, if any	2.43%	2.63%	2.76%A
Expenses net of all reductions	2.40%	2.60%	2.73%A
Net investment income (loss)	(.56)%	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (in millions)	$13	$5	$1
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Highlights Class C
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.04	$17.64	$12.35
Income from Investment Operations
Net investment income (loss)E	(.13)	(.12)	(.04)F
Net realized and unrealized gain (loss)	6.10	3.80	5.31
Total from investment operations	5.97	3.68	5.27
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.72)	(.31)	—
Total distributions	(.72)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.31	$21.04	$17.73
Total ReturnB,C,D	29.22%	21.43%	42.83%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.41%	2.43%	2.57%A
Expenses net of voluntary waivers, if any	2.41%	2.43%	2.57%A
Expenses net of all reductions	2.38%	2.40%	2.55%A
Net investment income (loss)	(.54)%	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (in millions)	$25	$9	$1
Portfolio turnover rate	79%	77%	84%A
A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Highlights International Small Cap
Years ended October 31,	2005	2004	2003	2002F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)D	15	.10	.07E	(.01)
Net realized and unrealized gain (loss)	6.19	3.84	7.75	(.12)
Total from investment operations	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.06)	(.02)	—	—
Distributions from net realized gain	(.77)	(.31)	(.02)	—
Total distributions	(.83)	(.33)	(.02)	—
Redemption fees added to paid in capitalD	02	.04	.04	H
Net asset value, end of period	$26.89	$21.36	$17.71	$9.87
Total ReturnB,C	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.28%	1.30%	1.54%	13.70%A
Expenses net of voluntary waivers, if any	1.28%	1.30%	1.54%	1.80%A
Expenses net of all reductions	1.25%	1.28%	1.51%	1.80%A
Net investment income (loss)	59%	.50%	.46%	(.56)%A
Supplemental Data
Net assets, end of period (in millions)	$2,090	$1,091	$547	$3
Portfolio turnover rate	79%	77%	84%	85%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F For the period September 18, 2002 (commencement of operations) to October 31, 2002.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.72	$12.35
Income from Investment Operations
Net investment income (loss)D	14	.10	.04E
Net realized and unrealized gain (loss)	6.18	3.84	5.31
Total from investment operations	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.03)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.84)	(.34)	—
Redemption fees added to paid in capitalD	02	.04	.02
Net asset value, end of period	$26.86	$21.36	$17.72
Total ReturnB,C	30.59%	22.84%	43.48%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.30%	1.32%	1.51%A
Expenses net of voluntary waivers, if any	1.30%	1.32%	1.51%A
Expenses net of all reductions	1.27%	1.29%	1.48%A
Net investment income (loss)	57%	.49%	.54%A
Supplemental Data
Net assets, end of period (in millions)	$7	$3	$.4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 5, 2005, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund: Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty

Annual Report

44

1. Significant Accounting Policies continued

Security Valuation continued days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment

45 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income continued income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$441,522
Unrealized depreciation	(115,753)
Net unrealized appreciation (depreciation)	325,769
Undistributed ordinary income	65,222
Undistributed long term capital gain	178,759

Cost for federal income tax purposes	$1,991,931

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$30,409	$12,314
Long term Capital Gains	18,232	—
Total	$48,641	$12,314

Annual Report 46

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

47 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,126,837 and $1,470,923, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .95% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$67	$—
Class T	25%	.25%	164	2
Class B	75%	.25%	110	83
Class C	75%	.25%	193	80
			$534	$165

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

48

4. Fees and Other Transactions with Affiliates continued
Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$65
Class T	22
Class B*	24
Class C*	7
$118

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, , is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$93.34
Class T		116.35
Class B		47.42
Class C		66.34
International Small Cap		3,874.21
Institutional Class		13.23

	$4,209

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

49 Annual Report

Notes to Financial Statements continued (Amounts in thousands except ratios) 4. Fees and Other Transactions with Affiliates continued Affiliated Central Funds continued

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,350 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

Annual Report

50

7. Expense Reductions - continued
The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	2.05% — 1.65%*	$1
Class T	2.30% — 1.90%*	4
Class B	2.80% — 2.40%*	7
		$12

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $625 for the period.In addition, through arrangements with the each class’ transfer agent, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Small Cap	$9

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

51 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$14	$3
Class T	—	3
Class C	—	2
International Small Cap	3,381	732
Institutional Class	11	1
Total	$3,406	$741
From net realized gain
Class A	$542	$50
Class T	602	92
Class B	221	28
Class C	359	42
International Small Cap	43,388	11,351
Institutional Class	123	10
Total	$45,235	$11,573

Annual Report

52

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	915	655	$22,252	$12,873
Reinvestment of distributions	20	3	427	47
Shares redeemed	(255)	(313)	(6,421)	(5,811)
Net increase (decrease)	680	345	$16,258	$7,109
Class T
Shares sold	1,286	729	$31,179	$14,389
Reinvestment of distributions	24	5	531	85
Shares redeemed	(457)	(246)	(11,453)	(4,796)
Net increase (decrease)	853	488	$20,257	$9,678
Class B
Shares sold	415	254	$9,882	$4,981
Reinvestment of distributions	9	1	199	26
Shares redeemed	(178)	(72)	(4,336)	(1,405)
Net increase (decrease)	246	183	$5,745	$3,602
Class C
Shares sold	680	413	$16,301	$8,031
Reinvestment of distributions	13	2	272	40
Shares redeemed	(147)	(81)	(3,591)	(1,590)
Net increase (decrease)	546	334	$12,982	$6,481
International Small Cap
Shares sold	51,579	48,248	$1,266,283	$942,555
Reinvestment of distributions	2,008	632	43,867	11,253
Shares redeemed	(26,924)	(28,670)	(667,826)	(560,464)
Net increase (decrease)	26,663	20,210	$642,324	$393,344
Institutional Class
Shares sold	259	181	$6,323	$3,602
Reinvestment of distributions	3		59	5
Shares redeemed	(105)	(84)	(2,545)	(1,661)
Net increase (decrease)	157	97	$3,837	$1,946

53 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Interna tional Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 21, 2005 Annual Report 54

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Small Cap

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

56

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

58

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

59 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

60

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of International Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

61 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of International Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of International Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Inter national Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of International Small Cap. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Annual Report

62

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of International Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of International Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

63 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2002

Assistant Treasurer of International Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of International Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of International Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

64

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International
Small Cap	12/12/05	12/09/05	$.14	$2.89

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $178,942,337, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $18,049,009, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

International Small Cap designates 43% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International
Small Cap	12/13/04	$.142	$.019

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

66

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

67 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the returns of Class C and the retail class of the fund, the return of a broad based securities market index (“bench mark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percen tile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

68

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the second quartile for the one year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

69 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 42% means that 58% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Annual Report

70

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board considered that the Advisor classes were above median due in part to the fund’s higher management fee associated with the fund’s small cap invest ment discipline. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are

71 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Class A would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board

Annual Report

72

believes that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and

73 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

74

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

75 Annual Report

To Visit Fidelity

For directions and hours,
please call 1 800 544 9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 76

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH
Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

77 Annual Report

77

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report 78

79 Annual Report

Investment Adviser
Fidelity Management & Research
Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment
Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank
Pittsburgh, PA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-8888
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1 800 544 0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

ISC UANN-1205 1.793584.102

Fidelity Advisor International Small Cap Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Class A, Class T, Class B, and Class C are classes of Fidelity® International Small Cap Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	35	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	45	Notes to the financial statements.
Report of Independent	55
Registered Public
Accounting Firm
Trustees and Officers	56
Distributions	66
Board Approval of	67
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Com panies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that per mit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active par ticipation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3rd

Edward C. Johnson 3d

Annual Report 4

Fidelity Advisor International Small Cap Fund Class A, T, B, and C Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
Class A (incl. 5.75% sales charge)B	22.67%	36.82%
Class T (incl. 3.50% sales charge)C	25.18%	37.58%
Class B (incl. contingent deferred sales charge)D	24.13%	38.01%
Class C (incl. contingent deferred sales charge)E	28.22%	38.65%

A From September 18, 2002.
B Class A shares bear a 0.25% 12b 1 fee. The initial offering of Class A shares took place on May 27,
2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b 1 fee. Had Class A shares’ 12b 1 fee been reflected, returns prior to May 27,
2003 would have been lower.
C Class T shares bear a 0.50% 12b 1 fee. The initial offering of Class T shares took place on May 27,
2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b 1 fee. Had Class T shares’ 12b 1 fee been reflected, returns prior to May 27,
2003 would have been lower.
D Class B shares bear a 1.00% 12b 1 fee. The initial offering of Class B shares took place on May 27,
2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b 1 fee. Had Class B shares’ 12b 1 fee been reflected, returns prior to May 27,
2003 would have been lower. Class B shares’ contingent deferred sales charge included in the past one year, and life of fund total return figures are 5% and 3%, respectively.
E Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on May 27,
2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns prior to May 27,
2003 would have been lower. Class C shares’ contingent deferred sales charge included in the past one year, and life of fund total return figures are 1% and 0%, respectively.

5 Annual Report

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund Class T on September 18, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Fidelity Adv International Small Cap Fund — CL T
MSCI® EAFE® Small Cap Index2
29,000
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$ 9,200
$27,067
$23,304
2003
2004
2005

Annual Report 6

Management’s Discussion of Fund Performance

Comments from Tokuya Sano, Ben Paton and Wilson Wong, Co Portfolio Manag ers of Fidelity Advisor International Small Cap Fund. Wilson Wong became a co manager on July 1, 2005.

Foreign stock markets enjoyed broad based advances for the year ending October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to eco nomic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

During the past year, the fund’s Class A, Class T, Class B and Class C shares returned 30.16%, 29.72%, 29.13% and 29.22%, respectively, besting the 27.83% gain of the MSCI Small Cap Index and the 25.87% return LipperSM International Small Cap Funds Average. From a geographical perspective, Western Europe was the strongest contributor versus the index, with stock selection in Germany alone adding almost four percentage points to the fund’s return. On a sector basis, fund performance was helped the most by our picks in telecom munication services and information technology, while its holdings in materials and health care underperformed. Among individual holdings, the most positive contributors were Egyptian wireless stock Orascom and German fiberboard manufacturer Pfleiderer, both of which were sold for valuation reasons. In the Asian portfolio, the fund was helped by its investments in Yamada Denki and Ibiden both Japanese holdings. Overall, though, stock selection in Japan hurt relative performance. From a sector standpoint, our picks in materials and health care could have been better. Detractors included U.K. energy holding BowLeven, along with cellular handset aftermarket services provider Accord Customer Care Solutions, a Singapore based holding we sold, and flexible printed circuit board maker NOK, a Japanese stock we trimmed substantially.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,099.70	$8.73
HypotheticalA	$1,000.00	$1,016.89	$8.39
Class T
Actual	$1,000.00	$1,098.40	$10.05
HypotheticalA	$1,000.00	$1,015.63	$9.65
Class B
Actual	$1,000.00	$1,096.10	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
Class C
Actual	$1,000.00	$1,095.80	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
International Small Cap
Actual	$1,000.00	$1,102.00	$6.73
HypotheticalA	$1,000.00	$1,018.80	$6.46
Institutional Class
Actual	$1,000.00	$1,101.70	$6.89
HypotheticalA	$1,000.00	$1,018.65	$6.61

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.27%
Institutional Class	1.30%

9 Annual Report

Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Investment Companies	97.8	96.6
Bonds	0.1	0.0
Short Term Investments and Net Other Assets	2.1	3.4

Annual Report 10

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Steinhoff International Holdings Ltd. (South
Africa, Household Durables)	1.5	1.3
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	1.3
Yamada Denki Co. Ltd. (Japan, Specialty Retail)	1.3	0.0
K&S AG (Germany, Chemicals)	1.3	1.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Stolt Nielsen SA (Luxembourg, Marine)	1.0	0.9
Banca Italease Spa (Italy, Diversified Financial
Services)	1.0	0.0
Neste Oil Oyj (Finland, Oil, Gas & Consumable
Fuels)	0.9	0.4
Ibiden Co. Ltd. (Japan, Electronic Equipment &
Instruments)	0.9	0.5
Kura Corp. Ltd. (Japan, Food & Staples Retailing)	0.9	0.4
	11.5
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	18.7	22.5
Industrials	15.5	14.9
Materials	14.8	14.1
Energy	13.0	7.8
Information Technology	12.9	13.0
Financials	9.5	9.8
Health Care	5.8	6.4
Consumer Staples	4.3	2.9
Telecommunication Services	2.8	4.8
Utilities	0.6	0.3

11 Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.4%
	Shares	Value (Note 1)
		(000s)

Australia – 10.4%
ABC Learning Centres Ltd.	1,308,951	$6,362
Adelaide Bank Ltd.	102,800	957
Austar United Communications Ltd. (a)	913,300	816
Austbrokers Holdings Ltd.	455,000	680
Australian Agricultural Co. Ltd.	877,210	1,194
Australian Stock Exchange Ltd.	604,239	12,999
Australian Worldwide Exploration Ltd. (a)(d)	998,700	1,523
Billabong International Ltd.	546,600	5,289
Bradken Ltd.	2,426,442	6,804
Caltex Australia Ltd.	397,800	6,044
Centamin Egypt Ltd. (a)	7,820,178	2,319
Challenger Financial Services Group Ltd.	849,959	2,313
Coates Hire Ltd.	392,300	1,361
Cochlear Ltd.	179,000	5,084
Computershare Ltd.	1,370,972	6,715
ConnectEast Group unit	3,264,583	1,770
CSL Ltd.	66,200	1,856
CSR Ltd.	3,282,600	7,167
Dominos Pizza Australia New Zealand Ltd.	1,839,000	4,057
Downer EDI Ltd.	1,777,883	8,083
Dwyka Diamonds Ltd. (a)	7,024,086	3,793
Elixir Petroleum Ltd. (a)	3,666,540	1,639
Elkedra Diamonds NL (a)	3,000,000	983
Elkedra Diamonds NL warrants 8/31/07 (a)	3,000,000	352
Energy Developments Ltd.	452,327	1,539
Energy Resources of Australia Ltd.	144,800	1,429
Fox Resources Ltd. (a)(e)	4,514,836	844
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	6
Hardman Resources Ltd.:
(Australia) (a)	2,002,781	3,025
(United Kingdom) (a)	480,653	721
Healthscope Ltd.	294,400	1,255
Iluka Resources Ltd.	840,900	4,867
International Ferro Metals (e)	26,337,500	15,854
Jubilee Mines NL	252,600	1,224
Macquarie Airports unit	922,500	2,069
Macquarie Bank Ltd.	34,700	1,678
Macquarie Communications Infrastructure Group unit	1,331,700	5,726
Macquarie Infrastructure Group unit	1,404,600	3,602
Mayne Group Ltd.	84,600	330
Mineral Deposits Ltd. (a)	4,920,000	3,403
Mortgage Choice Ltd.	3,927,808	4,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Australia – continued
Novera Energy Ltd. (a)	856,600	$993
Oxiana Ltd. (a)	3,612,500	3,620
Paladin Resources Ltd. (a)	4,294,500	6,358
Perpetual Trustees Australia Ltd.	21,200	994
Primary Health Care Ltd.	104,800	823
Publishing & Broadcasting Ltd.	277,900	3,350
QBE Insurance Group Ltd.	424,723	5,653
Rinker Group Ltd.	248,000	2,793
Roc Oil Co. Ltd. (a)	6,508,592	11,754
Seek Ltd.	2,933,202	6,229
Select Managed Funds Ltd.	84,200	315
SFE Corp. Ltd.	336,800	3,135
Sigma Co. Ltd.	490,500	4,390
Sphere Investments Ltd. (a)(e)	5,250,000	2,552
Stockland New (a)	408	2
Sylvania Resources Ltd. (a)(e)	6,480,000	2,738
Tap Oil Nl (a)	391,700	712
Transfield Services Ltd.	133,800	743
Transurban Group unit	115,600	553
UNiTAB Ltd.	292,600	2,779
United Group Ltd.	959,121	7,530
Virotec International Ltd.:
(Australia) (a)	1,852,832	1,039
(United Kingdom) (a)	5,185,500	3,053
Vision Group Holdings Ltd.	484,300	1,630
WorleyParsons Ltd. (d)	936,800	6,865
Zinifex Ltd.	2,191,500	7,964
TOTAL AUSTRALIA		230,763

Austria – 0.3%
OMV AG	112,300	6,058
Belgium – 0.6%
Euronav NV	57,000	1,756
Melexis NV	93,199	1,162
Omega Pharma SA	84,500	4,366
Punch International NV (a)	29,700	2,585
Recticel SA	384,144	3,560
TOTAL BELGIUM		13,429

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Bermuda – 1.2%
Aquarius Platinum Ltd.:
(Australia)	184,902	$1,383
(United Kingdom)	694,305	5,224
China Lotsynergy Holding Ltd. (a)	7,190,000	2,365
Jinhui Shipping & Transportation Ltd. (d)	164,000	575
Petra Diamonds Ltd. (a)	2,123,906	2,331
Ports Design Ltd.	2,983,000	2,790
RC Group (Holdings) Ltd. (f)	2,493,279	1,677
SeaDrill Ltd. (a)(g)	375,000	2,306
Tanzanite One Ltd.	2,221,701	4,936
Xceldiam Ltd. (f)	3,318,255	2,643
Xceldiam Ltd. warrants 11/16/07 (a)(f)	1,965,127	0
TOTAL BERMUDA		26,230

Brazil – 0.2%
Petroleo Brasileiro SA Petrobras sponsored ADR (non-vtg.)	86,900	5,553
British Virgin Islands – 0.3%
Albidon Ltd. unit (a)	1,000,000	505
BDI Mining Corp. (a)(e)	7,717,890	4,646
Titanium Resources Group Ltd.	1,890,000	1,824
TOTAL BRITISH VIRGIN ISLANDS		6,975

Canada 2.3%
Adastra Minerals, Inc. (a)	893,900	934
Altius Minerals Corp. (a)	400,000	1,399
Artumas Group, Inc.	203,500	907
Azure Dynamics Corp. Class A (a)	1,425,700	1,461
Bankers Petroleum Ltd. (a)	3,467,000	3,523
Banro Corp. (a)	393,900	2,835
Brazilian Diamonds Ltd. (a)	1,300,000	325
First Quantum Minerals Ltd.	163,200	3,828
Grove Energy Ltd. (a)	3,049,240	1,417
La Mancha Resources, Inc. (a)	561,000	656
Oilexco, Inc. (a)	5,534,400	18,745
Starfield Resources, Inc. (a)(e)	11,046,531	3,741
StrataGold Corp. (a)	2,229,000	1,095
Uruguay Mineral Exploration, Inc. (a)	245,200	851
Valkyries Petroleum Corp. (a)	430,000	2,130
Visual Defence, Inc.	3,180,000	1,379
Western Canadian Coal Corp. (a)	1,378,718	4,786

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Canada – continued
Western Canadian Coal Corp.:
warrants 2/9/06 (a)	84,359	$21
(United Kingdom) (a)	548,286	1,893
TOTAL CANADA		51,926

Cayman Islands – 0.6%
AAC Acoustic Technology Holdings, Inc.	4,450,000	2,239
Foxconn International Holdings Ltd.	2,172,000	2,326
Hutchison Telecommunications International Ltd.	174,000	220
Kingboard Chemical Holdings Ltd.	2,812,180	5,949
Mosvold Drilling Ltd. (a)	586,800	992
Sincere Watch (Hong Kong) Ltd.	6,984,000	901
SinoCom Software Group Ltd.	134,000	100
TOTAL CAYMAN ISLANDS		12,727

China – 0.2%
Shanghai Electric (Group) Corp. (H Shares)	6,592,000	2,083
Sina Corp. (a)	32,400	821
Xinao Gas Holdings Ltd.	2,674,000	2,035
TOTAL CHINA		4,939

Czech Republic – 0.2%
Komercni Banka AS unit	84,634	3,946
Denmark – 0.2%
Rockwool International AS Series A	43,700	3,401
Estonia – 0.1%
Tallinna Vesi AS	168,000	2,884
Finland – 1.7%
Aldata Solutions Oyj (a)	2,065,976	4,507
Capman Oyj (B Shares)	426,937	1,505
Inion OY	1,957,900	3,466
Neste Oil Oyj	649,600	20,130
Nokian Tyres Ltd.	473,590	7,380
TOTAL FINLAND		36,988

France – 1.3%
Altamir et Compagnie SA (a)	6,100	1,082
Bourbon SA	15,638	1,264
BVRP Software SA (a)	144,796	3,388
Constructions Industrielles dela Mediterranee SA	11,500	1,017
Damartex SA	21,485	773

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Groupe Open SA (d)	52,500	$694
Groupe Open SA warrants 10/21/06 (a)	14,809	8
Guerbet SA	8,400	1,133
Ipsos SA	16,003	1,899
Lagardere S.C.A. (Reg.)	21,700	1,492
Maisons France Confort	31,494	1,582
Orpea (a)	25,207	1,360
Sechilienne-Sidec	6,446	2,836
Signaux Girod	14,128	1,153
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	236,300	3,538
Sucriere de Pithivier Le Vieil	5,000	3,452
Tessi SA	24,066	1,202
The Lisi Group	22,500	1,308
TOTAL FRANCE		29,181

Germany – 3.0%
Advanced Photonics Technologies AG (a)	48,552	91
Articon-Integralis AG (Reg.) (a)	495,185	1,983
Deutz AG (a)(d)	1,676,400	7,596
ElringKlinger AG	18,284	677
Fresenius AG (d)	25,586	3,300
Grenkeleasing AG	25,918	1,352
Hawesko Holding AG	21,800	915
K&S AG	439,200	28,815
Kontron AG (a)	154,264	1,128
Merck KGaA	48,441	4,007
Parsytec AG (a)	188,871	498
Pfleiderer AG (a)	114,359	2,084
PSI AG (a)(e)	689,200	3,396
Pulsion Medical Systems AG (a)	98,511	543
SGL Carbon AG (a)	250,100	3,661
Suedzucker AG (Bearer) (d)	243,275	5,124
United Internet AG	40,352	1,304
TOTAL GERMANY		66,474

Gibraltar 0.2%
PartyGaming PLC	2,216,200	3,423
Greece – 1.3%
Alfa-Beta Vassilopoulos SA (Reg.) (a)	108,600	1,432
Autohellas SA	238,800	945
Fourlis Holdings SA	252,000	2,229
Greek Organization of Football Prognostics SA	76,842	2,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Greece – continued
Hyatt Regency SA (Reg.)	309,882	$3,796
Intralot SA	110,700	1,651
Motor Oil (HELLAS) Corinth Refineries SA	155,420	3,354
Sarantis SA (Reg.)	1,633,418	12,101
TOTAL GREECE		27,726

Hong Kong – 0.8%
Cafe de Coral Holdings Ltd.	538,000	607
Chen Hsong Holdings Ltd.	1,060,000	475
Convenience Retail Asia Ltd.	432,000	143
Fong’s Industries Co. Ltd.	500,000	339
Hong Kong & Shanghai Hotels Ltd.	2,229,500	2,229
Hong Kong Aircraft & Engineering Co.	152,400	1,108
Integrated Distribution Services Group Ltd. (IDS)	2,488,000	2,439
JCG Holdings Ltd.	880,000	874
Linmark Group Ltd.	2,218,000	672
Lung Kee (Bermuda) Holdings	978,000	732
Midland Holdings Ltd.	1,794,000	868
Shanghai Industrial Holdings Ltd. Class H	339,000	603
Shun Tak Holdings Ltd.	1,376,000	994
Solomon Systech Ltd.	7,070,000	2,599
Tingyi (Cayman Island) Holding Corp.	100,000	34
Tom.com Ltd. (a)	4,332,000	771
Vtech Holdings Ltd.	455,000	1,937
TOTAL HONG KONG		17,424

Hungary – 0.4%
MOL Magyar Olay es Gazipari RT Series A (For. Reg.)	44,200	4,061
OTP Bank Rt.	127,473	4,557
TOTAL HUNGARY		8,618

India – 0.7%
Balkrishna Industries Ltd.	37,161	854
Bharti Televentures Ltd. (a)	445,504	3,201
Cipla Ltd.	8,214	66
Financial Technology (India) Ltd.	86,718	1,885
State Bank of India	355,858	7,379
Suzlon Energy Ltd. (a)	181,848	2,883
TOTAL INDIA		16,268

Ireland – 0.9%
Adwalker PLC (a)(e)	9,125,000	1,292

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Ireland – continued
Aminex PLC (a)	3,160,919	$1,259
IAWS Group PLC (Ireland)	38,059	525
Kenmare Resources PLC (a)	4,741,500	3,001
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	637
Minco PLC (a)	1,818,181	531
Minco PLC warrants 12/3/05 (a)	909,090	64
Paddy Power PLC (Ireland)	241,011	4,074
Petroceltic International PLC (a)	12,421,734	2,529
Providence Resources PLC (a)	28,529,700	1,300
Trinity Biotech PLC sponsored ADR (a)(d)	227,325	1,523
Vimio PLC	944,000	2,657
TOTAL IRELAND		19,392

Israel – 0.4%
Advanced Vision Technology Ltd. (a)	165,400	1,884
Leadcom Integrated Solutions (e)	5,160,100	4,705
Metal-Tech Ltd.	830,000	2,645
TOTAL ISRAEL		9,234

Italy 2.0%
Amplifon Spa	38,350	2,494
Banca Italease Spa	1,051,300	22,242
Bastogi Spa (a)(d)	3,714,300	1,205
Brembo Spa	218,769	1,520
Cassa Di Risparmio Di Firenze	2,942,982	8,777
Lottomatica Spa New	112,000	4,068
Saipem Spa	79,800	1,141
Teleunit Spa (a)(e)	9,675,858	3,683
TOTAL ITALY		45,130

Japan 32.9%
Able, Inc. (d)	30,500	1,094
Adtec Plasma Technology Co. Ltd.	10	43
Advance Create Co. Ltd.	833	1,984
Advanced Media, Inc. Japan	314	2,129
Aeon Fantasy Co. Ltd.	70,600	1,755
Aichi Steel Corp. (d)	2,156,000	15,180
Ain Pharmaciez, Inc.	68,800	1,451
All About, Inc.	77	536
Ariake Japan Co. Ltd. (d)	180,300	4,075
ARRK Corp.	46,700	2,592
Asahi Denka Co. Ltd. (d)	233,000	2,892

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
ASICS Trading Co. Ltd.	54,900	$755
Asset Managers Co. Ltd. (d)	633	3,059
Axell Corp. (d)	660	2,481
Bando Chemical Industries Ltd.	249,000	1,095
Central Glass Co. Ltd.	267,000	1,494
Chiyoda Corp.	96,000	1,659
Chugoku Marine Paints Ltd.	432,000	2,159
CMIC Co. Ltd. (d)	1,950	697
COMSYS Holdings Corp.	188,000	2,125
Create Restaurants, Inc.	110,200	5,583
Create SD Co. Ltd.	44,700	1,618
Credit Saison Co. Ltd.	15,600	709
Cyber Agent Ltd. New	566	1,020
cyber communications, Inc. (a)(d)	870	2,215
Cyber Firm, Inc. (a)	315	1,009
Daifuku Co. Ltd.	316,000	4,168
Daihatsu Diesel Manufacturing Co. Ltd.	370,000	1,698
Daiwabo Information System Ltd. (d)	450,000	7,506
DC Co. Ltd.	206,000	787
Dip Corp. (a)(d)	133	207
Doshisha Co. Ltd.	79,650	1,414
E*TRADE Securities Co. Ltd. (d)	488	2,565
Enshu Ltd. (a)(d)	1,118,000	3,670
EPS Co. Ltd. (d)	604	1,794
Excite Japan Co. Ltd	277	1,684
Faith, Inc. (d)	330	151
Faith, Inc. New (a)	1,320	602
FCC Co. Ltd. (d)	58,000	2,391
Finance All Corp. (d)	2,636	2,488
FinTech Global, Inc. (d)	49	188
FinTech Global, Inc. New	98	377
Forval Corp.	79,300	846
FT Communications Co. Ltd. (d)	689	1,790
Fuji Seal International, Inc.	60	2
Fujikura Ltd.	1,304,000	8,447
Furukawa Co. Ltd. (a)(d)	3,058,000	6,621
Gourmet Navigator, Inc. (d)	395	1,115
Hamamatsu Photonics KK (d)	158,000	3,674
Haseko Corp. (a)	330,500	1,145
Hikari Tsushin, Inc.	508,000	32,687
Hiroshima Bank Ltd.	446,000	2,916
Hitachi Construction Machinery Co. Ltd.	129,000	2,458

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Hitachi Metals Ltd.	761,000	$7,836
Hogy Medical Co.	29,000	1,590
Hokuto Corp. (d)	276,800	4,492
I-CF, Inc. (a)(d)	1,333	2,655
Ibiden Co. Ltd.	467,600	18,952
Index Corp. New (d)	11,216	12,627
Innotech Corp. Japan	329,800	2,485
Intelligent Wave, Inc. (d)	543	1,801
Iriso Electronics Co. Ltd.	43,500	1,243
Ishihara Chemical Co. Ltd.	49,000	883
Itochu Corp.	668,000	4,582
Itochushokuhin Co. Ltd.	1,500	51
J Bridge Corp. (a)(d)	182,800	2,918
Japan Communications, Inc. (d)	402	473
Japan Digital Contents Trust, Inc. (a)(d)	214	239
Japan Digital Contents Trust, Inc. New (a)	214	234
Jastec Co. Ltd.	119,600	2,362
JFE Holdings, Inc.	67,400	2,095
Juroku Bank Ltd.	175,000	1,461
KAGA ELECTRONICS Co. Ltd.	97,800	2,528
Kakaku.com, Inc. New (d)	140	485
Kawasaki Heavy Industries Ltd. (d)	999,000	2,613
Kenedix, Inc.	3,176	13,037
Kibun Food Chemifa Co. Ltd.	136,200	3,303
KK daVinci Advisors (a)	617	2,912
Kobe Steel Ltd.	1,718,000	5,073
Kura Corp. Ltd. (e)	2,946	18,905
Kurita Water Industries Ltd.	215,000	3,616
Link Theory Holdings Co. Ltd.	284	1,355
livedoor Co. Ltd. (a)(d)	1,599,232	5,886
Lopro Corp. (d)	140,100	808
LTT Bio-Pharma Co. Ltd.	112	225
Mars Engineering Corp.	94,700	2,920
Maruei Department Store Co. Ltd.	376,000	1,078
Meganesuper Co. Ltd.	18,320	250
Misumi Group, Inc.	60,800	2,396
Mitsubishi Materials Corp.	957,000	3,299
Mitsui & Co. Ltd.	296,000	3,648
Mitsui O.S.K. Lines Ltd.	617,000	4,360
Mitsui Trust Holdings, Inc.	381,000	4,600
Moshi Moshi Hotline, Inc.	14,750	1,401
Nachi-Fujikoshi Corp. (d)	1,689,000	7,738

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
NEOMAX Co. Ltd.	176,000	$5,335
Net One Systems Co. Ltd.	3,971	7,634
NextCom KK (d)	736	892
NextCom KK New	2,208	2,639
NGK Insulators Ltd.	207,000	2,476
NGK Spark Plug Co. Ltd.	313,000	5,039
NHK Spring Co. Ltd.	186,000	1,466
Nidec Corp.	18,500	1,088
Nidec Corp. New	18,500	1,088
Nidec Tosok Corp. (d)	173,400	2,035
Nihon Ceratec Co. Ltd. (d)	290	1,200
Nihon Chouzai Co. Ltd.	38,900	1,199
Nihon Dempa Kogyo Co. Ltd. (d)	476,700	13,789
Nihon Micro Coating Co. Ltd. (a)	150,600	1,038
Nihon Trim Co. Ltd. (d)	176,300	9,497
Nihon Unicom Corp.	99,200	1,133
Nikko Cordial Corp.	204,500	2,479
Nippon Denko Co. Ltd. (d)	186,000	641
Nippon Denwa Shisetsu	25,000	94
Nippon Electric Glass Co. Ltd.	87,000	1,669
Nippon Mining Holdings, Inc.	105,500	779
Nippon Oil Corp.	465,000	3,959
Nippon Seiki Co. Ltd. (d)	464,000	8,029
Nippon Suisan Kaisha Co. Ltd. (d)	854,000	3,432
Nissei Corp.	128,000	1,643
Nissin Co. Ltd.	267,080	389
Nissin Co. Ltd. New	267,080	384
Nissin Kogyo Co. Ltd.	614,200	27,553
Nissin Servicer Co. Ltd.	2,001	1,872
Nissin Servicer Co. Ltd. New	2,001	1,872
Nitta Corp.	102,000	1,381
NOK Corp.	187,800	5,676
Ogaki Kyoritsu Bank Ltd.	359,000	2,279
Ohara, Inc. (a)	52,400	2,201
Orient Corp. (a)	785,000	3,358
Otaki Gas Co. Ltd.	16,000	80
Otsuka Corp.	164,500	14,559
Pacific Metals Co. Ltd. (d)	1,545,000	6,743
Parker Corp.	49,000	505
Pigeon Corp. (d)	253,900	3,344
Resona Holdings, Inc. (a)	1,103	3,200
Rex Holdings Co. Ltd. (d)	791	5,213

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Rohto Pharmaceutical Co. Ltd. New	134,000	$1,193
Saint Marc Co. Ltd. (d)	75,500	3,825
Sammy NetWorks Co. Ltd. (d)	1,229	15,433
SBI Holdings, Inc. (d)	11,860	5,926
Sega Sammy Holdings, Inc.	7,400	267
Sega Sammy Holdings, Inc. New	76,500	2,776
Seikagaku Corp.	196,300	2,120
Sekisui Chemical Co. Ltd.	172,000	1,092
Sekisui Plastics Co. Ltd.	335,000	1,155
Shinohara Systems of Construction Co. Ltd.	831	3,483
Showa Denko KK	715,000	2,291
Showa Shell Sekiyu KK (d)	595,200	7,423
Silex Technology, Inc.	269	745
Simplex Investment Advisors, Inc. (d)	60	488
Softbrain Co. Ltd. (d)	449	817
Software Research Association (SRA) (d)	28,700	483
Sumitomo Corp.	1,185,000	13,238
Sumitomo Metal Mining Co. Ltd.	1,604,000	14,641
Sumitomo Precision Products Co. Ltd.	374,000	1,960
Sumitomo Rubber Industries Ltd.	589,000	7,253
Sumitomo Titanium Corp. (d)	10,600	1,230
Sumitomo Titanium Corp. New (d)	20,600	2,319
Sun Frontier Fudousan Co. Ltd.	1,278	6,132
Sunx Ltd.	140,100	2,334
Taisei Corp.	366,000	1,626
Taiyo Kagaku (d)	85,500	1,111
Take & Give Needs Co. Ltd. (a)	2,817	3,952
Tamron Co. Ltd. (d)	84,000	1,157
Teijin Ltd	842,000	5,031
Teikoku Oil Co. Ltd.	420,000	4,048
Telewave, Inc. (d)	652	3,811
The First Energy Service Co. Ltd. (d)	39	136
The First Energy Service Co. Ltd. New (d)	156	544
The Keiyo Bank Ltd.	185,000	1,392
Toc Co. Ltd.	104,000	603
Token Corp.	82,100	3,896
Tokuyama Corp.	644,000	6,414
Tokyo Seimitsu Co. Ltd. (d)	67,100	3,086
TonenGeneral Sekiyu KK	134,000	1,502
Toray Industries, Inc.	2,627,000	14,651
Tosoh Corp.	982,000	4,363
Toyo Ink Manufacturing Co. Ltd. (d)	1,994,000	8,582

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Toyo Suisan Kaisha Ltd.	60,000	$1,044
Trancom Co. Ltd.	101,700	2,127
Trans Cosmos, Inc. (d)	78,600	3,989
Trend Micro, Inc.	39,500	1,235
Turbolinux, Inc.	170	467
Tyo Productions, Inc.	128,000	593
Usen Corp.	718,550	16,521
Warabeya Nichiyo Co. Ltd. (d)	140,700	2,028
Works Applications Co. Ltd. (a)(d)	7,314	6,777
Yachiyo Industry Co. Ltd.	121,000	2,022
Yahagi Construction Co. Ltd.	299,000	1,489
Yamada Denki Co. Ltd.	331,500	29,196
Yamaichi Electronics Co. Ltd.	105,900	1,316
Yaskawa Electric Corp. (a)(d)	930,000	7,273
Yasuragi Co. Ltd. (a)	115,900	3,914
Yorozu Corp.	138,300	1,304
Yoshimoto Kogyo Co. Ltd. (d)	102,000	1,806
Zensho Co. Ltd. (d)	83,900	1,415
Zensho Co. Ltd. New (a)(d)	83,900	1,415
TOTAL JAPAN		727,557

Korea (South) 0.4%
Doosan Heavy Industries & Construction Co. Ltd.	154,920	3,354
Hyundai Engineering & Construction Co. Ltd. (a)	24,740	769
LG Household & Health Care Ltd.	30,080	1,642
NHN Corp. (a)	24,661	4,098
TOTAL KOREA (SOUTH)		9,863

Luxembourg 1.0%
Stolt-Nielsen SA	653,190	22,991
Netherlands – 0.2%
Axalto Holding NV (a)	82,100	2,235
Bateman Engineering NV	480,200	2,011
TOTAL NETHERLANDS		4,246

New Zealand – 0.8%
Auckland International Airport Ltd.	3,469,725	4,759
Fisher & Paykel Healthcare Corp.	2,225,596	5,404
Fletcher Building Ltd.	464,190	2,550
Sky City Entertainment Group Ltd.	1,663,489	5,285
TOTAL NEW ZEALAND		17,998

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
		Shares	Value (Note 1)
			(000s)

Norway 2.1%
ABG Sundal Collier ASA		1,168,000	$1,382
Aker Kvaerner ASA (a)		32,000	1,662
Camillo Eitzen & Co. ASA		605,200	6,046
Deep Ocean ASA (a)		421,247	1,036
Mamut ASA (a)		733,600	1,353
Odfjell ASA (A Shares)		85,700	1,643
P4 Radio Hele Norge ASA		141,400	565
Pertra Midt-Norges AS (g)		60,000	922
Petroleum Geo-Services ASA (a)		116,250	2,948
Profdoc ASA (a)		113,200	1,583
Schibsted ASA (B Shares)		54,100	1,559
Solstad Offshore ASA		114,000	1,577
Songa Offshore ASA (a)		985,408	4,317
Songa Offshore ASA warrants 5/20/08 (a)(g)		177,778	519
Statoil ASA		222,900	4,985
Stepstone ASA (a)(e)		4,710,000	5,719
TANDBERG ASA		334,300	3,289
TANDBERG Television ASA (a)		395,400	4,923
TOTAL NORWAY			46,028

Papua New Guinea – 0.1%
Oil Search Ltd.		517,100	1,276
Poland – 1.2%
Pfleiderer Grajewo SA		440,800	3,680
Polski Koncern Naftowy Orlen SA unit		526,600	18,894
Powszechna Kasa Oszczednosci Bank SA		103,000	866
TVN SA		149,254	2,546
TOTAL POLAND			25,986

Portugal 0.2%
Impresa SGPS (a)		984,753	5,489
Russia – 1.5%
Mobile TeleSystems OJSC:
GDR (Reg. S)		74,000	2,738
sponsored ADR		81,300	3,007
Sibirtelecom Open Joint Stock Co. sponsored ADR (a)		104,700	5,209
Sistema JSFC sponsored GDR		314,200	7,038
Uralsvyazinform sponsored ADR		614,100	4,286
Vimpel Communications sponsored ADR (a)		68,100	2,724
VolgaTelecom sponsored ADR		1,000,400	7,303
TOTAL RUSSIA			32,305

See accompanying notes which are an integral part of the financial statements.

Annual Report	24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 2.5%
Cosco Investment (Singapore) Ltd.	2,638,000	$3,426
CSE Global Ltd.	996,000	426
GES International Ltd.	4,344,000	2,385
Guocoland Ltd.	446,000	411
Hong Leong Finance Ltd.	310,000	652
HTL International Holdings Ltd.	1,422,500	1,058
Jurong Technologies Industrial Corp. Ltd.	1,686,000	1,941
Keppel Land Ltd.	930,000	2,097
Olam International Ltd.	2,539,000	1,919
Osim International Ltd.	800,000	732
Parkway Holdings Ltd.	4,538,000	5,305
SembCorp Industries Ltd.	3,425,000	5,439
SembCorp Logistics Ltd.	596,000	602
Sembcorp Marine Ltd.	2,860,000	4,626
SIA Engineering Co. Ltd.	2,847,000	4,185
Singapore Exchange Ltd.	4,407,000	7,025
Singapore Petroleum Co. Ltd.	1,501,000	4,271
Singapore Post Ltd.	10,718,000	7,213
United Overseas Land Ltd.	803,000	1,109
TOTAL SINGAPORE		54,822

South Africa 3.7%
Aflease Gold & Uranium Resources Ltd. (a)	2,643,000	1,910
African Bank Investments Ltd.	3,710,751	11,066
Discovery Holdings Ltd. (a)	2,751,919	9,002
FirstRand Ltd.	952,000	2,240
Foschini Ltd.	488,000	3,109
Gold Reef Casino Resorts Ltd.	697,000	1,433
JD Group Ltd.	188,100	2,011
MTN Group Ltd.	1,176,702	8,768
Nedbank Group Ltd	154,000	1,962
Steinhoff International Holdings Ltd.	12,684,632	33,194
VenFin Ltd.	904,500	4,920
Wilson Bayly Holmes Ovcon Ltd.	446,856	2,684
TOTAL SOUTH AFRICA		82,299

Spain – 0.3%
Antena 3 Television SA	274,232	5,332
Construcciones y Auxiliar de Ferrocarriles	9,500	991
TOTAL SPAIN		6,323

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Sweden – 1.9%
Consafe Offshore AB (A Shares) (a)	1,103,172	$14,921
Eniro AB (d)	153,028	1,672
Gambro AB (A Shares)	405,000	5,723
Hexagon AB (B Shares) (d)	213,129	5,019
Intrum Justitia AB (a)	375,200	3,205
Modern Times Group AB (MTG) (B Shares) (a)	210,550	8,053
Observer AB	1,180,035	3,987
VBG AB (B Shares)	6,710	198
TOTAL SWEDEN		42,778

Switzerland – 0.8%
Actelion Ltd. (Reg.) (a)	18,108	2,037
Amazys Holding AG	54,100	3,273
Barry Callebaut AG	2,861	802
Bucher Holding AG	31,439	2,512
Escor Casino & Entertainment SA	19,770	395
Mobilezone Holding AG (a)	462,199	1,757
Pargesa Holding SA	14,130	1,091
Roche Holding AG (participation certificate)	23,767	3,551
Sulzer AG (Reg.)	2,648	1,274
Swissquote Group Holding SA (a)	18,811	1,878
TOTAL SWITZERLAND		18,570

Thailand – 0.1%
Bumrungrad Hospital PCL (For. Reg.)	2,330,500	1,529
Turkey 1.4%
Atakule Gayrimenkul Yatirim Ortakligi AS	1,033,000	871
Dogan Gazetecilik AS (a)	3,601,955	7,622
Efes Sinai Yatirim Holding AS Class B (a)	871,100	8,766
Enka Insaat ve Sanayi AS	360,950	3,979
Tupras Turkiye Petrol Rafinerileri AS	525,600	8,984
TOTAL TURKEY		30,222

United Arab Emirates – 0.0%
Investcom LLC GDR	45,600	616
United Kingdom – 15.3%
Abcam PLC	417,239	1,234
Accuma Group PLC	418,063	1,303
Advanced Technology (UK) PLC (a)(e)	7,355,000	0
AeroBox PLC (a)	5,694,657	706
Afren PLC (e)	13,078,000	12,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
African Copper PLC	1,742,884	$1,450
Air Partner PLC	45,000	480
Alba PLC	749,800	4,912
Alliance Pharma PLC (a)(e)	9,049,400	2,924
Alterian PLC (a)	1,486,000	3,026
Amlin PLC	157,014	616
Andor Technology Ltd.	444,444	803
Anglo Asian Mining PLC	2,605,500	3,414
Appian Technology PLC (a)	1,916,178	153
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	0
Ascent Resources PLC (a)(e)	12,000,000	2,603
Ascent Resources PLC warrants 6/2/07 (a)	6,000,000	770
Asia Energy PLC (a)	1,390,951	12,375
Atrium Underwriting PLC	257,060	917
BG Group PLC	441,600	3,878
Bioprogress PLC (a)	4,376,349	2,479
Block Shield Corp. PLC (a)	900,000	1,984
Body Shop International PLC	800,000	2,974
BowLeven PLC	1,407,600	9,158
British Energy Group PLC (a)	274,800	2,160
Burren Energy PLC	64,302	911
Caffe Nero Group PLC (a)	282,978	1,250
Cambrian Mining PLC (a)(e)	6,039,800	15,024
Cambrian Mining PLC warrants 1/25/06 (a)	350,000	0
Cardpoint PLC (a)	345,300	688
Central African Mining & Exploration Co. PLC (a)	16,622,700	3,237
Centurion Electronics PLC (e)	1,751,839	574
Ceres Power Holding PLC	776,700	1,856
Chaco Resources PLC (f)	9,500,000	1,009
Chaucer Holdings PLC	5,079,800	4,789
Clapham House Group PLC (a)	725,650	1,856
Cobra Biomanufacturing PLC (a)	701,900	587
Coffeeheaven International PLC (a)(f)	8,115,909	1,580
Corac Group PLC (a)(e)	4,849,104	2,146
Corin Group PLC	1,210,314	7,119
CSS Stellar PLC (a)	598,908	414
CustomVis PLC (a)	1,558,936	155
DA Group PLC (a)(e)	1,875,165	2,490
Daniel Stewart Securities PLC (a)	3,029,000	831
Dat Group PLC (e)	1,806,000	1,263
Domino’s Pizza UK & IRL PLC	383,626	2,004
Dream Direct Group PLC (a)	145,000	245

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Eclipse Energy Co. Ltd. (g)	102,000	$1,354
Eureka Mining PLC (a)	381,700	730
Europa Oil & Gas Holdings PLC	1,000,000	549
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	86
European Diamonds PLC (a)	499,300	194
Faroe Petroleum PLC (a)	1,288,906	2,852
Firestone Diamonds PLC (a)	687,000	1,745
Flomerics Group PLC	449,658	637
Forum Energy PLC	1,127,270	2,505
Freeport PLC	256,276	1,894
Future PLC	1,717,169	1,718
Gaming Corp. PLC (a)	9,702,913	2,018
GMA Resources PLC (a)(e)	12,545,265	1,527
GMA Resources PLC (a)(e)(f)	12,100,818	1,499
Goals Soccer Centres PLC	827,000	2,116
Golden Prospect PLC	2,246,871	1,790
Goldshield Group PLC	416,400	2,643
GTL Resources PLC (a)	13,669,072	381
Gyrus Group PLC (a)	434,400	2,457
Hardide Ltd. (e)	12,401,000	2,909
Healthcare Enterprise Group PLC (a)(e)	9,818,379	10,604
Highbury House Communications PLC (a)	713,914	22
Hydrodec Group PLC (a)	6,231,100	2,730
ID Data PLC (a)(e)	84,350,500	1,344
Ideal Shopping Direct PLC	235,339	1,419
Imperial College Innovations Ltd. (g)	19,300	2,734
Inchcape PLC	30,122	1,099
Intertek Group PLC	116,310	1,467
IPSA Group PLC (e)	4,074,075	2,128
ITE Group PLC	4,436,717	8,876
ITM Power PLC (a)	4,339,800	8,452
Jubilee Platinum PLC (a)(e)	4,286,043	3,339
Lambert Howarth Group PLC (e)	1,568,784	6,291
Landround PLC (e)	298,600	582
Lawrence PLC	1,073,124	6,431
LTG Technologies PLC (a)	11,517,168	2,294
Manpower Software PLC (a)	258,824	121
Meridian Petroleum PLC (a)	2,747,000	377
Metals Exploration PLC (a)(e)	2,820,077	624
Metals Exploration PLC warrants 9/14/07 (a)	1,410,039	0
Mice Group PLC	4,432,324	2,472
Michelmersh Brick Holdings PLC (a)	578,900	1,010

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Monstermob Group PLC (a)	226,461	$1,520
NDS Group PLC sponsored ADR (a)	105,154	3,849
NETeller PLC (a)	263,100	3,209
NeuTec Pharma PLC (a)	174,136	1,372
NeutraHealth PLC (a)(e)	7,328,100	1,719
Oil Quest Resources PLC (a)(e)	2,362,285	596
Oystertec PLC (a)	7,009,687	1,365
P&MM Group PLC (a)(e)	2,035,000	3,423
Phytopharm PLC (a)	678,720	565
Pilat Media Global PLC (a)(e)	2,880,000	2,244
Platinum Mining Corp. of India PLC (e)	12,520,800	3,602
PlusNet Technologies Ltd. (a)(e)	1,567,355	7,340
Premier Oil PLC (a)	159,291	2,045
Primary Health Properties PLC	80,000	494
Proteome Sciences PLC (a)	623,042	750
Punch Graphix PLC	92,458	209
Pureprofile Media PLC (g)	680,000	602
Pureprofile Media PLC warrants 7/31/06 (a)(g)	680,000	0
QA PLC (a)	13,554,656	252
Rambler Metals & Mining PLC	1,300,000	886
Retail Decisions PLC (f)	7,007,400	2,605
Rheochem PLC (e)	8,728,300	1,854
Rheochem PLC warrants 12/21/07 (a)	4,364,150	0
Richmond Foods PLC	81,813	742
Royalblue Group PLC	45,073	519
Scapa Group PLC	3,660,400	1,507
SDL PLC (a)	1,450,000	4,005
Serabi Mining PLC	2,612,400	1,237
Sibir Energy PLC (a)	116,280	620
Sinclair Pharma PLC (a)	1,786,758	4,160
Sondex PLC	260,100	1,002
SPI Lasers PLC	658,000	1,782
Spice Holdings PLC	771,200	2,901
Sportingbet PLC	345,100	1,799
Stem Cell Sciences PLC	716,649	1,098
Sterling Energy PLC (a)	8,837,667	2,660
SubSea Resources PLC (e)	8,644,100	4,362
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	360
Synergy Healthcare PLC	314,553	2,345
Taghmen Energy PLC (a)(e)	4,745,755	5,671
Taghmen Energy PLC warrants 4/30/07 (a)	2,279,573	1,142
Tanfield Group PLC (a)	8,653,000	2,911

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Teesland PLC	1,380,000	$2,003
Tikit Group PLC (e)	720,362	2,436
TMO Biotec (g)	10,000	531
Toledo Mining Corp. PLC (a)	480,000	982
Triple Plate Junction PLC (a)	3,638,000	1,353
Triple Plate Junction PLC warrants 12/31/05 (a)	1,818,750	0
Tristel PLC	561,318	601
UK Coal PLC	1,087,069	2,762
ukbetting PLC (a)	2,517,419	2,630
Unibet Group PLC unit	474,256	9,888
Whatman PLC	280,100	1,389
White Nile Ltd. (a)	200,000	351
William Ransom & Son PLC	3,629,500	2,988
Windsor PLC	700,000	598
Wolfson Microelectronics PLC (a)	685,250	3,015
World Gaming PLC (a)	1,332,300	3,951
ZincOx Resources PLC (a)	970,000	2,619
TOTAL UNITED KINGDOM		337,828

United States of America – 1.7%
121Media, Inc. (e)	603,205	1,832
Central European Distribution Corp. (a)	49,300	1,963
Chindex International, Inc. (a)(d)	138,900	511
Cyberscan Technology, Inc.	158,400	1,725
Frontera Resources Corp.	2,300,000	5,131
Frontier Mining Ltd. (a)(e)	6,115,691	2,220
GeoGlobal Resources, Inc. (a)(d)	351,900	2,235
Marathon Oil Corp.	39,900	2,400
Private Media Group, Inc. (a)(d)	283,400	621
Solar Integrated Technologies, Inc. (a)	1,643,073	4,727
Trico Marine Services, Inc. (a)	67,200	1,713
Uranco, Inc. (a)(g)	1,333,332	1,000
Uranco, Inc. warrants 7/26/08 (a)(g)	666,666	0
UTEK Corp. (Reg. S)	34,942	414
Valero Energy Corp.	41,400	4,357
XL TechGroup, Inc.	1,442,680	6,769
TOTAL UNITED STATES OF AMERICA		37,618

TOTAL COMMON STOCKS
(Cost $1,812,433)		2,155,033

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Nonconvertible Preferred Stocks 0.4%
		Shares	Value (Note 1)
			(000s)
Germany – 0.4%
Fresenius AG
(Cost $3,683)		57,705	$8,107
Investment Companies 0.0%

United Kingdom – 0.0%
Black Sea Property Fund Ltd.
(Cost $1,166)		3,036,200	1,223
Corporate Bonds 0.1%
		Principal
		Amount (000s)
Convertible Bonds 0.1%
United Kingdom – 0.1%
BioCare Solutions Ltd. 1% 12/31/06 (g)	GBP	$54,768	970
Nonconvertible Bonds – 0.0%
Norway 0.0%
Songa Offshore ASA 9% 9/8/10 (g)		600	582
TOTAL CORPORATE BONDS
(Cost $1,574)			1,552
Money Market Funds 6.9%
		Shares
Fidelity Cash Central Fund, 3.92% (b)		36,414,099	36,414
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c)		115,371,226	115,371
TOTAL MONEY MARKET FUNDS
(Cost $151,785)			151,785
TOTAL INVESTMENT PORTFOLIO 104.8%
(Cost $1,970,641)			2,317,700

NET OTHER ASSETS – (4.8)%			(105,340)
NET ASSETS 100%			$2,212,360

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Currency Abbreviations
GBP — British pound

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Security purchased on a delayed
delivery or when-issued basis.

(g) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $11,520,000
or 0.5% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Appian
Technology PLC
warrants
2/28/08	2/18/05	$—
BioCare Solutions
Ltd. 1%
12/31/06	8/3/05	$974
Eclipse Energy
Co. Ltd.	4/28/05	$1,459
Imperial College
Innovations Ltd.	4/27/05	$2,942
Pertra Midt
Norges AS	6/28/05	$911
Pureprofile Media
PLC	5/3/05	$644
Pureprofile Media
PLC warrants
7/31/06	5/3/05	$—
SeaDrill Ltd.	8/23/05	$3,384
Songa Offshore
ASA warrants
5/20/08	6/8/05	$—
Songa Offshore
ASA 9% 9/8/10	6/8/05	$600
TMO Biotec	10/27/05	$535
Uranco, Inc.	8/24/05	$1,000
Uranco, Inc.
warrants
7/26/08	8/24/05	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		Proceeds	Income	period
121Media, Inc	$—	$2,700	$—	$—	$1,832
Advanced Technology (UK) PLC	558
Adwalker PLC	—	1,291	—	—	1,292
Afren PLC	—	3,214	328	—	12,040
Alliance Pharma PLC	1,812	835	295	—	2,924
Ascent Resources PLC	—	994	—	—	2,603
Aztec Resources Ltd.	—	5,036	4,111	—	—
BDI Mining Corp.	—	4,713	—	—	4,646
Cambrian Mining PLC	—	17,979	—	—	15,024
Centurion Electronics PLC	—	1,979	—	15	574
Corac Group PLC	2,460	92	—	—	2,146
DA Group PLC	—	2,300	618	—	2,490
Dat Group PLC	—	1,746	—	—	1,263
Fox Resources Ltd.	487	1,126	—	—	844
Frontier Mining Ltd.	1,443	774	—	—	2,220
GMA Resources PLC	1,955	1,011	—	—	3,026
Hardide Ltd.	919	992	—	—	2,909
Healthcare Enterprise Group PLC	1,062	10,275	1,111		10,604
HudBay Minerals, Inc. (formerly
Ontzinc Corp.)	1,841		1,328
ID Data PLC	—	1,500	—	—	1,344
International Ferro Metals	—	16,293	—	—	15,854
IPSA Group PLC	—	2,006	—	—	2,128
Jubilee Platinum PLC	1,823	728	463	—	3,339
Kura Corp. Ltd.	2,689	7,354	246	17	18,905
Lambert Howarth Group PLC	6,551	1,164	—	276	6,291
Landround PLC	345	958	—	16	582
Leadcom Integrated Solutions	—	3,139	—	—	4,705
Metals Exploration PLC	—	414	—	—	624
NeutraHealth PLC	—	1,375	—	—	1,719
Oil Quest Resources PLC	167	874	—	—	596
P&MM Group PLC	2,300	—	—	—	3,423
Pilat Media Global PLC	2,196	—	—	—	2,244
Platinum Mining Corp. of India PLC		4,947			3,602
PlusNet Technologies Ltd.	2,347	2,232	—	—	7,340
PSI AG	992	2,473	—	—	3,396
Rheochem PLC	—	2,692	—	—	1,854
Sphere Investments Ltd	—	2,806	—	—	2,552
Starfield Resources, Inc.	—	4,728	—	—	3,741

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		proceeds	Income	period
Stepstone ASA	$—	$ 5,430	$—	$—	$ 5,719
SubSea Resources PLC	2,654	560	—	—	4,362
Sylvania Resources Ltd.	—	2,450	—	—	2,738
Taghmen Energy PLC	1,482	2,386	—	—	5,671
Tanfield Group PLC	—	3,135	212	—	—
Teleunit Spa	2,572	1,019	—	—	3,683
Tikit Group PLC	2,155	—	349	32	2,436
William Ransom & Son PLC	2,393	686	—	93	—
Total	$43,203	$ 128,406	$9,061	$449	$ 175,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $109,541) (cost $1,970,641) See
accompanying schedule		$2,317,700
Cash		893
Foreign currency held at value (cost $5,825)		5,813
Receivable for investments sold		30,832
Receivable for fund shares sold		4,525
Dividends receivable		2,621
Interest receivable		141
Receivable from investment adviser for expense
reductions		24
Other affiliated receivables		11
Other receivables		128
Total assets		2,362,688

Liabilities
Payable for investments purchased
Regular delivery	$18,168
Delayed delivery	11,013
Payable for fund shares redeemed	2,790
Accrued management fee	1,791
Distribution fees payable	57
Other affiliated payables	488
Other payables and accrued expenses	650
Collateral on securities loaned, at value	115,371
Total liabilities		150,328

Net Assets		$2,212,360
Net Assets consist of:
Paid in capital		$1,615,845
Undistributed net investment income		10,862
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		238,932
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		346,721
Net Assets		$2,212,360

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($34,838 ÷ 1,305.2 shares)	$26.69
Maximum offering price per share (100/94.25 of
$26.69)	$28.32
Class T:
Net Asset Value and redemption price per share
($41,647 ÷ 1,567.2 shares)	$26.57
Maximum offering price per share (100/96.50 of
$26.57)	$27.53
Class B:
Net Asset Value and offering price per share
($12,783 ÷ 487.2 shares)A	$26.24
Class C:
Net Asset Value and offering price per share
($25,202 ÷ 958 shares)A	$26.31
International Small Cap:
Net Asset Value, offering price and redemption
price per share ($2,090,458 ÷ 77,754 shares)	$26.89
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($7,432 ÷ 276.7 shares)	$26.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 36

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends (including $449 received from affiliated
issuers)		$33,339
Interest		1,852
Security lending		2,630
		37,821
Less foreign taxes withheld		(1,995)
Total income		35,826

Expenses
Management fee
Basic fee	$16,972
Performance adjustment	1,557
Transfer agent fees	4,209
Distribution fees	534
Accounting and security lending fees	939
Independent trustees’ compensation	9
Custodian fees and expenses	1,029
Registration fees	264
Audit	60
Legal	13
Miscellaneous	24
Total expenses before reductions	25,610
Expense reductions	(646)	24,964

Net investment income (loss)		10,862
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,158)
(Including realized gain (loss) of $(47) from affili-
ated issuers)	242,909
Foreign currency transactions	(671)
Total net realized gain (loss)		242,238
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $297)	169,298
Assets and liabilities in foreign currencies	(50)
Total change in net unrealized appreciation
(depreciation)		169,248
Net gain (loss)		411,486
Net increase (decrease) in net assets resulting from
operations		$422,348

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,862	$4,864
Net realized gain (loss)	242,238	55,700
Change in net unrealized appreciation (depreciation) .	169,248	104,988
Net increase (decrease) in net assets resulting
from operations	422,348	165,552
Distributions to shareholders from net investment income .	(3,406)	(741)
Distributions to shareholders from net realized gain	(45,235)	(11,573)
Total distributions	(48,641)	(12,314)
Share transactions - net increase (decrease)	701,403	422,160
Redemption fees	1,213	1,900
Total increase (decrease) in net assets	1,076,323	577,298

Net Assets
Beginning of period	1,136,037	558,739
End of period (including undistributed net investment
income of $10,862 and undistributed net investment
income of $5,018, respectively)	$2,212,360	$1,136,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Class A
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.25	$17.69	$12.35
Income from Investment Operations
Net investment income (loss)E	05	.02	.02F
Net realized and unrealized gain (loss)	6.16	3.83	5.30
Total from investment operations	6.21	3.85	5.32
Distributions from net investment income	(.02)	(.02)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.79)	(.33)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.69	$21.25	$17.71
Total ReturnB,C,D	30.16%	22.36%	43.24%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.66%	1.71%	1.77%A
Expenses net of voluntary waivers, if any	1.66%	1.71%	1.77%A
Expenses net of all reductions	1.63%	1.69%	1.74%A
Net investment income (loss)	21%	.09%	.28%A
Supplemental Data
Net assets, end of period (in millions)	$35	$13	$5
Portfolio turnover rate	79%	77%	84%A
A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Class T
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.20	$17.68	$12.35
Income from Investment Operations
Net investment income (loss)E	(.01)	(.03)	—F,I
Net realized and unrealized gain (loss)	6.12	3.83	5.31
Total from investment operations	6.11	3.80	5.31
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.76)	(.31)	—
Total distributions	(.76)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.57	$21.20	$17.65
Total ReturnB,C,D	29.72%	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.92%	1.94%	2.12%A
Expenses net of voluntary waivers, if any	1.91%	1.94%	2.12%A
Expenses net of all reductions	1.88%	1.92%	2.09%A
Net investment income (loss)	(.04)%	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (in millions)	$42	$15	$4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Highlights Class B
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$20.99	$17.62	$12.35
Income from Investment Operations
Net investment income (loss)E	(.14)	(.16)	(.05)F
Net realized and unrealized gain (loss)	6.08	3.80	5.30
Total from investment operations	5.94	3.64	5.25
Distributions from net realized gain	(.71)	(.31)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.24	$20.99	$17.52
Total ReturnB,C,D	29.13%	21.21%	42.67%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.49%	2.63%	2.76%A
Expenses net of voluntary waivers, if any	2.43%	2.63%	2.76%A
Expenses net of all reductions	2.40%	2.60%	2.73%A
Net investment income (loss)	(.56)%	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (in millions)	$13	$5	$1
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Highlights Class C
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.04	$17.64	$12.35
Income from Investment Operations
Net investment income (loss)E	(.13)	(.12)	(.04)F
Net realized and unrealized gain (loss)	6.10	3.80	5.31
Total from investment operations	5.97	3.68	5.27
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.72)	(.31)	—
Total distributions	(.72)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.31	$21.04	$17.73
Total ReturnB,C,D	29.22%	21.43%	42.83%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.41%	2.43%	2.57%A
Expenses net of voluntary waivers, if any	2.41%	2.43%	2.57%A
Expenses net of all reductions	2.38%	2.40%	2.55%A
Net investment income (loss)	(.54)%	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (in millions)	$25	$9	$1
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Financial Highlights International Small Cap
Years ended October 31,	2005	2004	2003	2002F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)D	15	.10	.07E	(.01)
Net realized and unrealized gain (loss)	6.19	3.84	7.75	(.12)
Total from investment operations	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.06)	(.02)	—	—
Distributions from net realized gain	(.77)	(.31)	(.02)	—
Total distributions	(.83)	(.33)	(.02)	—
Redemption fees added to paid in capitalD	02	.04	.04	H
Net asset value, end of period	$26.89	$21.36	$17.71	$9.87
Total ReturnB,C	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.28%	1.30%	1.54%	13.70%A
Expenses net of voluntary waivers, if any	1.28%	1.30%	1.54%	1.80%A
Expenses net of all reductions	1.25%	1.28%	1.51%	1.80%A
Net investment income (loss)	59%	.50%	.46%	(.56)%A
Supplemental Data
Net assets, end of period (in millions)	$2,090	$1,091	$547	$3
Portfolio turnover rate	79%	77%	84%	85%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F For the period September 18, 2002 (commencement of operations) to October 31, 2002.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.72	$12.35
Income from Investment Operations
Net investment income (loss)D	14	.10	.04E
Net realized and unrealized gain (loss)	6.18	3.84	5.31
Total from investment operations	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.03)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.84)	(.34)	—
Redemption fees added to paid in capitalD	02	.04	.02
Net asset value, end of period	$26.86	$21.36	$17.72
Total ReturnB,C	30.59%	22.84%	43.48%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.30%	1.32%	1.51%A
Expenses net of voluntary waivers, if any	1.30%	1.32%	1.51%A
Expenses net of all reductions	1.27%	1.29%	1.48%A
Net investment income (loss)	57%	.49%	.54%A
Supplemental Data
Net assets, end of period (in millions)	$7	$3	$.4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 5, 2005, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund: Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty

45 Annual Report

Notes to Financial Statements continued (Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Security Valuation continued days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately. Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment

Annual Report

46

1. Significant Accounting Policies continued

Investment Transactions and Income continued income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$441,522
Unrealized depreciation	(115,753)
Net unrealized appreciation (depreciation)	325,769
Undistributed ordinary income	65,222
Undistributed long term capital gain	178,759

Cost for federal income tax purposes	$1,991,931

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$30,409	$12,314
Long term Capital Gains	18,232	—
Total	$48,641	$12,314

47 Annual Report

Notes to Financial Statements continued (Amounts in thousands except ratios) 1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

48

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,126,837 and $1,470,923, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .95% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$67	$—
Class T	25%	.25%	164	2
Class B	75%	.25%	110	83
Class C	75%	.25%	193	80
			$534	$165

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

49 Annual Report

Notes to Financial Statements continued (Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained
by FDC
Class A	$65
Class T	22
Class B*	24
Class C*	7
$118

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, , is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$93.34
Class T		116.35
Class B		47.42
Class C		66.34
International Small Cap		3,874.21
Institutional Class		13.23

	$4,209

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report 50

4. Fees and Other Transactions with Affiliates continued Affiliated Central Funds continued

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,350 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

51 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

7. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense	Reimbursement
	Limitations	from adviser
Class A	2.05% — 1.65%*	$1
Class T	2.30% — 1.90%*	4
Class B	2.80% — 2.40%*	7
		$12

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $625 for the period.In addition, through arrangements with the each class’ transfer agent, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Small Cap	$9

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report 52

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$14	$3
Class T	—	3
Class C	—	2
International Small Cap	3,381	732
Institutional Class	11	1
Total	$3,406	$741
From net realized gain
Class A	$542	$50
Class T	602	92
Class B	221	28
Class C	359	42
International Small Cap	43,388	11,351
Institutional Class	123	10
Total	$45,235	$11,573

53 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	915	655	$22,252	$12,873
Reinvestment of distributions	20	3	427	47
Shares redeemed	(255)	(313)	(6,421)	(5,811)
Net increase (decrease)	680	345	$16,258	$7,109
Class T
Shares sold	1,286	729	$31,179	$14,389
Reinvestment of distributions	24	5	531	85
Shares redeemed	(457)	(246)	(11,453)	(4,796)
Net increase (decrease)	853	488	$20,257	$9,678
Class B
Shares sold	415	254	$9,882	$4,981
Reinvestment of distributions	9	1	199	26
Shares redeemed	(178)	(72)	(4,336)	(1,405)
Net increase (decrease)	246	183	$5,745	$3,602
Class C
Shares sold	680	413	$16,301	$8,031
Reinvestment of distributions	13	2	272	40
Shares redeemed	(147)	(81)	(3,591)	(1,590)
Net increase (decrease)	546	334	$12,982	$6,481
International Small Cap
Shares sold	51,579	48,248	$1,266,283	$942,555
Reinvestment of distributions	2,008	632	43,867	11,253
Shares redeemed	(26,924)	(28,670)	(667,826)	(560,464)
Net increase (decrease)	26,663	20,210	$642,324	$393,344
Institutional Class
Shares sold	259	181	$6,323	$3,602
Reinvestment of distributions	3		59	5
Shares redeemed	(105)	(84)	(2,545)	(1,661)
Net increase (decrease)	157	97	$3,837	$1,946

Annual Report

54

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 21, 2005

55 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

56

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

57 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

58

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

59 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

61 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

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Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

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Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

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Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

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Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/09/05	$.048	$2.89
Class T	12/12/05	12/09/05	$—	$2.88
Class B	12/12/05	12/09/05	$—	$2.726
Class C	12/12/05	12/09/05	$—	$2.752

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $178,942,337, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $18,049,009, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Class A designates 46%; Class T designates 49%; Class B designates 55%; and Class C designates 54% of each dividend distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/13/04	$.132	$.019
Class T	12/13/04	$.124	$.019
Class B	12/13/04	$.110	$.019
Class C	12/13/04	$.113	$.019

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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66

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the returns of Class C and the retail class of the fund, the return of a broad based securities market index (“bench mark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percen tile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the second quartile for the one year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

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Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 42% means that 58% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board considered that the Advisor classes were above median due in part to the fund’s higher management fee associated with the fund’s small cap invest ment discipline. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are

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intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Class A would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board

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Board Approval of Investment Advisory Contracts and Management Fees continued

believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and

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characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

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77 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank
Pittsburgh, PA

AISC UANN-1205 1.793568.102

Fidelity Advisor International Small Cap Fund - Institutional Class

Annual Report October 31, 2005

Institutional Class is a class of Fidelity® International Small Cap Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The managers’ review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	34	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	44	Notes to the financial statements.
Report of Independent	54
Registered Public
Accounting Firm
Trustees and Officers	55
Distributions	65
Board Approval of	66
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Fidelity Advisor International Small Cap Fund Institutional Class Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guaran tee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Life of
	year	FundA
Institutional ClassB	30.59%	39.84%

A From September 18, 2002.
B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to
May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund — Institutional Class on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Tokuya Sano, Ben Paton and Wilson Wong, Co Portfolio Managers of Fidelity Advisor International Small Cap Fund. Wilson Wong became a co manager on July 1, 2005.

Foreign stock markets enjoyed broad based advances for the year ending October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. European stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to eco nomic growth in the region. For the year overall, the MSCI Europe index rose 16.51% . Although robust, returns for U.S. investors in foreign markets were tempered by the strength of the dollar versus many major currencies.

During the past year, the fund’s Institutional Class shares returned was 30.59%, besting the 27.83% gain of the MSCI Small Cap Index and the 25.87% return LipperSM International Small Cap Funds Average. From a geographical perspective, Western Europe was the strongest contributor versus the index, with stock selection in Germany alone adding almost four percentage points to the fund’s return. On a sector basis, fund performance was helped the most by our picks in telecommunication services and information technology, while its holdings in materials and health care underperformed. Among individual holdings, the most positive contributors were Egyptian wireless stock Orascom and German fiber board manufacturer Pfleiderer, both of which were sold for valuation reasons. In the Asian portfolio, the fund was helped by its investments in Yamada Denki and Ibiden both Japanese holdings. Overall, though, stock selection in Japan hurt relative performance. From a sector standpoint, our picks in materials and health care could have been better. Detractors included U.K. energy holding BowLeven, along with cellular handset aftermar ket services provider Accord Customer Care Solutions, a Singapore based holding we sold, and flexible printed circuit board maker NOK, a Japanese stock we trimmed substantially.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,099.70	$8.73
HypotheticalA	$1,000.00	$1,016.89	$8.39
Class T
Actual	$1,000.00	$1,098.40	$10.05
HypotheticalA	$1,000.00	$1,015.63	$9.65
Class B
Actual	$1,000.00	$1,096.10	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
Class C
Actual	$1,000.00	$1,095.80	$12.68
HypotheticalA	$1,000.00	$1,013.11	$12.18
International Small Cap
Actual	$1,000.00	$1,102.00	$6.73
HypotheticalA	$1,000.00	$1,018.80	$6.46
Institutional Class
Actual	$1,000.00	$1,101.70	$6.89
HypotheticalA	$1,000.00	$1,018.65	$6.61

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.27%
Institutional Class	1.30%

Annual Report

8

Investment Changes

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Investment Companies	97.8	96.6
Bonds	0.1	0.0
Short Term Investments and Net Other Assets	2.1	3.4

9 Annual Report

Investment Changes continued

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Steinhoff International Holdings Ltd. (South
Africa, Household Durables)	1.5	1.3
Hikari Tsushin, Inc. (Japan, Specialty Retail)	1.5	1.3
Yamada Denki Co. Ltd. (Japan, Specialty Retail)	1.3	0.0
K&S AG (Germany, Chemicals)	1.3	1.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Stolt Nielsen SA (Luxembourg, Marine)	1.0	0.9
Banca Italease Spa (Italy, Diversified Financial
Services)	1.0	0.0
Neste Oil Oyj (Finland, Oil, Gas & Consumable
Fuels)	0.9	0.4
Ibiden Co. Ltd. (Japan, Electronic Equipment &
Instruments)	0.9	0.5
Kura Corp. Ltd. (Japan, Food & Staples Retailing)	0.9	0.4
	11.5
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	18.7	22.5
Industrials	15.5	14.9
Materials	14.8	14.1
Energy	13.0	7.8
Information Technology	12.9	13.0
Financials	9.5	9.8
Health Care	5.8	6.4
Consumer Staples	4.3	2.9
Telecommunication Services	2.8	4.8
Utilities	0.6	0.3

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 97.4%
	Shares	Value (Note 1)
		(000s)

Australia – 10.4%
ABC Learning Centres Ltd.	1,308,951	$6,362
Adelaide Bank Ltd.	102,800	957
Austar United Communications Ltd. (a)	913,300	816
Austbrokers Holdings Ltd.	455,000	680
Australian Agricultural Co. Ltd.	877,210	1,194
Australian Stock Exchange Ltd.	604,239	12,999
Australian Worldwide Exploration Ltd. (a)(d)	998,700	1,523
Billabong International Ltd.	546,600	5,289
Bradken Ltd.	2,426,442	6,804
Caltex Australia Ltd.	397,800	6,044
Centamin Egypt Ltd. (a)	7,820,178	2,319
Challenger Financial Services Group Ltd.	849,959	2,313
Coates Hire Ltd.	392,300	1,361
Cochlear Ltd.	179,000	5,084
Computershare Ltd.	1,370,972	6,715
ConnectEast Group unit	3,264,583	1,770
CSL Ltd.	66,200	1,856
CSR Ltd.	3,282,600	7,167
Dominos Pizza Australia New Zealand Ltd.	1,839,000	4,057
Downer EDI Ltd.	1,777,883	8,083
Dwyka Diamonds Ltd. (a)	7,024,086	3,793
Elixir Petroleum Ltd. (a)	3,666,540	1,639
Elkedra Diamonds NL (a)	3,000,000	983
Elkedra Diamonds NL warrants 8/31/07 (a)	3,000,000	352
Energy Developments Ltd.	452,327	1,539
Energy Resources of Australia Ltd.	144,800	1,429
Fox Resources Ltd. (a)(e)	4,514,836	844
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	6
Hardman Resources Ltd.:
(Australia) (a)	2,002,781	3,025
(United Kingdom) (a)	480,653	721
Healthscope Ltd.	294,400	1,255
Iluka Resources Ltd.	840,900	4,867
International Ferro Metals (e)	26,337,500	15,854
Jubilee Mines NL	252,600	1,224
Macquarie Airports unit	922,500	2,069
Macquarie Bank Ltd.	34,700	1,678
Macquarie Communications Infrastructure Group unit	1,331,700	5,726
Macquarie Infrastructure Group unit	1,404,600	3,602
Mayne Group Ltd.	84,600	330
Mineral Deposits Ltd. (a)	4,920,000	3,403
Mortgage Choice Ltd.	3,927,808	4,464

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Australia – continued
Novera Energy Ltd. (a)	856,600	$993
Oxiana Ltd. (a)	3,612,500	3,620
Paladin Resources Ltd. (a)	4,294,500	6,358
Perpetual Trustees Australia Ltd.	21,200	994
Primary Health Care Ltd.	104,800	823
Publishing & Broadcasting Ltd.	277,900	3,350
QBE Insurance Group Ltd.	424,723	5,653
Rinker Group Ltd.	248,000	2,793
Roc Oil Co. Ltd. (a)	6,508,592	11,754
Seek Ltd.	2,933,202	6,229
Select Managed Funds Ltd.	84,200	315
SFE Corp. Ltd.	336,800	3,135
Sigma Co. Ltd.	490,500	4,390
Sphere Investments Ltd. (a)(e)	5,250,000	2,552
Stockland New (a)	408	2
Sylvania Resources Ltd. (a)(e)	6,480,000	2,738
Tap Oil Nl (a)	391,700	712
Transfield Services Ltd.	133,800	743
Transurban Group unit	115,600	553
UNiTAB Ltd.	292,600	2,779
United Group Ltd.	959,121	7,530
Virotec International Ltd.:
(Australia) (a)	1,852,832	1,039
(United Kingdom) (a)	5,185,500	3,053
Vision Group Holdings Ltd.	484,300	1,630
WorleyParsons Ltd. (d)	936,800	6,865
Zinifex Ltd.	2,191,500	7,964
TOTAL AUSTRALIA		230,763

Austria – 0.3%
OMV AG	112,300	6,058
Belgium – 0.6%
Euronav NV	57,000	1,756
Melexis NV	93,199	1,162
Omega Pharma SA	84,500	4,366
Punch International NV (a)	29,700	2,585
Recticel SA	384,144	3,560
TOTAL BELGIUM		13,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Bermuda – 1.2%
Aquarius Platinum Ltd.:
(Australia)	184,902	$1,383
(United Kingdom)	694,305	5,224
China Lotsynergy Holding Ltd. (a)	7,190,000	2,365
Jinhui Shipping & Transportation Ltd. (d)	164,000	575
Petra Diamonds Ltd. (a)	2,123,906	2,331
Ports Design Ltd.	2,983,000	2,790
RC Group (Holdings) Ltd. (f)	2,493,279	1,677
SeaDrill Ltd. (a)(g)	375,000	2,306
Tanzanite One Ltd.	2,221,701	4,936
Xceldiam Ltd. (f)	3,318,255	2,643
Xceldiam Ltd. warrants 11/16/07 (a)(f)	1,965,127	0
TOTAL BERMUDA		26,230

Brazil – 0.2%
Petroleo Brasileiro SA Petrobras sponsored ADR (non-vtg.)	86,900	5,553
British Virgin Islands – 0.3%
Albidon Ltd. unit (a)	1,000,000	505
BDI Mining Corp. (a)(e)	7,717,890	4,646
Titanium Resources Group Ltd.	1,890,000	1,824
TOTAL BRITISH VIRGIN ISLANDS		6,975

Canada 2.3%
Adastra Minerals, Inc. (a)	893,900	934
Altius Minerals Corp. (a)	400,000	1,399
Artumas Group, Inc.	203,500	907
Azure Dynamics Corp. Class A (a)	1,425,700	1,461
Bankers Petroleum Ltd. (a)	3,467,000	3,523
Banro Corp. (a)	393,900	2,835
Brazilian Diamonds Ltd. (a)	1,300,000	325
First Quantum Minerals Ltd.	163,200	3,828
Grove Energy Ltd. (a)	3,049,240	1,417
La Mancha Resources, Inc. (a)	561,000	656
Oilexco, Inc. (a)	5,534,400	18,745
Starfield Resources, Inc. (a)(e)	11,046,531	3,741
StrataGold Corp. (a)	2,229,000	1,095
Uruguay Mineral Exploration, Inc. (a)	245,200	851
Valkyries Petroleum Corp. (a)	430,000	2,130
Visual Defence, Inc.	3,180,000	1,379
Western Canadian Coal Corp. (a)	1,378,718	4,786

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Canada – continued
Western Canadian Coal Corp.:
warrants 2/9/06 (a)	84,359	$21
(United Kingdom) (a)	548,286	1,893
TOTAL CANADA		51,926

Cayman Islands – 0.6%
AAC Acoustic Technology Holdings, Inc.	4,450,000	2,239
Foxconn International Holdings Ltd.	2,172,000	2,326
Hutchison Telecommunications International Ltd.	174,000	220
Kingboard Chemical Holdings Ltd.	2,812,180	5,949
Mosvold Drilling Ltd. (a)	586,800	992
Sincere Watch (Hong Kong) Ltd.	6,984,000	901
SinoCom Software Group Ltd.	134,000	100
TOTAL CAYMAN ISLANDS		12,727

China – 0.2%
Shanghai Electric (Group) Corp. (H Shares)	6,592,000	2,083
Sina Corp. (a)	32,400	821
Xinao Gas Holdings Ltd.	2,674,000	2,035
TOTAL CHINA		4,939

Czech Republic – 0.2%
Komercni Banka AS unit	84,634	3,946
Denmark – 0.2%
Rockwool International AS Series A	43,700	3,401
Estonia – 0.1%
Tallinna Vesi AS	168,000	2,884
Finland – 1.7%
Aldata Solutions Oyj (a)	2,065,976	4,507
Capman Oyj (B Shares)	426,937	1,505
Inion OY	1,957,900	3,466
Neste Oil Oyj	649,600	20,130
Nokian Tyres Ltd.	473,590	7,380
TOTAL FINLAND		36,988

France – 1.3%
Altamir et Compagnie SA (a)	6,100	1,082
Bourbon SA	15,638	1,264
BVRP Software SA (a)	144,796	3,388
Constructions Industrielles dela Mediterranee SA	11,500	1,017
Damartex SA	21,485	773

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Groupe Open SA (d)	52,500	$694
Groupe Open SA warrants 10/21/06 (a)	14,809	8
Guerbet SA	8,400	1,133
Ipsos SA	16,003	1,899
Lagardere S.C.A. (Reg.)	21,700	1,492
Maisons France Confort	31,494	1,582
Orpea (a)	25,207	1,360
Sechilienne-Sidec	6,446	2,836
Signaux Girod	14,128	1,153
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	236,300	3,538
Sucriere de Pithivier Le Vieil	5,000	3,452
Tessi SA	24,066	1,202
The Lisi Group	22,500	1,308
TOTAL FRANCE		29,181

Germany – 3.0%
Advanced Photonics Technologies AG (a)	48,552	91
Articon-Integralis AG (Reg.) (a)	495,185	1,983
Deutz AG (a)(d)	1,676,400	7,596
ElringKlinger AG	18,284	677
Fresenius AG (d)	25,586	3,300
Grenkeleasing AG	25,918	1,352
Hawesko Holding AG	21,800	915
K&S AG	439,200	28,815
Kontron AG (a)	154,264	1,128
Merck KGaA	48,441	4,007
Parsytec AG (a)	188,871	498
Pfleiderer AG (a)	114,359	2,084
PSI AG (a)(e)	689,200	3,396
Pulsion Medical Systems AG (a)	98,511	543
SGL Carbon AG (a)	250,100	3,661
Suedzucker AG (Bearer) (d)	243,275	5,124
United Internet AG	40,352	1,304
TOTAL GERMANY		66,474

Gibraltar 0.2%
PartyGaming PLC	2,216,200	3,423
Greece – 1.3%
Alfa-Beta Vassilopoulos SA (Reg.) (a)	108,600	1,432
Autohellas SA	238,800	945
Fourlis Holdings SA	252,000	2,229
Greek Organization of Football Prognostics SA	76,842	2,218

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Greece – continued
Hyatt Regency SA (Reg.)	309,882	$3,796
Intralot SA	110,700	1,651
Motor Oil (HELLAS) Corinth Refineries SA	155,420	3,354
Sarantis SA (Reg.)	1,633,418	12,101
TOTAL GREECE		27,726

Hong Kong – 0.8%
Cafe de Coral Holdings Ltd.	538,000	607
Chen Hsong Holdings Ltd.	1,060,000	475
Convenience Retail Asia Ltd.	432,000	143
Fong’s Industries Co. Ltd.	500,000	339
Hong Kong & Shanghai Hotels Ltd.	2,229,500	2,229
Hong Kong Aircraft & Engineering Co.	152,400	1,108
Integrated Distribution Services Group Ltd. (IDS)	2,488,000	2,439
JCG Holdings Ltd.	880,000	874
Linmark Group Ltd.	2,218,000	672
Lung Kee (Bermuda) Holdings	978,000	732
Midland Holdings Ltd.	1,794,000	868
Shanghai Industrial Holdings Ltd. Class H	339,000	603
Shun Tak Holdings Ltd.	1,376,000	994
Solomon Systech Ltd.	7,070,000	2,599
Tingyi (Cayman Island) Holding Corp.	100,000	34
Tom.com Ltd. (a)	4,332,000	771
Vtech Holdings Ltd.	455,000	1,937
TOTAL HONG KONG		17,424

Hungary – 0.4%
MOL Magyar Olay es Gazipari RT Series A (For. Reg.)	44,200	4,061
OTP Bank Rt.	127,473	4,557
TOTAL HUNGARY		8,618

India – 0.7%
Balkrishna Industries Ltd.	37,161	854
Bharti Televentures Ltd. (a)	445,504	3,201
Cipla Ltd.	8,214	66
Financial Technology (India) Ltd.	86,718	1,885
State Bank of India	355,858	7,379
Suzlon Energy Ltd. (a)	181,848	2,883
TOTAL INDIA		16,268

Ireland – 0.9%
Adwalker PLC (a)(e)	9,125,000	1,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Ireland – continued
Aminex PLC (a)	3,160,919	$1,259
IAWS Group PLC (Ireland)	38,059	525
Kenmare Resources PLC (a)	4,741,500	3,001
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	637
Minco PLC (a)	1,818,181	531
Minco PLC warrants 12/3/05 (a)	909,090	64
Paddy Power PLC (Ireland)	241,011	4,074
Petroceltic International PLC (a)	12,421,734	2,529
Providence Resources PLC (a)	28,529,700	1,300
Trinity Biotech PLC sponsored ADR (a)(d)	227,325	1,523
Vimio PLC	944,000	2,657
TOTAL IRELAND		19,392

Israel – 0.4%
Advanced Vision Technology Ltd. (a)	165,400	1,884
Leadcom Integrated Solutions (e)	5,160,100	4,705
Metal-Tech Ltd.	830,000	2,645
TOTAL ISRAEL		9,234

Italy 2.0%
Amplifon Spa	38,350	2,494
Banca Italease Spa	1,051,300	22,242
Bastogi Spa (a)(d)	3,714,300	1,205
Brembo Spa	218,769	1,520
Cassa Di Risparmio Di Firenze	2,942,982	8,777
Lottomatica Spa New	112,000	4,068
Saipem Spa	79,800	1,141
Teleunit Spa (a)(e)	9,675,858	3,683
TOTAL ITALY		45,130

Japan 32.9%
Able, Inc. (d)	30,500	1,094
Adtec Plasma Technology Co. Ltd.	10	43
Advance Create Co. Ltd.	833	1,984
Advanced Media, Inc. Japan	314	2,129
Aeon Fantasy Co. Ltd.	70,600	1,755
Aichi Steel Corp. (d)	2,156,000	15,180
Ain Pharmaciez, Inc.	68,800	1,451
All About, Inc.	77	536
Ariake Japan Co. Ltd. (d)	180,300	4,075
ARRK Corp.	46,700	2,592
Asahi Denka Co. Ltd. (d)	233,000	2,892

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
ASICS Trading Co. Ltd.	54,900	$755
Asset Managers Co. Ltd. (d)	633	3,059
Axell Corp. (d)	660	2,481
Bando Chemical Industries Ltd.	249,000	1,095
Central Glass Co. Ltd.	267,000	1,494
Chiyoda Corp.	96,000	1,659
Chugoku Marine Paints Ltd.	432,000	2,159
CMIC Co. Ltd. (d)	1,950	697
COMSYS Holdings Corp.	188,000	2,125
Create Restaurants, Inc.	110,200	5,583
Create SD Co. Ltd.	44,700	1,618
Credit Saison Co. Ltd.	15,600	709
Cyber Agent Ltd. New	566	1,020
cyber communications, Inc. (a)(d)	870	2,215
Cyber Firm, Inc. (a)	315	1,009
Daifuku Co. Ltd.	316,000	4,168
Daihatsu Diesel Manufacturing Co. Ltd.	370,000	1,698
Daiwabo Information System Ltd. (d)	450,000	7,506
DC Co. Ltd.	206,000	787
Dip Corp. (a)(d)	133	207
Doshisha Co. Ltd.	79,650	1,414
E*TRADE Securities Co. Ltd. (d)	488	2,565
Enshu Ltd. (a)(d)	1,118,000	3,670
EPS Co. Ltd. (d)	604	1,794
Excite Japan Co. Ltd	277	1,684
Faith, Inc. (d)	330	151
Faith, Inc. New (a)	1,320	602
FCC Co. Ltd. (d)	58,000	2,391
Finance All Corp. (d)	2,636	2,488
FinTech Global, Inc. (d)	49	188
FinTech Global, Inc. New	98	377
Forval Corp.	79,300	846
FT Communications Co. Ltd. (d)	689	1,790
Fuji Seal International, Inc.	60	2
Fujikura Ltd.	1,304,000	8,447
Furukawa Co. Ltd. (a)(d)	3,058,000	6,621
Gourmet Navigator, Inc. (d)	395	1,115
Hamamatsu Photonics KK (d)	158,000	3,674
Haseko Corp. (a)	330,500	1,145
Hikari Tsushin, Inc.	508,000	32,687
Hiroshima Bank Ltd.	446,000	2,916
Hitachi Construction Machinery Co. Ltd.	129,000	2,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Hitachi Metals Ltd.	761,000	$7,836
Hogy Medical Co.	29,000	1,590
Hokuto Corp. (d)	276,800	4,492
I-CF, Inc. (a)(d)	1,333	2,655
Ibiden Co. Ltd.	467,600	18,952
Index Corp. New (d)	11,216	12,627
Innotech Corp. Japan	329,800	2,485
Intelligent Wave, Inc. (d)	543	1,801
Iriso Electronics Co. Ltd.	43,500	1,243
Ishihara Chemical Co. Ltd.	49,000	883
Itochu Corp.	668,000	4,582
Itochushokuhin Co. Ltd.	1,500	51
J Bridge Corp. (a)(d)	182,800	2,918
Japan Communications, Inc. (d)	402	473
Japan Digital Contents Trust, Inc. (a)(d)	214	239
Japan Digital Contents Trust, Inc. New (a)	214	234
Jastec Co. Ltd.	119,600	2,362
JFE Holdings, Inc.	67,400	2,095
Juroku Bank Ltd.	175,000	1,461
KAGA ELECTRONICS Co. Ltd.	97,800	2,528
Kakaku.com, Inc. New (d)	140	485
Kawasaki Heavy Industries Ltd. (d)	999,000	2,613
Kenedix, Inc.	3,176	13,037
Kibun Food Chemifa Co. Ltd.	136,200	3,303
KK daVinci Advisors (a)	617	2,912
Kobe Steel Ltd.	1,718,000	5,073
Kura Corp. Ltd. (e)	2,946	18,905
Kurita Water Industries Ltd.	215,000	3,616
Link Theory Holdings Co. Ltd.	284	1,355
livedoor Co. Ltd. (a)(d)	1,599,232	5,886
Lopro Corp. (d)	140,100	808
LTT Bio-Pharma Co. Ltd.	112	225
Mars Engineering Corp.	94,700	2,920
Maruei Department Store Co. Ltd.	376,000	1,078
Meganesuper Co. Ltd.	18,320	250
Misumi Group, Inc.	60,800	2,396
Mitsubishi Materials Corp.	957,000	3,299
Mitsui & Co. Ltd.	296,000	3,648
Mitsui O.S.K. Lines Ltd.	617,000	4,360
Mitsui Trust Holdings, Inc.	381,000	4,600
Moshi Moshi Hotline, Inc.	14,750	1,401
Nachi-Fujikoshi Corp. (d)	1,689,000	7,738

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
NEOMAX Co. Ltd.	176,000	$5,335
Net One Systems Co. Ltd.	3,971	7,634
NextCom KK (d)	736	892
NextCom KK New	2,208	2,639
NGK Insulators Ltd.	207,000	2,476
NGK Spark Plug Co. Ltd.	313,000	5,039
NHK Spring Co. Ltd.	186,000	1,466
Nidec Corp.	18,500	1,088
Nidec Corp. New	18,500	1,088
Nidec Tosok Corp. (d)	173,400	2,035
Nihon Ceratec Co. Ltd. (d)	290	1,200
Nihon Chouzai Co. Ltd.	38,900	1,199
Nihon Dempa Kogyo Co. Ltd. (d)	476,700	13,789
Nihon Micro Coating Co. Ltd. (a)	150,600	1,038
Nihon Trim Co. Ltd. (d)	176,300	9,497
Nihon Unicom Corp.	99,200	1,133
Nikko Cordial Corp.	204,500	2,479
Nippon Denko Co. Ltd. (d)	186,000	641
Nippon Denwa Shisetsu	25,000	94
Nippon Electric Glass Co. Ltd.	87,000	1,669
Nippon Mining Holdings, Inc.	105,500	779
Nippon Oil Corp.	465,000	3,959
Nippon Seiki Co. Ltd. (d)	464,000	8,029
Nippon Suisan Kaisha Co. Ltd. (d)	854,000	3,432
Nissei Corp.	128,000	1,643
Nissin Co. Ltd.	267,080	389
Nissin Co. Ltd. New	267,080	384
Nissin Kogyo Co. Ltd.	614,200	27,553
Nissin Servicer Co. Ltd.	2,001	1,872
Nissin Servicer Co. Ltd. New	2,001	1,872
Nitta Corp.	102,000	1,381
NOK Corp.	187,800	5,676
Ogaki Kyoritsu Bank Ltd.	359,000	2,279
Ohara, Inc. (a)	52,400	2,201
Orient Corp. (a)	785,000	3,358
Otaki Gas Co. Ltd.	16,000	80
Otsuka Corp.	164,500	14,559
Pacific Metals Co. Ltd. (d)	1,545,000	6,743
Parker Corp.	49,000	505
Pigeon Corp. (d)	253,900	3,344
Resona Holdings, Inc. (a)	1,103	3,200
Rex Holdings Co. Ltd. (d)	791	5,213

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Rohto Pharmaceutical Co. Ltd. New	134,000	$1,193
Saint Marc Co. Ltd. (d)	75,500	3,825
Sammy NetWorks Co. Ltd. (d)	1,229	15,433
SBI Holdings, Inc. (d)	11,860	5,926
Sega Sammy Holdings, Inc.	7,400	267
Sega Sammy Holdings, Inc. New	76,500	2,776
Seikagaku Corp.	196,300	2,120
Sekisui Chemical Co. Ltd.	172,000	1,092
Sekisui Plastics Co. Ltd.	335,000	1,155
Shinohara Systems of Construction Co. Ltd.	831	3,483
Showa Denko KK	715,000	2,291
Showa Shell Sekiyu KK (d)	595,200	7,423
Silex Technology, Inc.	269	745
Simplex Investment Advisors, Inc. (d)	60	488
Softbrain Co. Ltd. (d)	449	817
Software Research Association (SRA) (d)	28,700	483
Sumitomo Corp.	1,185,000	13,238
Sumitomo Metal Mining Co. Ltd.	1,604,000	14,641
Sumitomo Precision Products Co. Ltd.	374,000	1,960
Sumitomo Rubber Industries Ltd.	589,000	7,253
Sumitomo Titanium Corp. (d)	10,600	1,230
Sumitomo Titanium Corp. New (d)	20,600	2,319
Sun Frontier Fudousan Co. Ltd.	1,278	6,132
Sunx Ltd.	140,100	2,334
Taisei Corp.	366,000	1,626
Taiyo Kagaku (d)	85,500	1,111
Take & Give Needs Co. Ltd. (a)	2,817	3,952
Tamron Co. Ltd. (d)	84,000	1,157
Teijin Ltd	842,000	5,031
Teikoku Oil Co. Ltd.	420,000	4,048
Telewave, Inc. (d)	652	3,811
The First Energy Service Co. Ltd. (d)	39	136
The First Energy Service Co. Ltd. New (d)	156	544
The Keiyo Bank Ltd.	185,000	1,392
Toc Co. Ltd.	104,000	603
Token Corp.	82,100	3,896
Tokuyama Corp.	644,000	6,414
Tokyo Seimitsu Co. Ltd. (d)	67,100	3,086
TonenGeneral Sekiyu KK	134,000	1,502
Toray Industries, Inc.	2,627,000	14,651
Tosoh Corp.	982,000	4,363
Toyo Ink Manufacturing Co. Ltd. (d)	1,994,000	8,582

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Toyo Suisan Kaisha Ltd.	60,000	$1,044
Trancom Co. Ltd.	101,700	2,127
Trans Cosmos, Inc. (d)	78,600	3,989
Trend Micro, Inc.	39,500	1,235
Turbolinux, Inc.	170	467
Tyo Productions, Inc.	128,000	593
Usen Corp.	718,550	16,521
Warabeya Nichiyo Co. Ltd. (d)	140,700	2,028
Works Applications Co. Ltd. (a)(d)	7,314	6,777
Yachiyo Industry Co. Ltd.	121,000	2,022
Yahagi Construction Co. Ltd.	299,000	1,489
Yamada Denki Co. Ltd.	331,500	29,196
Yamaichi Electronics Co. Ltd.	105,900	1,316
Yaskawa Electric Corp. (a)(d)	930,000	7,273
Yasuragi Co. Ltd. (a)	115,900	3,914
Yorozu Corp.	138,300	1,304
Yoshimoto Kogyo Co. Ltd. (d)	102,000	1,806
Zensho Co. Ltd. (d)	83,900	1,415
Zensho Co. Ltd. New (a)(d)	83,900	1,415
TOTAL JAPAN		727,557

Korea (South) 0.4%
Doosan Heavy Industries & Construction Co. Ltd.	154,920	3,354
Hyundai Engineering & Construction Co. Ltd. (a)	24,740	769
LG Household & Health Care Ltd.	30,080	1,642
NHN Corp. (a)	24,661	4,098
TOTAL KOREA (SOUTH)		9,863

Luxembourg 1.0%
Stolt-Nielsen SA	653,190	22,991
Netherlands – 0.2%
Axalto Holding NV (a)	82,100	2,235
Bateman Engineering NV	480,200	2,011
TOTAL NETHERLANDS		4,246

New Zealand – 0.8%
Auckland International Airport Ltd.	3,469,725	4,759
Fisher & Paykel Healthcare Corp.	2,225,596	5,404
Fletcher Building Ltd.	464,190	2,550
Sky City Entertainment Group Ltd.	1,663,489	5,285
TOTAL NEW ZEALAND		17,998

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Norway 2.1%
ABG Sundal Collier ASA	1,168,000	$1,382
Aker Kvaerner ASA (a)	32,000	1,662
Camillo Eitzen & Co. ASA	605,200	6,046
Deep Ocean ASA (a)	421,247	1,036
Mamut ASA (a)	733,600	1,353
Odfjell ASA (A Shares)	85,700	1,643
P4 Radio Hele Norge ASA	141,400	565
Pertra Midt-Norges AS (g)	60,000	922
Petroleum Geo-Services ASA (a)	116,250	2,948
Profdoc ASA (a)	113,200	1,583
Schibsted ASA (B Shares)	54,100	1,559
Solstad Offshore ASA	114,000	1,577
Songa Offshore ASA (a)	985,408	4,317
Songa Offshore ASA warrants 5/20/08 (a)(g)	177,778	519
Statoil ASA	222,900	4,985
Stepstone ASA (a)(e)	4,710,000	5,719
TANDBERG ASA	334,300	3,289
TANDBERG Television ASA (a)	395,400	4,923
TOTAL NORWAY		46,028

Papua New Guinea – 0.1%
Oil Search Ltd.	517,100	1,276
Poland – 1.2%
Pfleiderer Grajewo SA	440,800	3,680
Polski Koncern Naftowy Orlen SA unit	526,600	18,894
Powszechna Kasa Oszczednosci Bank SA	103,000	866
TVN SA	149,254	2,546
TOTAL POLAND		25,986

Portugal 0.2%
Impresa SGPS (a)	984,753	5,489
Russia – 1.5%
Mobile TeleSystems OJSC:
GDR (Reg. S)	74,000	2,738
sponsored ADR	81,300	3,007
Sibirtelecom Open Joint Stock Co. sponsored ADR (a)	104,700	5,209
Sistema JSFC sponsored GDR	314,200	7,038
Uralsvyazinform sponsored ADR	614,100	4,286
Vimpel Communications sponsored ADR (a)	68,100	2,724
VolgaTelecom sponsored ADR	1,000,400	7,303
TOTAL RUSSIA		32,305

See accompanying notes which are an integral part of the financial statements.

23		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 2.5%
Cosco Investment (Singapore) Ltd.	2,638,000	$3,426
CSE Global Ltd.	996,000	426
GES International Ltd.	4,344,000	2,385
Guocoland Ltd.	446,000	411
Hong Leong Finance Ltd.	310,000	652
HTL International Holdings Ltd.	1,422,500	1,058
Jurong Technologies Industrial Corp. Ltd.	1,686,000	1,941
Keppel Land Ltd.	930,000	2,097
Olam International Ltd.	2,539,000	1,919
Osim International Ltd.	800,000	732
Parkway Holdings Ltd.	4,538,000	5,305
SembCorp Industries Ltd.	3,425,000	5,439
SembCorp Logistics Ltd.	596,000	602
Sembcorp Marine Ltd.	2,860,000	4,626
SIA Engineering Co. Ltd.	2,847,000	4,185
Singapore Exchange Ltd.	4,407,000	7,025
Singapore Petroleum Co. Ltd.	1,501,000	4,271
Singapore Post Ltd.	10,718,000	7,213
United Overseas Land Ltd.	803,000	1,109
TOTAL SINGAPORE		54,822

South Africa 3.7%
Aflease Gold & Uranium Resources Ltd. (a)	2,643,000	1,910
African Bank Investments Ltd.	3,710,751	11,066
Discovery Holdings Ltd. (a)	2,751,919	9,002
FirstRand Ltd.	952,000	2,240
Foschini Ltd.	488,000	3,109
Gold Reef Casino Resorts Ltd.	697,000	1,433
JD Group Ltd.	188,100	2,011
MTN Group Ltd.	1,176,702	8,768
Nedbank Group Ltd	154,000	1,962
Steinhoff International Holdings Ltd.	12,684,632	33,194
VenFin Ltd.	904,500	4,920
Wilson Bayly Holmes Ovcon Ltd.	446,856	2,684
TOTAL SOUTH AFRICA		82,299

Spain – 0.3%
Antena 3 Television SA	274,232	5,332
Construcciones y Auxiliar de Ferrocarriles	9,500	991
TOTAL SPAIN		6,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Sweden – 1.9%
Consafe Offshore AB (A Shares) (a)	1,103,172	$14,921
Eniro AB (d)	153,028	1,672
Gambro AB (A Shares)	405,000	5,723
Hexagon AB (B Shares) (d)	213,129	5,019
Intrum Justitia AB (a)	375,200	3,205
Modern Times Group AB (MTG) (B Shares) (a)	210,550	8,053
Observer AB	1,180,035	3,987
VBG AB (B Shares)	6,710	198
TOTAL SWEDEN		42,778

Switzerland – 0.8%
Actelion Ltd. (Reg.) (a)	18,108	2,037
Amazys Holding AG	54,100	3,273
Barry Callebaut AG	2,861	802
Bucher Holding AG	31,439	2,512
Escor Casino & Entertainment SA	19,770	395
Mobilezone Holding AG (a)	462,199	1,757
Pargesa Holding SA	14,130	1,091
Roche Holding AG (participation certificate)	23,767	3,551
Sulzer AG (Reg.)	2,648	1,274
Swissquote Group Holding SA (a)	18,811	1,878
TOTAL SWITZERLAND		18,570

Thailand – 0.1%
Bumrungrad Hospital PCL (For. Reg.)	2,330,500	1,529
Turkey 1.4%
Atakule Gayrimenkul Yatirim Ortakligi AS	1,033,000	871
Dogan Gazetecilik AS (a)	3,601,955	7,622
Efes Sinai Yatirim Holding AS Class B (a)	871,100	8,766
Enka Insaat ve Sanayi AS	360,950	3,979
Tupras Turkiye Petrol Rafinerileri AS	525,600	8,984
TOTAL TURKEY		30,222

United Arab Emirates – 0.0%
Investcom LLC GDR	45,600	616
United Kingdom – 15.3%
Abcam PLC	417,239	1,234
Accuma Group PLC	418,063	1,303
Advanced Technology (UK) PLC (a)(e)	7,355,000	0
AeroBox PLC (a)	5,694,657	706
Afren PLC (e)	13,078,000	12,040

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
African Copper PLC	1,742,884	$1,450
Air Partner PLC	45,000	480
Alba PLC	749,800	4,912
Alliance Pharma PLC (a)(e)	9,049,400	2,924
Alterian PLC (a)	1,486,000	3,026
Amlin PLC	157,014	616
Andor Technology Ltd.	444,444	803
Anglo Asian Mining PLC	2,605,500	3,414
Appian Technology PLC (a)	1,916,178	153
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	0
Ascent Resources PLC (a)(e)	12,000,000	2,603
Ascent Resources PLC warrants 6/2/07 (a)	6,000,000	770
Asia Energy PLC (a)	1,390,951	12,375
Atrium Underwriting PLC	257,060	917
BG Group PLC	441,600	3,878
Bioprogress PLC (a)	4,376,349	2,479
Block Shield Corp. PLC (a)	900,000	1,984
Body Shop International PLC	800,000	2,974
BowLeven PLC	1,407,600	9,158
British Energy Group PLC (a)	274,800	2,160
Burren Energy PLC	64,302	911
Caffe Nero Group PLC (a)	282,978	1,250
Cambrian Mining PLC (a)(e)	6,039,800	15,024
Cambrian Mining PLC warrants 1/25/06 (a)	350,000	0
Cardpoint PLC (a)	345,300	688
Central African Mining & Exploration Co. PLC (a)	16,622,700	3,237
Centurion Electronics PLC (e)	1,751,839	574
Ceres Power Holding PLC	776,700	1,856
Chaco Resources PLC (f)	9,500,000	1,009
Chaucer Holdings PLC	5,079,800	4,789
Clapham House Group PLC (a)	725,650	1,856
Cobra Biomanufacturing PLC (a)	701,900	587
Coffeeheaven International PLC (a)(f)	8,115,909	1,580
Corac Group PLC (a)(e)	4,849,104	2,146
Corin Group PLC	1,210,314	7,119
CSS Stellar PLC (a)	598,908	414
CustomVis PLC (a)	1,558,936	155
DA Group PLC (a)(e)	1,875,165	2,490
Daniel Stewart Securities PLC (a)	3,029,000	831
Dat Group PLC (e)	1,806,000	1,263
Domino’s Pizza UK & IRL PLC	383,626	2,004
Dream Direct Group PLC (a)	145,000	245

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Eclipse Energy Co. Ltd. (g)	102,000	$1,354
Eureka Mining PLC (a)	381,700	730
Europa Oil & Gas Holdings PLC	1,000,000	549
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	86
European Diamonds PLC (a)	499,300	194
Faroe Petroleum PLC (a)	1,288,906	2,852
Firestone Diamonds PLC (a)	687,000	1,745
Flomerics Group PLC	449,658	637
Forum Energy PLC	1,127,270	2,505
Freeport PLC	256,276	1,894
Future PLC	1,717,169	1,718
Gaming Corp. PLC (a)	9,702,913	2,018
GMA Resources PLC (a)(e)	12,545,265	1,527
GMA Resources PLC (a)(e)(f)	12,100,818	1,499
Goals Soccer Centres PLC	827,000	2,116
Golden Prospect PLC	2,246,871	1,790
Goldshield Group PLC	416,400	2,643
GTL Resources PLC (a)	13,669,072	381
Gyrus Group PLC (a)	434,400	2,457
Hardide Ltd. (e)	12,401,000	2,909
Healthcare Enterprise Group PLC (a)(e)	9,818,379	10,604
Highbury House Communications PLC (a)	713,914	22
Hydrodec Group PLC (a)	6,231,100	2,730
ID Data PLC (a)(e)	84,350,500	1,344
Ideal Shopping Direct PLC	235,339	1,419
Imperial College Innovations Ltd. (g)	19,300	2,734
Inchcape PLC	30,122	1,099
Intertek Group PLC	116,310	1,467
IPSA Group PLC (e)	4,074,075	2,128
ITE Group PLC	4,436,717	8,876
ITM Power PLC (a)	4,339,800	8,452
Jubilee Platinum PLC (a)(e)	4,286,043	3,339
Lambert Howarth Group PLC (e)	1,568,784	6,291
Landround PLC (e)	298,600	582
Lawrence PLC	1,073,124	6,431
LTG Technologies PLC (a)	11,517,168	2,294
Manpower Software PLC (a)	258,824	121
Meridian Petroleum PLC (a)	2,747,000	377
Metals Exploration PLC (a)(e)	2,820,077	624
Metals Exploration PLC warrants 9/14/07 (a)	1,410,039	0
Mice Group PLC	4,432,324	2,472
Michelmersh Brick Holdings PLC (a)	578,900	1,010

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Monstermob Group PLC (a)	226,461	$1,520
NDS Group PLC sponsored ADR (a)	105,154	3,849
NETeller PLC (a)	263,100	3,209
NeuTec Pharma PLC (a)	174,136	1,372
NeutraHealth PLC (a)(e)	7,328,100	1,719
Oil Quest Resources PLC (a)(e)	2,362,285	596
Oystertec PLC (a)	7,009,687	1,365
P&MM Group PLC (a)(e)	2,035,000	3,423
Phytopharm PLC (a)	678,720	565
Pilat Media Global PLC (a)(e)	2,880,000	2,244
Platinum Mining Corp. of India PLC (e)	12,520,800	3,602
PlusNet Technologies Ltd. (a)(e)	1,567,355	7,340
Premier Oil PLC (a)	159,291	2,045
Primary Health Properties PLC	80,000	494
Proteome Sciences PLC (a)	623,042	750
Punch Graphix PLC	92,458	209
Pureprofile Media PLC (g)	680,000	602
Pureprofile Media PLC warrants 7/31/06 (a)(g)	680,000	0
QA PLC (a)	13,554,656	252
Rambler Metals & Mining PLC	1,300,000	886
Retail Decisions PLC (f)	7,007,400	2,605
Rheochem PLC (e)	8,728,300	1,854
Rheochem PLC warrants 12/21/07 (a)	4,364,150	0
Richmond Foods PLC	81,813	742
Royalblue Group PLC	45,073	519
Scapa Group PLC	3,660,400	1,507
SDL PLC (a)	1,450,000	4,005
Serabi Mining PLC	2,612,400	1,237
Sibir Energy PLC (a)	116,280	620
Sinclair Pharma PLC (a)	1,786,758	4,160
Sondex PLC	260,100	1,002
SPI Lasers PLC	658,000	1,782
Spice Holdings PLC	771,200	2,901
Sportingbet PLC	345,100	1,799
Stem Cell Sciences PLC	716,649	1,098
Sterling Energy PLC (a)	8,837,667	2,660
SubSea Resources PLC (e)	8,644,100	4,362
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	360
Synergy Healthcare PLC	314,553	2,345
Taghmen Energy PLC (a)(e)	4,745,755	5,671
Taghmen Energy PLC warrants 4/30/07 (a)	2,279,573	1,142
Tanfield Group PLC (a)	8,653,000	2,911

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
Teesland PLC	1,380,000	$2,003
Tikit Group PLC (e)	720,362	2,436
TMO Biotec (g)	10,000	531
Toledo Mining Corp. PLC (a)	480,000	982
Triple Plate Junction PLC (a)	3,638,000	1,353
Triple Plate Junction PLC warrants 12/31/05 (a)	1,818,750	0
Tristel PLC	561,318	601
UK Coal PLC	1,087,069	2,762
ukbetting PLC (a)	2,517,419	2,630
Unibet Group PLC unit	474,256	9,888
Whatman PLC	280,100	1,389
White Nile Ltd. (a)	200,000	351
William Ransom & Son PLC	3,629,500	2,988
Windsor PLC	700,000	598
Wolfson Microelectronics PLC (a)	685,250	3,015
World Gaming PLC (a)	1,332,300	3,951
ZincOx Resources PLC (a)	970,000	2,619
TOTAL UNITED KINGDOM		337,828

United States of America – 1.7%
121Media, Inc. (e)	603,205	1,832
Central European Distribution Corp. (a)	49,300	1,963
Chindex International, Inc. (a)(d)	138,900	511
Cyberscan Technology, Inc.	158,400	1,725
Frontera Resources Corp.	2,300,000	5,131
Frontier Mining Ltd. (a)(e)	6,115,691	2,220
GeoGlobal Resources, Inc. (a)(d)	351,900	2,235
Marathon Oil Corp.	39,900	2,400
Private Media Group, Inc. (a)(d)	283,400	621
Solar Integrated Technologies, Inc. (a)	1,643,073	4,727
Trico Marine Services, Inc. (a)	67,200	1,713
Uranco, Inc. (a)(g)	1,333,332	1,000
Uranco, Inc. warrants 7/26/08 (a)(g)	666,666	0
UTEK Corp. (Reg. S)	34,942	414
Valero Energy Corp.	41,400	4,357
XL TechGroup, Inc.	1,442,680	6,769
TOTAL UNITED STATES OF AMERICA		37,618

TOTAL COMMON STOCKS
(Cost $1,812,433)		2,155,033

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Nonconvertible Preferred Stocks 0.4%
		Shares	Value (Note 1)
			(000s)
Germany – 0.4%
Fresenius AG
(Cost $3,683)		57,705	$8,107
Investment Companies 0.0%

United Kingdom – 0.0%
Black Sea Property Fund Ltd.
(Cost $1,166)		3,036,200	1,223
Corporate Bonds 0.1%
		Principal
		Amount (000s)
Convertible Bonds 0.1%
United Kingdom – 0.1%
BioCare Solutions Ltd. 1% 12/31/06 (g)	GBP	$54,768	970
Nonconvertible Bonds – 0.0%
Norway 0.0%
Songa Offshore ASA 9% 9/8/10 (g)		600	582
TOTAL CORPORATE BONDS
(Cost $1,574)			1,552
Money Market Funds 6.9%
		Shares
Fidelity Cash Central Fund, 3.92% (b)		36,414,099	36,414
Fidelity Securities Lending Cash Central Fund, 3.94% (b)(c) 115,371,226			115,371
TOTAL MONEY MARKET FUNDS
(Cost $151,785)			151,785
TOTAL INVESTMENT PORTFOLIO 104.8%
(Cost $1,970,641)			2,317,700

NET OTHER ASSETS – (4.8)%			(105,340)
NET ASSETS 100%			$2,212,360

See accompanying notes which are an integral part of the financial statements.
Annual Report	30

Currency Abbreviations
GBP — British pound

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Security purchased on a delayed
delivery or when-issued basis.

(g) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $11,520,000
or 0.5% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Appian
Technology PLC
warrants
2/28/08	2/18/05	$—
BioCare Solutions
Ltd. 1%
12/31/06	8/3/05	$974
Eclipse Energy
Co. Ltd.	4/28/05	$1,459
Imperial College
Innovations Ltd.	4/27/05	$2,942
Pertra Midt
Norges AS	6/28/05	$911
Pureprofile Media
PLC	5/3/05	$644
Pureprofile Media
PLC warrants
7/31/06	5/3/05	$—
SeaDrill Ltd.	8/23/05	$3,384
Songa Offshore
ASA warrants
5/20/08	6/8/05	$—
Songa Offshore
ASA 9% 9/8/10	6/8/05	$600
TMO Biotec	10/27/05	$535
Uranco, Inc.	8/24/05	$1,000
Uranco, Inc.
warrants
7/26/08	8/24/05	$—

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		Proceeds	Income	period
121Media, Inc	$—	$2,700	$—	$—	$1,832
Advanced Technology (UK) PLC	558
Adwalker PLC	—	1,291	—	—	1,292
Afren PLC	—	3,214	328	—	12,040
Alliance Pharma PLC	1,812	835	295	—	2,924
Ascent Resources PLC	—	994	—	—	2,603
Aztec Resources Ltd.	—	5,036	4,111	—	—
BDI Mining Corp.	—	4,713	—	—	4,646
Cambrian Mining PLC	—	17,979	—	—	15,024
Centurion Electronics PLC	—	1,979	—	15	574
Corac Group PLC	2,460	92	—	—	2,146
DA Group PLC	—	2,300	618	—	2,490
Dat Group PLC	—	1,746	—	—	1,263
Fox Resources Ltd.	487	1,126	—	—	844
Frontier Mining Ltd.	1,443	774	—	—	2,220
GMA Resources PLC	1,955	1,011	—	—	3,026
Hardide Ltd.	919	992	—	—	2,909
Healthcare Enterprise Group PLC	1,062	10,275	1,111		10,604
HudBay Minerals, Inc. (formerly
Ontzinc Corp.)	1,841		1,328
ID Data PLC	—	1,500	—	—	1,344
International Ferro Metals	—	16,293	—	—	15,854
IPSA Group PLC	—	2,006	—	—	2,128
Jubilee Platinum PLC	1,823	728	463	—	3,339
Kura Corp. Ltd.	2,689	7,354	246	17	18,905
Lambert Howarth Group PLC	6,551	1,164	—	276	6,291
Landround PLC	345	958	—	16	582
Leadcom Integrated Solutions	—	3,139	—	—	4,705
Metals Exploration PLC	—	414	—	—	624
NeutraHealth PLC	—	1,375	—	—	1,719
Oil Quest Resources PLC	167	874	—	—	596
P&MM Group PLC	2,300	—	—	—	3,423
Pilat Media Global PLC	2,196	—	—	—	2,244
Platinum Mining Corp. of India PLC		4,947			3,602
PlusNet Technologies Ltd.	2,347	2,232	—	—	7,340
PSI AG	992	2,473	—	—	3,396
Rheochem PLC	—	2,692	—	—	1,854
Sphere Investments Ltd	—	2,806	—	—	2,552
Starfield Resources, Inc.	—	4,728	—	—	3,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

	Value,				Value,
Affiliates	beginning	Purchases	Sales	Dividend	end of
(Amounts in thousands)	of period		Proceeds	Income	period
Stepstone ASA	$—	$ 5,430	$—	$—	$ 5,719
SubSea Resources PLC	2,654	560	—	—	4,362
Sylvania Resources Ltd.	—	2,450	—	—	2,738
Taghmen Energy PLC	1,482	2,386	—	—	5,671
Tanfield Group PLC	—	3,135	212	—	—
Teleunit Spa	2,572	1,019	—	—	3,683
Tikit Group PLC	2,155	—	349	32	2,436
William Ransom & Son PLC	2,393	686	—	93	—
Total	$43,203	$ 128,406	$9,061	$449	$ 175,285

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $109,541) (cost $1,970,641) See
accompanying schedule		$2,317,700
Cash		893
Foreign currency held at value (cost $5,825)		5,813
Receivable for investments sold		30,832
Receivable for fund shares sold		4,525
Dividends receivable		2,621
Interest receivable		141
Receivable from investment adviser for expense
reductions		24
Other affiliated receivables		11
Other receivables		128
Total assets		2,362,688

Liabilities
Payable for investments purchased
Regular delivery	$18,168
Delayed delivery	11,013
Payable for fund shares redeemed	2,790
Accrued management fee	1,791
Distribution fees payable	57
Other affiliated payables	488
Other payables and accrued expenses	650
Collateral on securities loaned, at value	115,371
Total liabilities		150,328

Net Assets		$2,212,360
Net Assets consist of:
Paid in capital		$1,615,845
Undistributed net investment income		10,862
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		238,932
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		346,721
Net Assets		$2,212,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($34,838 ÷ 1,305.2 shares)	$26.69
Maximum offering price per share (100/94.25 of
$26.69)	$28.32
Class T:
Net Asset Value and redemption price per share
($41,647 ÷ 1,567.2 shares)	$26.57
Maximum offering price per share (100/96.50 of
$26.57)	$27.53
Class B:
Net Asset Value and offering price per share
($12,783 ÷ 487.2 shares)A	$26.24
Class C:
Net Asset Value and offering price per share
($25,202 ÷ 958 shares)A	$26.31
International Small Cap:
Net Asset Value, offering price and redemption
price per share ($2,090,458 ÷ 77,754 shares)	$26.89
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($7,432 ÷ 276.7 shares)	$26.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends (including $449 received from affiliated
issuers)		$33,339
Interest		1,852
Security lending		2,630
		37,821
Less foreign taxes withheld		(1,995)
Total income		35,826

Expenses
Management fee
Basic fee	$16,972
Performance adjustment	1,557
Transfer agent fees	4,209
Distribution fees	534
Accounting and security lending fees	939
Independent trustees’ compensation	9
Custodian fees and expenses	1,029
Registration fees	264
Audit	60
Legal	13
Miscellaneous	24
Total expenses before reductions	25,610
Expense reductions	(646)	24,964

Net investment income (loss)		10,862
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,158)
(Including realized gain (loss) of $(47) from affili-
ated issuers)	242,909
Foreign currency transactions	(671)
Total net realized gain (loss)		242,238
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $297)	169,298
Assets and liabilities in foreign currencies	(50)
Total change in net unrealized appreciation
(depreciation)		169,248
Net gain (loss)		411,486
Net increase (decrease) in net assets resulting from
operations		$422,348

See accompanying notes which are an integral part of the financial statements.

Annual Report

36

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,862	$4,864
Net realized gain (loss)	242,238	55,700
Change in net unrealized appreciation (depreciation) .	169,248	104,988
Net increase (decrease) in net assets resulting
from operations	422,348	165,552
Distributions to shareholders from net investment income .	(3,406)	(741)
Distributions to shareholders from net realized gain	(45,235)	(11,573)
Total distributions	(48,641)	(12,314)
Share transactions - net increase (decrease)	701,403	422,160
Redemption fees	1,213	1,900
Total increase (decrease) in net assets	1,076,323	577,298

Net Assets
Beginning of period	1,136,037	558,739
End of period (including undistributed net investment
income of $10,862 and undistributed net investment
income of $5,018, respectively)	$2,212,360	$1,136,037

See accompanying notes which are an integral part of the financial statements.

37 Annual Report

Financial Highlights Class A
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.25	$17.69	$12.35
Income from Investment Operations
Net investment income (loss)E	05	.02	.02F
Net realized and unrealized gain (loss)	6.16	3.83	5.30
Total from investment operations	6.21	3.85	5.32
Distributions from net investment income	(.02)	(.02)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.79)	(.33)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.69	$21.25	$17.71
Total ReturnB,C,D	30.16%	22.36%	43.24%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.66%	1.71%	1.77%A
Expenses net of voluntary waivers, if any	1.66%	1.71%	1.77%A
Expenses net of all reductions	1.63%	1.69%	1.74%A
Net investment income (loss)	21%	.09%	.28%A
Supplemental Data
Net assets, end of period (in millions)	$35	$13	$5
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

38

Financial Highlights Class T
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.20	$17.68	$12.35
Income from Investment Operations
Net investment income (loss)E	(.01)	(.03)	—F,I
Net realized and unrealized gain (loss)	6.12	3.83	5.31
Total from investment operations	6.11	3.80	5.31
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.76)	(.31)	—
Total distributions	(.76)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.57	$21.20	$17.65
Total ReturnB,C,D	29.72%	22.07%	43.16%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.92%	1.94%	2.12%A
Expenses net of voluntary waivers, if any	1.91%	1.94%	2.12%A
Expenses net of all reductions	1.88%	1.92%	2.09%A
Net investment income (loss)	(.04)%	(.14)%	(.07)%A
Supplemental Data
Net assets, end of period (in millions)	$42	$15	$4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

39 Annual Report

Financial Highlights Class B
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$20.99	$17.62	$12.35
Income from Investment Operations
Net investment income (loss)E	(.14)	(.16)	(.05)F
Net realized and unrealized gain (loss)	6.08	3.80	5.30
Total from investment operations	5.94	3.64	5.25
Distributions from net realized gain	(.71)	(.31)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.24	$20.99	$17.52
Total ReturnB,C,D	29.13%	21.21%	42.67%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.49%	2.63%	2.76%A
Expenses net of voluntary waivers, if any	2.43%	2.63%	2.76%A
Expenses net of all reductions	2.40%	2.60%	2.73%A
Net investment income (loss)	(.56)%	(.83)%	(.71)%A
Supplemental Data
Net assets, end of period (in millions)	$13	$5	$1
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

40

Financial Highlights Class C
Years ended October 31,	2005	2004	2003G
Selected Per Share Data
Net asset value, beginning of period	$21.04	$17.64	$12.35
Income from Investment Operations
Net investment income (loss)E	(.13)	(.12)	(.04)F
Net realized and unrealized gain (loss)	6.10	3.80	5.31
Total from investment operations	5.97	3.68	5.27
Distributions from net investment income	—	(.01)	—
Distributions from net realized gain	(.72)	(.31)	—
Total distributions	(.72)	(.32)	—
Redemption fees added to paid in capitalE	02	.04	.02
Net asset value, end of period	$26.31	$21.04	$17.73
Total ReturnB,C,D	29.22%	21.43%	42.83%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.41%	2.43%	2.57%A
Expenses net of voluntary waivers, if any	2.41%	2.43%	2.57%A
Expenses net of all reductions	2.38%	2.40%	2.55%A
Net investment income (loss)	(.54)%	(.62)%	(.52)%A
Supplemental Data
Net assets, end of period (in millions)	$25	$9	$1
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F Investment income per share reflects a special dividend which amounted to $.01 per share.
G For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Financial Highlights International Small Cap
Years ended October 31,	2005	2004	2003	2002F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.71	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)D	15	.10	.07E	(.01)
Net realized and unrealized gain (loss)	6.19	3.84	7.75	(.12)
Total from investment operations	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.06)	(.02)	—	—
Distributions from net realized gain	(.77)	(.31)	(.02)	—
Total distributions	(.83)	(.33)	(.02)	—
Redemption fees added to paid in capitalD	02	.04	.04	H
Net asset value, end of period	$26.89	$21.36	$17.71	$9.87
Total ReturnB,C	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.28%	1.30%	1.54%	13.70%A
Expenses net of voluntary waivers, if any	1.28%	1.30%	1.54%	1.80%A
Expenses net of all reductions	1.25%	1.28%	1.51%	1.80%A
Net investment income (loss)	59%	.50%	.46%	(.56)%A
Supplemental Data
Net assets, end of period (in millions)	$2,090	$1,091	$547	$3
Portfolio turnover rate	79%	77%	84%	85%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share.
F For the period September 18, 2002 (commencement of operations) to October 31, 2002.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

42

Financial Highlights Institutional Class
Years ended October 31,	2005	2004	2003F
Selected Per Share Data
Net asset value, beginning of period	$21.36	$17.72	$12.35
Income from Investment Operations
Net investment income (loss)D	14	.10	.04E
Net realized and unrealized gain (loss)	6.18	3.84	5.31
Total from investment operations	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.03)	—
Distributions from net realized gain	(.77)	(.31)	—
Total distributions	(.84)	(.34)	—
Redemption fees added to paid in capitalD	02	.04	.02
Net asset value, end of period	$26.86	$21.36	$17.72
Total ReturnB,C	30.59%	22.84%	43.48%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.30%	1.32%	1.51%A
Expenses net of voluntary waivers, if any	1.30%	1.32%	1.51%A
Expenses net of all reductions	1.27%	1.29%	1.48%A
Net investment income (loss)	57%	.49%	.54%A
Supplemental Data
Net assets, end of period (in millions)	$7	$3	$.4
Portfolio turnover rate	79%	77%	84%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 5, 2005, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap (the original class) and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund: Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty

Annual Report

44

1. Significant Accounting Policies continued

Security Valuation continued days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment

45 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income continued

income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$441,522
Unrealized depreciation	(115,753)
Net unrealized appreciation (depreciation)	325,769
Undistributed ordinary income	65,222
Undistributed long term capital gain	178,759

Cost for federal income tax purposes	$1,991,931

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$30,409	$12,314
Long term Capital Gains	18,232	—
Total	$48,641	$12,314

Annual Report 46

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

47 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $2,126,837 and $1,470,923, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .95% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$67	$—
Class T	25%	.25%	164	2
Class B	75%	.25%	110	83
Class C	75%	.25%	193	80
			$534	$165

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

48

4. Fees and Other Transactions with Affiliates continued
Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$65
Class T	22
Class B*	24
Class C*	7
$118

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, , is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A		$93.34
Class T		116.35
Class B		47.42
Class C		66.34
International Small Cap		3,874.21
Institutional Class		13.23

	$4,209

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

49 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,350 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

Annual Report

50

7. Expense Reductions - continued
The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	2.05% — 1.65%*	$1
Class T	2.30% — 1.90%*	4
Class B	2.80% — 2.40%*	7
		$12

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $625 for the period.In addition, through arrangements with the each class’ transfer agent, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Small Cap	$9

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

51 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,	2005	2004
From net investment income
Class A	$14	$3
Class T	—	3
Class C	—	2
International Small Cap	3,381	732
Institutional Class	11	1
Total	$3,406	$741
From net realized gain
Class A	$542	$50
Class T	602	92
Class B	221	28
Class C	359	42
International Small Cap	43,388	11,351
Institutional Class	123	10
Total	$45,235	$11,573

Annual Report

52

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2005	2004	2005	2004
Class A
Shares sold	915	655	$22,252	$12,873
Reinvestment of distributions	20	3	427	47
Shares redeemed	(255)	(313)	(6,421)	(5,811)
Net increase (decrease)	680	345	$16,258	$7,109
Class T
Shares sold	1,286	729	$31,179	$14,389
Reinvestment of distributions	24	5	531	85
Shares redeemed	(457)	(246)	(11,453)	(4,796)
Net increase (decrease)	853	488	$20,257	$9,678
Class B
Shares sold	415	254	$9,882	$4,981
Reinvestment of distributions	9	1	199	26
Shares redeemed	(178)	(72)	(4,336)	(1,405)
Net increase (decrease)	246	183	$5,745	$3,602
Class C
Shares sold	680	413	$16,301	$8,031
Reinvestment of distributions	13	2	272	40
Shares redeemed	(147)	(81)	(3,591)	(1,590)
Net increase (decrease)	546	334	$12,982	$6,481
International Small Cap
Shares sold	51,579	48,248	$1,266,283	$942,555
Reinvestment of distributions	2,008	632	43,867	11,253
Shares redeemed	(26,924)	(28,670)	(667,826)	(560,464)
Net increase (decrease)	26,663	20,210	$642,324	$393,344
Institutional Class
Shares sold	259	181	$6,323	$3,602
Reinvestment of distributions	3		59	5
Shares redeemed	(105)	(84)	(2,545)	(1,661)
Net increase (decrease)	157	97	$3,837	$1,946

53 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 21, 2005

Annual Report 54

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

55 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

57 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

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Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

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62

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

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Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2003

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

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Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	$.144	$2.89

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $178,942,337 or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $18,049,009, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

Institutional Class designates 42% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/13/04	$.145	$.019

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

65 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance for each class, as well as the fund’s relative investment performance for each class measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one year period ended December 31, 2004, the returns of Class C and the retail class of the fund, the return of a broad based securities market index (“bench mark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and the retail class represent the performance of classes with the highest and lowest 12b 1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within the chart shows the 25th percentile return (bottom of box) and the 75th percen tile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the retail class of the fund was in the second quartile for the one year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one year period. The Board considered that the variations in performance among the fund’s classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

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Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 42% means that 58% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class’s total expenses, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund paid 12b 1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Fund (retail class) ranked below its competitive median for 2004, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2004. The Board considered that the Advisor classes were above median due in part to the fund’s higher management fee associated with the fund’s small cap invest ment discipline. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b 1 fee structure, and that the multiple structures are

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Board Approval of Investment Advisory Contracts and Management Fees continued

intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b 1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that on December 16, 2004, it had approved changes (effective January 1, 2005) in the transfer agent and service agreements for the fund that established maximum transfer agent fees and eliminated the minimum pricing and bookkeeping fee to prevent small funds or funds with small average account sizes from having relatively high fees in basis points (the “small fund fee reductions”). The Board considered that, if the small fund fee reductions had been in effect in 2004, the total expenses of Class A would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses for each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board

Annual Report

72

believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and

73 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

74

75 Annual Report

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76

77 Annual Report

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78

79 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank
Pittsburgh, PA

AISCI-UANN-1205 1.793572.102

Fidelity® International Discovery Fund

Annual Report October 31, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at
http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offend ers should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active par ticipation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® International Discovery Fund	22.29%	5.99%	9.68%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE)® Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, International Discovery returned 22.29%, beating the MSCI EAFE index as well as the 17.75% return for the LipperSM International Funds Average. The fund would have done even better on an absolute basis were it not for currency movements in Europe and Japan that adversely affected U.S. investors. Relative to the index, performance benefited from strong stock picking, especially in financials and telecommunication services, as well as favorable country selection. Weak returns from semiconductor stocks and underweightings in certain index components hurt relative returns. Small and mid cap stocks that were not in the index were among the top relative performers. They included Orascom Telecom, an Egyptian wireless company that benefited from its growth in emerging markets, and Telewest Global, a cable company operating in England that was bought out at a nice premium. I sold both stocks during the period. Banco Bradesco and Banco Itau, Brazilian banks, also rallied nicely, fueled by strong demand for commercial and consumer loans. Underweightings in Mitsubishi UFJ Financial, a Japanese bank, and GlaxoSmithKline, a U.K. based pharmaceutical company, detracted from relative performance as both stocks began to rally. An overweighting in Tokyo Elec tron, a semiconductor equipment stock that declined, further hampered relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,105.20	$7.64
HypotheticalA	$1,000.00	$1,017.95	$7.32
Class T
Actual	$1,000.00	$1,103.10	$9.28
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,100.40	$11.91
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,101.80	$10.91
HypotheticalA	$1,000.00	$1,014.82	$10.46
International Discovery Fund
Actual	$1,000.00	$1,106.90	$5.68
HypotheticalA	$1,000.00	$1,019.81	$5.45
Institutional Class
Actual	$1,000.00	$1,107.60	$5.21
HypotheticalA	$1,000.00	$1,020.27	$4.99

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.44%
Class T	1.75%
Class B	2.25%
Class C	2.06%
International Discovery Fund	1.07%
Institutional Class	98%

Annual Report

8

Investment Changes

9 Annual Report

Investment Changes continued

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	99.4	98.5
Short Term Investments and Net Other Assets	0.6	1.5
Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
BP PLC sponsored ADR (United Kingdom, Oil,
Gas & Consumable Fuels)	2.1	1.8
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	1.8	1.7
Roche Holding AG (participation certificate)
(Switzerland, Pharmaceuticals)	1.8	1.7
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.7	1.6
Vodafone Group PLC (United Kingdom, Wireless
Telecommunication Services)	1.6	1.5
GlaxoSmithKline PLC sponsored ADR (United
Kingdom, Pharmaceuticals)	1.5	0.6
Royal Dutch Shell PLC Class B (United Kingdom,
Oil, Gas & Consumable Fuels)	1.5	0.0
Toyota Motor Corp. (Japan, Automobiles)	1.4	0.6
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.0
Allianz AG (Reg.) (Germany, Insurance)	1.2	1.0
	15.8
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.5	24.8
Consumer Discretionary	15.6	20.1
Industrials	11.0	10.3
Health Care	10.0	10.6
Consumer Staples	8.9	5.2
Energy	8.4	7.7
Information Technology	7.6	7.1
Materials	5.7	4.2
Telecommunication Services	4.4	5.6
Utilities	2.0	2.1

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.7%
	Shares	Value (Note 1)
		(000s)

Australia – 4.3%
ABC Learning Centres Ltd.	1,730,169	$8,409
AMP Ltd.	699,000	3,810
Babcock & Brown Japan Property Trust	6,743,900	7,867
BHP Billiton Ltd.	2,473,100	38,395
Billabong International Ltd.	925,928	8,959
Caltex Australia Ltd.	272,100	4,134
Commonwealth Bank of Australia	241,000	7,006
Computershare Ltd.	1,432,900	7,018
CSL Ltd.	269,050	7,544
Downer EDI Ltd.	2,523,506	11,473
Macquarie Airports unit	1,991,381	4,467
Macquarie Bank Ltd.	391,000	18,908
Macquarie Communications Infrastructure Group unit	1,632,940	7,021
Macquarie Infrastructure Group unit	1,632,500	4,187
QBE Insurance Group Ltd.	978,567	13,025
Seek Ltd.	2,000,000	4,247
Transurban Group unit	918,000	4,393
Westfield Group unit	676,200	8,398
TOTAL AUSTRALIA		169,261

Austria – 0.6%
Erste Bank der Oesterreichischen Sparkassen AG	208,400	10,842
OMV AG	259,000	13,971
TOTAL AUSTRIA		24,813

Belgium – 0.3%
InBev SA	305,000	12,193
Bermuda – 0.0%
Catlin Group Ltd.	224,221	1,923
Brazil – 0.6%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	222,300	11,535
Banco Itau Holding Financeira SA (PN)	382,170	9,116
Banco Nossa Caixa SA	103,000	1,706
TOTAL BRAZIL		22,357

Canada 0.5%
EnCana Corp.	410,000	18,747

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Cayman Islands – 0.2%
Foxconn International Holdings Ltd.	4,277,000	$4,579
Kingboard Chemical Holdings Ltd.	1,351,000	2,858
TOTAL CAYMAN ISLANDS		7,437

China – 0.4%
China Construction Bank Corp. (H Shares)	26,650,000	8,079
Li Ning Co. Ltd.	7,030,000	4,262
Xinao Gas Holdings Ltd.	5,392,000	4,104
TOTAL CHINA		16,445

Denmark – 0.9%
GN Store Nordic AS	1,347,000	16,227
Vestas Wind Systems AS (a)(d)	872,100	18,876
TOTAL DENMARK		35,103

Finland – 2.0%
Citycon Oyj	576,935	2,213
Fortum Oyj	538,600	9,536
Metso Corp.	400,500	10,418
Neste Oil Oyj	174,750	5,415
Nokia Corp. sponsored ADR	1,907,100	32,077
Nokian Tyres Ltd.	500,300	7,797
Sampo Oyj (A Shares)	695,900	10,678
TOTAL FINLAND		78,134

France – 7.5%
Alstom SA (a)	206,800	9,914
AXA SA	572,300	16,574
BNP Paribas SA	167,327	12,687
Eiffage SA	64,893	5,601
Financiere Marc de Lacharriere SA (Fimalac)	94,958	5,157
Groupe Danone	73,800	7,529
Lagardere S.C.A. (Reg.)	248,900	17,111
Louis Vuitton Moet Hennessy (LVMH)	102,800	8,324
Neopost SA	251,500	24,270
Nexity	305,200	13,936
Orpea (a)	249,764	13,473
Pernod Ricard SA	158,600	27,739
Sanofi-Aventis sponsored ADR	622,900	24,991
Suez SA (France)	559,900	15,169
Total SA Series B	261,544	65,920

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Vinci SA	84,500	$6,604
Vivendi Universal SA sponsored ADR	662,000	20,800
TOTAL FRANCE		295,799

Germany – 8.4%
Allianz AG (Reg.)	342,630	48,448
BASF AG	213,900	15,401
Bayer AG sponsored ADR	459,000	15,973
Bijou Brigitte Modische Accessoires AG	12,480	2,596
CeWe Color Holding AG	81,100	4,297
Continental AG	93,400	7,143
DaimlerChrysler AG (Reg.)	373,000	18,669
Deutsche Boerse AG	136,000	12,798
Deutsche Telekom AG sponsored ADR	1,110,800	19,661
Deutz AG (a)(d)	505,500	2,291
E.ON AG	405,800	36,778
ESCADA AG (a)	134,277	3,412
GFK AG	288,897	9,576
Hypo Real Estate Holding AG	347,168	16,788
IWKA AG	234,300	5,196
K&S AG	37,900	2,487
Linde AG	156,800	11,173
Merck KGaA	180,100	14,897
MPC Muenchmeyer Petersen Capital AG	50,500	3,572
MTU Aero Engines Holding AG	337,500	9,811
Muenchener Rueckversicherungs Gesellschaft AG (Reg.)	116,100	13,639
Pfleiderer AG (a)	441,780	8,050
RWE AG	255,519	16,320
SAP AG	108,600	18,653
Siemens AG sponsored ADR	74,400	5,537
SolarWorld AG	81,900	11,067
TOTAL GERMANY		334,233

Greece – 0.5%
EFG Eurobank Ergasias SA	311,750	9,380
Greek Organization of Football Prognostics SA	359,130	10,367
TOTAL GREECE		19,747

Hong Kong – 2.2%
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	4,754
CNOOC Ltd.	13,257,000	8,710
Esprit Holdings Ltd.	2,846,000	20,063

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Hong Kong – continued
Hutchison Whampoa Ltd.	2,234,000	$21,152
Li & Fung Ltd.	4,172,000	8,907
PYI Corp. Ltd.	26,305	5
Shun Tak Holdings Ltd.	2,424,000	1,751
Techtronic Industries Co. Ltd.	6,707,500	16,483
Wharf Holdings Ltd.	1,509,000	5,149
TOTAL HONG KONG		86,974

India – 1.4%
Cipla Ltd.	511,165	4,087
Crompton Greaves Ltd.	252,847	3,452
Infosys Technologies Ltd.	296,842	16,610
Pfizer Ltd.	218,539	3,755
State Bank of India	721,022	14,952
Suzlon Energy Ltd. (a)	714,804	11,333
TOTAL INDIA		54,189

Ireland – 1.2%
Allied Irish Banks PLC	776,300	16,326
C&C Group PLC	2,043,700	12,617
Independent News & Media PLC (Ireland)	3,153,642	8,544
Paddy Power PLC (Ireland)	623,197	10,534
TOTAL IRELAND		48,021

Israel – 0.7%
Bank Hapoalim BM (Reg.)	2,497,200	9,565
Bank Leumi le-Israel BM	1,776,100	5,796
Teva Pharmaceutical Industries Ltd. sponsored ADR	290,200	11,062
TOTAL ISRAEL		26,423

Italy 2.1%
Banche Popolari Unite S.c.a.r.l.	263,700	5,583
Cassa Di Risparmio Di Firenze	2,248,700	6,707
ENI Spa	288,800	7,725
ENI Spa sponsored ADR	149,700	20,022
Lottomatica Spa New	227,400	8,260
Mediobanca Spa	391,500	6,932
Pirelli & C. Real Estate Spa	122,800	6,720
Unicredito Italiano Spa	3,725,500	20,802
TOTAL ITALY		82,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
Japan 21.7%
Aeon Co. Ltd.	1,205,600	$25,058
Asics Corp.	327,000	2,821
Astellas Pharma, Inc.	353,700	12,712
Canon, Inc.	340,100	18,049
Credit Saison Co. Ltd.	593,600	26,989
Daihatsu Motor Co. Ltd.	782,000	7,463
Daikin Industries Ltd.	350,000	9,154
E*TRADE Securities Co. Ltd. (d)	3,361	17,668
FamilyMart Co. Ltd.	281,200	8,402
Fullcast Co. Ltd. (d)	1,334	3,443
Hokuto Corp. (d)	144,400	2,343
Honda Motor Co. Ltd.	200,100	11,130
Hoya Corp.	111,400	3,917
Hoya Corp. New	334,200	11,664
Ibiden Co. Ltd.	269,900	10,939
JAFCO Co. Ltd.	116,400	7,016
JGC Corp.	400,000	6,551
JSR Corp.	659,900	15,630
Kose Corp.	165,200	5,994
Koyo Seiko Co. Ltd.	659,000	10,604
Matsushita Electric Industrial Co. Ltd.	1,492,000	27,453
Mitsubishi UFJ Financial Group, Inc.	974	12,360
Mitsui & Co. Ltd.	2,006,000	24,721
Mitsui Fudosan Co. Ltd.	925,000	15,180
Mitsui Trust Holdings, Inc.	1,921,000	23,191
Mizuho Financial Group, Inc.	4,023	26,896
Nidec Corp.	37,100	2,182
Nidec Corp. New	37,100	2,182
Nikko Cordial Corp.	1,732,500	21,005
Nippon Electric Glass Co. Ltd.	923,000	17,705
Nippon Oil Corp.	1,544,000	13,144
Nippon Steel Corp.	1,972,000	7,053
Nishi-Nippon City Bank Ltd. (a)	1,065,000	6,216
Nishimatsuya Chain Co. Ltd.	70,900	2,702
Nitto Denko Corp.	330,300	20,052
Nomura Holdings, Inc.	557,600	8,637
Okumura Holdings, Inc.	1,568,000	9,845
OMC Card, Inc.	738,000	12,418
ORIX Corp.	140,900	26,442
Saint Marc Co. Ltd.	83,900	4,251
Sega Sammy Holdings, Inc.	359,800	12,962
Sega Sammy Holdings, Inc. New	359,800	13,056

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Seiyu Ltd. (a)(d)	2,865,000	$5,880
Seven & I Holdings Co. Ltd. (a)	576,900	18,985
SFCG Co. Ltd.	6,990	1,688
SHIMIZU Corp.	2,038,000	13,819
Sompo Japan Insurance, Inc	1,506,000	22,693
Sugi Pharmacy Co. Ltd.	171,900	6,669
Sumitomo Electric Industries Ltd.	1,487,000	19,600
Sumitomo Forestry Co. Ltd.	448,000	4,155
Sumitomo Mitsui Financial Group, Inc.	3,629	33,628
Sumitomo Rubber Industries Ltd.	677,000	8,337
Sumitomo Titanium Corp. (d)	36,000	4,178
Sumitomo Titanium Corp. New	36,000	4,053
T&D Holdings, Inc.	311,000	19,634
Takeda Pharamaceutical Co. Ltd.	196,000	10,795
The Daimaru, Inc.	316,000	3,864
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,629
THK Co. Ltd.	387,900	8,768
TIS, Inc.	92,600	2,189
Toho Titanium Co. Ltd.	112,000	7,517
Tokuyama Corp.	1,846,000	18,385
Tokyo Electron Ltd.	195,600	9,842
Tokyo Star Bank Ltd. (a)	296	1,041
Tokyo Tomin Bank Ltd.	284,400	10,468
Toyo Ink Manufacturing Co. Ltd.	829,000	3,568
Toyota Motor Corp.	1,213,800	56,326
UCS Co. Ltd.	1,000	38
Urban Corp. (d)	237,200	14,749
USS Co. Ltd.	82,540	5,690
Valor Co. Ltd.	24,000	727
Yahoo! Japan Corp	3,840	4,090
Yahoo! Japan Corp. New	3,840	4,157
Yamada Denki Co. Ltd.	70,200	6,183
TOTAL JAPAN		861,545

Korea (South) 1.6%
Hyundai Department Store Co. Ltd.	65,420	4,343
Hyundai Mobis	69,770	5,547
LG Household & Health Care Ltd.	177,780	9,706
NHN Corp. (a)	57,857	9,615
Samsung Electronics Co. Ltd.	18,972	10,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Korea (South) – continued
Shinhan Financial Group Co. Ltd.	588,780	$19,626
Shinsegae Co. Ltd.	15,900	5,696
TOTAL KOREA (SOUTH)		64,564

Luxembourg 0.6%
SES Global unit	1,048,962	16,410
Stolt-Nielsen SA Class B sponsored ADR	195,300	7,005
TOTAL LUXEMBOURG		23,415

Mexico – 0.1%
Urbi, Desarrollos Urbanos, SA de CV (a)	604,900	3,870
Netherlands – 3.0%
ASML Holding NV (NY Shares) (a)	928,800	15,771
Axalto Holding NV (a)	180,900	4,925
EADS NV (d)	369,500	12,801
ING Groep NV (Certificaten Van Aandelen)	588,444	16,982
Koninklijke Numico NV (a)	229,000	9,273
Koninklijke Wessanen NV	571,800	8,397
Randstad Holdings NV	198,700	7,608
Tele Atlas NV (a)	132,400	3,682
Unilever NV (NY Shares)	405,900	28,539
VNU NV	388,575	12,358
TOTAL NETHERLANDS		120,336

Norway 1.5%
DnB NOR ASA	1,648,600	16,851
Schibsted ASA (B Shares)	321,200	9,257
TANDBERG ASA (d)	585,300	5,758
TANDBERG Television ASA (a)	833,500	10,377
Telenor ASA	1,501,000	14,650
Yara International ASA	291,600	4,807
TOTAL NORWAY		61,700

Poland – 0.2%
TVN SA	487,049	8,309
Portugal 0.2%
Media Capital SGPS SA (a)	1,046,093	8,402
Russia – 0.2%
Mobile TeleSystems OJSC sponsored ADR	146,700	5,426
Novatek JSC GDR (a)(e)	66,900	1,504
TOTAL RUSSIA		6,930

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 0.5%
Ascendas Real Estate Investment Trust (A REIT)	4,630,000	$5,494
HTL International Holdings Ltd.	5,750,000	4,277
Keppel Corp. Ltd.	1,166,000	7,985
STATS ChipPAC Ltd. (a)	4,624,000	2,539
TOTAL SINGAPORE		20,295

South Africa 1.1%
FirstRand Ltd.	3,829,000	9,010
JD Group Ltd.	832,000	8,897
MTN Group Ltd.	1,019,800	7,599
Nedbank Group Ltd	404,000	5,148
Standard Bank Group Ltd.	522,700	5,391
Steinhoff International Holdings Ltd.	3,205,100	8,388
TOTAL SOUTH AFRICA		44,433

Spain – 2.5%
Altadis SA (Spain)	595,900	25,287
Antena 3 Television SA	554,756	10,787
Banco Bilbao Vizcaya Argentaria SA	904,800	15,952
Banco Santander Central Hispano SA	1,324,300	16,805
Gestevision Telecinco SA	76,300	1,693
Telefonica SA sponsored ADR	610,279	29,263
TOTAL SPAIN		99,787

Sweden – 1.4%
Eniro AB (d)	1,035,700	11,318
Gambro AB (A Shares)	549,550	7,765
Hennes & Mauritz AB (H&M) (B Shares)	456,450	14,820
Modern Times Group AB (MTG) (B Shares) (a)	160,900	6,154
Skandia Foersaekrings AB	836,080	4,169
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	366,300	12,018
TOTAL SWEDEN		56,244

Switzerland – 8.8%
ABB Ltd. sponsored ADR (a)	2,803,300	21,838
Actelion Ltd. (Reg.) (a)	61,976	6,971
Compagnie Financiere Richemont unit	499,334	18,999
Credit Suisse Group (Reg.)	511,224	22,652
Logitech International SA (Reg.) (a)	246,526	9,342
Nestle SA (Reg.)	165,409	49,270
Nobel Biocare Holding AG (Switzerland)	72,217	16,652
Novartis AG (Reg.)	1,339,631	72,099

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Switzerland – continued
Pargesa Holding SA	116,000	$8,953
Phonak Holding AG	213,528	8,903
Roche Holding AG (participation certificate)	465,762	69,585
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	10,415	7,675
Syngenta AG (Switzerland)	77,508	8,309
The Swatch Group AG (Reg.)	311,573	8,858
UBS AG (NY Shares)	243,750	20,882
TOTAL SWITZERLAND		350,988

Taiwan 0.6%
Acer, Inc.	3,086,440	6,246
Advanced Semiconductor Engineering, Inc.	12,166,455	7,416
Holtek Semiconductor, Inc.	2,780,371	3,282
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,259,742	5,444
TOTAL TAIWAN		22,388

Turkey 0.3%
Tupras Turkiye Petrol Rafinerileri AS	815,000	13,930
United Arab Emirates – 0.4%
Investcom LLC GDR	1,153,900	15,589
United Kingdom – 17.8%
Anglo American PLC (United Kingdom)	627,100	18,541
AstraZeneca PLC sponsored ADR	266,300	11,957
BAE Systems PLC	4,750,009	27,794
Benfield Group PLC	723,300	4,098
BG Group PLC	1,368,000	12,013
BG Group PLC sponsored ADR	200,000	8,904
Big Yellow Group PLC	1,078,700	4,583
Body Shop International PLC	694,700	2,583
BP PLC sponsored ADR	1,241,500	82,433
British American Tobacco PLC sponsored ADR	375,000	16,526
British Land Co. PLC	627,900	9,894
Cadbury Schweppes PLC sponsored ADR	183,000	7,263
Capita Group PLC	1,106,900	7,643
Carnival PLC	212,200	10,780
CLS Holdings PLC (a)	623,893	5,056
Diageo PLC sponsored ADR (d)	319,100	18,964
Enterprise Inns PLC	505,225	6,972
GlaxoSmithKline PLC sponsored ADR	1,177,000	61,192
Hilton Group PLC	1,670,000	10,030

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
HSBC Holdings PLC:
(Hong Kong) (Reg.)	2,859,677	$45,046
(United Kingdom) (Reg.)	700,000	11,026
Imperial Tobacco Group PLC sponsored ADR	175,100	10,107
Inchcape PLC	274,800	10,022
Informa PLC	1,379,400	9,140
Kazakhmys PLC	392,800	3,755
Man Group PLC	228,400	6,227
NDS Group PLC sponsored ADR (a)	83,800	3,067
Prudential PLC	1,400,482	11,753
Reckitt Benckiser PLC	221,900	6,706
Reuters Group PLC sponsored ADR	315,700	12,003
RHM PLC	545,700	2,502
Rio Tinto PLC sponsored ADR	119,100	18,177
Rolls Royce Group PLC	1,870,810	12,089
Royal Bank of Scotland Group PLC	707,171	19,581
Royal Dutch Shell PLC Class B	1,861,659	60,886
SIG PLC	536,100	6,454
Smiths Group PLC	881,900	14,247
Standard Chartered PLC (United Kingdom)	5,218	110
Tesco PLC	2,887,000	15,372
Virgin Mobile Holdings (UK) PLC	2,275,000	12,083
Vodafone Group PLC	24,328,312	63,886
Whatman PLC	735,900	3,648
William Hill PLC	1,104,700	10,454
Yell Group PLC	1,122,600	8,795
TOTAL UNITED KINGDOM		704,362

United States of America – 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,930
Synthes, Inc.	96,588	10,227
TOTAL UNITED STATES OF AMERICA		14,157

TOTAL COMMON STOCKS
(Cost $3,254,009)		3,835,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Nonconvertible Preferred Stocks 1.4%
	Shares	Value (Note 1)
		(000s)

Germany – 0.7%
Fresenius AG	91,800	$12,897
Porsche AG (non-vtg.)	20,595	14,850
TOTAL GERMANY		27,747

Italy 0.7%
Banca Intesa Spa (Risp)	4,403,802	19,073
Telecom Italia Spa (Risp)	2,851,985	6,896
TOTAL ITALY		25,969

United Kingdom – 0.0%
Rolls Royce Group PLC Series B	62,485,054	112
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $43,252)		53,828

Government Obligations 0.1%
	Principal
	Amount (000s)

United States of America – 0.1%
U.S. Treasury Bills, yield at date of purchase 3.4% to
3.7% 11/10/05 to 1/12/06 (f)
(Cost $3,537)	$3,550	3,537

Money Market Funds 3.8%
	Shares
Fidelity Cash Central Fund, 3.92% (b)	87,790,364	87,790
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	61,922,662	61,923
TOTAL MONEY MARKET FUNDS
(Cost $149,713)		149,713

TOTAL INVESTMENT PORTFOLIO 102.0%
(Cost $3,450,511)		4,042,872

NET OTHER ASSETS – (2.0)%		(78,121)
NET ASSETS 100%		$3,964,751

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
(000s)
Purchased
Equity Index Contracts
734 Nikkei 225 Index Contracts (Japan)	Dec. 2005	$ 50,224	$3,471

The face value of futures purchased as a percentage of net assets – 1.3%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security exempt from registration under
Rule 144A of the Securities Act of 1933
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers
At the period end, the value of these
securities amounted to $1,504,000 or
0.0% of net assets.

(f) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $3,537,000.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $59,194) (cost $3,450,511) See
accompanying schedule		$4,042,872
Foreign currency held at value (cost $5,466)		5,473
Receivable for investments sold		63,155
Receivable for fund shares sold		11,994
Dividends receivable		4,355
Interest receivable		303
Receivable for daily variation on futures contracts		918
Other affiliated receivables		1
Other receivables		396
Total assets		4,129,467

Liabilities
Payable for investments purchased	$96,287
Payable for fund shares redeemed	2,333
Accrued management fee	2,590
Distribution fees payable	3
Other affiliated payables	875
Other payables and accrued expenses	705
Collateral on securities loaned, at value	61,923
Total liabilities		164,716

Net Assets		$3,964,751
Net Assets consist of:
Paid in capital		$3,137,488
Undistributed net investment income		40,185
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		191,747
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		595,331
Net Assets		$3,964,751

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,864 ÷ 60.98 shares)	$30.57
Maximum offering price per share (100/94.25 of
$30.57)	$32.44
Class T:
Net Asset Value and redemption price per share
($1,859 ÷ 60.961 shares)	$30.49
Maximum offering price per share (100/96.50 of
$30.49)	$31.60
Class B:
Net Asset Value and offering price per share
($750 ÷ 24.7 shares)A	$30.36
Class C:
Net Asset Value and offering price per share
($1,926 ÷ 63.34 shares)A	$30.41
International Discovery Fund:
Net Asset Value and offering price per share
($3,948,625 ÷ 128,826 shares)A	$30.65
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($9,727 ÷ 317 shares)	$30.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$75,520
Interest		2,236
Security lending		3,003
		80,759
Less foreign taxes withheld		(7,662)
Total income		73,097

Expenses
Management fee
Basic fee	$22,337
Performance adjustment	497
Transfer agent fees	7,458
Distribution fees	18
Accounting and security lending fees	1,279
Independent trustees’ compensation	14
Custodian fees and expenses	1,218
Registration fees	376
Audit	106
Legal	15
Interest	1
Miscellaneous	30
Total expenses before reductions	33,349
Expense reductions	(2,029)	31,320

Net investment income (loss)		41,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,279) .	191,163
Foreign currency transactions	(720)
Futures contracts	3,731
Total net realized gain (loss)		194,174
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $374)	320,747
Assets and liabilities in foreign currencies	(602)
Futures contracts	4,699
Total change in net unrealized appreciation
(depreciation)		324,844
Net gain (loss)		519,018
Net increase (decrease) in net assets resulting from
operations		$560,795

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,777	$16,421
Net realized gain (loss)	194,174	91,216
Change in net unrealized appreciation (depreciation) .	324,844	127,395
Net increase (decrease) in net assets resulting
from operations	560,795	235,032
Distributions to shareholders from net investment income .	(12,813)	(10,818)
Distributions to shareholders from net realized gain	(10,250)	—
Total distributions	(23,063)	(10,818)
Share transactions - net increase (decrease)	1,234,164	725,354
Redemption fees	193	227
Total increase (decrease) in net assets	1,772,089	949,795

Net Assets
Beginning of period	2,192,662	1,242,867
End of period (including undistributed net investment
income of $40,185 and undistributed net investment
income of $15,147, respectively)	$3,964,751	$2,192,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	28
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.16
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.57
Total ReturnB,C,D	11.53%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.42%A
Expenses net of voluntary waivers, if any	1.42%A
Expenses net of all reductions	1.36%A
Net investment income (loss)	1.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,864
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	20
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.08
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.49
Total ReturnB,C,D	11.24%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%A
Expenses net of voluntary waivers, if any	1.75%A
Expenses net of all reductions	1.69%A
Net investment income (loss)	83%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,859
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	08
Net realized and unrealized gain (loss)	2.87
Total from investment operations	2.95
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.36
Total ReturnB,C,D	10.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.24%A
Expenses net of voluntary waivers, if any	2.24%A
Expenses net of all reductions	2.18%A
Net investment income (loss)	33%A
Supplemental Data
Net assets, end of period (000 omitted)	$750
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	13
Net realized and unrealized gain (loss)	2.87
Total from investment operations	3.00
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.41
Total ReturnB,C,D	10.94%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.04%A
Expenses net of voluntary waivers, if any	2.04%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	53%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,926
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights International Discovery Fund
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 25.31	$ 21.87	$ 16.66	$17.61	$26.70
Income from Investment
Operations
Net investment income (loss)C	37.22		.19	.11	.19D
Net realized and unrealized
gain (loss)	5.24	3.40	5.11	(1.06)	(6.11)
Total from investment operations .	5.61	3.62	5.30	(.95)	(5.92)
Distributions from net investment
income	(.15)	(.18)	(.09)	—	(.51)
Distributions from net realized
gain	(.12)	—	—		(2.66)
Total distributions	(.27)	(.18)	(.09)		(3.17)
Redemption fees added to paid in
capitalC,F	—	—	—	—	—
Net asset value, end of period	$ 30.65	$ 25.31	$ 21.87	$16.66	$17.61
Total ReturnA,B	22.29%	16.65%	31.97%	(5.39)%	(24.91)%
Ratios to Average Net AssetsE
Expenses before expense re-
ductions	1.08%	1.10%	1.14%	1.14%	1.14%
Expenses net of voluntary
waivers, if any	1.07%	1.10%	1.14%	1.14%	1.14%
Expenses net of all reductions .	1.01%	1.06%	1.11%	1.12%	1.09%
Net investment income (loss)	1.35%	.92%	1.08%	.59%	.91%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,949	$ 2,193	$ 1,243	$890	$882
Portfolio turnover rate	75%	87%	81%	63%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Institutional Class
Year ended October 31,	2005E
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)D	38
Net realized and unrealized gain (loss)	2.89
Total from investment operations	3.27
Redemption fees added to paid in capitalD	—G
Net asset value, end of period	$30.68
Total ReturnB,C	11.93%
Ratios to Average Net AssetsF
Expenses before expense reductions	97%A
Expenses net of voluntary waivers, if any	97%A
Expenses net of all reductions	90%A
Net investment income (loss)	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,727
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor International Discovery Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Discovery Fund and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on January 6, 2005. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regula tory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately. Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

34

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$630,155,482
Unrealized depreciation	(52,455,112)
Net unrealized appreciation (depreciation)	577,700,370
Undistributed ordinary income	100,259,702
Undistributed long term capital gain	124,878,582

Cost for federal income tax purposes	$3,465,171,161

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$12,812,810	$10,817,689
Long term Capital Gains	10,250,246	—

Total	$23,063,056	$10,817,689

35 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

36

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,540,147,268 and $2,247,496,092, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. The fund’s perfor mance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,809	$198
Class T	25%	.25%	3,154	386
Class B	75%	.25%	3,610	2,916
Class C	75%	.25%	9,858	8,621

			$18,431	$12,121

37 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$8,161
Class T	1,288
Class B*	74
Class C*	—
$9,523

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Discovery Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respec tive classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,481	.34*
Class T	2,696	.42*
Class B	1,516	.42*
Class C	2,159	.22*
International Discovery Fund	7,441,106.24
Institutional Class	8,521	.14*
	$7,458,479
* Annualized

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

38

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,677,957, for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

39 Annual Report

Notes to Financial Statements continued
7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,090,000. The weighted average interest rate was 3.13% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery Fund’s operating expenses. During this period, this reimbursement reduced the class expenses by $69,175.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class T	1.75%	$35

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,888,955 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4,216. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Discovery Fund	$66,176
Institutional Class	303

$66,479

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

40

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,			2005	2004
From net investment income
International Discovery Fund			$12,812,810	$10,817,689
From net realized gain
International Discovery Fund			$10,250,246	$—

11. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended October 31,	2005A	2004	2005A	2004
Class A
Shares sold	62,020	—	$1,786,147	$—
Shares redeemed	(1,044)	—	(30,450)	—
Net increase (decrease)	60,976	—	$1,755,697	$—
Class T
Shares sold	62,995	—	$1,829,664	$—
Shares redeemed	(2,034)	—	(58,410)	—
Net increase (decrease)	60,961	—	$1,771,254	$—
Class B
Shares sold	26,549	—	$759,109	$—
Shares redeemed	(1,863)	—	(53,496)	—
Net increase (decrease)	24,686	—	$705,613	$—
Class C
Shares sold	63,361	—	$1,804,133	$—
Shares redeemed	(17)	—	(530)	—
Net increase (decrease)	63,344	—	$1,803,603	$—

International Discovery Fund

Shares sold	73,475,478	46,698,105	$ 2,106,762,661	$1,135,826,685
Reinvestment of
distributions	780,847	435,617	21,434,265	9,888,485
Shares redeemed	(32,072,087)	(17,322,166)	(909,132,021)	(420,361,799)
Net increase (decrease)	42,184,238	29,811,556	$ 1,219,064,905	$725,353,371

Institutional Class
Shares sold	364,765	—	$10,479,191	$—
Shares redeemed	(47,766)		(1,415,764)	—
Net increase (decrease)	316,999	—	$9,063,427	$—

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity In ternational Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Discovery

(2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR

(2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment:2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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46

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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48

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of International Discovery. Mr. Churchill also serves as Vice President of certain Equity funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William Kennedy (37)

Year of Election or Appointment: (2005)

Vice President of Fidelity International Discovery Fund. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of International Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Manage ment & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of International Discovery. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Inter national Discovery. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of International Discovery. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

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50

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of International Discovery. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of International Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of International Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment:2005

Deputy Treasurer of International Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).
John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of International Discovery. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of International Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of International Discovery. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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Distributions

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Dis-
covery Fund	12/05/05	12/02/05	$.31	$1.40

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $125,101,084, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended October 31, 2004, $10,027,744, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/06/04	$.181	$.031

The fund designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2004.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that, beginning September 1, 2005, the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative

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Board Approval of Investment Advisory Contracts and Management Fees continued

performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also consid ered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

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Board Approval of Investment Advisory Contracts and Management Fees continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

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60

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 62

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

63 Annual Report

Investment Adviser
Fidelity Management & Research
Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment
Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-8888
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

IGI-UANN-1205 1.807257.101

Fidelity Advisor International Discovery Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	7	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	8	An example of shareholder expenses.
Example
Investment Changes	10	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	12	A complete list of the fund’s investments
		with their market values.
Financial Statements	24	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	43
Registered Public
Accounting Firm
Trustees and Officers	44
Distributions	54
Board Approval of	55
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Fidelity Advisor International Discovery Fund Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Past 10
	year	years	years
Class A (incl. 5.75% sales charge)A	14.96%	4.68%	9.00%
Class T (incl. 3.50% sales charge)B	17.39%	5.12%	9.23%
Class B (incl. contingent deferred sales charge)C	16.13%	5.46%	9.57%
Class C (incl. contingent deferred sales charge)D	20.33%	5.82%	9.59%

A Class A shares bear a 0.25% 12b 1 fee. The initial offering of Class A shares took place on Janu ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b 1 fee. Had Class A shares’ 12b 1 fee been reflected, returns prior to January 6, 2005 would have been lower.
B Class T shares bear a 0.50% 12b 1 fee. The initial offering of Class T shares took place on Janu ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b 1 fee. Had Class T shares’ 12b 1 fee been reflected, returns prior to January 6, 2005 would have been lower.
C Class B shares bear a 1.00% 12b 1 fee. The initial offering of Class B shares took place on Janu ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b 1 fee. Had Class B shares’ 12b 1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares’ contingent deferred sales charges in cluded in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0%
respectively.
D Class C shares bear a 1.00% 12b 1 fee. The initial offering of Class C shares took place on Janu ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b 1 fee. Had Class C shares’ 12b 1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares’ contingent deferred sales charges in cluded in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%
respectively.

5 Annual Report

Fidelity Advisor International Discovery Fund Class A, T, B, and C Performance continued

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund Class T on October 31, 1995 and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM EAFE Index performed over the same period. The initial offering of Class T took place on January 6, 2005. See the previous page for additional information regarding the performance of Class T.

Annual Report 6

Management’s Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund (excluding sales charges) beat the MSCI EAFE index and the 17.75% return for the LipperSM International Funds Average. (For specific performance information on the fund’s Class A, Class T, Class B and Class C shares after sales charges, please see performance section of this report.) The fund would have done even better on an absolute basis were it not for currency movements in Europe and Japan that adversely affected U.S. investors. Relative to the index, performance benefited from strong stock picking, especially in financials and telecommunication services, as well as favorable country selection. Weak returns from semiconductor stocks and underweightings in certain index components hurt relative returns. Small and mid cap stocks that were not in the index were among the top relative performers. They included Orascom Telecom, an Egyptian wireless company that benefited from its growth in emerging markets, and Telewest Global, a cable company operating in England that was bought out at a nice premium. I sold both stocks during the period. Banco Bradesco and Banco Itau, Brazilian banks, also rallied nicely, fueled by strong demand for commercial and consumer loans. Underweightings in Mitsubishi UFJ Financial, a Japanese bank, and GlaxoSmithKline, a U.K. based pharmaceutical company, detracted from relative perfor mance as both stocks began to rally. An overweighting in Tokyo Electron, a semiconductor equipment stock that declined, further hampered relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

7 Annual Report 7

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,105.20	$7.64
HypotheticalA	$1,000.00	$1,017.95	$7.32
Class T
Actual	$1,000.00	$1,103.10	$9.28
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,100.40	$11.91
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,101.80	$10.91
HypotheticalA	$1,000.00	$1,014.82	$10.46
International Discovery Fund
Actual	$1,000.00	$1,106.90	$5.68
HypotheticalA	$1,000.00	$1,019.81	$5.45
Institutional Class
Actual	$1,000.00	$1,107.60	$5.21
HypotheticalA	$1,000.00	$1,020.27	$4.99

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.44%
Class T	1.75%
Class B	2.25%
Class C	2.06%
International Discovery Fund	1.07%
Institutional Class	98%

9 Annual Report

Investment Changes

Annual Report 10

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	99.4	98.5
Short Term Investments and Net Other Assets	0.6	1.5
Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
BP PLC sponsored ADR (United Kingdom, Oil,
Gas & Consumable Fuels)	2.1	1.8
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	1.8	1.7
Roche Holding AG (participation certificate)
(Switzerland, Pharmaceuticals)	1.8	1.7
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.7	1.6
Vodafone Group PLC (United Kingdom, Wireless
Telecommunication Services)	1.6	1.5
GlaxoSmithKline PLC sponsored ADR (United
Kingdom, Pharmaceuticals)	1.5	0.6
Royal Dutch Shell PLC Class B (United Kingdom,
Oil, Gas & Consumable Fuels)	1.5	0.0
Toyota Motor Corp. (Japan, Automobiles)	1.4	0.6
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.0
Allianz AG (Reg.) (Germany, Insurance)	1.2	1.0
	15.8
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.5	24.8
Consumer Discretionary	15.6	20.1
Industrials	11.0	10.3
Health Care	10.0	10.6
Consumer Staples	8.9	5.2
Energy	8.4	7.7
Information Technology	7.6	7.1
Materials	5.7	4.2
Telecommunication Services	4.4	5.6
Utilities	2.0	2.1

11		Annual Report

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.7%
	Shares	Value (Note 1)
		(000s)

Australia – 4.3%
ABC Learning Centres Ltd.	1,730,169	$8,409
AMP Ltd.	699,000	3,810
Babcock & Brown Japan Property Trust	6,743,900	7,867
BHP Billiton Ltd.	2,473,100	38,395
Billabong International Ltd.	925,928	8,959
Caltex Australia Ltd.	272,100	4,134
Commonwealth Bank of Australia	241,000	7,006
Computershare Ltd.	1,432,900	7,018
CSL Ltd.	269,050	7,544
Downer EDI Ltd.	2,523,506	11,473
Macquarie Airports unit	1,991,381	4,467
Macquarie Bank Ltd.	391,000	18,908
Macquarie Communications Infrastructure Group unit	1,632,940	7,021
Macquarie Infrastructure Group unit	1,632,500	4,187
QBE Insurance Group Ltd.	978,567	13,025
Seek Ltd.	2,000,000	4,247
Transurban Group unit	918,000	4,393
Westfield Group unit	676,200	8,398
TOTAL AUSTRALIA		169,261

Austria – 0.6%
Erste Bank der Oesterreichischen Sparkassen AG	208,400	10,842
OMV AG	259,000	13,971
TOTAL AUSTRIA		24,813

Belgium – 0.3%
InBev SA	305,000	12,193
Bermuda – 0.0%
Catlin Group Ltd.	224,221	1,923
Brazil – 0.6%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	222,300	11,535
Banco Itau Holding Financeira SA (PN)	382,170	9,116
Banco Nossa Caixa SA	103,000	1,706
TOTAL BRAZIL		22,357

Canada 0.5%
EnCana Corp.	410,000	18,747

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Cayman Islands – 0.2%
Foxconn International Holdings Ltd.	4,277,000	$4,579
Kingboard Chemical Holdings Ltd.	1,351,000	2,858
TOTAL CAYMAN ISLANDS		7,437

China – 0.4%
China Construction Bank Corp. (H Shares)	26,650,000	8,079
Li Ning Co. Ltd.	7,030,000	4,262
Xinao Gas Holdings Ltd.	5,392,000	4,104
TOTAL CHINA		16,445

Denmark – 0.9%
GN Store Nordic AS	1,347,000	16,227
Vestas Wind Systems AS (a)(d)	872,100	18,876
TOTAL DENMARK		35,103

Finland – 2.0%
Citycon Oyj	576,935	2,213
Fortum Oyj	538,600	9,536
Metso Corp.	400,500	10,418
Neste Oil Oyj	174,750	5,415
Nokia Corp. sponsored ADR	1,907,100	32,077
Nokian Tyres Ltd.	500,300	7,797
Sampo Oyj (A Shares)	695,900	10,678
TOTAL FINLAND		78,134

France – 7.5%
Alstom SA (a)	206,800	9,914
AXA SA	572,300	16,574
BNP Paribas SA	167,327	12,687
Eiffage SA	64,893	5,601
Financiere Marc de Lacharriere SA (Fimalac)	94,958	5,157
Groupe Danone	73,800	7,529
Lagardere S.C.A. (Reg.)	248,900	17,111
Louis Vuitton Moet Hennessy (LVMH)	102,800	8,324
Neopost SA	251,500	24,270
Nexity	305,200	13,936
Orpea (a)	249,764	13,473
Pernod Ricard SA	158,600	27,739
Sanofi-Aventis sponsored ADR	622,900	24,991
Suez SA (France)	559,900	15,169
Total SA Series B	261,544	65,920

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Vinci SA	84,500	$6,604
Vivendi Universal SA sponsored ADR	662,000	20,800
TOTAL FRANCE		295,799

Germany – 8.4%
Allianz AG (Reg.)	342,630	48,448
BASF AG	213,900	15,401
Bayer AG sponsored ADR	459,000	15,973
Bijou Brigitte Modische Accessoires AG	12,480	2,596
CeWe Color Holding AG	81,100	4,297
Continental AG	93,400	7,143
DaimlerChrysler AG (Reg.)	373,000	18,669
Deutsche Boerse AG	136,000	12,798
Deutsche Telekom AG sponsored ADR	1,110,800	19,661
Deutz AG (a)(d)	505,500	2,291
E.ON AG	405,800	36,778
ESCADA AG (a)	134,277	3,412
GFK AG	288,897	9,576
Hypo Real Estate Holding AG	347,168	16,788
IWKA AG	234,300	5,196
K&S AG	37,900	2,487
Linde AG	156,800	11,173
Merck KGaA	180,100	14,897
MPC Muenchmeyer Petersen Capital AG	50,500	3,572
MTU Aero Engines Holding AG	337,500	9,811
Muenchener Rueckversicherungs Gesellschaft AG (Reg.)	116,100	13,639
Pfleiderer AG (a)	441,780	8,050
RWE AG	255,519	16,320
SAP AG	108,600	18,653
Siemens AG sponsored ADR	74,400	5,537
SolarWorld AG	81,900	11,067
TOTAL GERMANY		334,233

Greece – 0.5%
EFG Eurobank Ergasias SA	311,750	9,380
Greek Organization of Football Prognostics SA	359,130	10,367
TOTAL GREECE		19,747

Hong Kong – 2.2%
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	4,754
CNOOC Ltd.	13,257,000	8,710
Esprit Holdings Ltd.	2,846,000	20,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Hong Kong – continued
Hutchison Whampoa Ltd.	2,234,000	$21,152
Li & Fung Ltd.	4,172,000	8,907
PYI Corp. Ltd.	26,305	5
Shun Tak Holdings Ltd.	2,424,000	1,751
Techtronic Industries Co. Ltd.	6,707,500	16,483
Wharf Holdings Ltd.	1,509,000	5,149
TOTAL HONG KONG		86,974

India – 1.4%
Cipla Ltd.	511,165	4,087
Crompton Greaves Ltd.	252,847	3,452
Infosys Technologies Ltd.	296,842	16,610
Pfizer Ltd.	218,539	3,755
State Bank of India	721,022	14,952
Suzlon Energy Ltd. (a)	714,804	11,333
TOTAL INDIA		54,189

Ireland – 1.2%
Allied Irish Banks PLC	776,300	16,326
C&C Group PLC	2,043,700	12,617
Independent News & Media PLC (Ireland)	3,153,642	8,544
Paddy Power PLC (Ireland)	623,197	10,534
TOTAL IRELAND		48,021

Israel – 0.7%
Bank Hapoalim BM (Reg.)	2,497,200	9,565
Bank Leumi le-Israel BM	1,776,100	5,796
Teva Pharmaceutical Industries Ltd. sponsored ADR	290,200	11,062
TOTAL ISRAEL		26,423

Italy 2.1%
Banche Popolari Unite S.c.a.r.l.	263,700	5,583
Cassa Di Risparmio Di Firenze	2,248,700	6,707
ENI Spa	288,800	7,725
ENI Spa sponsored ADR	149,700	20,022
Lottomatica Spa New	227,400	8,260
Mediobanca Spa	391,500	6,932
Pirelli & C. Real Estate Spa	122,800	6,720
Unicredito Italiano Spa	3,725,500	20,802
TOTAL ITALY		82,751

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
Japan 21.7%
Aeon Co. Ltd.	1,205,600	$25,058
Asics Corp.	327,000	2,821
Astellas Pharma, Inc.	353,700	12,712
Canon, Inc.	340,100	18,049
Credit Saison Co. Ltd.	593,600	26,989
Daihatsu Motor Co. Ltd.	782,000	7,463
Daikin Industries Ltd.	350,000	9,154
E*TRADE Securities Co. Ltd. (d)	3,361	17,668
FamilyMart Co. Ltd.	281,200	8,402
Fullcast Co. Ltd. (d)	1,334	3,443
Hokuto Corp. (d)	144,400	2,343
Honda Motor Co. Ltd.	200,100	11,130
Hoya Corp.	111,400	3,917
Hoya Corp. New	334,200	11,664
Ibiden Co. Ltd.	269,900	10,939
JAFCO Co. Ltd.	116,400	7,016
JGC Corp.	400,000	6,551
JSR Corp.	659,900	15,630
Kose Corp.	165,200	5,994
Koyo Seiko Co. Ltd.	659,000	10,604
Matsushita Electric Industrial Co. Ltd.	1,492,000	27,453
Mitsubishi UFJ Financial Group, Inc.	974	12,360
Mitsui & Co. Ltd.	2,006,000	24,721
Mitsui Fudosan Co. Ltd.	925,000	15,180
Mitsui Trust Holdings, Inc.	1,921,000	23,191
Mizuho Financial Group, Inc.	4,023	26,896
Nidec Corp.	37,100	2,182
Nidec Corp. New	37,100	2,182
Nikko Cordial Corp.	1,732,500	21,005
Nippon Electric Glass Co. Ltd.	923,000	17,705
Nippon Oil Corp.	1,544,000	13,144
Nippon Steel Corp.	1,972,000	7,053
Nishi-Nippon City Bank Ltd. (a)	1,065,000	6,216
Nishimatsuya Chain Co. Ltd.	70,900	2,702
Nitto Denko Corp.	330,300	20,052
Nomura Holdings, Inc.	557,600	8,637
Okumura Holdings, Inc.	1,568,000	9,845
OMC Card, Inc.	738,000	12,418
ORIX Corp.	140,900	26,442
Saint Marc Co. Ltd.	83,900	4,251
Sega Sammy Holdings, Inc.	359,800	12,962
Sega Sammy Holdings, Inc. New	359,800	13,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Seiyu Ltd. (a)(d)	2,865,000	$5,880
Seven & I Holdings Co. Ltd. (a)	576,900	18,985
SFCG Co. Ltd.	6,990	1,688
SHIMIZU Corp.	2,038,000	13,819
Sompo Japan Insurance, Inc	1,506,000	22,693
Sugi Pharmacy Co. Ltd.	171,900	6,669
Sumitomo Electric Industries Ltd.	1,487,000	19,600
Sumitomo Forestry Co. Ltd.	448,000	4,155
Sumitomo Mitsui Financial Group, Inc.	3,629	33,628
Sumitomo Rubber Industries Ltd.	677,000	8,337
Sumitomo Titanium Corp. (d)	36,000	4,178
Sumitomo Titanium Corp. New	36,000	4,053
T&D Holdings, Inc.	311,000	19,634
Takeda Pharamaceutical Co. Ltd.	196,000	10,795
The Daimaru, Inc.	316,000	3,864
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,629
THK Co. Ltd.	387,900	8,768
TIS, Inc.	92,600	2,189
Toho Titanium Co. Ltd.	112,000	7,517
Tokuyama Corp.	1,846,000	18,385
Tokyo Electron Ltd.	195,600	9,842
Tokyo Star Bank Ltd. (a)	296	1,041
Tokyo Tomin Bank Ltd.	284,400	10,468
Toyo Ink Manufacturing Co. Ltd.	829,000	3,568
Toyota Motor Corp.	1,213,800	56,326
UCS Co. Ltd.	1,000	38
Urban Corp. (d)	237,200	14,749
USS Co. Ltd.	82,540	5,690
Valor Co. Ltd.	24,000	727
Yahoo! Japan Corp	3,840	4,090
Yahoo! Japan Corp. New	3,840	4,157
Yamada Denki Co. Ltd.	70,200	6,183
TOTAL JAPAN		861,545

Korea (South) 1.6%
Hyundai Department Store Co. Ltd.	65,420	4,343
Hyundai Mobis	69,770	5,547
LG Household & Health Care Ltd.	177,780	9,706
NHN Corp. (a)	57,857	9,615
Samsung Electronics Co. Ltd.	18,972	10,031

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Korea (South) – continued
Shinhan Financial Group Co. Ltd.	588,780	$19,626
Shinsegae Co. Ltd.	15,900	5,696
TOTAL KOREA (SOUTH)		64,564

Luxembourg 0.6%
SES Global unit	1,048,962	16,410
Stolt-Nielsen SA Class B sponsored ADR	195,300	7,005
TOTAL LUXEMBOURG		23,415

Mexico – 0.1%
Urbi, Desarrollos Urbanos, SA de CV (a)	604,900	3,870
Netherlands – 3.0%
ASML Holding NV (NY Shares) (a)	928,800	15,771
Axalto Holding NV (a)	180,900	4,925
EADS NV (d)	369,500	12,801
ING Groep NV (Certificaten Van Aandelen)	588,444	16,982
Koninklijke Numico NV (a)	229,000	9,273
Koninklijke Wessanen NV	571,800	8,397
Randstad Holdings NV	198,700	7,608
Tele Atlas NV (a)	132,400	3,682
Unilever NV (NY Shares)	405,900	28,539
VNU NV	388,575	12,358
TOTAL NETHERLANDS		120,336

Norway 1.5%
DnB NOR ASA	1,648,600	16,851
Schibsted ASA (B Shares)	321,200	9,257
TANDBERG ASA (d)	585,300	5,758
TANDBERG Television ASA (a)	833,500	10,377
Telenor ASA	1,501,000	14,650
Yara International ASA	291,600	4,807
TOTAL NORWAY		61,700

Poland – 0.2%
TVN SA	487,049	8,309
Portugal 0.2%
Media Capital SGPS SA (a)	1,046,093	8,402
Russia – 0.2%
Mobile TeleSystems OJSC sponsored ADR	146,700	5,426
Novatek JSC GDR (a)(e)	66,900	1,504
TOTAL RUSSIA		6,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 0.5%
Ascendas Real Estate Investment Trust (A REIT)	4,630,000	$5,494
HTL International Holdings Ltd.	5,750,000	4,277
Keppel Corp. Ltd.	1,166,000	7,985
STATS ChipPAC Ltd. (a)	4,624,000	2,539
TOTAL SINGAPORE		20,295

South Africa 1.1%
FirstRand Ltd.	3,829,000	9,010
JD Group Ltd.	832,000	8,897
MTN Group Ltd.	1,019,800	7,599
Nedbank Group Ltd	404,000	5,148
Standard Bank Group Ltd.	522,700	5,391
Steinhoff International Holdings Ltd.	3,205,100	8,388
TOTAL SOUTH AFRICA		44,433

Spain – 2.5%
Altadis SA (Spain)	595,900	25,287
Antena 3 Television SA	554,756	10,787
Banco Bilbao Vizcaya Argentaria SA	904,800	15,952
Banco Santander Central Hispano SA	1,324,300	16,805
Gestevision Telecinco SA	76,300	1,693
Telefonica SA sponsored ADR	610,279	29,263
TOTAL SPAIN		99,787

Sweden – 1.4%
Eniro AB (d)	1,035,700	11,318
Gambro AB (A Shares)	549,550	7,765
Hennes & Mauritz AB (H&M) (B Shares)	456,450	14,820
Modern Times Group AB (MTG) (B Shares) (a)	160,900	6,154
Skandia Foersaekrings AB	836,080	4,169
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	366,300	12,018
TOTAL SWEDEN		56,244

Switzerland – 8.8%
ABB Ltd. sponsored ADR (a)	2,803,300	21,838
Actelion Ltd. (Reg.) (a)	61,976	6,971
Compagnie Financiere Richemont unit	499,334	18,999
Credit Suisse Group (Reg.)	511,224	22,652
Logitech International SA (Reg.) (a)	246,526	9,342
Nestle SA (Reg.)	165,409	49,270
Nobel Biocare Holding AG (Switzerland)	72,217	16,652
Novartis AG (Reg.)	1,339,631	72,099

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Switzerland – continued
Pargesa Holding SA	116,000	$8,953
Phonak Holding AG	213,528	8,903
Roche Holding AG (participation certificate)	465,762	69,585
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	10,415	7,675
Syngenta AG (Switzerland)	77,508	8,309
The Swatch Group AG (Reg.)	311,573	8,858
UBS AG (NY Shares)	243,750	20,882
TOTAL SWITZERLAND		350,988

Taiwan 0.6%
Acer, Inc.	3,086,440	6,246
Advanced Semiconductor Engineering, Inc.	12,166,455	7,416
Holtek Semiconductor, Inc.	2,780,371	3,282
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,259,742	5,444
TOTAL TAIWAN		22,388

Turkey 0.3%
Tupras Turkiye Petrol Rafinerileri AS	815,000	13,930
United Arab Emirates – 0.4%
Investcom LLC GDR	1,153,900	15,589
United Kingdom – 17.8%
Anglo American PLC (United Kingdom)	627,100	18,541
AstraZeneca PLC sponsored ADR	266,300	11,957
BAE Systems PLC	4,750,009	27,794
Benfield Group PLC	723,300	4,098
BG Group PLC	1,368,000	12,013
BG Group PLC sponsored ADR	200,000	8,904
Big Yellow Group PLC	1,078,700	4,583
Body Shop International PLC	694,700	2,583
BP PLC sponsored ADR	1,241,500	82,433
British American Tobacco PLC sponsored ADR	375,000	16,526
British Land Co. PLC	627,900	9,894
Cadbury Schweppes PLC sponsored ADR	183,000	7,263
Capita Group PLC	1,106,900	7,643
Carnival PLC	212,200	10,780
CLS Holdings PLC (a)	623,893	5,056
Diageo PLC sponsored ADR (d)	319,100	18,964
Enterprise Inns PLC	505,225	6,972
GlaxoSmithKline PLC sponsored ADR	1,177,000	61,192
Hilton Group PLC	1,670,000	10,030

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
HSBC Holdings PLC:
(Hong Kong) (Reg.)	2,859,677	$45,046
(United Kingdom) (Reg.)	700,000	11,026
Imperial Tobacco Group PLC sponsored ADR	175,100	10,107
Inchcape PLC	274,800	10,022
Informa PLC	1,379,400	9,140
Kazakhmys PLC	392,800	3,755
Man Group PLC	228,400	6,227
NDS Group PLC sponsored ADR (a)	83,800	3,067
Prudential PLC	1,400,482	11,753
Reckitt Benckiser PLC	221,900	6,706
Reuters Group PLC sponsored ADR	315,700	12,003
RHM PLC	545,700	2,502
Rio Tinto PLC sponsored ADR	119,100	18,177
Rolls Royce Group PLC	1,870,810	12,089
Royal Bank of Scotland Group PLC	707,171	19,581
Royal Dutch Shell PLC Class B	1,861,659	60,886
SIG PLC	536,100	6,454
Smiths Group PLC	881,900	14,247
Standard Chartered PLC (United Kingdom)	5,218	110
Tesco PLC	2,887,000	15,372
Virgin Mobile Holdings (UK) PLC	2,275,000	12,083
Vodafone Group PLC	24,328,312	63,886
Whatman PLC	735,900	3,648
William Hill PLC	1,104,700	10,454
Yell Group PLC	1,122,600	8,795
TOTAL UNITED KINGDOM		704,362

United States of America – 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,930
Synthes, Inc.	96,588	10,227
TOTAL UNITED STATES OF AMERICA		14,157

TOTAL COMMON STOCKS
(Cost $3,254,009)		3,835,794

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Nonconvertible Preferred Stocks 1.4%
	Shares	Value (Note 1)
		(000s)

Germany – 0.7%
Fresenius AG	91,800	$12,897
Porsche AG (non-vtg.)	20,595	14,850
TOTAL GERMANY		27,747

Italy 0.7%
Banca Intesa Spa (Risp)	4,403,802	19,073
Telecom Italia Spa (Risp)	2,851,985	6,896
TOTAL ITALY		25,969

United Kingdom – 0.0%
Rolls Royce Group PLC Series B	62,485,054	112
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $43,252)		53,828

Government Obligations 0.1%
	Principal
	Amount (000s)

United States of America – 0.1%
U.S. Treasury Bills, yield at date of purchase 3.4% to
3.7% 11/10/05 to 1/12/06 (f)
(Cost $3,537)	$3,550	3,537

Money Market Funds 3.8%
	Shares
Fidelity Cash Central Fund, 3.92% (b)	87,790,364	87,790
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	61,922,662	61,923
TOTAL MONEY MARKET FUNDS
(Cost $149,713)		149,713

TOTAL INVESTMENT PORTFOLIO 102.0%
(Cost $3,450,511)		4,042,872

NET OTHER ASSETS – (2.0)%		(78,121)
NET ASSETS 100%		$3,964,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
(000s)
Purchased
Equity Index Contracts
734 Nikkei 225 Index Contracts (Japan)	Dec. 2005	$ 50,224	$3,471

The face value of futures purchased as a percentage of net assets – 1.3%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $1,504,000 or
0.0% of net assets.

(f) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $3,537,000.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $59,194) (cost $3,450,511) See
accompanying schedule		$4,042,872
Foreign currency held at value (cost $5,466)		5,473
Receivable for investments sold		63,155
Receivable for fund shares sold		11,994
Dividends receivable		4,355
Interest receivable		303
Receivable for daily variation on futures contracts		918
Other affiliated receivables		1
Other receivables		396
Total assets		4,129,467

Liabilities
Payable for investments purchased	$96,287
Payable for fund shares redeemed	2,333
Accrued management fee	2,590
Distribution fees payable	3
Other affiliated payables	875
Other payables and accrued expenses	705
Collateral on securities loaned, at value	61,923
Total liabilities		164,716

Net Assets		$3,964,751
Net Assets consist of:
Paid in capital		$3,137,488
Undistributed net investment income		40,185
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		191,747
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		595,331
Net Assets		$3,964,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,864 ÷ 60.98 shares)	$30.57
Maximum offering price per share (100/94.25 of
$30.57)	$32.44
Class T:
Net Asset Value and redemption price per share
($1,859 ÷ 60.961 shares)	$30.49
Maximum offering price per share (100/96.50 of
$30.49)	$31.60
Class B:
Net Asset Value and offering price per share
($750 ÷ 24.7 shares)A	$30.36
Class C:
Net Asset Value and offering price per share
($1,926 ÷ 63.34 shares)A	$30.41
International Discovery Fund:
Net Asset Value and offering price per share
($3,948,625 ÷ 128,826 shares)A	$30.65
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($9,727 ÷ 317 shares)	$30.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$75,520
Interest		2,236
Security lending		3,003
		80,759
Less foreign taxes withheld		(7,662)
Total income		73,097

Expenses
Management fee
Basic fee	$22,337
Performance adjustment	497
Transfer agent fees	7,458
Distribution fees	18
Accounting and security lending fees	1,279
Independent trustees’ compensation	14
Custodian fees and expenses	1,218
Registration fees	376
Audit	106
Legal	15
Interest	1
Miscellaneous	30
Total expenses before reductions	33,349
Expense reductions	(2,029)	31,320

Net investment income (loss)		41,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,279) .	191,163
Foreign currency transactions	(720)
Futures contracts	3,731
Total net realized gain (loss)		194,174
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $374)	320,747
Assets and liabilities in foreign currencies	(602)
Futures contracts	4,699
Total change in net unrealized appreciation
(depreciation)		324,844
Net gain (loss)		519,018
Net increase (decrease) in net assets resulting from
operations		$560,795

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,777	$16,421
Net realized gain (loss)	194,174	91,216
Change in net unrealized appreciation (depreciation) .	324,844	127,395
Net increase (decrease) in net assets resulting
from operations	560,795	235,032
Distributions to shareholders from net investment income .	(12,813)	(10,818)
Distributions to shareholders from net realized gain	(10,250)	—
Total distributions	(23,063)	(10,818)
Share transactions - net increase (decrease)	1,234,164	725,354
Redemption fees	193	227
Total increase (decrease) in net assets	1,772,089	949,795

Net Assets
Beginning of period	2,192,662	1,242,867
End of period (including undistributed net investment
income of $40,185 and undistributed net investment
income of $15,147, respectively)	$3,964,751	$2,192,662

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class A
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	28
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.16
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.57
Total ReturnB,C,D	11.53%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.42%A
Expenses net of voluntary waivers, if any	1.42%A
Expenses net of all reductions	1.36%A
Net investment income (loss)	1.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,864
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class T
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	20
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.08
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.49
Total ReturnB,C,D	11.24%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%A
Expenses net of voluntary waivers, if any	1.75%A
Expenses net of all reductions	1.69%A
Net investment income (loss)	83%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,859
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class B
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	08
Net realized and unrealized gain (loss)	2.87
Total from investment operations	2.95
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.36
Total ReturnB,C,D	10.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.24%A
Expenses net of voluntary waivers, if any	2.24%A
Expenses net of all reductions	2.18%A
Net investment income (loss)	33%A
Supplemental Data
Net assets, end of period (000 omitted)	$750
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights Class C
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	13
Net realized and unrealized gain (loss)	2.87
Total from investment operations	3.00
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.41
Total ReturnB,C,D	10.94%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.04%A
Expenses net of voluntary waivers, if any	2.04%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	53%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,926
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights International Discovery Fund
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 25.31	$ 21.87	$ 16.66	$17.61	$26.70
Income from Investment
Operations
Net investment income (loss)C	37.22		.19	.11	.19D
Net realized and unrealized
gain (loss)	5.24	3.40	5.11	(1.06)	(6.11)
Total from investment operations .	5.61	3.62	5.30	(.95)	(5.92)
Distributions from net investment
income	(.15)	(.18)	(.09)	—	(.51)
Distributions from net realized
gain	(.12)	—	—		(2.66)
Total distributions	(.27)	(.18)	(.09)		(3.17)
Redemption fees added to paid in
capitalC,F	—	—	—	—	—
Net asset value, end of period	$ 30.65	$ 25.31	$ 21.87	$16.66	$17.61
Total ReturnA,B	22.29%	16.65%	31.97%	(5.39)%	(24.91)%
Ratios to Average Net AssetsE
Expenses before expense re-
ductions	1.08%	1.10%	1.14%	1.14%	1.14%
Expenses net of voluntary
waivers, if any	1.07%	1.10%	1.14%	1.14%	1.14%
Expenses net of all reductions .	1.01%	1.06%	1.11%	1.12%	1.09%
Net investment income (loss)	1.35%	.92%	1.08%	.59%	.91%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,949	$ 2,193	$ 1,243	$890	$882
Portfolio turnover rate	75%	87%	81%	63%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Institutional Class
Year ended October 31,	2005E
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)D	38
Net realized and unrealized gain (loss)	2.89
Total from investment operations	3.27
Redemption fees added to paid in capitalD	—G
Net asset value, end of period	$30.68
Total ReturnB,C	11.93%
Ratios to Average Net AssetsF
Expenses before expense reductions	97%A
Expenses net of voluntary waivers, if any	97%A
Expenses net of all reductions	90%A
Net investment income (loss)	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,727
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor International Discovery Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Discovery Fund and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on January 6, 2005. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regula tory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

34

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

35 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$630,155,482
Unrealized depreciation	(52,455,112)
Net unrealized appreciation (depreciation)	577,700,370
Undistributed ordinary income	100,259,702
Undistributed long term capital gain	124,878,582

Cost for federal income tax purposes	$3,465,171,161

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$12,812,810	$10,817,689
Long term Capital Gains	10,250,246	—

Total	$23,063,056	$10,817,689

Annual Report

36

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

37 Annual Report

Notes to Financial Statements continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,540,147,268 and $2,247,496,092, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. The fund’s perfor mance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,809	$198
Class T	25%	.25%	3,154	386
Class B	75%	.25%	3,610	2,916
Class C	75%	.25%	9,858	8,621

			$18,431	$12,121

Annual Report

38

4. Fees and Other Transactions with Affiliates continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$8,161
Class T	1,288
Class B*	74
Class C*	—
$9,523

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Discovery Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respec tive classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,481	.34*
Class T	2,696	.42*
Class B	1,516	.42*
Class C	2,159	.22*
International Discovery Fund	7,441,106.24
Institutional Class	8,521	.14*
	$7,458,479
* Annualized

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

39 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,677,957, for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

Annual Report

40

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,090,000. The weighted average interest rate was 3.13% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery Fund’s operating expenses. During this period, this reimbursement reduced the class expenses by $69,175.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class T	1.75%	$35

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,888,955 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4,216. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Discovery Fund	$66,176
Institutional Class	303

$66,479

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

41 Annual Report

Notes to Financial Statements continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,			2005	2004
From net investment income
International Discovery Fund			$12,812,810	$10,817,689
From net realized gain
International Discovery Fund			$10,250,246	$—

11. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended October 31,	2005A	2004	2005A	2004
Class A
Shares sold	62,020	—	$1,786,147	$—
Shares redeemed	(1,044)	—	(30,450)	—
Net increase (decrease)	60,976	—	$1,755,697	$—
Class T
Shares sold	62,995	—	$1,829,664	$—
Shares redeemed	(2,034)	—	(58,410)	—
Net increase (decrease)	60,961	—	$1,771,254	$—
Class B
Shares sold	26,549	—	$759,109	$—
Shares redeemed	(1,863)	—	(53,496)	—
Net increase (decrease)	24,686	—	$705,613	$—
Class C
Shares sold	63,361	—	$1,804,133	$—
Shares redeemed	(17)	—	(530)	—
Net increase (decrease)	63,344	—	$1,803,603	$—

International Discovery
Fund
Shares sold	73,475,478	46,698,105	$ 2,106,762,661	$1,135,826,685
Reinvestment of
distributions	780,847	435,617	21,434,265	9,888,485
Shares redeemed	(32,072,087)	(17,322,166)	(909,132,021)	(420,361,799)
Net increase (decrease)	42,184,238	29,811,556	$ 1,219,064,905	$725,353,371

Institutional Class
Shares sold	364,765	—	$10,479,191	$—
Shares redeemed	(47,766)	—	(1,415,764)	—
Net increase (decrease)	316,999	—	$9,063,427	$—

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

Annual Report

42

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity In ternational Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

43 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

45 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

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Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

49 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

William Kennedy (37)

Year of Election or Appointment: 2005

Vice President of the fund. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and manager.

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Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

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Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

53 Annual Report

Distributions

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/05	12/02/05	$.31	$1.40
Class T	12/05/05	12/02/05	$.24	$1.40
Class B	12/05/05	12/02/05	$.11	$1.40
Class C	12/05/05	12/02/05	$.12	$1.40

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October, 31 2005, $125,101,084, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

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Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

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account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2004.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that, beginning September 1, 2005, the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative

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performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also consid ered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

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Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

61 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

62

63 Annual Report

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64

65 Annual Report

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66

67 Annual Report

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68

69 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AID-UANN-1205 1.806656.100

Fidelity Advisor International Discovery Fund - Institutional Class

Annual Report October 31, 2005

Institutional Class is a class of Fidelity® International Discovery Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	11	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	53
Board Approval of	54
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the fund’s most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confi dent we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Fidelity Advisor International Discovery Fund Institutional Class Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended October 31, 2005	Past 1	Past 5	Life of
	year	years	fundA
Institutional Class	22.41%	6.01%	9.69%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund — Institutional Class on October 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM EAFE Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Fidelity Adv International Discovery Fund — CL I
MSCI® EAFE®2
27,000
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$ 9,200
$25,213
$17,915
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

Foreign stock markets enjoyed broad based advances during the 12 month period that ended October 31, 2005, encouraged by better than expected corporate earnings and markedly improved economies. For the 12 months overall, the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index a performance measure of developed stock markets outside the United States and Canada gained 18.28% . The Japanese stock market climbed to its highest level in more than four years. Positive economic indicators and Prime Minister Koizumi’s decisive election victory attracted record inflows from overseas investors. In response, the Tokyo Stock Exchange Stock Price Index (TOPIX) soared 22.89% . Southeast Asian equities outside of Japan, particularly South Korea, also responded well to the better macroeconomic environment, illustrated by the 19.44% return for the MSCI All Country Far East ex Japan index. Euro pean stock markets were up as well, despite investors’ concern about higher energy prices and potential downgrades to economic growth in the region. For the year overall, the MSCI Europe index rose 16.51% .

For the 12 months ending October 31, 2005, the fund beat the MSCI EAFE index and the 17.75% return for the LipperSM International Funds Average. (For specific performance information on the fund’s Institutional Class shares, please see performance section of this report.) The fund would have done even better on an absolute basis were it not for currency movements in Europe and Japan that adversely affected U.S. investors. Relative to the index, performance benefited from strong stock picking, especially in financials and telecommunication services, as well as favorable country selection. Weak returns from semiconductor stocks and underweightings in certain index components hurt relative returns. Small and mid cap stocks that were not in the index were among the top relative performers. They included Orascom Telecom, an Egyptian wireless company that benefited from its growth in emerging markets, and Telewest Global, a cable company operating in England that was bought out at a nice premium. I sold both stocks during the period. Banco Bradesco and Banco Itau, Brazilian banks, also rallied nicely, fueled by strong demand for commercial and consumer loans. Underweightings in Mitsubishi UFJ Financial, a Japanese bank, and GlaxoSmithKline, a U.K. based pharmaceutical company, detracted from relative performance as both stocks began to rally. An overweighting in Tokyo Elec tron, a semiconductor equipment stock that declined, further hampered relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on redemptions of shares purchased prior to October 12, 1990, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the esti mate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Class A
Actual	$1,000.00	$1,105.20	$7.64
HypotheticalA	$1,000.00	$1,017.95	$7.32
Class T
Actual	$1,000.00	$1,103.10	$9.28
HypotheticalA	$1,000.00	$1,016.38	$8.89
Class B
Actual	$1,000.00	$1,100.40	$11.91
HypotheticalA	$1,000.00	$1,013.86	$11.42
Class C
Actual	$1,000.00	$1,101.80	$10.91
HypotheticalA	$1,000.00	$1,014.82	$10.46
International Discovery Fund
Actual	$1,000.00	$1,106.90	$5.68
HypotheticalA	$1,000.00	$1,019.81	$5.45
Institutional Class
Actual	$1,000.00	$1,107.60	$5.21
HypotheticalA	$1,000.00	$1,020.27	$4.99

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.44%
Class T	1.75%
Class B	2.25%
Class C	2.06%
International Discovery Fund	1.07%
Institutional Class	98%

Annual Report

8

Investment Changes

9 Annual Report

Investment Changes continued

Asset Allocation
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Stocks and Equity Futures	99.4	98.5
Short Term Investments and Net Other Assets	0.6	1.5
Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
BP PLC sponsored ADR (United Kingdom, Oil,
Gas & Consumable Fuels)	2.1	1.8
Novartis AG (Reg.) (Switzerland,
Pharmaceuticals)	1.8	1.7
Roche Holding AG (participation certificate)
(Switzerland, Pharmaceuticals)	1.8	1.7
Total SA Series B (France, Oil, Gas &
Consumable Fuels)	1.7	1.6
Vodafone Group PLC (United Kingdom, Wireless
Telecommunication Services)	1.6	1.5
GlaxoSmithKline PLC sponsored ADR (United
Kingdom, Pharmaceuticals)	1.5	0.6
Royal Dutch Shell PLC Class B (United Kingdom,
Oil, Gas & Consumable Fuels)	1.5	0.0
Toyota Motor Corp. (Japan, Automobiles)	1.4	0.6
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.0
Allianz AG (Reg.) (Germany, Insurance)	1.2	1.0
	15.8
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	24.5	24.8
Consumer Discretionary	15.6	20.1
Industrials	11.0	10.3
Health Care	10.0	10.6
Consumer Staples	8.9	5.2
Energy	8.4	7.7
Information Technology	7.6	7.1
Materials	5.7	4.2
Telecommunication Services	4.4	5.6
Utilities	2.0	2.1

Annual Report 10

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 96.7%
	Shares	Value (Note 1)
		(000s)

Australia – 4.3%
ABC Learning Centres Ltd.	1,730,169	$8,409
AMP Ltd.	699,000	3,810
Babcock & Brown Japan Property Trust	6,743,900	7,867
BHP Billiton Ltd.	2,473,100	38,395
Billabong International Ltd.	925,928	8,959
Caltex Australia Ltd.	272,100	4,134
Commonwealth Bank of Australia	241,000	7,006
Computershare Ltd.	1,432,900	7,018
CSL Ltd.	269,050	7,544
Downer EDI Ltd.	2,523,506	11,473
Macquarie Airports unit	1,991,381	4,467
Macquarie Bank Ltd.	391,000	18,908
Macquarie Communications Infrastructure Group unit	1,632,940	7,021
Macquarie Infrastructure Group unit	1,632,500	4,187
QBE Insurance Group Ltd.	978,567	13,025
Seek Ltd.	2,000,000	4,247
Transurban Group unit	918,000	4,393
Westfield Group unit	676,200	8,398
TOTAL AUSTRALIA		169,261

Austria – 0.6%
Erste Bank der Oesterreichischen Sparkassen AG	208,400	10,842
OMV AG	259,000	13,971
TOTAL AUSTRIA		24,813

Belgium – 0.3%
InBev SA	305,000	12,193
Bermuda – 0.0%
Catlin Group Ltd.	224,221	1,923
Brazil – 0.6%
Banco Bradesco SA (PN) sponsored ADR (non-vtg.)	222,300	11,535
Banco Itau Holding Financeira SA (PN)	382,170	9,116
Banco Nossa Caixa SA	103,000	1,706
TOTAL BRAZIL		22,357

Canada 0.5%
EnCana Corp.	410,000	18,747

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Cayman Islands – 0.2%
Foxconn International Holdings Ltd.	4,277,000	$4,579
Kingboard Chemical Holdings Ltd.	1,351,000	2,858
TOTAL CAYMAN ISLANDS		7,437

China – 0.4%
China Construction Bank Corp. (H Shares)	26,650,000	8,079
Li Ning Co. Ltd.	7,030,000	4,262
Xinao Gas Holdings Ltd.	5,392,000	4,104
TOTAL CHINA		16,445

Denmark – 0.9%
GN Store Nordic AS	1,347,000	16,227
Vestas Wind Systems AS (a)(d)	872,100	18,876
TOTAL DENMARK		35,103

Finland – 2.0%
Citycon Oyj	576,935	2,213
Fortum Oyj	538,600	9,536
Metso Corp.	400,500	10,418
Neste Oil Oyj	174,750	5,415
Nokia Corp. sponsored ADR	1,907,100	32,077
Nokian Tyres Ltd.	500,300	7,797
Sampo Oyj (A Shares)	695,900	10,678
TOTAL FINLAND		78,134

France – 7.5%
Alstom SA (a)	206,800	9,914
AXA SA	572,300	16,574
BNP Paribas SA	167,327	12,687
Eiffage SA	64,893	5,601
Financiere Marc de Lacharriere SA (Fimalac)	94,958	5,157
Groupe Danone	73,800	7,529
Lagardere S.C.A. (Reg.)	248,900	17,111
Louis Vuitton Moet Hennessy (LVMH)	102,800	8,324
Neopost SA	251,500	24,270
Nexity	305,200	13,936
Orpea (a)	249,764	13,473
Pernod Ricard SA	158,600	27,739
Sanofi-Aventis sponsored ADR	622,900	24,991
Suez SA (France)	559,900	15,169
Total SA Series B	261,544	65,920

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

France – continued
Vinci SA	84,500	$6,604
Vivendi Universal SA sponsored ADR	662,000	20,800
TOTAL FRANCE		295,799

Germany – 8.4%
Allianz AG (Reg.)	342,630	48,448
BASF AG	213,900	15,401
Bayer AG sponsored ADR	459,000	15,973
Bijou Brigitte Modische Accessoires AG	12,480	2,596
CeWe Color Holding AG	81,100	4,297
Continental AG	93,400	7,143
DaimlerChrysler AG (Reg.)	373,000	18,669
Deutsche Boerse AG	136,000	12,798
Deutsche Telekom AG sponsored ADR	1,110,800	19,661
Deutz AG (a)(d)	505,500	2,291
E.ON AG	405,800	36,778
ESCADA AG (a)	134,277	3,412
GFK AG	288,897	9,576
Hypo Real Estate Holding AG	347,168	16,788
IWKA AG	234,300	5,196
K&S AG	37,900	2,487
Linde AG	156,800	11,173
Merck KGaA	180,100	14,897
MPC Muenchmeyer Petersen Capital AG	50,500	3,572
MTU Aero Engines Holding AG	337,500	9,811
Muenchener Rueckversicherungs Gesellschaft AG (Reg.)	116,100	13,639
Pfleiderer AG (a)	441,780	8,050
RWE AG	255,519	16,320
SAP AG	108,600	18,653
Siemens AG sponsored ADR	74,400	5,537
SolarWorld AG	81,900	11,067
TOTAL GERMANY		334,233

Greece – 0.5%
EFG Eurobank Ergasias SA	311,750	9,380
Greek Organization of Football Prognostics SA	359,130	10,367
TOTAL GREECE		19,747

Hong Kong – 2.2%
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	4,754
CNOOC Ltd.	13,257,000	8,710
Esprit Holdings Ltd.	2,846,000	20,063

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Hong Kong – continued
Hutchison Whampoa Ltd.	2,234,000	$21,152
Li & Fung Ltd.	4,172,000	8,907
PYI Corp. Ltd.	26,305	5
Shun Tak Holdings Ltd.	2,424,000	1,751
Techtronic Industries Co. Ltd.	6,707,500	16,483
Wharf Holdings Ltd.	1,509,000	5,149
TOTAL HONG KONG		86,974

India – 1.4%
Cipla Ltd.	511,165	4,087
Crompton Greaves Ltd.	252,847	3,452
Infosys Technologies Ltd.	296,842	16,610
Pfizer Ltd.	218,539	3,755
State Bank of India	721,022	14,952
Suzlon Energy Ltd. (a)	714,804	11,333
TOTAL INDIA		54,189

Ireland – 1.2%
Allied Irish Banks PLC	776,300	16,326
C&C Group PLC	2,043,700	12,617
Independent News & Media PLC (Ireland)	3,153,642	8,544
Paddy Power PLC (Ireland)	623,197	10,534
TOTAL IRELAND		48,021

Israel – 0.7%
Bank Hapoalim BM (Reg.)	2,497,200	9,565
Bank Leumi le-Israel BM	1,776,100	5,796
Teva Pharmaceutical Industries Ltd. sponsored ADR	290,200	11,062
TOTAL ISRAEL		26,423

Italy 2.1%
Banche Popolari Unite S.c.a.r.l.	263,700	5,583
Cassa Di Risparmio Di Firenze	2,248,700	6,707
ENI Spa	288,800	7,725
ENI Spa sponsored ADR	149,700	20,022
Lottomatica Spa New	227,400	8,260
Mediobanca Spa	391,500	6,932
Pirelli & C. Real Estate Spa	122,800	6,720
Unicredito Italiano Spa	3,725,500	20,802
TOTAL ITALY		82,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)
Japan 21.7%
Aeon Co. Ltd.	1,205,600	$25,058
Asics Corp.	327,000	2,821
Astellas Pharma, Inc.	353,700	12,712
Canon, Inc.	340,100	18,049
Credit Saison Co. Ltd.	593,600	26,989
Daihatsu Motor Co. Ltd.	782,000	7,463
Daikin Industries Ltd.	350,000	9,154
E*TRADE Securities Co. Ltd. (d)	3,361	17,668
FamilyMart Co. Ltd.	281,200	8,402
Fullcast Co. Ltd. (d)	1,334	3,443
Hokuto Corp. (d)	144,400	2,343
Honda Motor Co. Ltd.	200,100	11,130
Hoya Corp.	111,400	3,917
Hoya Corp. New	334,200	11,664
Ibiden Co. Ltd.	269,900	10,939
JAFCO Co. Ltd.	116,400	7,016
JGC Corp.	400,000	6,551
JSR Corp.	659,900	15,630
Kose Corp.	165,200	5,994
Koyo Seiko Co. Ltd.	659,000	10,604
Matsushita Electric Industrial Co. Ltd.	1,492,000	27,453
Mitsubishi UFJ Financial Group, Inc.	974	12,360
Mitsui & Co. Ltd.	2,006,000	24,721
Mitsui Fudosan Co. Ltd.	925,000	15,180
Mitsui Trust Holdings, Inc.	1,921,000	23,191
Mizuho Financial Group, Inc.	4,023	26,896
Nidec Corp.	37,100	2,182
Nidec Corp. New	37,100	2,182
Nikko Cordial Corp.	1,732,500	21,005
Nippon Electric Glass Co. Ltd.	923,000	17,705
Nippon Oil Corp.	1,544,000	13,144
Nippon Steel Corp.	1,972,000	7,053
Nishi-Nippon City Bank Ltd. (a)	1,065,000	6,216
Nishimatsuya Chain Co. Ltd.	70,900	2,702
Nitto Denko Corp.	330,300	20,052
Nomura Holdings, Inc.	557,600	8,637
Okumura Holdings, Inc.	1,568,000	9,845
OMC Card, Inc.	738,000	12,418
ORIX Corp.	140,900	26,442
Saint Marc Co. Ltd.	83,900	4,251
Sega Sammy Holdings, Inc.	359,800	12,962
Sega Sammy Holdings, Inc. New	359,800	13,056

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Japan – continued
Seiyu Ltd. (a)(d)	2,865,000	$5,880
Seven & I Holdings Co. Ltd. (a)	576,900	18,985
SFCG Co. Ltd.	6,990	1,688
SHIMIZU Corp.	2,038,000	13,819
Sompo Japan Insurance, Inc	1,506,000	22,693
Sugi Pharmacy Co. Ltd.	171,900	6,669
Sumitomo Electric Industries Ltd.	1,487,000	19,600
Sumitomo Forestry Co. Ltd.	448,000	4,155
Sumitomo Mitsui Financial Group, Inc.	3,629	33,628
Sumitomo Rubber Industries Ltd.	677,000	8,337
Sumitomo Titanium Corp. (d)	36,000	4,178
Sumitomo Titanium Corp. New	36,000	4,053
T&D Holdings, Inc.	311,000	19,634
Takeda Pharamaceutical Co. Ltd.	196,000	10,795
The Daimaru, Inc.	316,000	3,864
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,629
THK Co. Ltd.	387,900	8,768
TIS, Inc.	92,600	2,189
Toho Titanium Co. Ltd.	112,000	7,517
Tokuyama Corp.	1,846,000	18,385
Tokyo Electron Ltd.	195,600	9,842
Tokyo Star Bank Ltd. (a)	296	1,041
Tokyo Tomin Bank Ltd.	284,400	10,468
Toyo Ink Manufacturing Co. Ltd.	829,000	3,568
Toyota Motor Corp.	1,213,800	56,326
UCS Co. Ltd.	1,000	38
Urban Corp. (d)	237,200	14,749
USS Co. Ltd.	82,540	5,690
Valor Co. Ltd.	24,000	727
Yahoo! Japan Corp	3,840	4,090
Yahoo! Japan Corp. New	3,840	4,157
Yamada Denki Co. Ltd.	70,200	6,183
TOTAL JAPAN		861,545

Korea (South) 1.6%
Hyundai Department Store Co. Ltd.	65,420	4,343
Hyundai Mobis	69,770	5,547
LG Household & Health Care Ltd.	177,780	9,706
NHN Corp. (a)	57,857	9,615
Samsung Electronics Co. Ltd.	18,972	10,031

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Korea (South) – continued
Shinhan Financial Group Co. Ltd.	588,780	$19,626
Shinsegae Co. Ltd.	15,900	5,696
TOTAL KOREA (SOUTH)		64,564

Luxembourg 0.6%
SES Global unit	1,048,962	16,410
Stolt-Nielsen SA Class B sponsored ADR	195,300	7,005
TOTAL LUXEMBOURG		23,415

Mexico – 0.1%
Urbi, Desarrollos Urbanos, SA de CV (a)	604,900	3,870
Netherlands – 3.0%
ASML Holding NV (NY Shares) (a)	928,800	15,771
Axalto Holding NV (a)	180,900	4,925
EADS NV (d)	369,500	12,801
ING Groep NV (Certificaten Van Aandelen)	588,444	16,982
Koninklijke Numico NV (a)	229,000	9,273
Koninklijke Wessanen NV	571,800	8,397
Randstad Holdings NV	198,700	7,608
Tele Atlas NV (a)	132,400	3,682
Unilever NV (NY Shares)	405,900	28,539
VNU NV	388,575	12,358
TOTAL NETHERLANDS		120,336

Norway 1.5%
DnB NOR ASA	1,648,600	16,851
Schibsted ASA (B Shares)	321,200	9,257
TANDBERG ASA (d)	585,300	5,758
TANDBERG Television ASA (a)	833,500	10,377
Telenor ASA	1,501,000	14,650
Yara International ASA	291,600	4,807
TOTAL NORWAY		61,700

Poland – 0.2%
TVN SA	487,049	8,309
Portugal 0.2%
Media Capital SGPS SA (a)	1,046,093	8,402
Russia – 0.2%
Mobile TeleSystems OJSC sponsored ADR	146,700	5,426
Novatek JSC GDR (a)(e)	66,900	1,504
TOTAL RUSSIA		6,930

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Singapore – 0.5%
Ascendas Real Estate Investment Trust (A REIT)	4,630,000	$5,494
HTL International Holdings Ltd.	5,750,000	4,277
Keppel Corp. Ltd.	1,166,000	7,985
STATS ChipPAC Ltd. (a)	4,624,000	2,539
TOTAL SINGAPORE		20,295

South Africa 1.1%
FirstRand Ltd.	3,829,000	9,010
JD Group Ltd.	832,000	8,897
MTN Group Ltd.	1,019,800	7,599
Nedbank Group Ltd	404,000	5,148
Standard Bank Group Ltd.	522,700	5,391
Steinhoff International Holdings Ltd.	3,205,100	8,388
TOTAL SOUTH AFRICA		44,433

Spain – 2.5%
Altadis SA (Spain)	595,900	25,287
Antena 3 Television SA	554,756	10,787
Banco Bilbao Vizcaya Argentaria SA	904,800	15,952
Banco Santander Central Hispano SA	1,324,300	16,805
Gestevision Telecinco SA	76,300	1,693
Telefonica SA sponsored ADR	610,279	29,263
TOTAL SPAIN		99,787

Sweden – 1.4%
Eniro AB (d)	1,035,700	11,318
Gambro AB (A Shares)	549,550	7,765
Hennes & Mauritz AB (H&M) (B Shares)	456,450	14,820
Modern Times Group AB (MTG) (B Shares) (a)	160,900	6,154
Skandia Foersaekrings AB	836,080	4,169
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	366,300	12,018
TOTAL SWEDEN		56,244

Switzerland – 8.8%
ABB Ltd. sponsored ADR (a)	2,803,300	21,838
Actelion Ltd. (Reg.) (a)	61,976	6,971
Compagnie Financiere Richemont unit	499,334	18,999
Credit Suisse Group (Reg.)	511,224	22,652
Logitech International SA (Reg.) (a)	246,526	9,342
Nestle SA (Reg.)	165,409	49,270
Nobel Biocare Holding AG (Switzerland)	72,217	16,652
Novartis AG (Reg.)	1,339,631	72,099

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

Switzerland – continued
Pargesa Holding SA	116,000	$8,953
Phonak Holding AG	213,528	8,903
Roche Holding AG (participation certificate)	465,762	69,585
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	10,415	7,675
Syngenta AG (Switzerland)	77,508	8,309
The Swatch Group AG (Reg.)	311,573	8,858
UBS AG (NY Shares)	243,750	20,882
TOTAL SWITZERLAND		350,988

Taiwan 0.6%
Acer, Inc.	3,086,440	6,246
Advanced Semiconductor Engineering, Inc.	12,166,455	7,416
Holtek Semiconductor, Inc.	2,780,371	3,282
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,259,742	5,444
TOTAL TAIWAN		22,388

Turkey 0.3%
Tupras Turkiye Petrol Rafinerileri AS	815,000	13,930
United Arab Emirates – 0.4%
Investcom LLC GDR	1,153,900	15,589
United Kingdom – 17.8%
Anglo American PLC (United Kingdom)	627,100	18,541
AstraZeneca PLC sponsored ADR	266,300	11,957
BAE Systems PLC	4,750,009	27,794
Benfield Group PLC	723,300	4,098
BG Group PLC	1,368,000	12,013
BG Group PLC sponsored ADR	200,000	8,904
Big Yellow Group PLC	1,078,700	4,583
Body Shop International PLC	694,700	2,583
BP PLC sponsored ADR	1,241,500	82,433
British American Tobacco PLC sponsored ADR	375,000	16,526
British Land Co. PLC	627,900	9,894
Cadbury Schweppes PLC sponsored ADR	183,000	7,263
Capita Group PLC	1,106,900	7,643
Carnival PLC	212,200	10,780
CLS Holdings PLC (a)	623,893	5,056
Diageo PLC sponsored ADR (d)	319,100	18,964
Enterprise Inns PLC	505,225	6,972
GlaxoSmithKline PLC sponsored ADR	1,177,000	61,192
Hilton Group PLC	1,670,000	10,030
See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

United Kingdom – continued
HSBC Holdings PLC:
(Hong Kong) (Reg.)	2,859,677	$45,046
(United Kingdom) (Reg.)	700,000	11,026
Imperial Tobacco Group PLC sponsored ADR	175,100	10,107
Inchcape PLC	274,800	10,022
Informa PLC	1,379,400	9,140
Kazakhmys PLC	392,800	3,755
Man Group PLC	228,400	6,227
NDS Group PLC sponsored ADR (a)	83,800	3,067
Prudential PLC	1,400,482	11,753
Reckitt Benckiser PLC	221,900	6,706
Reuters Group PLC sponsored ADR	315,700	12,003
RHM PLC	545,700	2,502
Rio Tinto PLC sponsored ADR	119,100	18,177
Rolls Royce Group PLC	1,870,810	12,089
Royal Bank of Scotland Group PLC	707,171	19,581
Royal Dutch Shell PLC Class B	1,861,659	60,886
SIG PLC	536,100	6,454
Smiths Group PLC	881,900	14,247
Standard Chartered PLC (United Kingdom)	5,218	110
Tesco PLC	2,887,000	15,372
Virgin Mobile Holdings (UK) PLC	2,275,000	12,083
Vodafone Group PLC	24,328,312	63,886
Whatman PLC	735,900	3,648
William Hill PLC	1,104,700	10,454
Yell Group PLC	1,122,600	8,795
TOTAL UNITED KINGDOM		704,362

United States of America – 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,930
Synthes, Inc.	96,588	10,227
TOTAL UNITED STATES OF AMERICA		14,157

TOTAL COMMON STOCKS
(Cost $3,254,009)		3,835,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Nonconvertible Preferred Stocks 1.4%
	Shares	Value (Note 1)
		(000s)

Germany – 0.7%
Fresenius AG	91,800	$12,897
Porsche AG (non-vtg.)	20,595	14,850
TOTAL GERMANY		27,747

Italy 0.7%
Banca Intesa Spa (Risp)	4,403,802	19,073
Telecom Italia Spa (Risp)	2,851,985	6,896
TOTAL ITALY		25,969

United Kingdom – 0.0%
Rolls Royce Group PLC Series B	62,485,054	112
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $43,252)		53,828

Government Obligations 0.1%
	Principal
	Amount (000s)

United States of America – 0.1%
U.S. Treasury Bills, yield at date of purchase 3.4% to
3.7% 11/10/05 to 1/12/06 (f)
(Cost $3,537)	$3,550	3,537

Money Market Funds 3.8%
	Shares
Fidelity Cash Central Fund, 3.92% (b)	87,790,364	87,790
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	61,922,662	61,923
TOTAL MONEY MARKET FUNDS
(Cost $149,713)		149,713

TOTAL INVESTMENT PORTFOLIO 102.0%
(Cost $3,450,511)		4,042,872

NET OTHER ASSETS – (2.0)%		(78,121)
NET ASSETS 100%		$3,964,751

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
(000s)
Purchased
Equity Index Contracts
734 Nikkei 225 Index Contracts (Japan)	Dec. 2005	$ 50,224	$3,471

The face value of futures purchased as a percentage of net assets – 1.3%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.
(d) Security or a portion of the security is on
loan at period end.
(e) Security exempt from registration under
Rule 144A of the Securities Act of 1933
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers
At the period end, the value of these
securities amounted to $1,504,000 or
0.0% of net assets.
(f) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $3,537,000.

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		October 31, 2005

Assets
Investment in securities, at value (including securities
loaned of $59,194) (cost $3,450,511) See
accompanying schedule		$4,042,872
Foreign currency held at value (cost $5,466)		5,473
Receivable for investments sold		63,155
Receivable for fund shares sold		11,994
Dividends receivable		4,355
Interest receivable		303
Receivable for daily variation on futures contracts		918
Other affiliated receivables		1
Other receivables		396
Total assets		4,129,467

Liabilities
Payable for investments purchased	$96,287
Payable for fund shares redeemed	2,333
Accrued management fee	2,590
Distribution fees payable	3
Other affiliated payables	875
Other payables and accrued expenses	705
Collateral on securities loaned, at value	61,923
Total liabilities		164,716

Net Assets		$3,964,751
Net Assets consist of:
Paid in capital		$3,137,488
Undistributed net investment income		40,185
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		191,747
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		595,331
Net Assets		$3,964,751

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($1,864 ÷ 60.98 shares)	$30.57
Maximum offering price per share (100/94.25 of
$30.57)	$32.44
Class T:
Net Asset Value and redemption price per share
($1,859 ÷ 60.961 shares)	$30.49
Maximum offering price per share (100/96.50 of
$30.49)	$31.60
Class B:
Net Asset Value and offering price per share
($750 ÷ 24.7 shares)A	$30.36
Class C:
Net Asset Value and offering price per share
($1,926 ÷ 63.34 shares)A	$30.41
International Discovery Fund:
Net Asset Value and offering price per share
($3,948,625 ÷ 128,826 shares)A	$30.65
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($9,727 ÷ 317 shares)	$30.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended October 31, 2005

Investment Income
Dividends		$75,520
Interest		2,236
Security lending		3,003
		80,759
Less foreign taxes withheld		(7,662)
Total income		73,097

Expenses
Management fee
Basic fee	$22,337
Performance adjustment	497
Transfer agent fees	7,458
Distribution fees	18
Accounting and security lending fees	1,279
Independent trustees’ compensation	14
Custodian fees and expenses	1,218
Registration fees	376
Audit	106
Legal	15
Interest	1
Miscellaneous	30
Total expenses before reductions	33,349
Expense reductions	(2,029)	31,320

Net investment income (loss)		41,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $1,279) .	191,163
Foreign currency transactions	(720)
Futures contracts	3,731
Total net realized gain (loss)		194,174
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of decrease in deferred for-
eign taxes of $374)	320,747
Assets and liabilities in foreign currencies	(602)
Futures contracts	4,699
Total change in net unrealized appreciation
(depreciation)		324,844
Net gain (loss)		519,018
Net increase (decrease) in net assets resulting from
operations		$560,795

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	October 31,	October 31,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,777	$16,421
Net realized gain (loss)	194,174	91,216
Change in net unrealized appreciation (depreciation) .	324,844	127,395
Net increase (decrease) in net assets resulting
from operations	560,795	235,032
Distributions to shareholders from net investment income .	(12,813)	(10,818)
Distributions to shareholders from net realized gain	(10,250)	—
Total distributions	(23,063)	(10,818)
Share transactions - net increase (decrease)	1,234,164	725,354
Redemption fees	193	227
Total increase (decrease) in net assets	1,772,089	949,795

Net Assets
Beginning of period	2,192,662	1,242,867
End of period (including undistributed net investment
income of $40,185 and undistributed net investment
income of $15,147, respectively)	$3,964,751	$2,192,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights Class A
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	28
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.16
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.57
Total ReturnB,C,D	11.53%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.42%A
Expenses net of voluntary waivers, if any	1.42%A
Expenses net of all reductions	1.36%A
Net investment income (loss)	1.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,864
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Highlights Class T
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	20
Net realized and unrealized gain (loss)	2.88
Total from investment operations	3.08
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.49
Total ReturnB,C,D	11.24%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.75%A
Expenses net of voluntary waivers, if any	1.75%A
Expenses net of all reductions	1.69%A
Net investment income (loss)	83%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,859
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Financial Highlights Class B
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	08
Net realized and unrealized gain (loss)	2.87
Total from investment operations	2.95
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.36
Total ReturnB,C,D	10.76%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.24%A
Expenses net of voluntary waivers, if any	2.24%A
Expenses net of all reductions	2.18%A
Net investment income (loss)	33%A
Supplemental Data
Net assets, end of period (000 omitted)	$750
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights Class C
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)E	13
Net realized and unrealized gain (loss)	2.87
Total from investment operations	3.00
Redemption fees added to paid in capitalE	—H
Net asset value, end of period	$30.41
Total ReturnB,C,D	10.94%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.04%A
Expenses net of voluntary waivers, if any	2.04%A
Expenses net of all reductions	1.98%A
Net investment income (loss)	53%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,926
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Financial Highlights International Discovery Fund
Years ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 25.31	$ 21.87	$ 16.66	$17.61	$26.70
Income from Investment
Operations
Net investment income (loss)C	37.22		.19	.11	.19D
Net realized and unrealized
gain (loss)	5.24	3.40	5.11	(1.06)	(6.11)
Total from investment operations .	5.61	3.62	5.30	(.95)	(5.92)
Distributions from net investment
income	(.15)	(.18)	(.09)	—	(.51)
Distributions from net realized
gain	(.12)	—	—		(2.66)
Total distributions	(.27)	(.18)	(.09)		(3.17)
Redemption fees added to paid in
capitalC,F	—	—	—	—	—
Net asset value, end of period	$ 30.65	$ 25.31	$ 21.87	$16.66	$17.61
Total ReturnA,B	22.29%	16.65%	31.97%	(5.39)%	(24.91)%
Ratios to Average Net AssetsE
Expenses before expense re-
ductions	1.08%	1.10%	1.14%	1.14%	1.14%
Expenses net of voluntary
waivers, if any	1.07%	1.10%	1.14%	1.14%	1.14%
Expenses net of all reductions .	1.01%	1.06%	1.11%	1.12%	1.09%
Net investment income (loss)	1.35%	.92%	1.08%	.59%	.91%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,949	$ 2,193	$ 1,243	$890	$882
Portfolio turnover rate	75%	87%	81%	63%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the contingent deferred sales charge.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share.
E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Institutional Class
Year ended October 31,	2005E
Selected Per Share Data
Net asset value, beginning of period	$27.41
Income from Investment Operations
Net investment income (loss)D	38
Net realized and unrealized gain (loss)	2.89
Total from investment operations	3.27
Redemption fees added to paid in capitalD	—G
Net asset value, end of period	$30.68
Total ReturnB,C	11.93%
Ratios to Average Net AssetsF
Expenses before expense reductions	97%A
Expenses net of voluntary waivers, if any	97%A
Expenses net of all reductions	90%A
Net investment income (loss)	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$9,727
Portfolio turnover rate	75%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity Advisor International Discovery Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Discovery Fund and Institutional Class shares, each of which has equal rights as to assets and voting privi leges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Class A, Class T, Class B, Class C and Institutional Class shares on January 6, 2005. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, regula tory, and political uncertainties and can be extremely volatile.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

33 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Annual Report

34

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, foreign currency transac tions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$630,155,482
Unrealized depreciation	(52,455,112)
Net unrealized appreciation (depreciation)	577,700,370
Undistributed ordinary income	100,259,702
Undistributed long term capital gain	124,878,582

Cost for federal income tax purposes	$3,465,171,161

The tax character of distributions paid was as follows:

	October 31, 2005	October 31, 2004
Ordinary Income	$12,812,810	$10,817,689
Long term Capital Gains	10,250,246	—

Total	$23,063,056	$10,817,689

35 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Annual Report

36

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,540,147,268 and $2,247,496,092, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset weighted return of all classes as compared to an appropriate benchmark index. The fund’s perfor mance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,809	$198
Class T	25%	.25%	3,154	386
Class B	75%	.25%	3,610	2,916
Class C	75%	.25%	9,858	8,621

			$18,431	$12,121

37 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates	continued

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$8,161
Class T	1,288
Class B*	74
Class C*	—
$9,523

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for International Discovery Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respec tive classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,481	.34*
Class T	2,696	.42*
Class B	1,516	.42*
Class C	2,159	.22*
International Discovery Fund	7,441,106.24
Institutional Class	8,521	.14*
	$7,458,479
* Annualized

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

38

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,677,957, for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $338 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

39 Annual Report

Notes to Financial Statements continued
7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,090,000. The weighted average interest rate was 3.13% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery Fund’s operating expenses. During this period, this reimbursement reduced the class expenses by $69,175.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class T	1.75%	$35

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,888,955 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $4,216. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
International Discovery Fund	$66,176
Institutional Class	303

$66,479

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Annual Report

40

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:
Years ended October 31,			2005	2004
From net investment income
International Discovery Fund			$12,812,810	$10,817,689
From net realized gain
International Discovery Fund			$10,250,246	$—

11. Share Transactions.

Transactions for each class of shares were as follows:
	Shares			Dollars
Years ended October 31,	2005A	2004	2005A	2004
Class A
Shares sold	62,020	—	$1,786,147	$—
Shares redeemed	(1,044)	—	(30,450)	—
Net increase (decrease)	60,976	—	$1,755,697	$—
Class T
Shares sold	62,995	—	$1,829,664	$—
Shares redeemed	(2,034)	—	(58,410)	—
Net increase (decrease)	60,961	—	$1,771,254	$—
Class B
Shares sold	26,549	—	$759,109	$—
Shares redeemed	(1,863)	—	(53,496)	—
Net increase (decrease)	24,686	—	$705,613	$—
Class C
Shares sold	63,361	—	$1,804,133	$—
Shares redeemed	(17)	—	(530)	—
Net increase (decrease)	63,344	—	$1,803,603	$—

International Discovery
Fund
Shares sold	73,475,478	46,698,105	$ 2,106,762,661	$1,135,826,685
Reinvestment of
distributions	780,847	435,617	21,434,265	9,888,485
Shares redeemed	(32,072,087)	(17,322,166)	(909,132,021)	(420,361,799)
Net increase (decrease)	42,184,238	29,811,556	$ 1,219,064,905	$725,353,371

Institutional Class
Shares sold	364,765	—	$10,479,191	$—
Shares redeemed	(47,766)	—	(1,415,764)	—
Net increase (decrease)	316,999	—	$9,063,427	$—

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity In ternational Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2005

Annual Report

42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

Annual Report

44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Aca demy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

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46

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

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Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

William Kennedy (37)

Year of Election or Appointment: 2005

Vice President of the fund. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and manager.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

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Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Trea surer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

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Distributions

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/5/05	12/2/05	$.33	$1.40

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended October 31, 2005, $125,101,084, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

53 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

55 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the returns of the retail class of the fund, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2004.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the retail class.

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The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one year period and the first quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that, beginning September 1, 2005, the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative

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Board Approval of Investment Advisory Contracts and Management Fees continued

performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also consid ered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

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Board Approval of Investment Advisory Contracts and Management Fees continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

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The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

61 Annual Report

Annual Report

62

63 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

AIDI-UANN-1205 1.806657.100

Fidelity® International Small Cap Opportunities Fund

Annual Report October 31, 2005

Contents

Chairman’s Message	68	Ned Johnson’s message to shareholders.
Shareholder Expense	69	An example of shareholder expenses.
Example
Investment Summary	71	A summary of the fund’s investments.
Investments	73	A complete list of the fund’s investments
		with their market values.
Financial Statements	79	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	89	Notes to the financial statements.
Report of Independent	97
Registered Public
Accounting Firm
Trustees and Officers	98
Distributions	108
Board Approval of	109
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 66

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

67 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 68

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 2, 2005 to October 31, 2005). The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

69 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account Value	Expenses Paid
	Account Value	October 31, 2005	During Period
Class A
Actual	$1,000.00	$1,041.00	$4.20B
HypotheticalA	$1,000.00	$1,016.89	$8.39C
Class T
Actual	$1,000.00	$1,038.00	$4.83B
HypotheticalA	$1,000.00	$1,015.63	$9.65C
Class B
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Class C
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Fidelity International Small Cap
Opportunities Fund
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C
Institutional Class
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C

A 5% return per year before expenses
B Actual expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by
91/365 (to reflect the period August 2, 2005 to October 31, 2005).
C Hypothetical expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
Fidelity International Small Cap Opportunities Fund	1.40%
Institutional Class	1.40%

Annual Report 70

Investment Summary

Asset Allocation
% of fund’s
net assets
Stocks	100.6
Net Other Assets	(0.6)
Top Ten Stocks as of October 31, 2005
% of fund’s
net assets
CSL Ltd. (Australia, Biotechnology)	2.1
Neopost SA (France, Office Electronics)	2.0
NTL, Inc. (United States of America, Media)	2.0
Alstom SA (France, Electrical Equipment)	1.7
Orion Corp. (Korea (South), Food Products)	1.6
Ryohin Keikaku Co. Ltd. (Japan, Multiline Retail)	1.5
KCI Konecranes Oyj (Finland, Machinery)	1.4
Teijin Ltd. (Japan, Chemicals)	1.4
PMP Ltd. (Australia, Commercial Services & Supplies)	1.4
Motech Industries, Inc. (Taiwan, Electrical Equipment)	1.4
16.5

71 Annual Report

Investments continued

Market Sectors as of October 31, 2005
% of fund’s
net assets
Industrials	26.5
Consumer Discretionary	17.0
Materials	12.4
Information Technology	12.1
Financials	12.0
Energy	10.5
Consumer Staples	5.9
Health Care	3.8
Telecommunication Services	0.4

Annual Report

72

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 100.6%
	Shares	Value (Note 1)

Australia – 5.7%
ABC Learning Centres Ltd.	230,000	$1,117,886
Bradken Ltd.	179,061	502,098
Computershare Ltd.	241,800	1,184,279
CSL Ltd.	158,300	4,438,824
Downer EDI Ltd.	451,175	2,051,186
PMP Ltd. (a)	2,516,300	2,963,462
TOTAL AUSTRALIA		12,257,735

Austria – 0.1%
IMMOFINANZ Immobilien Anlagen AG (a)	21,900	211,859
Bermuda – 0.8%
China Lotsynergy Holding Ltd. (a)	4,390,000	1,444,060
Paul Y. Engineering Group Ltd.	2,386,000	215,451
TOTAL BERMUDA		1,659,511

Canada 0.2%
Oilexco, Inc. (a)	106,500	360,711
China – 1.1%
China Sun Bio-chem Technology Group Co. Ltd.	661,000	171,704
Global Bio-Chem Technology Group Co. Ltd.	5,723,300	2,270,243
TOTAL CHINA		2,441,947

Finland – 3.1%
KCI Konecranes Oyj	69,650	3,026,619
Metso Corp.	81,800	2,127,853
Neste Oil Oyj	44,600	1,382,051
TOTAL FINLAND		6,536,523

France – 8.9%
Alstom SA (a)	74,962	3,593,529
BVRP Software SA (a)	16,300	381,413
Compagnie Generale de Geophysique SA (a)	25,000	2,180,227
Elior SA	140,000	1,825,936
Infovista SA (a)	68,700	383,770
Neopost SA	45,100	4,352,122
Nexity	27,693	1,264,473
Silicon On Insulator Technologies SA (SOITEC) (a)	139,200	2,084,156
Vallourec SA	6,500	2,921,953
TOTAL FRANCE		18,987,579

Germany – 6.7%
CeWe Color Holding AG	28,800	1,525,961

See accompanying notes which are an integral part of the financial statements.

73		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Germany – continued
ESCADA AG (a)	25,000	$635,338
Fielmann AG	4,500	307,210
Fresenius AG	4,800	619,073
MTU Aero Engines Holding AG	92,600	2,691,853
Muehlbauer Holding AG & Co.	7,400	340,814
Norddeutsche Affinerie AG	6,500	139,085
Rheinmetall AG	6,400	393,804
Salzgitter AG	30,000	1,313,351
SolarWorld AG	20,000	2,702,462
Techem AG (a)	27,000	1,074,560
United Internet AG	77,400	2,500,509
TOTAL GERMANY		14,244,020

Hong Kong – 1.5%
Burwill Holdings Ltd.	2,482,000	192,103
Hanny Holdings Ltd.	2,018,402	1,132,603
Hengan International Group Co. Ltd.	313,400	291,080
PYI Corp. Ltd.	5,333,752	1,018,299
Techtronic Industries Co. Ltd.	214,500	527,112
TOTAL HONG KONG		3,161,197

Ireland – 0.1%
DEPFA BANK PLC	10,700	166,746
Italy 1.0%
Banca Italease Spa	98,100	2,075,476
Japan 35.3%
Aeon Co. Ltd.	55,800	1,159,769
Aoyama Trading Co. Ltd.	16,400	494,253
Argo Graphics, Inc.	46,400	1,084,946
Asics Corp.	43,000	370,898
Bals Corp.	291	937,480
Bank of Nagoya Ltd.	153,000	1,381,981
Capcom Co. Ltd.	22,500	226,810
Chiyoda Corp.	100,000	1,727,703
Chiyoda Integre Co. Ltd.	60,400	1,532,607
Daikin Industries Ltd.	39,900	1,043,533
E*TRADE Securities Co. Ltd.	285	1,498,165
EDION Corp.	160,000	2,520,455
Excite Japan Co. Ltd	138	838,962
Fujikura Ltd.	175,000	1,133,616
Hitachi Metals Ltd.	212,000	2,182,951
Hokuhoku Financial Group, Inc.	436,000	1,808,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

74

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
Hokuto Corp.	8,200	$133,079
Ibiden Co. Ltd.	23,700	960,551
Ichiyoshi Securities Co. Ltd.	267,200	2,869,355
Intelligent Wave, Inc.	845	2,802,733
Isuzu Motors Ltd.	250,000	976,434
Japan Steel Works Ltd	162,000	580,820
JGC Corp.	141,000	2,309,069
Joint Corp.	22,700	1,234,559
JSR Corp.	69,600	1,648,514
Kayaba Industry Co. Ltd.	196,000	775,708
Miraial Co. Ltd.	28,700	2,440,729
Mitsui Engineering & Shipbuilding Co.	599,000	1,442,108
Mitsui Mining & Smelting Co. Ltd.	380,000	2,171,970
Modec, Inc.	45,300	1,278,916
Nabtesco Corp.	132,000	1,112,277
NGK Insulators Ltd.	81,000	968,735
NGK Spark Plug Co. Ltd.	66,000	1,062,550
Nifco, Inc.	25,000	421,750
Nisshin Fudosan Co. Ltd.	119,900	1,769,355
Nissin Co. Ltd.	386,600	562,467
Nissin Co. Ltd. New	323,600	465,203
Omron Corp.	26,500	627,667
Ryohin Keikaku Co. Ltd.	46,900	3,127,446
Saint Marc Co. Ltd.	2,600	131,721
Sammy NetWorks Co. Ltd.	46	577,633
Sega Sammy Holdings, Inc.	11,200	403,494
Sega Sammy Holdings, Inc. New	22,400	812,809
Seiyu Ltd. (a)	795,000	1,631,705
SFCG Co. Ltd.	990	239,117
Sugi Pharmacy Co. Ltd.	49,200	1,908,839
Sumisho Lease Co. Ltd.	5,400	257,207
Sumitomo Titanium Corp. New	5,100	574,169
Take & Give Needs Co. Ltd. (a)	2,000	2,805,894
Techmatrix Corp.	128	279,342
Teijin Ltd	500,000	2,987,757
Telewave, Inc.	46	268,898
The Sumitomo Warehouse Co. Ltd.	200,000	1,555,366
Toho Tenax Co. Ltd. (a)	313,000	1,263,154
Tokuyama Corp.	93,000	926,205
Tokyo Seimitsu Co. Ltd.	8,400	386,278
Tokyu Land Corp.	120,000	955,043
Toray Industries, Inc.	200,000	1,115,429

See accompanying notes which are an integral part of the financial statements.

75 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
UFJ Central Leasing Co. Ltd.	11,200	$622,701
Venture Link Co. Ltd. (a)	960,300	2,852,510
Yasuragi Co. Ltd. (a)	26,100	881,518
Yuraku Real Estate Co. Ltd.	56,000	326,869
TOTAL JAPAN		75,448,406

Korea (South) 8.1%
Daewoo Securities Co. Ltd. (a)	242,110	2,608,943
Hyundai Department Store Co. Ltd.	20,090	1,333,560
Hyundai Mipo Dockyard Co. Ltd.	27,350	1,689,726
Korea Investment Holdings Co. Ltd.	103,090	2,646,371
LG Card Co. Ltd. (a)	53,290	1,924,360
Orion Corp.	17,322	3,359,869
Shinhan Financial Group Co. Ltd.	83,240	2,774,665
Yedang Entertainment Co. Ltd. (a)	65,000	1,008,620
TOTAL KOREA (SOUTH)		17,346,114

Luxembourg 0.2%
Stolt-Nielsen SA	15,000	527,974
Mexico – 0.8%
Grupo Mexico SA de CV Series B	933,120	1,800,318
Netherlands – 1.4%
Fugro NV (Certificaten Van Aandelen) unit	72,700	1,964,341
Koninklijke Boskalis Westminster NV (Certificaten Van
Aandelen)	19,300	958,982
TOTAL NETHERLANDS		2,923,323

Norway 3.1%
Det Norske Oljeselskap ASA (DNO) (A Shares)	422,100	2,069,627
Fred Olsen Energy ASA (a)	75,400	2,080,280
Norse Energy Corp. ASA (a)	686,000	362,718
Petroleum Geo-Services ASA (a)	52,800	1,339,072
Schibsted ASA (B Shares)	24,600	708,961
TOTAL NORWAY		6,560,658

Poland – 0.0%
Powszechna Kasa Oszczednosci Bank SA	3,900	32,793
Singapore – 0.6%
STATS ChipPAC Ltd. (a)	2,364,000	1,297,943
South Africa 0.5%
Steinhoff International Holdings Ltd.	448,000	1,172,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

76

Common Stocks continued
	Shares	Value (Note 1)

Sweden – 3.1%
Boliden AB (a)	501,000	$2,561,147
Eniro AB	111,300	1,216,233
Gambro AB (B Shares)	42,600	599,280
International Business Systems AB (IBS) (B Shares) (a)	69,000	173,333
Lindex AB	36,500	1,771,923
Modern Times Group AB (MTG) (B Shares) (a)	5,050	193,144
TOTAL SWEDEN		6,515,060

Switzerland – 1.3%
Actelion Ltd. (Reg.) (a)	19,913	2,239,759
Phonak Holding AG	5,608	233,821
Sika AG (Bearer)	533	379,548
TOTAL SWITZERLAND		2,853,128

Taiwan 1.6%
Chipbond Technology Corp.	376,000	487,489
Motech Industries, Inc.	269,000	2,934,414
TOTAL TAIWAN		3,421,903

Turkey 0.8%
Tupras Turkiye Petrol Rafinerileri AS	100,000	1,709,212
United Kingdom – 7.3%
AMEC PLC	122,600	740,165
British Land Co. PLC	59,200	932,815
Burren Energy PLC	100,000	1,416,360
Carillion PLC	83,000	407,779
Development Securities PLC	37,100	301,817
Hunting PLC	500,000	2,525,104
Inchcape PLC	33,000	1,203,552
Informa PLC	12,200	80,836
ITE Group PLC	154,700	309,494
London Clubs International PLC (a)	70,200	151,007
Meggitt PLC	466,200	2,496,786
Rank Group PLC	32,700	171,365
Richmond Foods PLC	195,300	1,772,066
Sportingbet PLC	544,701	2,840,058
Stanley Leisure PLC	8,373	89,982
Urban Dining PLC (a)	116,100	81,192
TOTAL UNITED KINGDOM		15,520,378

United States of America – 7.3%
Airgas, Inc.	85,100	2,405,777

See accompanying notes which are an integral part of the financial statements.

77 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

United States of America – continued
Covad Communications Group, Inc. (a)	984,000	$875,760
NTL, Inc. (a)	70,100	4,298,532
Oil States International, Inc. (a)	15,200	503,120
Plains Exploration & Production Co. (a)	72,500	2,827,500
RTI International Metals, Inc. (a)	51,500	1,726,280
Titanium Metals Corp. (a)	62,000	2,926,400
TOTAL UNITED STATES OF AMERICA		15,563,369

TOTAL COMMON STOCKS
(Cost $213,598,275)		214,796,294

TOTAL INVESTMENT PORTFOLIO 100.6%
(Cost $213,598,275)		214,796,294

NET OTHER ASSETS – (0.6)%		(1,339,807)
NET ASSETS 100%		$213,456,487

Legend (a) Non-income producing

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,072,229 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

78

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $213,598,275)
See accompanying schedule		$214,796,294
Foreign currency held at value (cost $11,965)		11,965
Receivable for investments sold		11,394,843
Receivable for fund shares sold		3,250,912
Dividends receivable		95,243
Interest receivable		13,037
Prepaid expenses		65,808
Receivable from investment adviser for expense
reductions		112,637
Other affiliated receivables		609
Other receivables		26,122
Total assets		229,767,470

Liabilities
Payable to custodian bank	$1,588,751
Payable for investments purchased	14,257,737
Payable for fund shares redeemed	38,935
Accrued management fee	137,069
Distribution fees payable	5,670
Other affiliated payables	51,769
Other payables and accrued expenses	231,052
Total liabilities		16,310,983

Net Assets		$213,456,487
Net Assets consist of:
Paid in capital		$215,542,869
Undistributed net investment income		25,213
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(3,306,615)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,195,020
Net Assets		$213,456,487

See accompanying notes which are an integral part of the financial statements.

79 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($5,532,847 ÷ 531,609 shares)	$10.41
Maximum offering price per share (100/94.25 of
$10.41)	$11.05
Class T:
Net Asset Value and redemption price per share
($2,704,469 ÷ 260,435 shares)	$10.38
Maximum offering price per share (100/96.50 of
$10.38)	$10.76
Class B:
Net Asset Value and offering price per share
($1,704,690 ÷ 164,338 shares)A	$10.37
Class C:
Net Asset Value and offering price per share
($3,316,682 ÷ 319,752 shares)A	$10.37
Fidelity International Small Cap Opportunities
Fund:
Net Asset Value, offering price and redemption
price per share ($197,348,717 ÷ 18,973,897
shares)	$10.40
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($2,849,082 ÷ 274,003
shares)	$10.40
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 80

Statement of Operations
August 2, 2005 (commencement of operations) to October 31, 2005

Investment Income
Dividends		$333,348
Interest		61,715
		395,063
Less foreign taxes withheld		(14,276)
Total income		380,787

Expenses
Management fee	$227,382
Transfer agent fees	85,754
Distribution fees	11,741
Accounting fees and expenses	14,376
Independent trustees’ compensation	42
Custodian fees and expenses	131,764
Registration fees	89,351
Audit	46,278
Miscellaneous	1,050
Total expenses before reductions	607,738
Expense reductions	(252,181)	355,557

Net investment income (loss)		25,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $6,741) .	(3,249,999)
Foreign currency transactions	(56,633)
Total net realized gain (loss)		(3,306,632)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,198,019
Assets and liabilities in foreign currencies	(2,999)
Total change in net unrealized appreciation
(depreciation)		1,195,020
Net gain (loss)		(2,111,612)
Net increase (decrease) in net assets resulting from
operations		$(2,086,382)

See accompanying notes which are an integral part of the financial statements.

81		Annual Report

Financial Statements continued

Statement of Changes in Net Assets
August 2, 2005
(commencement
of operations) to
October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,230
Net realized gain (loss)	(3,306,632)
Change in net unrealized appreciation (depreciation)	1,195,020
Net increase (decrease) in net assets resulting
from operations	(2,086,382)
Share transactions - net increase (decrease)	215,410,790
Redemption fees	132,079
Total increase (decrease) in net assets	213,456,487

Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $25,213)	$213,456,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

82

Financial Highlights Class A
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	—I
Net realized and unrealized gain (loss)	40F
Total from investment operations	40
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.41
Total ReturnB,C,D	4.10%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.67%A
Expenses net of voluntary waivers, if any	1.65%A
Expenses net of all reductions	1.54%A
Net investment income (loss)	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,533
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

83 Annual Report

Financial Highlights Class T
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	38F
Total from investment operations	37
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.38
Total ReturnB,C,D	3.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.92%A
Expenses net of voluntary waivers, if any	1.90%A
Expenses net of all reductions	1.78%A
Net investment income (loss)	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,704
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

84

Financial Highlights Class B
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.43%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.27%A
Net investment income (loss)	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,705
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

85 Annual Report

Financial Highlights Class C
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D,	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.32%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.29%A
Net investment income (loss)	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$3,317
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

86

Financial Highlights Fidelity International Small Cap Opportunities Fund
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.31%A
Net investment income (loss)	14%A
Supplemental Data
Net assets, end of period (000 omitted)	$197,349
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

87 Annual Report

Financial Highlights Institutional Class
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.29%A
Net investment income (loss)	16%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,849
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

88

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, reg ulatory, and political uncertainties and can be extremely volatile. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses indepen dent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

89 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

90

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,432,980
Unrealized depreciation	(8,507,152)
Net unrealized appreciation (depreciation)	925,828
Undistributed ordinary income	57,206
Capital loss carryforward	(3,072,229)

Cost for federal income tax purposes	$213,870,466

Short Term Trading (Redemption) Fees. Shares purchased and held in the fund less than 90 days will be subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

91 Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $282,288,880 and $65,440,601, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. The fund’s performance adjustment will not take effect until July 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .86% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

92

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,456	$459
Class T	25%	.25%	1,976	990
Class B	75%	.25%	2,894	2,675
Class C	75%	.25%	5,415	5,257
			$11,741	$9,381

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$12,750
Class T	2,294
Class B*	10
Class C*	231
$15,285

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity International Small Cap Opportu nities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

93 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,158	.36*
Class T	1,388	.34*
Class B	830	.28*
Class C	1,495	.27*
Fidelity International Small Cap Opportunities Fund	78,812	.33*
Institutional Class	1,071	.21*
	$85,754
* Annualized

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $55,685 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,977 for the period.

Annual Report

94

5. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.65%	$6,027
Class T	1.90%	4,117
Class B	2.40%	3,055
Class C	2.40%	5,067
Fidelity International Small Cap Opportunities Fund .	1.40%	205,242
Institutional Class	1.40%	4,405

		$227,913

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $23,569 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $89. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$124
Class T	120
Class B	123
Class C	120
Institutional Class	123
$610

6. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

95 Annual Report

Notes to Financial Statements continued

7. Share Transactions.

Transactions for each class of shares were as follows:
	Shares	Dollars
	Year ended	Year ended
	October 31, 2005A	October 31, 2005A
Class A
Shares sold	533,911	$5,543,122
Shares redeemed	(2,302)	(24,252)
Net increase (decrease)	531,609	$5,518,870
Class T
Shares sold	262,396	$2,707,886
Shares redeemed	(1,961)	(19,686)
Net increase (decrease)	260,435	$2,688,200
Class B
Shares sold	169,923	$1,745,697
Shares redeemed	(5,585)	(57,751)
Net increase (decrease)	164,338	$1,687,946
Class C
Shares sold	322,125	$3,329,826
Shares redeemed	(2,373)	(24,472)
Net increase (decrease)	319,752	$3,305,354
Fidelity International Small Cap Opportunities Fund
Shares sold	19,620,455	$205,992,728
Shares redeemed	(646,558)	(6,587,124)
Net increase (decrease)	18,973,897	$199,405,604
Institutional Class
Shares sold	274,003	$2,804,816
Net increase (decrease)	274,003	$2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

96

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s manage ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005

97 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s statement of additional information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

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98

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Small Cap Opportuni ties (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity En terprise Operations and Risk Services (2004 2005), Chief Administra tive Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

99 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

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100

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Acad emy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Pre viously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (cus tomer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

101 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

102

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

103 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of International Small Cap Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Annual Report

104

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2005

Secretary of International Small Cap Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Sec retary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2005

Assistant Secretary of International Small Cap Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an em ployee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2005

President, Treasurer, and Anti Money Laundering (AML) officer of Inter national Small Cap Opportunities. Ms. Reynolds also serves as Presi dent, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of International Small Cap Opportunities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pric ing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2005

Chief Compliance Officer of International Small Cap Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

105 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation John R. Hebble (47)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Mehr mann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Ms. Mon asterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity In vestments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

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106

Name, Age; Principal Occupation Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Oster held also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before join ing Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Man agement, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

107 Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small	12/12/05	12/09/05	—	$.003
Cap Opportunities Fund

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

108

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

On July 21, 2005, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quanti tative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

109 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge.

Investment Performance. Fidelity International Small Cap Opportunities Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund’s Advisory Contracts.

The Board considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment perfor mance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s proposed management fee and projected total operating expenses in reviewing the Advisory Contracts. The Board noted that the fund’s proposed manage ment fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund’s management fee and the total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part

Annual Report

110

based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be approved.

111 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

ILS-UANN-1205 1.815061.101

Fidelity Advisor International Small Cap Opportunities Fund - Class A, Class T, Class B and Class C

Annual Report October 31, 2005

Class A, Class T, Class B and Class C are classes of Fidelity® International Small Cap Opportunities Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Shareholder Expense	5	An example of shareholder expenses.
Example
Investment Summary	7	A summary of the fund’s investments.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 2, 2005 to October 31, 2005). The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account Value	Expenses Paid
	Account Value	October 31, 2005	During Period
Class A
Actual	$1,000.00	$1,041.00	$4.20B
HypotheticalA	$1,000.00	$1,016.89	$8.39C
Class T
Actual	$1,000.00	$1,038.00	$4.83B
HypotheticalA	$1,000.00	$1,015.63	$9.65C
Class B
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Class C
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Fidelity International Small Cap
Opportunities Fund
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C
Institutional Class
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C

A 5% return per year before expenses B Actual expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by
91/365 (to reflect the period August 2, 2005 to October 31, 2005).
C Hypothetical expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
Fidelity International Small Cap Opportunities Fund	1.40%
Institutional Class	1.40%

Annual Report

6

Investment Summary

Asset Allocation
% of
net assets
Stocks	100.6
Net Other Assets	(0.6)
Top Ten Stocks as of October 31, 2005
% of
net assets
CSL Ltd. (Australia, Biotechnology)	2.1
Neopost SA (France, Office Electronics)	2.0
NTL, Inc. (United States of America, Media)	2.0
Alstom SA (France, Electrical Equipment)	1.7
Orion Corp. (Korea (South), Food Products)	1.6
Ryohin Keikaku Co. Ltd. (Japan, Multiline Retail)	1.5
KCI Konecranes Oyj (Finland, Machinery)	1.4
Teijin Ltd. (Japan, Chemicals)	1.4
PMP Ltd. (Australia, Commercial Services & Supplies)	1.4
Motech Industries, Inc. (Taiwan, Electrical Equipment)	1.4
16.5

7 Annual Report

Investments continued

Market Sectors as of October 31, 2005
% of fund’s
net assets
Industrials	26.5
Consumer Discretionary	17.0
Materials	12.4
Information Technology	12.1
Financials	12.0
Energy	10.5
Consumer Staples	5.9
Health Care	3.8
Telecommunication Services	0.4

Annual Report

8

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 100.6%
	Shares	Value (Note 1)

Australia – 5.7%
ABC Learning Centres Ltd.	230,000	$1,117,886
Bradken Ltd.	179,061	502,098
Computershare Ltd.	241,800	1,184,279
CSL Ltd.	158,300	4,438,824
Downer EDI Ltd.	451,175	2,051,186
PMP Ltd. (a)	2,516,300	2,963,462
TOTAL AUSTRALIA		12,257,735

Austria – 0.1%
IMMOFINANZ Immobilien Anlagen AG (a)	21,900	211,859
Bermuda – 0.8%
China Lotsynergy Holding Ltd. (a)	4,390,000	1,444,060
Paul Y. Engineering Group Ltd.	2,386,000	215,451
TOTAL BERMUDA		1,659,511

Canada 0.2%
Oilexco, Inc. (a)	106,500	360,711
China – 1.1%
China Sun Bio-chem Technology Group Co. Ltd.	661,000	171,704
Global Bio-Chem Technology Group Co. Ltd.	5,723,300	2,270,243
TOTAL CHINA		2,441,947

Finland – 3.1%
KCI Konecranes Oyj	69,650	3,026,619
Metso Corp.	81,800	2,127,853
Neste Oil Oyj	44,600	1,382,051
TOTAL FINLAND		6,536,523

France – 8.9%
Alstom SA (a)	74,962	3,593,529
BVRP Software SA (a)	16,300	381,413
Compagnie Generale de Geophysique SA (a)	25,000	2,180,227
Elior SA	140,000	1,825,936
Infovista SA (a)	68,700	383,770
Neopost SA	45,100	4,352,122
Nexity	27,693	1,264,473
Silicon On Insulator Technologies SA (SOITEC) (a)	139,200	2,084,156
Vallourec SA	6,500	2,921,953
TOTAL FRANCE		18,987,579

Germany – 6.7%
CeWe Color Holding AG	28,800	1,525,961

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Germany – continued
ESCADA AG (a)	25,000	$635,338
Fielmann AG	4,500	307,210
Fresenius AG	4,800	619,073
MTU Aero Engines Holding AG	92,600	2,691,853
Muehlbauer Holding AG & Co.	7,400	340,814
Norddeutsche Affinerie AG	6,500	139,085
Rheinmetall AG	6,400	393,804
Salzgitter AG	30,000	1,313,351
SolarWorld AG	20,000	2,702,462
Techem AG (a)	27,000	1,074,560
United Internet AG	77,400	2,500,509
TOTAL GERMANY		14,244,020

Hong Kong – 1.5%
Burwill Holdings Ltd.	2,482,000	192,103
Hanny Holdings Ltd.	2,018,402	1,132,603
Hengan International Group Co. Ltd.	313,400	291,080
PYI Corp. Ltd.	5,333,752	1,018,299
Techtronic Industries Co. Ltd.	214,500	527,112
TOTAL HONG KONG		3,161,197

Ireland – 0.1%
DEPFA BANK PLC	10,700	166,746
Italy 1.0%
Banca Italease Spa	98,100	2,075,476
Japan 35.3%
Aeon Co. Ltd.	55,800	1,159,769
Aoyama Trading Co. Ltd.	16,400	494,253
Argo Graphics, Inc.	46,400	1,084,946
Asics Corp.	43,000	370,898
Bals Corp.	291	937,480
Bank of Nagoya Ltd.	153,000	1,381,981
Capcom Co. Ltd.	22,500	226,810
Chiyoda Corp.	100,000	1,727,703
Chiyoda Integre Co. Ltd.	60,400	1,532,607
Daikin Industries Ltd.	39,900	1,043,533
E*TRADE Securities Co. Ltd.	285	1,498,165
EDION Corp.	160,000	2,520,455
Excite Japan Co. Ltd	138	838,962
Fujikura Ltd.	175,000	1,133,616
Hitachi Metals Ltd.	212,000	2,182,951
Hokuhoku Financial Group, Inc.	436,000	1,808,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
Hokuto Corp.	8,200	$133,079
Ibiden Co. Ltd.	23,700	960,551
Ichiyoshi Securities Co. Ltd.	267,200	2,869,355
Intelligent Wave, Inc.	845	2,802,733
Isuzu Motors Ltd.	250,000	976,434
Japan Steel Works Ltd	162,000	580,820
JGC Corp.	141,000	2,309,069
Joint Corp.	22,700	1,234,559
JSR Corp.	69,600	1,648,514
Kayaba Industry Co. Ltd.	196,000	775,708
Miraial Co. Ltd.	28,700	2,440,729
Mitsui Engineering & Shipbuilding Co.	599,000	1,442,108
Mitsui Mining & Smelting Co. Ltd.	380,000	2,171,970
Modec, Inc.	45,300	1,278,916
Nabtesco Corp.	132,000	1,112,277
NGK Insulators Ltd.	81,000	968,735
NGK Spark Plug Co. Ltd.	66,000	1,062,550
Nifco, Inc.	25,000	421,750
Nisshin Fudosan Co. Ltd.	119,900	1,769,355
Nissin Co. Ltd.	386,600	562,467
Nissin Co. Ltd. New	323,600	465,203
Omron Corp.	26,500	627,667
Ryohin Keikaku Co. Ltd.	46,900	3,127,446
Saint Marc Co. Ltd.	2,600	131,721
Sammy NetWorks Co. Ltd.	46	577,633
Sega Sammy Holdings, Inc.	11,200	403,494
Sega Sammy Holdings, Inc. New	22,400	812,809
Seiyu Ltd. (a)	795,000	1,631,705
SFCG Co. Ltd.	990	239,117
Sugi Pharmacy Co. Ltd.	49,200	1,908,839
Sumisho Lease Co. Ltd.	5,400	257,207
Sumitomo Titanium Corp. New	5,100	574,169
Take & Give Needs Co. Ltd. (a)	2,000	2,805,894
Techmatrix Corp.	128	279,342
Teijin Ltd	500,000	2,987,757
Telewave, Inc.	46	268,898
The Sumitomo Warehouse Co. Ltd.	200,000	1,555,366
Toho Tenax Co. Ltd. (a)	313,000	1,263,154
Tokuyama Corp.	93,000	926,205
Tokyo Seimitsu Co. Ltd.	8,400	386,278
Tokyu Land Corp.	120,000	955,043
Toray Industries, Inc.	200,000	1,115,429

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
UFJ Central Leasing Co. Ltd.	11,200	$622,701
Venture Link Co. Ltd. (a)	960,300	2,852,510
Yasuragi Co. Ltd. (a)	26,100	881,518
Yuraku Real Estate Co. Ltd.	56,000	326,869
TOTAL JAPAN		75,448,406

Korea (South) 8.1%
Daewoo Securities Co. Ltd. (a)	242,110	2,608,943
Hyundai Department Store Co. Ltd.	20,090	1,333,560
Hyundai Mipo Dockyard Co. Ltd.	27,350	1,689,726
Korea Investment Holdings Co. Ltd.	103,090	2,646,371
LG Card Co. Ltd. (a)	53,290	1,924,360
Orion Corp.	17,322	3,359,869
Shinhan Financial Group Co. Ltd.	83,240	2,774,665
Yedang Entertainment Co. Ltd. (a)	65,000	1,008,620
TOTAL KOREA (SOUTH)		17,346,114

Luxembourg 0.2%
Stolt-Nielsen SA	15,000	527,974
Mexico – 0.8%
Grupo Mexico SA de CV Series B	933,120	1,800,318
Netherlands – 1.4%
Fugro NV (Certificaten Van Aandelen) unit	72,700	1,964,341
Koninklijke Boskalis Westminster NV (Certificaten Van
Aandelen)	19,300	958,982
TOTAL NETHERLANDS		2,923,323

Norway 3.1%
Det Norske Oljeselskap ASA (DNO) (A Shares)	422,100	2,069,627
Fred Olsen Energy ASA (a)	75,400	2,080,280
Norse Energy Corp. ASA (a)	686,000	362,718
Petroleum Geo-Services ASA (a)	52,800	1,339,072
Schibsted ASA (B Shares)	24,600	708,961
TOTAL NORWAY		6,560,658

Poland – 0.0%
Powszechna Kasa Oszczednosci Bank SA	3,900	32,793
Singapore – 0.6%
STATS ChipPAC Ltd. (a)	2,364,000	1,297,943
South Africa 0.5%
Steinhoff International Holdings Ltd.	448,000	1,172,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

Sweden – 3.1%
Boliden AB (a)	501,000	$2,561,147
Eniro AB	111,300	1,216,233
Gambro AB (B Shares)	42,600	599,280
International Business Systems AB (IBS) (B Shares) (a)	69,000	173,333
Lindex AB	36,500	1,771,923
Modern Times Group AB (MTG) (B Shares) (a)	5,050	193,144
TOTAL SWEDEN		6,515,060

Switzerland – 1.3%
Actelion Ltd. (Reg.) (a)	19,913	2,239,759
Phonak Holding AG	5,608	233,821
Sika AG (Bearer)	533	379,548
TOTAL SWITZERLAND		2,853,128

Taiwan 1.6%
Chipbond Technology Corp.	376,000	487,489
Motech Industries, Inc.	269,000	2,934,414
TOTAL TAIWAN		3,421,903

Turkey 0.8%
Tupras Turkiye Petrol Rafinerileri AS	100,000	1,709,212
United Kingdom – 7.3%
AMEC PLC	122,600	740,165
British Land Co. PLC	59,200	932,815
Burren Energy PLC	100,000	1,416,360
Carillion PLC	83,000	407,779
Development Securities PLC	37,100	301,817
Hunting PLC	500,000	2,525,104
Inchcape PLC	33,000	1,203,552
Informa PLC	12,200	80,836
ITE Group PLC	154,700	309,494
London Clubs International PLC (a)	70,200	151,007
Meggitt PLC	466,200	2,496,786
Rank Group PLC	32,700	171,365
Richmond Foods PLC	195,300	1,772,066
Sportingbet PLC	544,701	2,840,058
Stanley Leisure PLC	8,373	89,982
Urban Dining PLC (a)	116,100	81,192
TOTAL UNITED KINGDOM		15,520,378

United States of America – 7.3%
Airgas, Inc.	85,100	2,405,777
See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

United States of America – continued
Covad Communications Group, Inc. (a)	984,000	$875,760
NTL, Inc. (a)	70,100	4,298,532
Oil States International, Inc. (a)	15,200	503,120
Plains Exploration & Production Co. (a)	72,500	2,827,500
RTI International Metals, Inc. (a)	51,500	1,726,280
Titanium Metals Corp. (a)	62,000	2,926,400
TOTAL UNITED STATES OF AMERICA		15,563,369

TOTAL COMMON STOCKS
(Cost $213,598,275)		214,796,294

TOTAL INVESTMENT PORTFOLIO 100.6%
(Cost $213,598,275)		214,796,294

NET OTHER ASSETS – (0.6)%		(1,339,807)
NET ASSETS 100%		$213,456,487

Legend (a) Non-income producing

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,072,229 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $213,598,275)
See accompanying schedule		$214,796,294
Foreign currency held at value (cost $11,965)		11,965
Receivable for investments sold		11,394,843
Receivable for fund shares sold		3,250,912
Dividends receivable		95,243
Interest receivable		13,037
Prepaid expenses		65,808
Receivable from investment adviser for expense
reductions		112,637
Other affiliated receivables		609
Other receivables		26,122
Total assets		229,767,470

Liabilities
Payable to custodian bank	$1,588,751
Payable for investments purchased	14,257,737
Payable for fund shares redeemed	38,935
Accrued management fee	137,069
Distribution fees payable	5,670
Other affiliated payables	51,769
Other payables and accrued expenses	231,052
Total liabilities		16,310,983

Net Assets		$213,456,487
Net Assets consist of:
Paid in capital		$215,542,869
Undistributed net investment income		25,213
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(3,306,615)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,195,020
Net Assets		$213,456,487

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($5,532,847 ÷ 531,609 shares)	$10.41
Maximum offering price per share (100/94.25 of
$10.41)	$11.05
Class T:
Net Asset Value and redemption price per share
($2,704,469 ÷ 260,435 shares)	$10.38
Maximum offering price per share (100/96.50 of
$10.38)	$10.76
Class B:
Net Asset Value and offering price per share
($1,704,690 ÷ 164,338 shares)A	$10.37
Class C:
Net Asset Value and offering price per share
($3,316,682 ÷ 319,752 shares)A	$10.37
Fidelity International Small Cap Opportunities
Fund:
Net Asset Value, offering price and redemption
price per share ($197,348,717 ÷ 18,973,897
shares)	$10.40
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($2,849,082 ÷ 274,003
shares)	$10.40
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Statement of Operations
August 2, 2005 (commencement of operations) to October 31, 2005

Investment Income
Dividends		$333,348
Interest		61,715
		395,063
Less foreign taxes withheld		(14,276)
Total income		380,787

Expenses
Management fee	$227,382
Transfer agent fees	85,754
Distribution fees	11,741
Accounting fees and expenses	14,376
Independent trustees’ compensation	42
Custodian fees and expenses	131,764
Registration fees	89,351
Audit	46,278
Miscellaneous	1,050
Total expenses before reductions	607,738
Expense reductions	(252,181)	355,557

Net investment income (loss)		25,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $6,741) .	(3,249,999)
Foreign currency transactions	(56,633)
Total net realized gain (loss)		(3,306,632)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,198,019
Assets and liabilities in foreign currencies	(2,999)
Total change in net unrealized appreciation
(depreciation)		1,195,020
Net gain (loss)		(2,111,612)
Net increase (decrease) in net assets resulting from
operations		$(2,086,382)

See accompanying notes which are an integral part of the financial statements.

17		Annual Report

Financial Statements continued

Statement of Changes in Net Assets
August 2, 2005
(commencement
of operations) to
October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,230
Net realized gain (loss)	(3,306,632)
Change in net unrealized appreciation (depreciation)	1,195,020
Net increase (decrease) in net assets resulting
from operations	(2,086,382)
Share transactions - net increase (decrease)	215,410,790
Redemption fees	132,079
Total increase (decrease) in net assets	213,456,487

Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $25,213)	$213,456,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights Class A
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	—I
Net realized and unrealized gain (loss)	40F
Total from investment operations	40
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.41
Total ReturnB,C,D	4.10%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.67%A
Expenses net of voluntary waivers, if any	1.65%A
Expenses net of all reductions	1.54%A
Net investment income (loss)	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,533
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights Class T
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	38F
Total from investment operations	37
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.38
Total ReturnB,C,D	3.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.92%A
Expenses net of voluntary waivers, if any	1.90%A
Expenses net of all reductions	1.78%A
Net investment income (loss)	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,704
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class B
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.43%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.27%A
Net investment income (loss)	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,705
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class C
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D,	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.32%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.29%A
Net investment income (loss)	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$3,317
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Fidelity International Small Cap Opportunities Fund
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.31%A
Net investment income (loss)	14%A
Supplemental Data
Net assets, end of period (000 omitted)	$197,349
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Institutional Class
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.29%A
Net investment income (loss)	16%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,849
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, reg ulatory, and political uncertainties and can be extremely volatile. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses indepen dent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

25 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

26

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,432,980
Unrealized depreciation	(8,507,152)
Net unrealized appreciation (depreciation)	925,828
Undistributed ordinary income	57,206
Capital loss carryforward	(3,072,229)

Cost for federal income tax purposes	$213,870,466

Short Term Trading (Redemption) Fees. Shares purchased and held in the fund less than 90 days will be subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

27 Annual Report

Notes to Financial Statements	continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $282,288,880 and $65,440,601, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. The fund’s performance adjustment will not take effect until July 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .86% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

28

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,456	$459
Class T	25%	.25%	1,976	990
Class B	75%	.25%	2,894	2,675
Class C	75%	.25%	5,415	5,257
			$11,741	$9,381

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$12,750
Class T	2,294
Class B*	10
Class C*	231
$15,285

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity International Small Cap Opportu nities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

29 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,158	.36*
Class T	1,388	.34*
Class B	830	.28*
Class C	1,495	.27*
Fidelity International Small Cap Opportunities Fund	78,812	.33*
Institutional Class	1,071	.21*
	$85,754
* Annualized

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $55,685 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,977 for the period.

Annual Report

30

5. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.65%	$6,027
Class T	1.90%	4,117
Class B	2.40%	3,055
Class C	2.40%	5,067
Fidelity International Small Cap Opportunities Fund .	1.40%	205,242
Institutional Class	1.40%	4,405

		$227,913

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $23,569 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $89. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$124
Class T	120
Class B	123
Class C	120
Institutional Class	123
$610

6. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

31 Annual Report

Notes to Financial Statements continued

7. Share Transactions.

Transactions for each class of shares were as follows:
	Shares	Dollars
	Year ended	Year ended
	October 31, 2005A	October 31, 2005A
Class A
Shares sold	533,911	$5,543,122
Shares redeemed	(2,302)	(24,252)
Net increase (decrease)	531,609	$5,518,870
Class T
Shares sold	262,396	$2,707,886
Shares redeemed	(1,961)	(19,686)
Net increase (decrease)	260,435	$2,688,200
Class B
Shares sold	169,923	$1,745,697
Shares redeemed	(5,585)	(57,751)
Net increase (decrease)	164,338	$1,687,946
Class C
Shares sold	322,125	$3,329,826
Shares redeemed	(2,373)	(24,472)
Net increase (decrease)	319,752	$3,305,354
Fidelity International Small Cap Opportunities Fund
Shares sold	19,620,455	$205,992,728
Shares redeemed	(646,558)	(6,587,124)
Net increase (decrease)	18,973,897	$199,405,604
Institutional Class
Shares sold	274,003	$2,804,816
Net increase (decrease)	274,003	$2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s manage ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to Individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR Corp (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

36

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teltech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

38

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System (1996 present).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Annual Report

40

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2005

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2005

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Annual Report

42

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

Annual Report

44

Distributions

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/05	12/9/05	—	$.003

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

On July 21, 2005, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quanti tative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

46

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge.

Investment Performance. Fidelity International Small Cap Opportunities Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund’s Advisory Contracts.

The Board considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment perfor mance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s proposed management fee and projected total operating expenses in reviewing the Advisory Contracts. The Board noted that the fund’s proposed manage ment fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund’s management fee and the total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be approved.

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48

49 Annual Report

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51 Annual Report

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52

53 Annual Report

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55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

AILS-UANN-1205 1.815089.100

Fidelity Advisor International Small Cap Opportunities Fund - Institutional Class

Annual Report October 31, 2005

Institutional Class is a class of Fidelity® International Small Cap Opportunities Fund

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Shareholder Expense	5	An example of shareholder expenses.
Example
Investment Summary	7	A summary of the fund’s investments.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.advisor.fidelity.com.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b 1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 2, 2005 to October 31, 2005). The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account Value	Expenses Paid
	Account Value	October 31, 2005	During Period
Class A
Actual	$1,000.00	$1,041.00	$4.20B
HypotheticalA	$1,000.00	$1,016.89	$8.39C
Class T
Actual	$1,000.00	$1,038.00	$4.83B
HypotheticalA	$1,000.00	$1,015.63	$9.65C
Class B
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Class C
Actual	$1,000.00	$1,037.00	$6.09B
HypotheticalA	$1,000.00	$1,013.11	$12.18C
Fidelity International Small Cap
Opportunities Fund
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C
Institutional Class
Actual	$1,000.00	$1,040.00	$3.56B
HypotheticalA	$1,000.00	$1,018.15	$7.12C

A 5% return per year before expenses B Actual expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by
91/365 (to reflect the period August 2, 2005 to October 31, 2005).
C Hypothetical expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
Fidelity International Small Cap Opportunities Fund	1.40%
Institutional Class	1.40%

Annual Report

6

Investment Summary

Geographic Diversification (% of fund’s net assets)
As of October 31, 2005
Japan	35.3%
France	8.9%
Korea (South)	8.1%
United Kingdom	7.3%
United States of America	7.3%
Germany	6.7%
Australia	5.7%
Norway	3.1%
Finland	3.1%
Other	14.5%
Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation
% of fund’s
net assets
Stocks	100.6
Net Other Assets	(0.6)
Top Ten Stocks as of October 31, 2005
% of fund’s
net assets
CSL Ltd. (Australia, Biotechnology)	2.1
Neopost SA (France, Office Electronics)	2.0
NTL, Inc. (United States of America, Media)	2.0
Alstom SA (France, Electrical Equipment)	1.7
Orion Corp. (Korea (South), Food Products)	1.6
Ryohin Keikaku Co. Ltd. (Japan, Multiline Retail)	1.5
KCI Konecranes Oyj (Finland, Machinery)	1.4
Teijin Ltd. (Japan, Chemicals)	1.4
PMP Ltd. (Australia, Commercial Services & Supplies)	1.4
Motech Industries, Inc. (Taiwan, Electrical Equipment)	1.4
16.5

7 Annual Report

Investments continued

Market Sectors as of October 31, 2005
% of fund’s
net assets
Industrials	26.5
Consumer Discretionary	17.0
Materials	12.4
Information Technology	12.1
Financials	12.0
Energy	10.5
Consumer Staples	5.9
Health Care	3.8
Telecommunication Services	0.4

Annual Report

8

Investments October 31, 2005
Showing Percentage of Net Assets

Common Stocks 100.6%
	Shares	Value (Note 1)

Australia – 5.7%
ABC Learning Centres Ltd.	230,000	$1,117,886
Bradken Ltd.	179,061	502,098
Computershare Ltd.	241,800	1,184,279
CSL Ltd.	158,300	4,438,824
Downer EDI Ltd.	451,175	2,051,186
PMP Ltd. (a)	2,516,300	2,963,462
TOTAL AUSTRALIA		12,257,735

Austria – 0.1%
IMMOFINANZ Immobilien Anlagen AG (a)	21,900	211,859
Bermuda – 0.8%
China Lotsynergy Holding Ltd. (a)	4,390,000	1,444,060
Paul Y. Engineering Group Ltd.	2,386,000	215,451
TOTAL BERMUDA		1,659,511

Canada 0.2%
Oilexco, Inc. (a)	106,500	360,711
China – 1.1%
China Sun Bio-chem Technology Group Co. Ltd.	661,000	171,704
Global Bio-Chem Technology Group Co. Ltd.	5,723,300	2,270,243
TOTAL CHINA		2,441,947

Finland – 3.1%
KCI Konecranes Oyj	69,650	3,026,619
Metso Corp.	81,800	2,127,853
Neste Oil Oyj	44,600	1,382,051
TOTAL FINLAND		6,536,523

France – 8.9%
Alstom SA (a)	74,962	3,593,529
BVRP Software SA (a)	16,300	381,413
Compagnie Generale de Geophysique SA (a)	25,000	2,180,227
Elior SA	140,000	1,825,936
Infovista SA (a)	68,700	383,770
Neopost SA	45,100	4,352,122
Nexity	27,693	1,264,473
Silicon On Insulator Technologies SA (SOITEC) (a)	139,200	2,084,156
Vallourec SA	6,500	2,921,953
TOTAL FRANCE		18,987,579

Germany – 6.7%
CeWe Color Holding AG	28,800	1,525,961

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Germany – continued
ESCADA AG (a)	25,000	$635,338
Fielmann AG	4,500	307,210
Fresenius AG	4,800	619,073
MTU Aero Engines Holding AG	92,600	2,691,853
Muehlbauer Holding AG & Co.	7,400	340,814
Norddeutsche Affinerie AG	6,500	139,085
Rheinmetall AG	6,400	393,804
Salzgitter AG	30,000	1,313,351
SolarWorld AG	20,000	2,702,462
Techem AG (a)	27,000	1,074,560
United Internet AG	77,400	2,500,509
TOTAL GERMANY		14,244,020

Hong Kong – 1.5%
Burwill Holdings Ltd.	2,482,000	192,103
Hanny Holdings Ltd.	2,018,402	1,132,603
Hengan International Group Co. Ltd.	313,400	291,080
PYI Corp. Ltd.	5,333,752	1,018,299
Techtronic Industries Co. Ltd.	214,500	527,112
TOTAL HONG KONG		3,161,197

Ireland – 0.1%
DEPFA BANK PLC	10,700	166,746
Italy 1.0%
Banca Italease Spa	98,100	2,075,476
Japan 35.3%
Aeon Co. Ltd.	55,800	1,159,769
Aoyama Trading Co. Ltd.	16,400	494,253
Argo Graphics, Inc.	46,400	1,084,946
Asics Corp.	43,000	370,898
Bals Corp.	291	937,480
Bank of Nagoya Ltd.	153,000	1,381,981
Capcom Co. Ltd.	22,500	226,810
Chiyoda Corp.	100,000	1,727,703
Chiyoda Integre Co. Ltd.	60,400	1,532,607
Daikin Industries Ltd.	39,900	1,043,533
E*TRADE Securities Co. Ltd.	285	1,498,165
EDION Corp.	160,000	2,520,455
Excite Japan Co. Ltd	138	838,962
Fujikura Ltd.	175,000	1,133,616
Hitachi Metals Ltd.	212,000	2,182,951
Hokuhoku Financial Group, Inc.	436,000	1,808,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
Hokuto Corp.	8,200	$133,079
Ibiden Co. Ltd.	23,700	960,551
Ichiyoshi Securities Co. Ltd.	267,200	2,869,355
Intelligent Wave, Inc.	845	2,802,733
Isuzu Motors Ltd.	250,000	976,434
Japan Steel Works Ltd	162,000	580,820
JGC Corp.	141,000	2,309,069
Joint Corp.	22,700	1,234,559
JSR Corp.	69,600	1,648,514
Kayaba Industry Co. Ltd.	196,000	775,708
Miraial Co. Ltd.	28,700	2,440,729
Mitsui Engineering & Shipbuilding Co.	599,000	1,442,108
Mitsui Mining & Smelting Co. Ltd.	380,000	2,171,970
Modec, Inc.	45,300	1,278,916
Nabtesco Corp.	132,000	1,112,277
NGK Insulators Ltd.	81,000	968,735
NGK Spark Plug Co. Ltd.	66,000	1,062,550
Nifco, Inc.	25,000	421,750
Nisshin Fudosan Co. Ltd.	119,900	1,769,355
Nissin Co. Ltd.	386,600	562,467
Nissin Co. Ltd. New	323,600	465,203
Omron Corp.	26,500	627,667
Ryohin Keikaku Co. Ltd.	46,900	3,127,446
Saint Marc Co. Ltd.	2,600	131,721
Sammy NetWorks Co. Ltd.	46	577,633
Sega Sammy Holdings, Inc.	11,200	403,494
Sega Sammy Holdings, Inc. New	22,400	812,809
Seiyu Ltd. (a)	795,000	1,631,705
SFCG Co. Ltd.	990	239,117
Sugi Pharmacy Co. Ltd.	49,200	1,908,839
Sumisho Lease Co. Ltd.	5,400	257,207
Sumitomo Titanium Corp. New	5,100	574,169
Take & Give Needs Co. Ltd. (a)	2,000	2,805,894
Techmatrix Corp.	128	279,342
Teijin Ltd	500,000	2,987,757
Telewave, Inc.	46	268,898
The Sumitomo Warehouse Co. Ltd.	200,000	1,555,366
Toho Tenax Co. Ltd. (a)	313,000	1,263,154
Tokuyama Corp.	93,000	926,205
Tokyo Seimitsu Co. Ltd.	8,400	386,278
Tokyu Land Corp.	120,000	955,043
Toray Industries, Inc.	200,000	1,115,429

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

Japan – continued
UFJ Central Leasing Co. Ltd.	11,200	$622,701
Venture Link Co. Ltd. (a)	960,300	2,852,510
Yasuragi Co. Ltd. (a)	26,100	881,518
Yuraku Real Estate Co. Ltd.	56,000	326,869
TOTAL JAPAN		75,448,406

Korea (South) 8.1%
Daewoo Securities Co. Ltd. (a)	242,110	2,608,943
Hyundai Department Store Co. Ltd.	20,090	1,333,560
Hyundai Mipo Dockyard Co. Ltd.	27,350	1,689,726
Korea Investment Holdings Co. Ltd.	103,090	2,646,371
LG Card Co. Ltd. (a)	53,290	1,924,360
Orion Corp.	17,322	3,359,869
Shinhan Financial Group Co. Ltd.	83,240	2,774,665
Yedang Entertainment Co. Ltd. (a)	65,000	1,008,620
TOTAL KOREA (SOUTH)		17,346,114

Luxembourg 0.2%
Stolt-Nielsen SA	15,000	527,974
Mexico – 0.8%
Grupo Mexico SA de CV Series B	933,120	1,800,318
Netherlands – 1.4%
Fugro NV (Certificaten Van Aandelen) unit	72,700	1,964,341
Koninklijke Boskalis Westminster NV (Certificaten Van
Aandelen)	19,300	958,982
TOTAL NETHERLANDS		2,923,323

Norway 3.1%
Det Norske Oljeselskap ASA (DNO) (A Shares)	422,100	2,069,627
Fred Olsen Energy ASA (a)	75,400	2,080,280
Norse Energy Corp. ASA (a)	686,000	362,718
Petroleum Geo-Services ASA (a)	52,800	1,339,072
Schibsted ASA (B Shares)	24,600	708,961
TOTAL NORWAY		6,560,658

Poland – 0.0%
Powszechna Kasa Oszczednosci Bank SA	3,900	32,793
Singapore – 0.6%
STATS ChipPAC Ltd. (a)	2,364,000	1,297,943
South Africa 0.5%
Steinhoff International Holdings Ltd.	448,000	1,172,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)

Sweden – 3.1%
Boliden AB (a)	501,000	$2,561,147
Eniro AB	111,300	1,216,233
Gambro AB (B Shares)	42,600	599,280
International Business Systems AB (IBS) (B Shares) (a)	69,000	173,333
Lindex AB	36,500	1,771,923
Modern Times Group AB (MTG) (B Shares) (a)	5,050	193,144
TOTAL SWEDEN		6,515,060

Switzerland – 1.3%
Actelion Ltd. (Reg.) (a)	19,913	2,239,759
Phonak Holding AG	5,608	233,821
Sika AG (Bearer)	533	379,548
TOTAL SWITZERLAND		2,853,128

Taiwan 1.6%
Chipbond Technology Corp.	376,000	487,489
Motech Industries, Inc.	269,000	2,934,414
TOTAL TAIWAN		3,421,903

Turkey 0.8%
Tupras Turkiye Petrol Rafinerileri AS	100,000	1,709,212
United Kingdom – 7.3%
AMEC PLC	122,600	740,165
British Land Co. PLC	59,200	932,815
Burren Energy PLC	100,000	1,416,360
Carillion PLC	83,000	407,779
Development Securities PLC	37,100	301,817
Hunting PLC	500,000	2,525,104
Inchcape PLC	33,000	1,203,552
Informa PLC	12,200	80,836
ITE Group PLC	154,700	309,494
London Clubs International PLC (a)	70,200	151,007
Meggitt PLC	466,200	2,496,786
Rank Group PLC	32,700	171,365
Richmond Foods PLC	195,300	1,772,066
Sportingbet PLC	544,701	2,840,058
Stanley Leisure PLC	8,373	89,982
Urban Dining PLC (a)	116,100	81,192
TOTAL UNITED KINGDOM		15,520,378

United States of America – 7.3%
Airgas, Inc.	85,100	2,405,777

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

United States of America – continued
Covad Communications Group, Inc. (a)	984,000	$875,760
NTL, Inc. (a)	70,100	4,298,532
Oil States International, Inc. (a)	15,200	503,120
Plains Exploration & Production Co. (a)	72,500	2,827,500
RTI International Metals, Inc. (a)	51,500	1,726,280
Titanium Metals Corp. (a)	62,000	2,926,400
TOTAL UNITED STATES OF AMERICA		15,563,369

TOTAL COMMON STOCKS
(Cost $213,598,275)		214,796,294

TOTAL INVESTMENT PORTFOLIO 100.6%
(Cost $213,598,275)		214,796,294

NET OTHER ASSETS – (0.6)%		(1,339,807)
NET ASSETS 100%		$213,456,487

Legend (a) Non-income producing

Income Tax Information

At October 31, 2005, the fund had a capital loss carryforward of approximately $3,072,229 all of which will expire on October 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Statements

Statement of Assets and Liabilities
		October 31, 2005

Assets
Investment in securities, at value (cost $213,598,275)
See accompanying schedule		$214,796,294
Foreign currency held at value (cost $11,965)		11,965
Receivable for investments sold		11,394,843
Receivable for fund shares sold		3,250,912
Dividends receivable		95,243
Interest receivable		13,037
Prepaid expenses		65,808
Receivable from investment adviser for expense
reductions		112,637
Other affiliated receivables		609
Other receivables		26,122
Total assets		229,767,470

Liabilities
Payable to custodian bank	$1,588,751
Payable for investments purchased	14,257,737
Payable for fund shares redeemed	38,935
Accrued management fee	137,069
Distribution fees payable	5,670
Other affiliated payables	51,769
Other payables and accrued expenses	231,052
Total liabilities		16,310,983

Net Assets		$213,456,487
Net Assets consist of:
Paid in capital		$215,542,869
Undistributed net investment income		25,213
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(3,306,615)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,195,020
Net Assets		$213,456,487

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements continued

Statement of Assets and Liabilities continued
October 31, 2005

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share
($5,532,847 ÷ 531,609 shares)	$10.41
Maximum offering price per share (100/94.25 of
$10.41)	$11.05
Class T:
Net Asset Value and redemption price per share
($2,704,469 ÷ 260,435 shares)	$10.38
Maximum offering price per share (100/96.50 of
$10.38)	$10.76
Class B:
Net Asset Value and offering price per share
($1,704,690 ÷ 164,338 shares)A	$10.37
Class C:
Net Asset Value and offering price per share
($3,316,682 ÷ 319,752 shares)A	$10.37
Fidelity International Small Cap Opportunities
Fund:
Net Asset Value, offering price and redemption
price per share ($197,348,717 ÷ 18,973,897
shares)	$10.40
Institutional Class:
Net Asset Value, offering price and redemption
price per share ($2,849,082 ÷ 274,003
shares)	$10.40
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Statement of Operations
August 2, 2005 (commencement of operations) to October 31, 2005

Investment Income
Dividends		$333,348
Interest		61,715
		395,063
Less foreign taxes withheld		(14,276)
Total income		380,787

Expenses
Management fee	$227,382
Transfer agent fees	85,754
Distribution fees	11,741
Accounting fees and expenses	14,376
Independent trustees’ compensation	42
Custodian fees and expenses	131,764
Registration fees	89,351
Audit	46,278
Miscellaneous	1,050
Total expenses before reductions	607,738
Expense reductions	(252,181)	355,557

Net investment income (loss)		25,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $6,741) .	(3,249,999)
Foreign currency transactions	(56,633)
Total net realized gain (loss)		(3,306,632)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,198,019
Assets and liabilities in foreign currencies	(2,999)
Total change in net unrealized appreciation
(depreciation)		1,195,020
Net gain (loss)		(2,111,612)
Net increase (decrease) in net assets resulting from
operations		$(2,086,382)

See accompanying notes which are an integral part of the financial statements.

17		Annual Report

Financial Statements continued

Statement of Changes in Net Assets
August 2, 2005
(commencement
of operations) to
October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,230
Net realized gain (loss)	(3,306,632)
Change in net unrealized appreciation (depreciation)	1,195,020
Net increase (decrease) in net assets resulting
from operations	(2,086,382)
Share transactions - net increase (decrease)	215,410,790
Redemption fees	132,079
Total increase (decrease) in net assets	213,456,487

Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $25,213)	$213,456,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights Class A
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	—I
Net realized and unrealized gain (loss)	40F
Total from investment operations	40
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.41
Total ReturnB,C,D	4.10%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.67%A
Expenses net of voluntary waivers, if any	1.65%A
Expenses net of all reductions	1.54%A
Net investment income (loss)	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$5,533
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Highlights Class T
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.01)
Net realized and unrealized gain (loss)	38F
Total from investment operations	37
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.38
Total ReturnB,C,D	3.80%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.92%A
Expenses net of voluntary waivers, if any	1.90%A
Expenses net of all reductions	1.78%A
Net investment income (loss)	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,704
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the sales charges.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights Class B
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.43%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.27%A
Net investment income (loss)	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$1,705
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights Class C
Year ended October 31,	2005G
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)E	(.02)
Net realized and unrealized gain (loss)	38F
Total from investment operations	36
Redemption fees added to paid in capitalE	01
Net asset value, end of period	$10.37
Total ReturnB,C,D,	3.70%
Ratios to Average Net AssetsH
Expenses before expense reductions	3.32%A
Expenses net of voluntary waivers, if any	2.40%A
Expenses net of all reductions	2.29%A
Net investment income (loss)	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$3,317
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Total returns do not include the effect of the contingent deferred sales charge.
E Calculated based on average shares outstanding during the period.
F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
G For the period August 2, 2005 (commencement of operations) to October 31, 2005.
H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Highlights Fidelity International Small Cap Opportunities Fund
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.31%A
Net investment income (loss)	14%A
Supplemental Data
Net assets, end of period (000 omitted)	$197,349
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights Institutional Class
Year ended October 31,	2005F
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)D	—H
Net realized and unrealized gain (loss)	39E
Total from investment operations	39
Redemption fees added to paid in capitalD	01
Net asset value, end of period	$10.40
Total ReturnB,C	4.00%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.25%A
Expenses net of voluntary waivers, if any	1.40%A
Expenses net of all reductions	1.29%A
Net investment income (loss)	16%A
Supplemental Data
Net assets, end of period (000 omitted)	$2,849
Portfolio turnover rate	46%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
F For the period August 2, 2005 (commencement of operations) to October 31, 2005.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended October 31, 2005

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund’s investments in emerging markets can be subject to social, economic, reg ulatory, and political uncertainties and can be extremely volatile. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses indepen dent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

25 Annual Report

Notes to Financial Statements continued

1. Significant Accounting Policies continued

Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

26

1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$9,432,980
Unrealized depreciation	(8,507,152)
Net unrealized appreciation (depreciation)	925,828
Undistributed ordinary income	57,206
Capital loss carryforward	(3,072,229)

Cost for federal income tax purposes	$213,870,466

Short Term Trading (Redemption) Fees. Shares purchased and held in the fund less than 90 days will be subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

27 Annual Report

Notes to Financial Statements continued
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $282,288,880 and $65,440,601, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. The fund’s performance adjustment will not take effect until July 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .86% of the fund’s average net assets.

Distribution and Service Plan. In accordance with Rule 12b 1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class’ average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

28

4. Fees and Other Transactions with Affiliates continued
Distribution and Service Plan continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution	Service	Paid to	Retained
	Fee	Fee	FDC	by FDC
Class A	0%	.25%	$1,456	$459
Class T	25%	.25%	1,976	990
Class B	75%	.25%	2,894	2,675
Class C	75%	.25%	5,415	5,257
			$11,741	$9,381

Sales Load. FDC receives a front end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermedi aries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:
Retained
by FDC
Class A	$12,750
Class T	2,294
Class B*	10
Class C*	231
$15,285

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servic ing agent for each class of the fund, except for Fidelity International Small Cap Opportu nities Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities Fund shares. FIIOC and FSC receive account fees and asset based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements.

29 Annual Report

Notes to Financial Statements continued

4. Fees and Other Transactions with Affiliates continued
Transfer Agent Fees continued

For the period the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

		% of
		Average
	Amount	Net Assets
Class A	$2,158	.36*
Class T	1,388	.34*
Class B	830	.28*
Class C	1,495	.27*
Fidelity International Small Cap Opportunities Fund	78,812	.33*
Institutional Class	1,071	.21*
	$85,754
* Annualized

Accounting Fees. FSC maintains the fund’s accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $55,685 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,977 for the period.

Annual Report

30

5. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Class A	1.65%	$6,027
Class T	1.90%	4,117
Class B	2.40%	3,055
Class C	2.40%	5,067
Fidelity International Small Cap Opportunities Fund .	1.40%	205,242
Institutional Class	1.40%	4,405

		$227,913

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $23,569 for the period. In addition, through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody expenses by $89. During the period, credits reduced each class’ transfer agent expense as noted in the table below.

Transfer Agent
expense reduction
Class A	$124
Class T	120
Class B	123
Class C	120
Institutional Class	123
$610

6. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

31 Annual Report

Notes to Financial Statements continued

7. Share Transactions.

Transactions for each class of shares were as follows:
	Shares	Dollars
	Year ended	Year ended
	October 31, 2005A	October 31, 2005A
Class A
Shares sold	533,911	$5,543,122
Shares redeemed	(2,302)	(24,252)
Net increase (decrease)	531,609	$5,518,870
Class T
Shares sold	262,396	$2,707,886
Shares redeemed	(1,961)	(19,686)
Net increase (decrease)	260,435	$2,688,200
Class B
Shares sold	169,923	$1,745,697
Shares redeemed	(5,585)	(57,751)
Net increase (decrease)	164,338	$1,687,946
Class C
Shares sold	322,125	$3,329,826
Shares redeemed	(2,373)	(24,472)
Net increase (decrease)	319,752	$3,305,354
Fidelity International Small Cap Opportunities Fund
Shares sold	19,620,455	$205,992,728
Shares redeemed	(646,558)	(6,587,124)
Net increase (decrease)	18,973,897	$199,405,604
Institutional Class
Shares sold	274,003	$2,804,816
Net increase (decrease)	274,003	$2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Interna tional Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s manage ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of October 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period from August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts December 13, 2005

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 322 funds advised by FMR or an affiliate. Mr. McCoy oversees 324 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 319 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to Individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005 present). She is President and a Director of Fidelity In vestments Money Management, Inc. (2001 present), FMR Co., Inc. (2001 present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001 2005), Senior Vice President of the Fidelity funds (2001 2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR Corp (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addi tion, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson’s father.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Annual Report

36

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teltech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001 present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director’s Council of the Investment Com pany Institute. In addition, Mr. Mann is a member of the President’s Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

38

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005 present) or Member of the Advisory Board (2004 present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System (1996 present).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Annual Report

40

Name, Age; Principal Occupation Eric D. Roiter (56)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Manage ment, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corpora tion (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2005

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secre tary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2005

President, Treasurer, and Anti Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of the fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Ser vices Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity In vestments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Temple ton Services, LLC (2000 2004).

Annual Report

42

Name, Age; Principal Occupation Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of profes sional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treas urer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice Pres ident and Head of Fund Reporting (1996 2003).

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44

Distributions

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/05	12/09/05	—	$.003

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

On July 21, 2005, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quanti tative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

46

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying an additional sales charge.

Investment Performance. Fidelity International Small Cap Opportunities Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund’s Advisory Contracts.

The Board considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s investment perfor mance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s proposed management fee and projected total operating expenses in reviewing the Advisory Contracts. The Board noted that the fund’s proposed manage ment fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the fund’s management fee and the total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be approved.

Annual Report

48

49 Annual Report

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50

51 Annual Report

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52

53 Annual Report

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55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

AILSI-UANN-1205 1.815081.100

Item 2. Code of Ethics

As of the end of the period, October 31, 2005, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Canada Fund	$53,000	$49,000
Fidelity China Region Fund	$48,000	$45,000
Fidelity Emerging Markets Fund	$102,000	$62,000
Fidelity Europe Fund	$63,000	$58,000
Fidelity Global Balanced Fund	$66,000	$62,000
Fidelity International Discovery Fund	$66,000	$59,000
Fidelity Japan Fund	$52,000	$50,000
Fidelity Japan Smaller Companies Fund	$46,000	$44,000
Fidelity Latin America Fund	$65,000	$68,000
Fidelity Nordic Fund	$42,000	$40,000
Fidelity Overseas Fund	$98,000	$87,000
Fidelity Pacific Basin Fund	$52,000	$50,000
Fidelity Southeast Asia Fund	$65,000	$69,000
All funds in the Fidelity Group of Funds audited by PwC	$11,900,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund and Fidelity Worldwide Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B
Fidelity Aggressive International Fund	$41,000	$37,000
Fidelity Diversified International Fund	$102,000	$56,000
Fidelity Europe Capital Appreciation Fund	$42,000	$41,000
Fidelity International Small Cap Fund	$37,000	$32,000
Fidelity International Small Cap Opportunities Fund	$36,000	$0
Fidelity Worldwide Fund	$43,000	$42,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.
B

No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to Fidelity International Small Cap Opportunities Fund as the fund did not commence operations until August 2, 2005.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A
Fidelity Canada Fund	$0	$0
Fidelity China Region Fund	$0	$0
Fidelity Emerging Markets Fund	$0	$0
Fidelity Europe Fund	$0	$0
Fidelity Global Balanced Fund	$0	$0
Fidelity International Discovery Fund	$0	$0
Fidelity Japan Fund	$0	$0
Fidelity Japan Smaller Companies Fund	$0	$0
Fidelity Latin America Fund	$0	$0
Fidelity Nordic Fund	$0	$0
Fidelity Overseas Fund	$0	$0
Fidelity Pacific Basin Fund	$0	$0
Fidelity Southeast Asia Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004 A,B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to Fidelity International Small Cap Opportunities Fund as the fund did not commence operations until August 2, 2005.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005 A,B	2004A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Small Cap Opportunities Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Canada Fund	$4,200	$4,000
Fidelity China Region Fund	$4,200	$4,000
Fidelity Emerging Markets Fund	$34,600	$23,000
Fidelity Europe Fund	$4,200	$4,000
Fidelity Global Balanced Fund	$4,200	$4,000
Fidelity International Discovery Fund	$26,500	$16,300
Fidelity Japan Fund	$4,700	$4,000
Fidelity Japan Smaller Companies Fund	$4,200	$4,000
Fidelity Latin America Fund	$4,200	$4,000
Fidelity Nordic Fund	$4,200	$4,000
Fidelity Overseas Fund	$4,200	$4,000
Fidelity Pacific Basin Fund	$27,800	$13,000
Fidelity Southeast Asia Fund	$16,300	$16,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B
Fidelity Aggressive International Fund	$3,900	$3,900
Fidelity Diversified International Fund	$4,000	$4,000
Fidelity Europe Capital Appreciation Fund	$4,000	$4,000
Fidelity International Small Cap Fund	$3,600	$3,600
Fidelity International Small Cap Opportunities Fund	$3,800	$0
Fidelity Worldwide Fund	$4,000	$4,000
A	Aggregate amounts may reflect rounding.
B

No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for Fidelity International Small Cap Opportunities Fund as the fund did not commence operations until August 2, 2005.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Small Cap Opportunities Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Canada Fund	$2,200	$1,500
Fidelity China Region Fund	$1,700	$1,500
Fidelity Emerging Markets Fund	$2,200	$1,700
Fidelity Europe Fund	$3,400	$2,600
Fidelity Global Balanced Fund	$1,500	$1,400
Fidelity International Discovery Fund	$4,000	$2,700
Fidelity Japan Fund	$2,000	$1,800
Fidelity Japan Smaller Companies Fund	$2,400	$2,200
Fidelity Latin America Fund	$2,000	$1,500
Fidelity Nordic Fund	$1,500	$1,300
Fidelity Overseas Fund	$5,400	$4,700
Fidelity Pacific Basin Fund	$1,800	$1,600
Fidelity Southeast Asia Fund	$1,900	$1,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to Fidelity International Small Cap Opportunities Fund as the fund did not commence operations until August 2, 2005.

In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$420,000	$300,000
Deloitte Entities	$210,000	$720,000
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Small Cap Opportunities Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by PwC of $4,200,000A and $2,350,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$600,000	$400,000
Non-Covered Services	$3,600,000	$1,950,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by Deloitte Entities of $650,000A,B and $1,600,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A,B	2004A,B
Covered Services	$250,000	$700,000
Non-Covered Services	$400,000	$900,000
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Small Cap Opportunities Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2005
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	December 22, 2005